UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-05002

DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2009

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Alternative Asset Allocation Plus VIP

DWS Balanced VIP

DWS Blue Chip VIP

DWS Core Fixed Income VIP

DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP)

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Strategic Value VIP (formerly DWS Dreman High Return Equity VIP)

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

4 DWS Alternative Asset Allocation Plus VIP

14 DWS Balanced VIP

61 DWS Blue Chip VIP

76 DWS Core Fixed Income VIP

89 DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP)

108 DWS Dreman Small Mid Cap Value VIP

120 DWS Global Thematic VIP

134 DWS Government & Agency Securities VIP

147 DWS High Income VIP

169 DWS Large Cap Value VIP

181 DWS Mid Cap Growth VIP

193 DWS Money Market VIP

205 DWS Small Cap Growth VIP

218 DWS Strategic Income VIP

246 DWS Strategic Value VIP (formerly DWS Dreman High Return Equity VIP)

257 DWS Technology VIP

268 DWS Turner Mid Cap Growth VIP

280 Notes to Financial Statements

305 Report of Independent Registered Public Accounting Firm

306 Tax Information

306 Proxy Voting

307 Investment Management Agreement Approval

315 Summary of Management Fee Evaluation by Independent Fee Consultant

318 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 778-1482 or your financial representative. We advise you to consider the Portfolio's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Portfolio. Please read the prospectus carefully before you invest.

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

DWS Alternative Asset Allocation Plus VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 1.88% and 2.28% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the underlying funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The underlying funds may invest in foreign securities and securities of emerging markets which present certain risks, such as currency fluctuation, political and economic changes and market risks. The underlying funds may also invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. The Portfolio and the underlying funds may invest in derivatives which may be more volatile and less liquid than traditional securities. The Portfolio could suffer losses on derivative positions held by the Portfolio or the underlying funds. Additionally, the underlying funds may experience relatively large investments or redemptions by the Portfolio or other DWS fund-of-funds which could affect the underlying funds. Furthermore, there are additional risks associated with investments in underlying funds that are nondiversified, concentrate in securities related to commodities-related industries and utilize short-sales. Please read the Portfolio's prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation Plus VIP from 2/2/09 to 12/31/09
[] DWS Asset Allocation Plus VIP — Class A [] MSCI World Index [] Barclays Capital US Aggregate Bond Index [] S&P 500® Index [] Blended Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Equity index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Fixed income index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* The Portfolio commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

Comparative Results
DWS Alternative Asset Allocation Plus VIP		Life of Portfolio‡*
Class A	Growth of $10,000	$12,630
	Cumulative total return	26.30%
MSCI World Index	Growth of $10,000	$14,247
	Cumulative total return	42.47%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,687
	Cumulative total return	6.87%
S&P 500 Index	Growth of $10,000	$13,810
	Cumulative total return	38.10%
Blended Index	Growth of $10,000	$13,143
	Cumulative total return	31.43%
DWS Alternative Asset Allocation Plus VIP		Life of Class‡**
Class B	Growth of $10,000	$11,601
	Cumulative total return	16.01%
MSCI World Index	Growth of $10,000	$12,168
	Cumulative total return	21.68%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,455
	Cumulative total return	4.55%
S&P 500 Index	Growth of $10,000	$12,283
	Cumulative total return	22.83%
Blended Index	Growth of $10,000	$11,652
	Cumulative total return	16.52%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Portfolio commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

** The Portfolio commenced offering Class B shares on May 18, 2009. Index returns began on May 31, 2009.

Information About Your Portfolio's Expenses

DWS Alternative Asset Allocation Plus VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying Funds in which the Portfolio invests. These expenses are not included in the Portfolio's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Portfolio limited the ongoing expenses the Portfolio bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,131.70	$ 1,130.90
Expenses Paid per $1,000*	$ 1.13	$ 3.28
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,024.15	$ 1,022.13
Expenses Paid per $1,000*	$ 1.07	$ 3.11

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios**	Class A	Class B
DWS Alternative Asset Allocation Plus VIP	.21%	.61%

** The Portfolio invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Portfolio is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Alternative Asset Allocation Plus VIP

DWS Alternative Asset Allocation Plus VIP invests in nine DWS mutual funds, plus three exchange-traded funds and plans to invest in a portable alpha overlay, that together provide extensive exposure to alternative asset classes.1,2 We believe this bundled approach can help dampen volatility and enhance portfolio diversification over time. Since the Portfolio's commencement date on February 2, 2009, it has generated a return of 26.30% (Class A shares, unadjusted for contract charges). Its blended benchmark returned 31.43% during the same interval.

We define the alternative allocations in terms of three segments: absolute return, real return and nontraditional. The real return allocation, which holds investments whose returns should outpace the rate of inflation over time, added value through the strong performance of DWS Gold & Precious Metals Fund and DWS Commodity Securities Fund. The nontraditional allocation holds investments that provide diversification but that may not be held in traditional portfolios consisting of bonds and US equities. The Portfolio's top-performing holdings in this segment were those that gained the greatest benefit from the rally in higher-beta assets, such as DWS RREEF Global Real Estate Securities Fund and DWS Emerging Markets Equity Fund.3

The weakest returns came from the Portfolio's investment in the absolute return segment, which holds one investment: DWS Disciplined Market Neutral Fund. This fund holds roughly equal weightings in both long and short investments, meaning that its return is unlikely to keep pace with the market when stocks are in the midst of a strong rally. The Portfolio's holdings in fixed-income funds within the absolute and real return segments also acted as a drag on returns at a time of outstanding performance for global equities. While these investments have lagged in the period since the Portfolio's commencement, we believe they are all critical to effective diversification in the longer term.

DWS Alternative Asset Allocation Plus VIP represents a professionally managed, one-stop portfolio that enables individual investors to take advantage of opportunities in asset classes that for years have only been available to institutions. We believe the Portfolio represents a new way for investors to achieve the level of diversification not available through traditional investments alone.4

Robert Wang
Inna Okounkova
Thomas Picciochi
Portfolio Managers

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Equity index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. Fixed income index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The portable alpha strategy is designed to add value by taking advantage of short-term mispricings in the global equity, bond and currency markets. The portable alpha strategy may use instruments including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions. This strategy is applied once the portfolio reaches $50 million in assets.

2 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

3 Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

4 Diversification neither assures a profit nor guarantees against a loss.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Alternative Asset Allocation Plus VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/09

Alternative Funds DWS Commodity Securities Fund DWS Disciplined Market Neutral Fund DWS Gold & Precious Metals Fund DWS RREEF Global Infrastructure Fund DWS RREEF Global Real Estate Securities Fund DWS Inflation Protected Plus Fund	70%
Income Funds DWS Emerging Markets Fixed Income Fund DWS Floating Rate Plus Fund	16%
International Funds DWS Emerging Markets Equity Fund	9%
Exchange-Traded Funds iShares MSCI EAFE Small Cap Index Fund SPDR Barclays Capital International Treasury Bond WisdomTree Emerging Markets SmallCap Dividend Fund	5%
100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 9. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Alternative Asset Allocation Plus VIP

	Shares	Value ($)

Equity — Equity Funds 58.1%
DWS Commodity Securities Fund "Institutional"	147,860	545,604
DWS Disciplined Market Neutral Fund "Institutional"	83,183	767,782
DWS Emerging Markets Equity Fund "Institutional"	21,831	373,748
DWS Gold & Precious Metals Fund "Institutional"	10,648	205,191
DWS RREEF Global Infrastructure Fund "Institutional"	23,986	207,719
DWS RREEF Global Real Estate Securities Fund "Institutional"	92,031	618,445
Total Equity — Equity Funds (Cost $2,557,716)		2,718,489

Equity — Exchange-Traded Funds 4.2%
iShares MSCI EAFE Small Cap Index Fund	2,755	98,657
SPDR Barclays Capital International Treasury Bond	1,097	62,343
WisdomTree Emerging Markets SmallCap Dividend Fund	808	34,783
Total Equity — Exchange-Traded Funds (Cost $191,721)		195,783
	Shares	Value ($)

Fixed Income — Bond Funds 26.9%
DWS Emerging Markets Fixed Income Fund "Institutional"	47,926	488,368
DWS Floating Rate Plus Fund "Institutional"	22,893	204,895
DWS Inflation Protected Plus Fund "Institutional"	58,426	568,488
Total Fixed Income — Bond Funds (Cost $1,212,407)		1,261,751
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,961,844)+	89.2	4,176,023
Other Assets and Liabilities, Net	10.8	505,379
Net Assets	100.0	4,681,402

+ The cost for federal income tax purposes was $3,968,649. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $207,374. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $231,273 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,899.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Equity Funds	$ 2,718,489	$ —	$ —	$ 2,718,489
Exchange-Traded Funds	195,783	—	—	195,783
Bond Funds	1,261,751	—	—	1,261,751
Total	$ 4,176,023	$ —	$ —	$ 4,176,023

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in Underlying Affiliated Funds, at value (cost $3,770,123)	$ 3,980,240
Investments in non-affiliated funds (cost $191,721)	195,783
Total investments, at value (cost $3,961,844)	4,176,023
Cash	178,306
Receivable for Portfolio shares sold	372,690
Dividends receivable	411
Other assets	103
Total assets	4,727,533
Liabilities
Accrued expenses and other liabilities	46,131
Total liabilities	46,131
Net assets, at value	$ 4,681,402
Net Assets Consist of
Undistributed net investment income	97,525
Net unrealized appreciation (depreciation) on: Investments	214,179
Accumulated net realized gain (loss)	93,568
Paid-in capital	4,276,130
Net assets, at value	$ 4,681,402
Class A Net Asset Value, offering and redemption price per share ($1,276,729 ÷ 101,099 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.63
Class B Net Asset Value, offering and redemption price per share ($3,404,673 ÷ 270,064 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from February 2, 2009 (commencement of operations) to December 31, 2009
Investment Income
Income: Income distributions from Underlying Affiliated Funds	$ 106,405
Dividends	1,874
Income distributions — affiliated cash management vehicles	117
Total Income	108,396
Expenses: Management fee	4,064
Administration service fee	2,032
Services to shareholders	192
Distribution service fee (Class B)	4,099
Custodian fee	6,037
Legal fees	13,639
Audit and tax fees	32,553
Trustees' fees and expenses	1,318
Reports to shareholders	16,417
Offering expenses	52,180
Other	1,333
Total expenses before expense reductions	133,864
Expense reductions	(122,993)
Total expenses after expense reductions	10,871
Net investment income (loss)	97,525
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from sale of Underlying Affiliated Funds	93,568
Change in net unrealized appreciation (depreciation) on investments	214,179
Net gain (loss)	307,747
Net increase (decrease) in net assets resulting from operations	$ 405,272

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2009*
Operations: Net investment income (loss)	$ 97,525
Net realized gain (loss)	93,568
Change in net unrealized appreciation (depreciation)	214,179
Net increase (decrease) in net assets resulting from operations	405,272
Portfolio share transactions: Class A Proceeds from shares sold	1,288,284
Cost of shares redeemed	(300,310)
Net increase (decrease) in net assets from Class A share transactions	987,974
Class B Proceeds from shares sold	6,723,581
Cost of shares redeemed	(3,636,425)
Net increase (decrease) in net assets from Class B share transactions	3,087,156
Increase (decrease) in net assets	4,075,130
Net assets at beginning of period (initial capital) Class A	200,000
Class B	1,000
Net assets at end of period (including undistributed net investment income of $97,525)	$ 4,681,402
Other Information
Class A Shares sold	105,838
Shares redeemed	(24,739)
Net increase (decrease) in Class A shares	81,099
Initial capital	20,000
Shares outstanding at end of period	101,099
Class B Shares sold	560,919
Shares redeemed	(290,947)
Net increase (decrease) in Class B shares	269,972
Initial capital	92
Shares outstanding at end of period	270,064

* For the period from February 2, 2009 (commencement of operations) to December 31, 2009 for Class A shares and from May 18, 2009 (commencement of operations) to December 31, 2009 for Class B shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended December 31,	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.57
Net realized and unrealized gain (loss)	2.06
Total from investment operations	2.63
Net asset value, end of period	$ 12.63
Total Return (%)[c,d]	26.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)[e]	11.67*
Ratio of expenses after expense reductions (%)[e]	.21*
Ratio of net investment income (%)	5.39*
Portfolio turnover rate (%)	155**

[a] For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

[e] The Portfolio invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.

* Annualized

** Not annualized

Class B Year Ended December 31,	2009[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.87
Income (loss) from investment operations: Net investment income (loss)[b]	.35
Net realized and unrealized gain (loss)	1.39
Total from investment operations	1.74
Net asset value, end of period	$ 12.61
Total Return (%)[c,d]	16.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)[e]	5.37*
Ratio of expenses after expense reductions (%)[e]	.61*
Ratio of net investment income (%)	4.66*
Portfolio turnover rate (%)	155**

[a] For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.

[e] The Portfolio invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds and non-affiliated funds in which the Portfolio is invested. This ratio does not include these indirect fees and expenses.

* Annualized

** Not annualized

Performance Summary December 31, 2009

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 is 0.61% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. The Portfolio invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the Portfolio's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] Russell 1000® Index [] Barclays Capital US Aggregate Bond Index [] Blended Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Blended Index consists of the Barclays Capital US Aggregate Bond Index (27%), Russell 1000 Growth Index (20%), Russell 1000 Value Index (20%), MSCI EAFE Index (8%), Russell 2000 Index (6%), Merrill Lynch 3 Month Treasury Bill Index (5%), Barclays Capital Global TIPS Index (5%), Credit Suisse High Yield Index (3%), MSCI Emerging Markets Free Index (3%), and the MSCI EAFE Small Cap index (3%).

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Balanced VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,343	$9,404	$10,813	$10,563
	Average annual total return	23.43%	-2.03%	1.57%	.55%
Russell 1000 Index	Growth of $10,000	$12,843	$8,477	$10,401	$9,520
	Average annual total return	28.43%	-5.36%	.79%	-.49%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,593	$11,925	$12,744	$18,475
	Average annual total return	5.93%	6.04%	4.97%	6.33%
Blended Index	Growth of $10,000	$12,232	$9,811	$11,503	$12,688
	Average annual total return	22.32%	-.63%	2.84%	2.41%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,151.50
Expenses Paid per $1,000*	$ 2.87
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,022.53
Expenses Paid per $1,000*	$ 2.70

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Balanced VIP	.53%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Balanced VIP

Virtually all asset classes delivered positive returns during the past year, creating a positive backdrop for DWS Balanced VIP in 2009. For the 12 months ended December 31, 2009, the Portfolio returned 23.43% (Class A shares, unadjusted for contract charges). The Barclays Capital US Aggregate Bond Index, the Portfolio's bond benchmark, returned 5.93%, while the Russell 1000® Index, the Portfolio's equity benchmark, returned 28.43%.

The Portfolio now allocates to 11 investment strategies, including several exchange-traded funds, or ETFs.1 We believe these investments, which offer investors one-stop exposure to a wide range of asset classes within the global financial markets, provide greater diversification than the traditional "balanced" strategy of 60% large-cap US equities and 40% fixed income.

We sought to augment the Portfolio's diversification by adding four new investments during the past year. The first was an ETF, the iShares Barclays Aggregate Bond Fund, which is designed to track the performance of the Barclays Capital US Aggregate Bond Index.2 Also, within fixed income, we established an allocation to Treasury Inflation-Protected Securities, or "TIPS." While both performed well on an absolute basis, they acted as drags on the Portfolio's performance given bonds' substantial underperformance relative to equities. In addition to adding these two strategies, we also introduced two new equity investments to the Portfolio: global small-cap and the Vanguard Emerging Markets ETF.3 Both produced strong gains and added value despite having small weightings.4

Overall, our largest contributors came from our quantitative large-cap growth and fundamental large-cap value strategies, while our largest detractor was our fundamental large-cap growth strategy.

We continue to review asset allocation and manager allocation periodically, and we are always looking for opportunities to expand our asset coverage universe and increase diversification among managers and investment styles.

Robert Wang	John Brennan	J. Richard Robben, CFA	Gary Sullivan, CFA
James B. Francis, CFA	William Chepolis, CFA	Thomas Schuessler, PhD	Andreas Wendelken
Inna Okounkova	Owen Fitzpatrick, CFA	Mark Schumann	Nikolaus Poehlmann, CFA
Thomas Picciochi	Matthew F. MacDonald, CFA	Richard Shepley	Udo Rosendahl
Portfolio Managers

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest into an index.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

2 The iShares Barclays Aggregate Bond Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment-grade bond market as defined by the Barclays Capital US Aggregate Bond Index.

3 The Vanguard Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging-market countries.

4 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	54%	59%
Government & Agency Obligations	13%	6%
Cash Equivalents	10%	5%
Mortgage-Backed Securities Pass-Throughs	8%	9%
Corporate Bonds	8%	12%
Exchange-Traded Funds	6%	—
Commercial Mortgage-Backed Securities	1%	2%
Collateralized Mortgage Obligations	—	6%
Asset Backed	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending)	12/31/09	12/31/08

Financials	16%	18%
Information Technology	15%	12%
Health Care	13%	14%
Industrials	11%	10%
Consumer Discretionary	11%	7%
Energy	10%	11%
Consumer Staples	9%	11%
Materials	6%	5%
Telecommunication Services	5%	6%
Utilities	4%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 18. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 56.4%
Consumer Discretionary 6.2%
Auto Components 0.2%
Bridgestone Corp.	300	5,257
Compagnie Generale des Etablissements Michelin "B"	105	8,054
Cooper Tire & Rubber Co.	3,300	66,165
Denso Corp.	200	5,994
Gentex Corp.	6,400	114,240
Magna International, Inc. "A"	200	10,185
Minth Group Ltd.	103,300	152,229
Modine Manufacturing Co.*	6,700	79,328
Nippon Seiki Co., Ltd.	6,000	68,336
S&T Dynamics Co., Ltd.*	5,990	84,077
Standard Motor Products, Inc.*	13,000	110,760
Tianneng Power International Ltd.	136,000	62,577
		767,202
Automobiles 0.4%
Bayerische Motoren Werke (BMW) AG	257	11,684
Daimler AG (Registered)	6,016	321,417
Fiat SpA*	2,303	33,517
Ford Motor Co.*	46,400	464,000
Honda Motor Co., Ltd.	700	23,668
Mitsubishi Motors Corp.*	2,000	2,756
Nissan Motor Co., Ltd.*	900	7,866
PSA Peugeot Citroen*	112	3,752
Renault SA*	129	6,569
Suzuki Motor Corp.	200	4,911
Thor Industries, Inc.	3,500	109,900
Toyota Motor Corp.	6,938	291,506
Volkswagen AG	35	3,872
		1,285,418
Distributors 0.2%
Genuine Parts Co.	16,036	608,727
Jardine Cycle & Carriage Ltd.	1,000	19,082
Li & Fung Ltd.	8,000	32,771
		660,580
Diversified Consumer Services 0.3%
Brink's Home Security Holdings, Inc.*	700	22,848
Capella Education Co.*	900	67,770
Career Education Corp.* (a)	14,000	326,340
Corinthian Colleges, Inc.* (a)	9,200	126,684
H&R Block, Inc.	17,626	398,700
Lincoln Educational Services Corp.*	4,100	88,847
Steiner Leisure Ltd.*	700	27,832
		1,059,021
Hotels Restaurants & Leisure 1.0%
Accor SA	61	3,314
Aristocrat Leisure Ltd.	1,586	5,661
Bob Evans Farms, Inc.	1,400	40,530
bwin Interactive Entertainment AG*	3,171	188,945
Caribou Coffee Co., Inc.*	2,800	21,616
Carnival Corp. (Units)*	12,114	383,893
Carnival PLC*	148	5,054
Carrols Restaurant Group, Inc.*	2,100	14,847
Compass Group PLC	1,151	8,221
	Shares	Value ($)

Cracker Barrel Old Country Store, Inc.	1,900	72,181
Crown Ltd.	1,868	13,374
Darden Restaurants, Inc.	8,000	280,560
Genting Singapore PLC*	29,000	26,559
Lottomatica SpA	275	5,510
Marriott International, Inc. "A" (a)	11,840	322,638
McDonald's Corp.	14,900	930,356
OPAP SA	2,900	63,487
Paddy Power PLC	4,028	142,751
Papa John's International, Inc.*	2,100	49,056
PartyGaming PLC*	16,890	70,584
REXLot Holdings Ltd.	1,550,000	173,029
Shangri-La Asia Ltd.	6,000	11,223
Shuffle Master, Inc.*	2,800	23,072
Sodexo	85	4,855
Starbucks Corp.*	6,400	147,584
TABCORP Holdings Ltd.	2,233	13,847
Tatts Group Ltd.	3,481	7,594
Whitbread PLC	229	5,150
		3,035,491
Household Durables 0.3%
Advanced Digital Broadcast Holdings SA (Registered)*	1,124	55,962
American Greetings Corp. "A"	4,800	104,592
Electrolux AB "B"*	515	12,088
Garmin Ltd. (a)	10,400	319,280
Husqvarna AB "B"*	900	6,644
Newell Rubbermaid, Inc.	1,500	22,515
NVR, Inc.*	100	71,071
Panasonic Corp.	1,000	14,300
Rational AG	700	118,580
Ryland Group, Inc.	2,300	45,310
Sharp Corp.	1,000	12,583
Sony Corp.	400	11,595
Tempur-Pedic International, Inc.*	6,600	155,958
Tupperware Brands Corp.	3,100	144,367
		1,094,845
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	3,700	497,724
Expedia, Inc.*	2,500	64,275
HSN, Inc.*	3,200	64,608
Liberty Media Corp. — Interactive "A"*	13,600	147,424
Priceline.com, Inc.*	1,000	218,500
		992,531
Leisure Equipment & Products 0.0%
Smith & Wesson Holding Corp.* (a)	14,900	60,941
Universal Entertainment Corp.*	5,600	69,677
		130,618
Media 1.1%
Aegis Group PLC	29,553	56,509
British Sky Broadcasting Group PLC	1,232	11,098
Comcast Corp. "A"	22,200	374,292
DISH Network Corp. "A"	7,700	159,929
Fairfax Media Ltd.	9,014	13,903
Gestevision Telecinco SA	345	5,036
JC Decaux SA*	4,869	118,051
	Shares	Value ($)

Journal Communications, Inc. "A"	4,200	16,338
Lagardere SCA	107	4,317
McGraw-Hill Companies, Inc.	3,000	100,530
Mediacom Communications Corp. "A"*	11,000	49,170
Mediaset SpA	2,591	21,171
Publicis Groupe	132	5,355
Reed Elsevier NV	12,594	154,529
Scholastic Corp.	4,900	146,167
Scripps Networks Interactive "A"	21,700	900,550
SES "A" (FDR)	184	4,126
Shaw Communications, Inc. "B"	800	16,576
Singapore Press Holdings Ltd.	11,000	28,588
SuperMedia, Inc.*	43	1,519
Television Broadcasts Ltd.	1,000	4,792
Thomson Reuters Corp.	1,213	39,376
Time Warner Cable, Inc.	12,825	530,827
Time Warner, Inc.	11,533	336,072
Vertis Holdings, Inc.*	1,645	0
Vivendi	300	8,856
Wolters Kluwer NV	4,847	106,237
World Wrestling Entertainment, Inc. "A"	7,600	116,508
WPP PLC	1,683	16,434
		3,346,856
Multiline Retail 0.5%
Big Lots, Inc.*	4,900	142,002
Canadian Tire Corp., Ltd. "A"	100	5,498
Dillard's, Inc. "A" (a)	7,600	140,220
Dollar General Corp.*	4,000	89,720
Kohl's Corp.*	6,680	360,252
Macy's, Inc.	9,900	165,924
Marks & Spencer Group PLC	1,148	7,448
Next PLC	169	5,634
Nordstrom, Inc.	14,510	545,286
PPR	36	4,314
		1,466,298
Specialty Retail 1.3%
Advance Auto Parts, Inc.	10,700	433,136
Aeropostale, Inc.*	3,400	115,770
American Eagle Outfitters, Inc.	5,000	84,900
Big 5 Sporting Goods Corp.	7,600	130,568
CarMax, Inc.*	2,700	65,475
DSW, Inc. "A"*	900	23,292
Esprit Holdings Ltd.	4,223	27,794
Group 1 Automotive, Inc.*	4,600	130,410
Guess?, Inc.	7,500	317,250
Hennes & Mauritz AB "B"	2,946	163,024
Home Depot, Inc.	6,900	199,617
Industria de Diseno Textil SA	820	50,810
J. Crew Group, Inc.* (a)	2,800	125,272
Jo-Ann Stores, Inc.*	2,400	86,976
Jumbo SA	5,013	63,678
Kingfisher PLC	1,961	7,188
Kirkland's, Inc.*	5,000	86,850
Limited Brands, Inc.	24,870	478,499
Lithia Motors, Inc. "A"* (a)	5,500	45,210
Megane Top Co., Ltd.	5,900	64,114
Nitori Co., Ltd.	1,100	81,849
Ross Stores, Inc.	7,500	320,325
The Gap, Inc.	19,900	416,905
The Sherwin-Williams Co.	300	18,495
	Shares	Value ($)

TJX Companies, Inc.	8,100	296,055
Urban Outfitters, Inc.*	3,900	136,461
		3,969,923
Textiles, Apparel & Luxury Goods 0.6%
Adidas AG	129	6,965
Carter's, Inc.*	5,000	131,250
Coach, Inc.	2,000	73,060
Compagnie Financiere Richemont SA "A"	6,073	203,209
Deckers Outdoor Corp.*	1,400	142,408
Gildan Activewear, Inc.*	300	7,372
Hermes International	19	2,527
Jones Apparel Group, Inc.	3,800	61,028
Luxottica Group SpA	492	12,745
NIKE, Inc. "B" (a)	10,900	720,163
Steven Madden Ltd.*	3,200	131,968
Swatch Group AG (Bearer)	73	18,374
Swatch Group AG (Registered)	105	5,021
VF Corp.	5,271	386,048
Yue Yuen Industrial (Holdings) Ltd.	3,000	8,703
		1,910,841
Consumer Staples 5.3%
Beverages 0.8%
Anheuser-Busch InBev NV	1,084	56,004
Asahi Breweries Ltd.	1,300	23,841
C&C Group PLC	35,172	151,788
Carlsberg AS "B"	3,444	254,156
Central European Distribution Corp.*	3,300	93,753
Coca-Cola Amatil Ltd.	614	6,327
Coca-Cola Bottling Co. Consolidated	500	27,010
Coca-Cola Co.	4,900	279,300
Coca-Cola Enterprises, Inc.	16,700	354,040
Coca-Cola West Co., Ltd.	400	7,035
Diageo PLC	274	4,778
Foster's Group Ltd.	1,744	8,582
Heineken Holding NV	156	6,536
Heineken NV	730	34,590
Kirin Holdings Co., Ltd.	2,000	31,884
National Beverage Corp.*	700	9,702
PepsiCo, Inc.	20,905	1,271,024
Pernod Ricard SA	459	39,398
SABMiller PLC	307	9,003
Sapporo Holdings Ltd.	1,000	5,447
		2,674,198
Food & Staples Retailing 1.2%
AEON Co., Ltd.	2,000	16,171
Carrefour SA	1,479	71,110
Casino Guichard-Perrachon SA	82	7,349
CVS Caremark Corp.	17,522	564,384
Delhaize Group	164	12,561
FamilyMart Co., Ltd.	300	8,841
George Weston Ltd.	200	12,797
J Sainsbury PLC	405	2,106
Koninklijke Ahold NV	3,661	48,570
Kroger Co.	20,044	411,503
Loblaw Companies Ltd.	300	9,718
Metro AG	1,040	63,391
Metro, Inc. "A"	300	11,250
Seven & I Holdings Co., Ltd.	6,855	139,137
Shoppers Drug Mart Corp.	600	26,052
SUPERVALU, Inc.	15,200	193,192
Sysco Corp.	13,600	379,984
	Shares	Value ($)

Tesco PLC	1,883	12,938
UNY Co., Ltd.	1,100	7,687
Village Super Market, Inc. "A"	100	2,732
Wal-Mart Stores, Inc.	26,700	1,427,115
Wesfarmers Ltd.	1,050	29,193
Wesfarmers Ltd. (PPS)	167	4,643
Whole Foods Market, Inc.*	9,400	258,030
William Morrison Supermarkets PLC	498	2,220
Woolworths Ltd.	1,283	32,137
		3,754,811
Food Products 1.2%
Ajinomoto Co., Inc.	2,000	18,829
Archer-Daniels-Midland Co.	16,200	507,222
Aryzta AG	159	5,931
Cadbury PLC	397	5,109
Campbell Soup Co.	23,500	794,300
DANONE SA	1,251	76,185
Darling International, Inc.*	7,300	61,174
Diamond Foods, Inc.	3,100	110,174
General Mills, Inc.	5,576	394,837
Green Mountain Coffee Roasters, Inc.*	1,350	109,984
J & J Snack Foods Corp.	2,200	87,912
Kikkoman Corp.	1,000	12,217
Kraft Foods, Inc. "A"	8,976	243,968
Lancaster Colony Corp.	2,700	134,190
MEIJI Holdings Co., Ltd.*	300	11,285
Nestle SA (Registered)	10,606	515,269
Nippon Meat Packers, Inc.	1,000	11,490
Nisshin Seifun Group, Inc.	1,000	13,431
Nissin Foods Holdings Co., Ltd.	300	9,774
Saputo, Inc.	400	11,761
Sara Lee Corp.	18,200	221,676
Suedzucker AG	453	9,405
SunOpta, Inc.*	25,400	85,344
The Hershey Co.	1,300	46,527
Tyson Foods, Inc. "A"	1,700	20,859
Unilever NV (CVA)	4,662	151,912
Unilever PLC	315	10,083
Viterra, Inc.*	700	6,606
Yakult Honsha Co., Ltd.	200	6,021
		3,693,475
Household Products 1.1%
Central Garden & Pet Co. "A"*	2,100	20,874
Church & Dwight Co., Inc.	3,800	229,710
Colgate-Palmolive Co.	11,170	917,615
Energizer Holdings, Inc.*	7,800	477,984
Henkel AG & Co. KGaA	1,127	50,331
Kao Corp.	1,300	30,348
Kimberly-Clark Corp.	14,200	904,682
Procter & Gamble Co.	13,809	837,240
Reckitt Benckiser Group PLC	124	6,718
Unicharm Corp.	100	9,362
		3,484,864
Personal Products 0.3%
Beiersdorf AG	801	52,643
Chattem, Inc.*	350	32,655
Herbalife Ltd.	5,400	219,078
L'Oreal SA	544	60,398
Mead Johnson Nutrition Co. "A"	9,375	409,687
Nu Skin Enterprises, Inc. "A"	5,100	137,037
Prestige Brands Holdings, Inc.*	1,100	8,646
	Shares	Value ($)

Revlon, Inc. "A"*	6,800	115,668
Shiseido Co., Ltd.	1,000	19,167
		1,054,979
Tobacco 0.7%
Altria Group, Inc.	37,396	734,084
British American Tobacco PLC	392	12,717
Imperial Tobacco Group PLC	249	7,847
Japan Tobacco, Inc.	14	47,238
Lorillard, Inc.	3,700	296,851
Philip Morris International, Inc.	21,625	1,042,109
		2,140,846
Energy 5.5%
Energy Equipment & Services 1.7%
Cameron International Corp.*	8,200	342,760
CARBO Ceramics, Inc.	1,600	109,072
Complete Production Services, Inc.*	7,200	93,600
Dresser-Rand Group, Inc.*	2,800	88,508
ENSCO International PLC (ADR)	12,789	510,793
Fugro NV (CVA)	30	1,713
Geokinetics, Inc.*	5,900	56,758
Helix Energy Solutions Group, Inc.*	8,500	99,875
Helmerich & Payne, Inc.	2,000	79,760
John Wood Group PLC	12,650	62,489
Lamprell PLC	24,307	71,724
National-Oilwell Varco, Inc.	4,600	202,814
Noble Corp.	10,045	408,832
Oceaneering International, Inc.*	500	29,260
Oil States International, Inc.*	4,200	165,018
Patterson-UTI Energy, Inc.	10,900	167,315
Pioneer Drilling Co.*	20,000	158,000
Prosafe Production Public Ltd.*	15,800	33,849
ProSafe SE	10,300	65,227
Rowan Companies, Inc.*	21,900	495,816
RPC, Inc.	2,900	30,160
Saipem SpA	6,792	233,324
SBM Offshore NV	7,272	142,292
Schlumberger Ltd.	8,460	550,661
Seadrill Ltd.	700	17,731
Shinko Plantech Co., Ltd.	12,100	121,958
Technip SA	75	5,256
Tecnicas Reunidas SA	1,341	76,711
Tenaris SA	434	9,279
Transocean Ltd.*	12,527	1,037,236
WorleyParsons Ltd.	324	8,393
		5,476,184
Oil, Gas & Consumable Fuels 3.8%
Alpha Natural Resources, Inc.*	10,500	455,490
Anadarko Petroleum Corp.	8,100	505,602
Arrow Energy Ltd.*	962	3,561
BG Group PLC	12,121	217,060
BP PLC	22,990	222,341
Canadian Natural Resources Ltd. (b)	200	14,534
Canadian Natural Resources Ltd. (b)	5,481	394,358
Cenovus Energy, Inc.	200	5,068
Chevron Corp.	13,361	1,028,663
ConocoPhillips	16,200	827,334
Cosmo Oil Co., Ltd.	3,000	6,280
Devon Energy Corp.	8,400	617,400
El Paso Corp.	4,900	48,167
Enbridge, Inc.	100	4,650
EnCana Corp.	200	6,523
Encore Acquisition Co.*	5,600	268,912
	Shares	Value ($)

Eni SpA	2,390	60,847
EXCO Resources, Inc.	5,000	106,150
ExxonMobil Corp.	29,391	2,004,172
Forest Oil Corp.*	5,000	111,250
Gazprom (ADR)	10,035	250,148
Gazprom OAO (ADR)	1,215	30,982
Husky Energy, Inc.	100	2,876
Idemitsu Kosan Co., Ltd.	100	5,792
Imperial Oil Ltd.	300	11,663
INPEX Corp.	2	15,011
Japan Petroleum Exploration Co., Ltd.	200	8,781
LUKOIL (ADR)	2,085	116,791
Marathon Oil Corp.	26,628	831,326
Mariner Energy, Inc.* (a)	5,500	63,855
Murphy Oil Corp.	3,300	178,860
Newfield Exploration Co.*	6,800	327,964
Nexen, Inc. (b)	200	4,823
Nexen, Inc. (b)	16,218	388,097
Nippon Mining Holdings, Inc.	3,000	12,844
Nippon Oil Corp.	6,000	27,779
Occidental Petroleum Corp.	2,600	211,510
OMV AG	1,989	87,101
Origin Energy Ltd.	1,411	21,183
Paladin Energy Ltd.*	1,162	4,312
PetroChina Co., Ltd. "H"	128,174	152,706
Quicksilver Resources, Inc.*	21,200	318,212
Repsol YPF SA	3,114	83,141
Royal Dutch Shell PLC "A"	559	16,878
Royal Dutch Shell PLC "B"	376	10,957
Santos Ltd.	1,300	16,369
Showa Shell Sekiyu KK	1,100	8,950
Statoil ASA	2,750	68,595
Stone Energy Corp.*	6,900	124,545
Suncor Energy, Inc. (b)	556	19,782
Suncor Energy, Inc. (b)	16,554	584,522
Talisman Energy, Inc.	500	9,413
Teekay Corp.	3,800	88,198
TonenGeneral Sekiyu KK	1,000	8,333
Total SA	4,212	269,911
Ultra Petroleum Corp.*	4,500	224,370
Venoco, Inc.*	4,800	62,592
Williams Companies, Inc.	20,000	421,600
Woodside Petroleum Ltd.	4,793	201,448
		12,200,582
Financials 7.0%
Capital Markets 1.1%
Affiliated Managers Group, Inc.*	1,000	67,350
Ameriprise Financial, Inc.	5,810	225,544
Ashmore Group PLC	31,658	137,621
Bank of New York Mellon Corp.	3,600	100,692
BGC Partners, Inc. "A"	2,200	10,164
BlackRock, Inc.	800	185,760
Broadpoint Gleacher Securities, Inc.*	600	2,676
Calamos Asset Management, Inc. "A"	3,600	41,508
Credit Suisse Group AG (Registered)	4,285	211,041
Daiwa Securities Group, Inc.	1,000	5,013
Evercore Partners, Inc. "A"	500	15,200
Franklin Resources, Inc.	4,400	463,540
GAMCO Investors, Inc. "A"	700	33,803
ICAP PLC	7,042	48,802
Jefferies Group, Inc.*	4,900	116,277
	Shares	Value ($)

Julius Baer Group Ltd.	126	4,400
KBW, Inc.*	1,400	38,304
Lazard Ltd. "A"	2,500	94,925
Marfin Investment Group SA*	1,344	3,823
Mediobanca SpA*	291	3,453
Morgan Stanley	9,820	290,672
Nomura Holdings, Inc.	2,200	16,213
Oppenheimer Holdings, Inc. "A"	2,500	83,050
Partners Group Holding AG	900	113,354
Piper Jaffray Companies, Inc.*	1,600	80,976
T. Rowe Price Group, Inc. (a)	11,900	633,675
The Goldman Sachs Group, Inc.	1,500	253,260
UBS AG (Registered)*	7,719	118,579
Waddell & Reed Financial, Inc. "A"	3,000	91,620
		3,491,295
Commercial Banks 1.6%
1st Source Corp.	1,600	25,744
Alpha Bank AE*	9,663	111,791
Anglo Irish Bank Corp., Ltd.*	14,896	0
Australia & New Zealand Banking Group Ltd.	535	10,885
Banca Monte dei Paschi di Siena SpA	1,688	2,956
Banco Bilbao Vizcaya Argentaria SA	705	12,771
Banco de Sabadell SA	598	3,322
Banco Latinoamericano de Comercio Exterior SA "E"	3,600	50,040
Banco Popular Espanol SA	571	4,169
Banco Santander SA	21,890	359,650
Bank of Cyprus PCL	628	4,377
Bank of East Asia Ltd.	580	2,285
Bank of Montreal	100	5,340
Bank of Nova Scotia	300	14,119
Barclays PLC	1,486	6,548
BNP Paribas	3,111	245,500
BOC Hong Kong (Holdings) Ltd.	2,000	4,519
Canadian Imperial Bank of Commerce	100	6,516
Cardinal Financial Corp.	5,500	48,070
Chuo Mitsui Trust Holdings, Inc.	1,000	3,338
Commerce Bancshares, Inc.	6,810	263,683
Commonwealth Bank of Australia	295	14,385
Credit Agricole SA	247	4,306
CVB Financial Corp. (a)	10,600	91,584
Dah Sing Banking Group Ltd.*	19,500	29,088
Danske Bank AS*	1,853	42,191
DBS Group Holdings Ltd.	2,000	21,746
Dexia SA*	979	6,158
DnB NOR ASA*	5,400	58,620
EFG Eurobank Ergasias*	650	7,209
Erste Group Bank AG	778	28,838
First Busey Corp.	3,200	12,448
First Financial Bancorp.	2,100	30,576
Hang Seng Bank Ltd.	600	8,819
HSBC Holdings PLC	21,018	239,864
Huntington Bancshares, Inc.	18,600	67,890
IBERIABANK Corp.	2,400	129,144
Intesa Sanpaolo*	2,894	12,967
KBC Groep NV*	320	13,858
KeyCorp	66,524	369,208
Lloyds Banking Group PLC	351,087	281,850
M&T Bank Corp.	3,105	207,693
Marshall & Ilsley Corp.	34,500	188,025
Mitsubishi UFJ Financial Group, Inc.	5,000	24,481
	Shares	Value ($)

Mizuho Financial Group, Inc.	6,200	11,094
National Australia Bank Ltd.	522	12,702
National Bank of Canada	100	5,760
National Bank of Greece SA*	653	16,651
Nordea Bank AB	2,602	26,359
Oversea-Chinese Banking Corp., Ltd.	1,000	6,437
Piraeus Bank SA	713	8,136
PNC Financial Services Group, Inc.	3,700	195,323
Raiffeisen International Bank-Holding AG	262	14,830
Regions Financial Corp.	54,733	289,538
Resona Holdings, Inc.	300	3,029
Royal Bank of Canada	300	16,178
S&T Bancorp., Inc.	1,000	17,010
Santander BanCorp.*	4,500	55,260
Signature Bank*	500	15,950
Skandinaviska Enskilda Banken AB "A"*	1,639	10,076
Societe Generale	175	12,109
Southside Bancshares, Inc.	3,625	71,122
Standard Chartered PLC	344	8,615
Sumitomo Mitsui Financial Group, Inc.	600	17,106
Sumitomo Trust & Banking Co., Ltd.	1,000	4,861
SunTrust Banks, Inc.	14,957	303,477
Svenska Handelsbanken AB "A"	554	15,844
Swedbank AB "A"*	306	3,044
The Bancorp., Inc.*	2,400	16,464
The Bank of Yokohama Ltd.	1,000	4,529
Tompkins Financial Corp.	1,100	44,550
Toronto-Dominion Bank	200	12,614
UBI Banca — Unione di Banche Italiane ScpA	348	4,985
UMB Financial Corp.	200	7,870
UniCredit SpA*	45,317	150,742
United Overseas Bank Ltd.	1,000	13,916
Wells Fargo & Co.	12,500	337,375
WesBanco, Inc.	600	7,404
Westpac Banking Corp.	615	13,843
Wing Hang Bank Ltd.	15,000	139,382
Yadkin Valley Financial Corp.	1,300	4,758
		4,975,514
Consumer Finance 0.5%
Advance America Cash Advance Centers, Inc.	18,300	101,748
American Express Co.	4,900	198,548
AmeriCredit Corp.*	6,600	125,664
Capital One Financial Corp.	21,700	831,978
Discover Financial Services	17,500	257,425
ORIX Corp.	50	3,400
		1,518,763
Diversified Financial Services 1.3%
Bank of America Corp.	80,850	1,217,601
Citigroup, Inc.	112,600	372,706
Compagnie Nationale a Portefeuille	132	7,040
Deutsche Boerse AG	127	10,559
Encore Capital Group, Inc.*	800	13,920
Financiere Marc de Lacharriere SA	1,491	82,942
Groupe Bruxelles Lambert SA	86	8,093
Hellenic Exchanges SA	5,400	55,966
Hong Kong Exchanges & Clearing Ltd.	700	12,462
ING Groep NV (CVA)*	34,092	329,573
IntercontinentalExchange, Inc.*	3,600	404,280
	Shares	Value ($)

JPMorgan Chase & Co.	33,443	1,393,570
MarketAxess Holdings, Inc.	700	9,730
MSCI, Inc. "A"*	2,295	72,981
Pohjola Bank PLC "A"	854	9,242
Singapore Exchange Ltd.	1,000	5,895
The NASDAQ OMX Group, Inc.*	15,487	306,952
		4,313,512
Insurance 1.4%
Aegon NV*	1,857	11,834
Allianz SE (Registered)	198	24,646
Allied World Assurance Co. Holding, Ltd.	1,900	87,533
Allstate Corp.	29,687	891,797
American Equity Investment Life Holding Co.	800	5,952
AMP Ltd.	965	5,812
Aon Corp.	2,200	84,348
Argo Group International Holdings Ltd.*	400	11,656
Assicurazioni Generali SpA	597	16,006
Assurant, Inc.	15,973	470,884
Aviva PLC	589	3,730
AXA SA	5,971	141,216
China Life Insurance Co., Ltd. "H"	57,462	281,547
Chubb Corp.	4,600	226,228
Delphi Financial Group, Inc. "A"	500	11,185
EMC Insurance Group, Inc.	200	4,302
Endurance Specialty Holdings Ltd. (a)	2,500	93,075
Fidelity National Financial, Inc. "A"	15,149	203,905
First American Corp.	5,145	170,351
Fortis*	27,017	100,094
FPIC Insurance Group, Inc.*	200	7,724
Greenlight Capital Re Ltd. "A"*	400	9,428
Harleysville Group, Inc.	300	9,537
HCC Insurance Holdings, Inc.	5,514	154,227
Infinity Property & Casualty Corp.	500	20,320
Insurance Australia Group Ltd.	1,063	3,808
Kansas City Life Insurance Co.	700	20,825
Lincoln National Corp.	12,496	310,900
Loews Corp.	4,200	152,670
Manulife Financial Corp.	300	5,545
MetLife, Inc.	9,292	328,472
Mitsui Sumitomo Insurance Group Holdings, Inc.	300	7,614
Montpelier Re Holdings Ltd.	5,500	95,260
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	60	9,353
NYMAGIC, Inc.	500	8,295
PartnerRe Ltd.	4,007	299,163
Phoenix Companies, Inc.*	11,800	32,804
PMA Capital Corp. "A"*	700	4,410
Power Corp. of Canada	200	5,586
ProAssurance Corp.*	2,800	150,388
Prudential PLC	566	5,766
QBE Insurance Group Ltd.	148	3,378
Safety Insurance Group, Inc.	203	7,355
Sampo Oyj "A"	2,276	55,238
Selective Insurance Group, Inc.	2,200	36,190
Sompo Japan Insurance, Inc.	1,000	6,364
Sun Life Financial, Inc.	100	2,892
Swiss Reinsurance Co., Ltd. (Registered)	106	5,079
T&D Holdings, Inc.	100	2,038
Tokio Marine Holdings, Inc.	300	8,143
	Shares	Value ($)

Topdanmark AS*	86	11,645
Trygvesta AS	112	7,393
Vienna Insurance Group	195	10,013
Zurich Financial Services AG	36	7,827
		4,651,751
Real Estate Investment Trusts 0.7%
AMB Property Corp. (REIT) (a)	1,200	30,660
American Campus Communities, Inc. (REIT)	1,300	36,530
Annaly Capital Management, Inc. (REIT)	7,300	126,655
Apartment Investment & Management Co. "A" (REIT)	2,199	35,008
AvalonBay Communities, Inc. (REIT)	1,134	93,113
BioMed Realty Trust, Inc. (REIT)	4,800	75,744
Boston Properties, Inc. (REIT)	1,300	87,191
CapitaMall Trust (REIT)	3,000	3,804
Cogdell Spencer, Inc. (REIT)	3,700	20,942
Colonial Properties Trust (REIT)	2,000	23,460
Corio NV (REIT)	72	4,917
Cousins Properties, Inc. (REIT)	5,220	39,829
Developers Diversified Realty Corp. (REIT)	5,500	50,930
Digital Realty Trust, Inc. (REIT)	1,000	50,280
EastGroup Properties, Inc. (REIT)	900	34,452
Entertainment Properties Trust (REIT)	1,500	52,905
Equity Residential (REIT)	2,300	77,694
First Industrial Realty Trust, Inc. (REIT)*	7,139	37,337
Glimcher Realty Trust (REIT)	3,200	8,640
Hatteras Financial Corp. (REIT)	1,000	27,960
HCP, Inc. (REIT)	2,200	67,188
Healthcare Realty Trust, Inc. (REIT)	2,300	49,358
Home Properties, Inc. (REIT)	1,400	66,794
Hospitality Properties Trust (REIT)	1,900	45,049
Host Hotels & Resorts, Inc. (REIT)	6,943	81,025
Investors Real Estate Trust (REIT)	1,400	12,600
iStar Financial, Inc. (REIT)* (a)	2,000	5,120
Kilroy Realty Corp. (REIT)	2,100	64,407
Kimco Realty Corp. (REIT)	3,200	43,296
LaSalle Hotel Properties (REIT)	3,000	63,690
Lexington Realty Trust (REIT)	8,186	49,771
Link (REIT)	2,500	6,336
Mid-America Apartment Communities, Inc. (REIT)	1,000	48,280
National Retail Properties, Inc. (REIT)	3,000	63,660
Parkway Properties, Inc. (REIT)	1,500	31,230
Pennsylvania Real Estate Investment Trust (REIT) (a)	5,400	45,684
Potlatch Corp. (REIT)	800	25,504
ProLogis (REIT)	2,900	39,701
Public Storage (REIT)	1,300	105,885
Rayonier, Inc. (REIT)	2,300	96,968
Realty Income Corp. (REIT)	500	12,955
Redwood Trust, Inc. (REIT)	3,500	50,610
Sunstone Hotel Investors, Inc. (REIT)*	35	311
Unibail-Rodamco SE (REIT)	28	6,164
Vornado Realty Trust (REIT)	2,275	159,114
Washington Real Estate Investment Trust (REIT)	2,400	66,120
Wereldhave NV (REIT)	48	4,586
Westfield Group (Units) (REIT)	436	4,862
		2,234,319
	Shares	Value ($)

Real Estate Management & Development 0.2%
Brookfield Asset Management, Inc. "A"	300	6,709
CapitaLand Ltd.	3,000	8,886
Cheung Kong (Holdings) Ltd.	1,000	12,875
City Developments Ltd.	1,000	8,157
Hang Lung Properties Ltd.	2,000	7,814
Henderson Land Development Co., Ltd.	1,000	7,477
IMMOEAST AG*	38,342	210,199
Midland Holdings Ltd.	212,000	181,753
Mitsubishi Estate Co., Ltd.	1,000	15,862
Mitsui Fudosan Co., Ltd.	1,000	16,793
Sumitomo Realty & Development Co., Ltd.	5,000	93,778
Sun Hung Kai Properties Ltd.	1,000	14,838
Swire Pacific Ltd. "A"	1,000	12,094
The St. Joe Co.*	700	20,223
Wharf Holdings Ltd.	1,000	5,718
		623,176
Thrifts & Mortgage Finance 0.2%
Brookline Bancorp., Inc.	8,500	84,235
Dime Community Bancshares	700	8,204
First Defiance Financial Corp.	1,500	16,935
New York Community Bancorp., Inc.	12,930	187,614
NewAlliance Bancshares, Inc.	12,100	145,321
Provident Financial Services, Inc.	10,000	106,500
TrustCo Bank Corp. NY	2,400	15,120
Westfield Financial, Inc.	900	7,425
		571,354
Health Care 7.8%
Biotechnology 1.3%
Actelion Ltd. (Registered)*	132	7,050
Amgen, Inc.*	14,100	797,637
BioMarin Pharmaceutical, Inc.*	2,200	41,382
Celgene Corp.*	19,900	1,108,032
CSL Ltd.	1,841	53,559
Exelixis, Inc.*	1,100	8,107
Gilead Sciences, Inc.*	31,180	1,349,470
Grifols SA	13,122	228,658
Intercell AG*	6,421	237,579
Medivation, Inc.*	1,200	45,180
Metabolix, Inc.*	4,300	47,601
Myriad Genetics, Inc.*	8,100	211,410
		4,135,665
Health Care Equipment & Supplies 1.0%
Align Technology, Inc.*	7,700	137,214
Baxter International, Inc.	5,743	336,999
Becton, Dickinson & Co.	5,425	427,816
bioMerieux	54	6,281
Cochlear Ltd.	210	12,967
Coloplast AS "B"	229	20,813
Edwards Lifesciences Corp.*	6,000	521,100
Essilor International SA	667	39,709
ev3, Inc.*	5,300	70,702
Hill-Rom Holdings, Inc.	5,300	127,147
Hospira, Inc.*	2,200	112,200
Kinetic Concepts, Inc.*	5,000	188,250
Nobel Biocare Holding AG (Registered)	4,150	138,892
NxStage Medical, Inc.*	9,100	75,985
Olympus Corp.	600	19,279
Quidel Corp.*	4,000	55,120
	Shares	Value ($)

Smith & Nephew PLC	1,343	13,790
Somanetics Corp.*	5,600	98,280
Sonova Holding AG (Registered)	59	7,134
St. Jude Medical, Inc.*	10,500	386,190
STERIS Corp.	4,500	125,865
Synthes, Inc.	40	5,239
Sysmex Corp.	100	5,219
Terumo Corp.	400	23,938
Thoratec Corp.*	5,900	158,828
William Demant Holding AS*	215	16,201
		3,131,158
Health Care Providers & Services 2.3%
Alfresa Holdings Corp.	100	3,959
AmerisourceBergen Corp.	16,300	424,941
BioScrip, Inc.*	10,100	84,436
Cardinal Health, Inc.	4,700	151,528
Catalyst Health Solutions, Inc.*	400	14,588
Celesio AG	137	3,481
Centene Corp.*	6,800	143,956
CorVel Corp.*	800	26,832
Coventry Health Care, Inc.* (a)	33,000	801,570
Diagnosticos da America SA	3,100	100,637
Emergency Medical Services Corp. "A"*	2,600	140,790
Express Scripts, Inc.*	7,800	674,310
Fleury SA*	6,900	72,884
Fresenius Medical Care AG & Co. KGaA	10,467	554,209
Humana, Inc.*	7,000	307,230
Laboratory Corp. of America Holdings*	4,700	351,748
Magellan Health Services, Inc.*	3,500	142,555
McKesson Corp.	23,114	1,444,625
Medco Health Solutions, Inc.*	7,700	492,107
Medipal Holdings Corp.	400	4,939
Owens & Minor, Inc.	2,500	107,325
Providence Service Corp.*	4,400	69,520
RehabCare Group, Inc.*	4,300	130,849
Sonic Healthcare Ltd.	1,199	16,513
Suzuken Co., Ltd.	200	6,549
Triple-S Management Corp. "B"*	3,200	56,320
UnitedHealth Group, Inc.	25,870	788,518
Universal American Financial Corp.*	10,900	127,530
WellCare Health Plans, Inc.*	4,100	150,716
		7,395,165
Health Care Technology 0.0%
Medidata Solutions, Inc.*	1,700	26,520
Merge Healthcare, Inc.*	11,066	37,182
So-net M3, Inc.	23	69,312
		133,014
Life Sciences Tools & Services 0.3%
Accelrys, Inc.*	6,200	35,526
Albany Molecular Research, Inc.*	2,400	21,792
Cambrex Corp.*	7,700	42,966
Dionex Corp.*	100	7,387
ICON PLC (ADR)*	4,300	93,439
Life Technologies Corp.*	2,800	146,244
Lonza Group AG (Registered)	58	4,067
QIAGEN NV*	6,200	138,497
Thermo Fisher Scientific, Inc.*	8,462	403,553
		893,471
	Shares	Value ($)

Pharmaceuticals 2.9%
Abbott Laboratories	18,840	1,017,172
Astellas Pharma, Inc.	1,200	44,698
AstraZeneca PLC	2,274	106,849
Bayer AG	3,218	257,199
Bristol-Myers Squibb Co.	6,876	173,619
Caraco Pharmaceutical Laboratories Ltd.*	7,400	44,696
Chugai Pharmaceutical Co., Ltd.	600	11,178
Daiichi Sankyo Co., Ltd.	1,900	39,754
Dainippon Sumitomo Pharma Co., Ltd.	600	6,266
Eisai Co., Ltd.	700	25,660
Eli Lilly & Co.	18,400	657,064
Endo Pharmaceuticals Holdings, Inc.*	400	8,204
Flamel Technologies SA (ADR)*	14,800	109,520
Forest Laboratories, Inc.*	6,500	208,715
GlaxoSmithKline PLC	8,050	170,524
H. Lundbeck AS	586	10,666
Hi-Tech Pharmacal Co., Inc.*	5,600	157,080
Hisamitsu Pharmaceutical Co., Inc.	200	6,453
Impax Laboratories, Inc.*	11,000	149,600
Johnson & Johnson	18,782	1,209,749
Kyowa Hakko Kirin Co., Ltd.	1,000	10,520
Lannett Co., Inc.*	800	4,728
Medicis Pharmaceutical Corp. "A"	5,800	156,890
Merck & Co., Inc.	20,782	759,374
Merck KGaA	31	2,898
MiddleBrook Pharmaceuticals, Inc.*	38,700	19,737
Mitsubishi Tanabe Pharma Corp.	1,000	12,436
Mylan, Inc.*	2,900	53,447
Novartis AG (Registered)	5,599	305,046
Novo Nordisk AS "B"	3,991	255,355
Ono Pharmaceutical Co., Ltd.	300	12,818
Par Pharmaceutical Companies, Inc.*	5,400	146,124
Pfizer, Inc.	96,142	1,748,823
Roche Holding AG (Genusschein)	835	142,047
Sanofi-Aventis	3,365	263,771
Santen Pharmaceutical Co., Ltd.	300	9,592
Shionogi & Co., Ltd.	1,000	21,627
Shire PLC	975	19,067
Takeda Pharmaceutical Co., Ltd.	1,700	69,795
Teva Pharmaceutical Industries Ltd. (ADR)	12,013	674,890
Tsumura & Co.	200	6,442
Valeant Pharmaceuticals International* (a)	2,400	76,296
		9,186,389
Industrials 6.4%
Aerospace & Defense 2.1%
American Science & Engineering, Inc.	1,800	136,512
BAE Systems PLC	2,440	14,061
BE Aerospace, Inc.*	4,500	105,750
Bombardier, Inc. "B"	2,000	9,179
CAE, Inc.	7,900	66,246
Cobham PLC	1,159	4,672
Cubic Corp.	3,600	134,280
European Aeronautic Defence & Space Co.	222	4,435
Finmeccanica SpA	1,335	21,291
GenCorp, Inc.*	15,000	105,000
General Dynamics Corp.	1,500	102,255
	Shares	Value ($)

Honeywell International, Inc.	15,111	592,351
ITT Corp.	7,700	382,998
L-3 Communications Holdings, Inc.	3,080	267,806
Lockheed Martin Corp.	10,942	824,480
Northrop Grumman Corp.	15,800	882,430
Raytheon Co.	12,700	654,304
Rockwell Collins, Inc.	11,200	620,032
Rolls-Royce Group PLC*	1,977	15,428
Singapore Technologies Engineering Ltd.	4,000	9,195
Thales SA	71	3,638
TransDigm Group, Inc.	7,400	351,426
United Technologies Corp.	19,724	1,369,043
		6,676,812
Air Freight & Logistics 0.2%
Atlas Air Worldwide Holdings, Inc.*	2,900	108,025
Deutsche Post AG (Registered)	495	9,524
FedEx Corp.	1,200	100,140
TNT NV	588	17,998
Toll Holdings Ltd.	985	7,676
United Parcel Service, Inc. "B"	7,300	418,801
		662,164
Airlines 0.2%
Copa Holdings SA "A"	1,900	103,493
Hawaiian Holdings, Inc.*	8,300	58,100
Korean Air Lines Co., Ltd.*	2,400	112,543
Qantas Airways Ltd.	2,962	7,872
Ryanair Holdings PLC (ADR)*	3,200	85,824
Singapore Airlines Ltd.	1,000	10,558
SkyWest, Inc.	8,000	135,360
		513,750
Building Products 0.2%
Asahi Glass Co., Ltd.	1,000	9,368
Assa Abloy AB "B"	400	7,660
Compagnie de Saint-Gobain	2,697	144,768
Daikin Industries Ltd.	100	3,903
Geberit AG (Registered)*	45	7,971
Owens Corning, Inc.*	3,400	87,176
Quanex Building Products Corp.	8,000	135,760
Universal Forest Products, Inc.	700	25,767
Wienerberger AG*	6,156	111,741
		534,114
Commercial Services & Supplies 0.6%
Babcock International Group PLC	13,969	133,881
Brambles Ltd.	2,215	13,418
Consolidated Graphics, Inc.*	4,100	143,582
Daiseki Co., Ltd.	4,100	82,550
Ennis, Inc.	1,700	28,543
G4S PLC	1,842	7,698
M&F Worldwide Corp.*	2,500	98,750
R.R. Donnelley & Sons Co.	30,600	681,462
Ritchie Bros. Auctioneers, Inc.	200	4,530
Rollins, Inc.	2,100	40,488
Schawk, Inc.	3,100	42,160
Secom Co., Ltd.	100	4,730
Securitas AB "B"	308	3,006
Serco Group PLC	14,740	125,315
Standard Register Co. (a)	7,300	37,230
Stericycle, Inc.*	8,200	452,394
United Stationers, Inc.*	2,000	113,700
World Color Press, Inc.*	164	1,557
		2,014,994
	Shares	Value ($)

Construction & Engineering 0.2%
ACS, Actividades de Construccion y Servicios SA	358	17,799
Aecom Technology Corp.*	4,500	123,750
Bouygues SA	90	4,694
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	4,800	97,056
EMCOR Group, Inc.*	3,300	88,770
Ferrovial SA	1,184	13,827
Fomento de Construcciones y Contratas SA	89	3,733
Koninklijke Boskalis Westminster NV	117	4,506
Leighton Holdings Ltd.	229	7,737
Shaw Group, Inc.*	2,900	83,375
Skanska AB "B"	455	7,742
SNC-Lavalin Group, Inc.	300	15,487
URS Corp.*	900	40,068
Vinci SA	179	10,026
		518,570
Electrical Equipment 0.9%
A.O. Smith Corp.	1,700	73,763
ABB Ltd. (Registered)*	11,057	211,469
Alstom SA	1,878	130,480
AMETEK, Inc.	16,100	615,664
Emerson Electric Co.	16,848	717,725
EnerSys*	5,500	120,285
Gamesa Corp. Tecnologica SA	416	6,974
Hubbell, Inc. "B"	1,900	89,870
Mitsubishi Electric Corp.*	1,000	7,383
Power-One, Inc.*	2,500	10,875
Prysmian SpA	6,371	111,522
Regal-Beloit Corp.	3,100	161,014
Renewable Energy Corp. ASA*	1,600	12,241
Roper Industries, Inc.	9,600	502,752
Schneider Electric SA	56	6,488
SGL Carbon SE*	2,500	74,414
Sumitomo Electric Industries Ltd.	400	4,958
Vestas Wind Systems AS*	481	29,431
		2,887,308
Industrial Conglomerates 0.5%
3M Co.	7,800	644,826
Carlisle Companies, Inc.	9,200	315,192
CSR Ltd.	3,192	5,134
General Electric Co.	36,500	552,245
Hutchison Whampoa Ltd.	6,000	41,071
Keppel Corp., Ltd.	2,000	11,637
Koninklijke (Royal) Philips Electronics NV	1,625	48,116
NWS Holdings Ltd.	3,000	5,533
Orkla ASA	4,100	40,005
SembCorp Industries Ltd.	3,000	7,835
Siemens AG (Registered)	402	36,873
Smiths Group PLC	412	6,741
Tredegar Corp.	3,300	52,206
		1,767,414
Machinery 0.7%
AB SKF "B"	448	7,695
Alfa Laval AB	446	6,139
Ampco-Pittsburgh Corp.	1,300	40,989
Austal Ltd.	42,054	87,464
Dover Corp.	12,174	506,560
FANUC Ltd.	1,902	176,858
Gardner Denver, Inc.	1,600	68,080
	Shares	Value ($)

Graham Corp.	2,800	57,960
Invensys PLC	823	3,943
Joy Global, Inc.	3,100	159,929
Komatsu Ltd.	14,853	309,656
Kone Oyj "B"	882	37,697
Kubota Corp.	1,000	9,196
MAN SE	98	7,633
Metso Corp.	733	25,772
Mitsubishi Heavy Industries Ltd.	2,000	7,023
Oshkosh Corp.	2,100	77,763
Parker Hannifin Corp.	6,500	350,220
Sandvik AB	663	7,947
Scania AB "B"	362	4,643
Schindler Holding AG	51	3,912
SembCorp Marine Ltd.	2,000	5,212
Tennant Co.	2,200	57,618
Timken Co.	7,200	170,712
Vallourec SA	33	6,002
Volvo AB "B"	856	7,293
Wartsila Corp.	538	21,506
Watts Water Technologies, Inc. "A"	4,100	126,772
Zardoya Otis SA	412	8,031
		2,360,225
Marine 0.1%
A P Moller-Maersk AS "A"	2	13,483
A P Moller-Maersk AS "B"	23	160,832
International Shipholding Corp.	2,300	71,461
Kuehne & Nagel International AG (Registered)	78	7,545
Mitsui O.S.K Lines Ltd.	1,000	5,249
Nippon Yusen Kabushiki Kaisha	1,000	3,060
		261,630
Professional Services 0.1%
Adecco SA (Registered)	87	4,803
Capita Group PLC	467	5,633
COMSYS IT Partners, Inc.*	3,400	30,226
Diamond Management & Technology Consultants, Inc.	1,400	10,318
Experian PLC	763	7,543
FTI Consulting, Inc.*	3,600	169,776
Michael Page International PLC	24,355	147,667
Randstad Holdings NV*	170	8,406
SGS SA (Registered)*	3	3,906
Spherion Corp.*	1,800	10,116
The Advisory Board Co.*	200	6,132
Watson Wyatt Worldwide, Inc. "A"	900	42,768
		447,294
Road & Rail 0.3%
Asciano Group*	3,763	6,075
Canadian National Railway Co.	600	32,896
Canadian Pacific Railway Ltd.	300	16,290
Central Japan Railway Co.	1	6,671
Con-way, Inc.	7,300	254,843
DSV AS*	754	13,527
East Japan Railway Co.	200	12,620
Kintetsu Corp.	1,000	3,312
MTR Corp., Ltd.	4,500	15,430
Norfolk Southern Corp.	9,000	471,780
Northgate PLC*	16,904	59,113
Ryder System, Inc.	4,200	172,914
Tokyu Corp.	1,000	3,980
	Shares	Value ($)

Werner Enterprises, Inc.	2,400	47,496
West Japan Railway Co.	1	3,347
		1,120,294
Trading Companies & Distributors 0.2%
Bunzl PLC	366	3,968
Finning International, Inc.	200	3,190
Itochu Corp.	1,000	7,353
Marubeni Corp.	1,000	5,444
Mitsubishi Corp.	9,209	228,962
Mitsui & Co., Ltd.	14,596	206,637
Noble Group Ltd.	2,000	4,582
PT AKR Corporindo Tbk	694,000	85,992
Sumitomo Corp.	500	5,033
Wolseley PLC*	328	6,562
		557,723
Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	534	12,050
Atlantia SpA	938	24,382
Koninklijke Vopak NV	1,556	122,933
Macquarie Infrastructure Group (Units)	3,632	4,328
Transurban Group (Units)	2,129	10,547
		174,240
Information Technology 9.8%
Communications Equipment 1.5%
3Com Corp.*	20,400	153,000
Acme Packet, Inc.*	1,100	12,100
Alcatel-Lucent*	3,450	11,555
Aruba Networks, Inc.*	5,400	57,564
Brocade Communications Systems, Inc.*	39,107	298,386
Cisco Systems, Inc.*	76,870	1,840,268
Harris Corp.	11,300	537,315
Loral Space & Communications, Inc.*	2,400	75,864
NETGEAR, Inc.*	6,000	130,140
Nokia Oyj	3,132	40,208
Oplink Communications, Inc.*	5,900	96,701
Plantronics, Inc.	4,200	109,116
QUALCOMM, Inc.	26,830	1,241,156
Research In Motion Ltd.*	1,100	74,708
Symmetricom, Inc.*	900	4,680
Telefonaktiebolaget LM Ericsson "B"	18,230	167,676
		4,850,437
Computers & Peripherals 2.3%
Apple, Inc.*	13,700	2,888,782
Compal Electronics, Inc.	86,470	118,883
Compellent Technologies, Inc.*	5,800	131,544
Diebold, Inc.	2,800	79,660
EMC Corp.*	34,130	596,251
Fujitsu Ltd.	1,000	6,431
Hewlett-Packard Co.	18,600	958,086
International Business Machines Corp.	13,140	1,720,026
Lexmark International, Inc. "A"*	2,700	70,146
NEC Corp.*	5,000	12,879
NetApp, Inc.*	7,400	254,486
Toshiba Corp.*	2,000	11,030
Western Digital Corp.*	8,500	375,275
		7,223,479
	Shares	Value ($)

Electronic Equipment, Instruments & Components 1.4%
Agilysys, Inc.	4,200	38,220
Anixter International, Inc.*	3,200	150,720
Arrow Electronics, Inc.*	22,300	660,303
Avnet, Inc.*	22,300	672,568
Benchmark Electronics, Inc.*	7,300	138,043
Brightpoint, Inc.*	16,500	121,275
CTS Corp.	800	7,696
Dai-ichi Seiko Co., Ltd.	2,100	88,300
Fujifilm Holdings Corp.	500	14,937
Hitachi Ltd.*	4,000	12,251
HOYA Corp.	200	5,302
IBIDEN Co., Ltd.	100	3,561
Ingram Micro, Inc. "A"*	12,000	209,400
Insight Enterprises, Inc.*	800	9,136
Inspur International Ltd.	675,000	95,615
Itron, Inc.*	2,600	175,682
Jabil Circuit, Inc.	38,700	672,219
Kingboard Chemical Holdings Ltd.	37,000	146,730
Kyocera Corp.	100	8,819
Mercury Computer Systems, Inc.*	1,345	14,809
Multi-Fineline Electronix, Inc.*	4,800	136,176
Murata Manufacturing Co., Ltd.	100	4,938
Nidec Corp.	1,900	174,705
OSI Systems, Inc.*	400	10,912
Plexus Corp.*	800	22,800
RadiSys Corp.*	3,500	33,425
Rotork PLC	3,661	70,070
ScanSource, Inc.*	5,100	136,170
Smart Modular Technologies (WWH), Inc.*	2,300	14,467
SYNNEX Corp.*	4,200	128,772
TDK Corp.	100	6,098
Venture Corp., Ltd.	20,000	125,418
Vishay Intertechnology, Inc.*	21,700	181,195
		4,290,732
Internet Software & Services 0.8%
AOL, Inc.*	1,048	24,397
Google, Inc. "A"*	2,965	1,838,241
InfoSpace, Inc.*	800	6,856
Internet Initiative Japan, Inc.	38	67,824
LivePerson, Inc.*	9,900	69,003
LogMeIn, Inc.*	300	5,985
Meetic*	2,067	56,301
MercadoLibre, Inc.*	2,700	140,049
NIC, Inc.	9,500	86,830
OpenTable, Inc.*	1,700	43,282
United Internet AG (Registered)*	8,900	117,698
Web.com Group, Inc.*	1,900	12,407
		2,468,873
IT Services 0.9%
Accenture PLC "A"	8,210	340,715
Acxiom Corp.*	1,300	17,446
Atos Origin SA*	99	4,508
Automatic Data Processing, Inc.	8,117	347,570
Broadridge Financial Solutions, Inc.	6,400	144,384
Cap Gemini SA	266	12,049
CGI Group, Inc. "A"*	600	8,169
CIBER, Inc.*	9,300	32,085
Cognizant Technology Solutions Corp. "A"*	7,000	317,100
Computer Sciences Corp.*	4,500	258,885
Convergys Corp.*	3,400	36,550
	Shares	Value ($)

Euronet Worldwide, Inc.* (a)	2,300	50,485
Global Payments, Inc.	6,500	350,090
iGATE Corp.	9,000	90,000
Indra Sistemas SA	274	6,445
ManTech International Corp. "A"*	1,100	53,108
NeuStar, Inc. "A"*	500	11,520
NTT Data Corp.	1	3,088
RightNow Technologies, Inc.*	700	12,159
SAIC, Inc.*	25,700	486,758
TeleTech Holdings, Inc.*	6,700	134,201
Telvent GIT SA	2,400	93,552
Wright Express Corp.*	4,800	152,928
		2,963,795
Office Electronics 0.1%
Canon, Inc.	5,821	246,083
Konica Minolta Holdings, Inc.	500	5,128
Neopost SA	90	7,436
Ricoh Co., Ltd.	1,000	14,104
		272,751
Semiconductors & Semiconductor Equipment 1.0%
ARM Holdings PLC	54,252	155,133
ASML Holding NV	1,678	57,074
Broadcom Corp. "A"*	25,540	803,233
Diodes, Inc.*	4,000	81,800
Infineon Technologies AG*	1,328	7,331
Intel Corp.	56,000	1,142,400
Lam Research Corp.*	1,900	74,499
Micrel, Inc.	4,900	40,180
Photronics, Inc.*	21,000	93,450
RF Micro Devices, Inc.*	31,300	149,301
ROHM Co., Ltd.	100	6,494
Siliconware Precision Industries Co.	49,000	65,827
STMicroelectronics NV	1,042	9,449
Texas Instruments, Inc.	15,400	401,324
Tokyo Electron Ltd.	100	6,394
Veeco Instruments, Inc.*	4,700	155,288
Volterra Semiconductor Corp.*	4,300	82,216
		3,331,393
Software 1.8%
ACI Worldwide, Inc.*	1,000	17,150
Autonomy Corp. PLC*	1,623	39,572
BMC Software, Inc.*	1,800	72,180
Bottomline Technologies, Inc.*	3,800	66,766
Check Point Software Technologies Ltd.*	7,990	270,701
Dassault Systemes SA	101	5,749
i2 Technologies, Inc.*	200	3,824
Interactive Intelligence, Inc.*	200	3,688
Jack Henry & Associates, Inc.	3,100	71,672
Manhattan Associates, Inc.*	5,400	129,762
Microsoft Corp.	88,950	2,712,086
MicroStrategy, Inc. "A"*	1,500	141,030
Nintendo Co., Ltd.	811	192,261
Norkom Group PLC*	26,825	55,165
Oracle Corp.	44,300	1,087,122
Quest Software, Inc.*	7,900	145,360
Renaissance Learning, Inc.	1,500	17,040
Rovi Corp.*	2,200	70,114
SAP AG	989	46,645
Shanda Games Ltd. (ADR)*	3,000	30,570
Sourcefire, Inc.*	1,000	26,750
Symantec Corp.*	17,500	313,075
The Sage Group PLC	11,436	40,601
	Shares	Value ($)

TiVo, Inc.*	5,800	59,044
VanceInfo Technologies, Inc. (ADR)*	7,200	138,312
		5,756,239
Materials 3.2%
Chemicals 1.6%
A. Schulman, Inc.	7,300	147,314
Agrium, Inc.	100	6,255
Air Liquide SA	246	29,039
Air Products & Chemicals, Inc.	7,314	592,873
Akzo Nobel NV	581	38,295
Asahi Kasei Corp.	1,000	4,997
Ashland, Inc.	7,800	309,036
Balchem Corp.	1,500	50,265
BASF SE	4,216	261,504
Cabot Corp.	1,900	49,837
Celanese Corp. "A"	7,200	231,120
E.I. du Pont de Nemours & Co.	5,300	178,451
Givaudan SA (Registered)*	8	6,367
Huntsman Corp.	16,900	190,801
Innophos Holdings, Inc.	1,200	27,588
JSR Corp.	200	4,054
K+S AG	104	5,978
Koninklijke DSM NV	364	17,847
Kuraray Co., Ltd.	500	5,853
Linde AG	70	8,426
Lubrizol Corp.	4,600	335,570
Mitsubishi Chemical Holdings Corp.	1,000	4,214
Mitsubishi Gas Chemical Co., Inc.	1,000	5,022
Mitsui Chemicals, Inc.	1,000	2,572
Monsanto Co.	10,000	817,500
NewMarket Corp.	200	22,954
Nitto Denko Corp.	200	7,127
Omnova Solutions, Inc.*	14,800	90,724
PolyOne Corp.*	17,700	132,219
Potash Corp. of Saskatchewan, Inc.	100	10,937
Praxair, Inc.	5,971	479,531
Quaker Chemical Corp.	700	14,448
Shin-Etsu Chemical Co., Ltd.	3,876	218,473
Showa Denko KK	2,000	3,989
Solvay SA	382	41,182
Stepan Co.	1,300	84,253
Sumitomo Chemical Co., Ltd.	2,000	8,729
Syngenta AG (Registered)	132	36,989
The Mosaic Co.	8,400	501,732
Toray Industries, Inc.	2,000	10,776
Umicore	697	23,210
Yara International ASA	1,210	54,788
		5,072,839
Construction Materials 0.1%
CRH PLC (b)	2,495	68,201
CRH PLC (b)	7,809	211,527
HeidelbergCement AG	51	3,508
Holcim Ltd. (Registered)	340	26,355
Imerys SA	73	4,342
Lafarge SA	210	17,270
Martin Marietta Materials, Inc.	700	62,587
		393,790
Containers & Packaging 0.2%
AEP Industries, Inc.*	1,100	42,108
Bway Holding Co.*	1,571	30,195
FP Corp.	1,300	58,620
Owens-Illinois, Inc.*	4,500	147,915
	Shares	Value ($)

Sonoco Products Co.	16,457	481,367
Toyo Seikan Kaisha Ltd.	300	4,540
		764,745
Metals & Mining 0.9%
Agnico-Eagle Mines Ltd.	100	5,443
Anglo American PLC*	543	23,500
ArcelorMittal	6,112	277,209
Barrick Gold Corp.	400	15,857
BHP Billiton Ltd.	8,968	343,419
BHP Billiton PLC	761	24,308
Cliffs Natural Resources, Inc.	4,700	216,623
Commercial Metals Co.	3,800	59,470
Freeport-McMoRan Copper & Gold, Inc.*	5,500	441,595
Goldcorp, Inc.	300	11,861
JFE Holdings, Inc.	600	23,628
Kinross Gold Corp. (b)	400	7,408
Kinross Gold Corp. (b)	16,239	298,798
Kobe Steel Ltd.*	3,000	5,434
Mitsubishi Materials Corp.*	3,000	7,346
Newcrest Mining Ltd.	192	6,017
Nippon Steel Corp.	6,000	24,258
Norsk Hydro ASA*	3,400	28,264
Outokumpu Oyj	611	11,489
Randgold Resources Ltd. (ADR)	1,000	79,120
Rautaruukki Oyj	565	12,973
Reliance Steel & Aluminum Co.	2,600	112,372
Rio Tinto Ltd.	114	7,543
Rio Tinto PLC	3,959	213,376
SSAB AB "A"	1,091	18,445
SSAB AB "B"	629	9,723
Sumitomo Metal Industries Ltd.	5,000	13,330
Sumitomo Metal Mining Co., Ltd.	1,000	14,741
Teck Resources Ltd. "B"*	224	7,886
ThyssenKrupp AG	248	9,340
Vista Gold Corp.*	13,500	33,075
voestalpine AG	4,325	157,710
Walter Energy, Inc.	200	15,062
Xstrata PLC*	16,761	295,223
Yamana Gold, Inc.	300	3,442
		2,835,288
Paper & Forest Products 0.4%
Clearwater Paper Corp.*	2,514	138,195
Domtar Corp.* (a)	2,700	149,607
Holmen AB "B"	286	7,295
International Paper Co.	21,000	562,380
OJI Paper Co., Ltd.	1,000	4,165
Schweitzer-Mauduit International, Inc.	2,900	204,015
Stora Enso Oyj "R"*	2,972	20,832
Svenska Cellulosa AB "B"	3,267	43,640
UPM-Kymmene Oyj	2,682	31,897
		1,162,026
Telecommunication Services 2.7%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	80,725	2,262,722
Atlantic Tele-Network, Inc.	1,000	55,010
BCE, Inc. (b)	13,236	365,446
BCE, Inc. (b)	1,600	44,366
Belgacom	2,882	103,953
BT Group PLC	9,801	21,221
Cable & Wireless PLC	3,199	7,225
CenturyTel, Inc.	17,362	628,678
	Shares	Value ($)

Deutsche Telekom AG (ADR)	25,419	373,659
Deutsche Telekom AG (Registered)	22,186	327,665
France Telecom SA	5,459	136,297
HickoryTech Corp.	1,300	11,479
Iliad SA	58	6,910
Koninklijke (Royal) KPN NV	8,918	151,265
Nippon Telegraph & Telephone Corp.	2,100	82,604
PAETEC Holding Corp.*	2,000	8,300
Qwest Communications International, Inc. (a)	56,200	236,602
Singapore Telecommunications Ltd.	31,000	68,267
Swisscom AG (Registered)	411	156,735
Tele2 AB "B"	590	9,039
Telecom Italia SpA	66,278	102,793
Telecom Italia SpA (RSP)	36,788	40,601
Telefonica SA	12,771	355,947
Telenor ASA*	5,800	81,355
TeliaSonera AB	4,313	31,138
Telstra Corp., Ltd.	25,800	79,066
Telus Corp.	200	6,263
Telus Corp. (Non-Voting Shares)	100	3,261
Verizon Communications, Inc.	31,261	1,035,677
		6,793,544
Wireless Telecommunication Services 0.6%
American Tower Corp. "A"*	12,600	544,446
China Mobile Ltd.	27,617	257,421
KDDI Corp.	12	63,281
Millicom International Cellular SA (SDR)	148	10,974
Mobistar SA	584	39,937
NTT DoCoMo, Inc.	62	86,367
Rogers Communications, Inc. "B"	1,000	31,257
Softbank Corp.	3,000	70,118
USA Mobility, Inc.	7,000	77,070
Vodafone Group PLC	56,533	130,914
Vodafone Group PLC (ADR)	22,800	526,452
		1,838,237
Utilities 2.5%
Electric Utilities 1.8%
Acciona SA	20	2,598
Allegheny Energy, Inc.	22,587	530,343
American Electric Power Co., Inc.	12,236	425,690
Cheung Kong Infrastructure Holdings Ltd.	1,000	3,795
Chubu Electric Power Co., Inc.	1,500	35,746
Chugoku Electric Power Co., Inc.	700	13,349
CLP Holdings Ltd.	5,000	33,785
Duke Energy Corp.	17,358	298,731
E.ON AG	6,187	258,293
Edison International	3,700	128,686
EDP — Energias de Portugal SA	9,124	40,383
Electricite de France	2,827	168,222
Enel SpA	8,214	47,698
Entergy Corp.	4,470	365,825
Exelon Corp.	23,298	1,138,573
FirstEnergy Corp.	20,610	957,334
Fortis, Inc.	1,200	32,907
Fortum Oyj	11,941	323,494
FPL Group, Inc.	3,400	179,588
Hokkaido Electric Power Co., Inc.	600	10,888
Hokuriku Electric Power Co.	500	10,880
HongKong Electric Holdings Ltd.	3,000	16,281
	Shares	Value ($)

Iberdrola SA	3,186	30,329
Kansai Electric Power Co., Inc.	1,800	40,574
Kyushu Electric Power Co., Inc.	800	16,452
MGE Energy, Inc.	400	14,296
Red Electrica Corporacion SA	128	7,094
Scottish & Southern Energy PLC	1,114	20,818
Shikoku Electric Power Co., Inc.	500	12,897
Southern Co.	10,758	358,457
SP Ausnet	35,313	28,921
Terna — Rete Elettrica Nationale SpA	3,428	14,750
Tohoku Electric Power Co., Inc.	1,000	19,766
Tokyo Electric Power Co., Inc.	3,000	75,197
		5,662,640
Gas Utilities 0.1%
Chesapeake Utilities Corp.	200	6,410
Enagas	311	6,883
Gas Natural SDG SA	302	6,501
Hong Kong & China Gas Co., Ltd.	10,500	26,215
National Fuel Gas Co.	600	30,000
Nicor, Inc.	2,600	109,460
Osaka Gas Co., Ltd.	5,000	16,846
Piedmont Natural Gas Co., Inc.	6,200	165,850
Snam Rete Gas SpA	2,523	12,546
Southwest Gas Corp.	3,300	94,149
Toho Gas Co., Ltd.	1,000	5,304
Tokyo Gas Co., Ltd.	5,000	19,932
		500,096
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	8,400	111,804
Constellation Energy Group, Inc.	1,700	59,789
Drax Group PLC	680	4,552
EDP Renovaveis SA*	829	7,836
Electric Power Development Co., Ltd.	400	11,343
Iberdrola Renovables SA	1,405	6,694
International Power PLC	2,098	10,380
NRG Energy, Inc.*	17,716	418,275
TransAlta Corp.	1,100	24,696
		655,369
Multi-Utilities 0.4%
A2A SpA	2,094	4,383
AGL Energy Ltd.	12,442	156,508
Canadian Utilities Ltd. "A"	600	25,099
Centrica PLC	5,814	26,258
GDF Suez	612	26,551
MDU Resources Group, Inc.	2,800	66,080
National Grid PLC	2,563	28,016
PG&E Corp.	16,195	723,107
Public Service Enterprise Group, Inc.	3,700	123,025
RWE AG	157	15,257
Suez Environnement Co.	122	2,819
United Utilities Group PLC	779	6,198
Veolia Environnement	237	7,793
		1,211,094
Water Utilities 0.0%
American States Water Co.	2,700	95,607
Severn Trent PLC	213	3,721
		99,328
Total Common Stocks (Cost $152,679,296)		180,097,336

	Shares	Value ($)

Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Porsche Automobil Holding SE	50	3,140
Volkswagen AG	62	5,828
		8,968
Consumer Staples 0.0%
Henkel AG & Co. KGaA	1,580	82,259
Health Care 0.0%
Fresenius SE	32	2,287
Total Preferred Stocks (Cost $84,375)		93,514

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0%* (Cost $8,344)	60,000	0

Rights 0.0%
Energy 0.0%
Woodside Petroleum Ltd., Expiration Date 1/29/2010*	399	1,828
Financials 0.0%
Fortis, Expiration Date 7/4/2014*	6,275	0
Total Rights (Cost $0)		1,828

Warrants 0.1%
Financials 0.1%
Mediobanca SpA, Expiration Date 3/18/2011*	278	194
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	24,700	989
UBS AG, Expiration Date 8/31/2011*	123,852	277,499
		278,682
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	186	998
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	170	0
Total Warrants (Cost $220,631)		279,680
		Principal Amount ($) (c)	Value ($)

Corporate Bonds 7.7%
Consumer Discretionary 0.6%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		35,000	33,425
8.75%, 6/1/2019		35,000	35,700
American Achievement Corp., 144A, 8.25%, 4/1/2012		15,000	14,963
Ameristar Casinos, Inc., 144A, 9.25%, 6/1/2014		25,000	25,937
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		35,000	32,987
8.0%, 3/15/2014		15,000	14,738
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		25,000	3,719
Carrols Corp., 9.0%, 1/15/2013		15,000	15,225
		Principal Amount ($) (c)	Value ($)

CSC Holdings LLC, 6.75%, 4/15/2012		3,000	3,098
DISH DBS Corp.:
6.625%, 10/1/2014		40,000	40,350
7.125%, 2/1/2016		35,000	35,744
Dollarama Group Holdings LP, 6.706%***, 8/15/2012 (d)		24,000	24,240
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		25,000	250
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		10,000	11,050
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		30,000	28,837
Group 1 Automotive, Inc., 8.25%, 8/15/2013		15,000	14,925
Hertz Corp., 8.875%, 1/1/2014		55,000	56,237
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		17,000	15,130
Norcraft Holdings LP, 9.75%, 9/1/2012		36,000	34,560
Penske Automotive Group, Inc., 7.75%, 12/15/2016		50,000	48,375
Reader's Digest Association, Inc., 9.0%, 2/15/2017**		25,000	281
Sabre Holdings Corp., 8.35%, 3/15/2016		25,000	22,781
Seminole Hard Rock Entertainment, Inc., 144A, 2.754%***, 3/15/2014		30,000	24,713
Simmons Co., 10.0%, 12/15/2014**		105,000	8,400
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013		30,000	29,850
TCI Communications, Inc., 8.75%, 8/1/2015		135,000	159,947
Time Warner Cable, Inc.:
6.75%, 6/15/2039		175,000	183,278
8.25%, 2/14/2014		100,000	116,874
Time Warner, Inc., 5.875%, 11/15/2016		147,000	158,688
Travelport LLC:
4.881%***, 9/1/2014		20,000	18,125
9.875%, 9/1/2014		5,000	5,163
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		5,000	103
United Components, Inc., 9.375%, 6/15/2013		5,000	4,825
Unity Media GmbH, 144A, 8.75%, 2/15/2015	EUR	50,000	74,545
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		37,392	12,386
Viacom, Inc., 6.875%, 4/30/2036		300,000	324,392
WMG Acquisition Corp., 144A, 9.5%, 6/15/2016		20,000	21,425
Young Broadcasting, Inc., 8.75%, 1/15/2014**		130,000	455
Yum! Brands, Inc., 6.875%, 11/15/2037		300,000	324,148
			1,979,869
Consumer Staples 0.6%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		500,000	585,397
ConAgra Foods, Inc., 7.0%, 4/15/2019		200,000	226,361
		Principal Amount ($) (c)	Value ($)

CVS Caremark Corp.:
6.125%, 9/15/2039		75,000	74,332
6.25%, 6/1/2027		300,000	305,085
Dr. Pepper Snapple Group, Inc., 6.12%, 5/1/2013		200,000	218,884
General Nutrition Centers, Inc., 5.178%***, 3/15/2014 (PIK)		15,000	13,988
Ingles Markets, Inc., 8.875%, 5/15/2017		10,000	10,400
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		108,750	83,738
SUPERVALU, Inc., 8.0%, 5/1/2016		10,000	10,150
Viskase Companies, Inc., 11.5%, 6/15/2011		480,000	493,800
			2,022,135
Energy 1.1%
Anadarko Petroleum Corp., 6.45%, 9/15/2036		250,000	261,092
Atlas Energy Operating Co., LLC, 10.75%, 2/1/2018		55,000	60,775
Belden & Blake Corp., 8.75%, 7/15/2012		130,000	121,550
Bristow Group, Inc., 7.5%, 9/15/2017 (a)		30,000	29,700
Cenovus Energy, Inc.:
144A, 5.7%, 10/15/2019		48,000	50,067
144A, 6.75%, 11/15/2039		75,000	81,754
Chaparral Energy, Inc., 8.5%, 12/1/2015		40,000	35,300
Chesapeake Energy Corp.:
6.25%, 1/15/2018		10,000	9,600
6.875%, 1/15/2016		30,000	30,000
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	246,091
Devon Energy Corp., 5.625%, 1/15/2014		375,000	405,111
El Paso Corp., 7.25%, 6/1/2018		20,000	19,760
Enterprise Products Operating LLC:
6.125%, 10/15/2039		230,000	222,197
Series L, 6.3%, 9/15/2017		190,000	204,539
Frontier Oil Corp., 6.625%, 10/1/2011		20,000	20,125
KCS Energy, Inc., 7.125%, 4/1/2012		105,000	105,262
Kinder Morgan Energy Partners LP:
5.625%, 2/15/2015		52,000	55,919
7.3%, 8/15/2033		360,000	392,642
Linn Energy LLC, 144A, 11.75%, 5/15/2017		35,000	39,288
Mariner Energy, Inc.:
7.5%, 4/15/2013		25,000	24,875
8.0%, 5/15/2017		20,000	19,200
Newfield Exploration Co., 7.125%, 5/15/2018		40,000	40,400
ONEOK Partners LP, 8.625%, 3/1/2019		440,000	530,989
OPTI Canada, Inc.:
7.875%, 12/15/2014		35,000	28,700
8.25%, 12/15/2014		60,000	49,425
Petrohawk Energy Corp., 7.875%, 6/1/2015		15,000	15,150
Plains Exploration & Production Co., 7.0%, 3/15/2017		15,000	14,738
		Principal Amount ($) (c)	Value ($)

Quicksilver Resources, Inc., 7.125%, 4/1/2016		70,000	65,275
Regency Energy Partners LP, 8.375%, 12/15/2013		31,000	32,085
Stone Energy Corp.:
6.75%, 12/15/2014		40,000	35,700
8.25%, 12/15/2011		75,000	74,719
Williams Companies, Inc., 8.125%, 3/15/2012		85,000	92,944
			3,414,972
Financials 2.9%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		60,000	51,075
American Express Co., 7.0%, 3/19/2018		390,000	429,496
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		36,400	10,920
Bank of America Corp., 7.625%, 6/1/2019		810,000	937,046
Barclays Bank PLC:
Series 1, 5.0%, 9/22/2016		90,000	91,963
5.2%, 7/10/2014		80,000	84,801
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		15,000	2,625
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		30,000	30,900
Capital One Bank USA NA, 8.8%, 7/15/2019		200,000	236,333
Citigroup, Inc.:
6.125%, 5/15/2018		350,000	351,893
8.125%, 7/15/2039		315,000	355,524
8.5%, 5/22/2019		174,000	200,927
Conproca SA de CV, REG S, 12.0%, 6/16/2010		100,035	102,036
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		135,000	136,335
9.875%, 8/10/2011		90,000	94,232
General Electric Capital Corp.:
Series A, 5.25%, 10/19/2012		550,000	585,322
6.0%, 8/7/2019		190,000	197,224
GMAC, Inc., 6.875%, 9/15/2011		132,000	130,020
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		150,000	124,939
iPayment, Inc., 9.75%, 5/15/2014		25,000	20,781
JPMorgan Chase & Co., 6.3%, 4/23/2019		350,000	385,027
Lincoln National Corp., 8.75%, 7/1/2019		190,000	217,095
MetLife, Inc.:
6.75%, 6/1/2016		113,000	126,542
7.717%, 2/15/2019		250,000	293,784
Morgan Stanley:
Series F, 6.625%, 4/1/2018		225,000	243,263
7.3%, 5/13/2019		130,000	145,981
National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 3/1/2012		350,000	384,733
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		95,000	119
		Principal Amount ($) (c)	Value ($)

Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		100,000	90,500
PNC Bank NA, 6.875%, 4/1/2018		300,000	318,426
Principal Financial Group, Inc., 7.875%, 5/15/2014		315,000	347,664
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		100,000	104,263
6.2%, 1/15/2015		100,000	107,587
7.375%, 6/15/2019		30,000	33,635
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		4,000	4,220
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		425,000	430,816
Simon Property Group LP, (REIT), 6.75%, 5/15/2014		70,000	74,598
Sprint Capital Corp.:
7.625%, 1/30/2011		20,000	20,475
8.375%, 3/15/2012		80,000	82,800
Telecom Italia Capital SA, 5.25%, 11/15/2013		200,000	210,358
Telefonica Emisiones SAU, 5.877%, 7/15/2019		90,000	96,465
The Goldman Sachs Group, Inc.:
6.0%, 5/1/2014		105,000	114,846
6.15%, 4/1/2018		400,000	428,199
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		75,000	375
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		38,354	32,601
Virgin Media Finance PLC, 8.75%, 4/15/2014		14,000	14,455
Wachovia Corp., Series G, 5.5%, 5/1/2013		470,000	499,296
Westpac Banking Corp., 4.875%, 11/19/2019		181,000	178,648
Wind Acquisition Finance SA, 144A, 11.0%, 12/1/2015		55,000	84,759
			9,245,922
Health Care 0.7%
Community Health Systems, Inc., 8.875%, 7/15/2015		120,000	124,200
Express Scripts, Inc.:
6.25%, 6/15/2014		250,000	272,782
7.25%, 6/15/2019		120,000	136,342
HCA, Inc.:
144A, 8.5%, 4/15/2019		10,000	10,775
9.125%, 11/15/2014		35,000	36,925
9.25%, 11/15/2016		130,000	139,588
9.625%, 11/15/2016 (PIK)		42,000	45,465
HEALTHSOUTH Corp., 10.75%, 6/15/2016		20,000	21,750
IASIS Healthcare LLC, 8.75%, 6/15/2014		30,000	30,375
McKesson Corp., 7.5%, 2/15/2019		125,000	148,235
Medco Health Solutions, Inc., 7.125%, 3/15/2018		425,000	477,759
Merck & Co., Inc.:
5.0%, 6/30/2019		133,000	138,245
5.85%, 6/30/2039		29,000	30,519
Quest Diagnostics, Inc., 6.95%, 7/1/2037		255,000	284,083
The Cooper Companies, Inc., 7.125%, 2/15/2015		45,000	43,763
		Principal Amount ($) (c)	Value ($)

Valeant Pharmaceuticals International, 144A, 8.375%, 6/15/2016		15,000	15,450
Vanguard Health Holding Co. I, LLC, 11.25%, 10/1/2015		25,000	26,313
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014		75,000	77,719
Zimmer Holdings, Inc., 4.625%, 11/30/2019		105,000	104,047
			2,164,335
Industrials 0.4%
Actuant Corp., 6.875%, 6/15/2017		20,000	19,025
Allied Waste North America, Inc.:
6.125%, 2/15/2014		180,000	183,129
6.875%, 6/1/2017		180,000	191,025
ARAMARK Corp., 8.5%, 2/1/2015		10,000	10,300
BE Aerospace, Inc., 8.5%, 7/1/2018		50,000	53,000
Belden, Inc., 7.0%, 3/15/2017		25,000	24,344
Cenveo Corp., 144A, 10.5%, 8/15/2016		10,000	10,250
Congoleum Corp., 8.625%, 8/1/2008**		190,000	39,900
Corrections Corp. of America, 7.75%, 6/1/2017		10,000	10,300
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		20,000	19,900
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		25,000	21,000
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		20,000	19,500
9.375%, 5/1/2012		60,000	62,250
Mobile Mini, Inc., 9.75%, 8/1/2014		25,000	26,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		35,000	34,825
Owens Corning, Inc., 9.0%, 6/15/2019		10,000	11,152
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**		75,000	7,031
RBS Global & Rexnord Corp., 9.5%, 8/1/2014		20,000	20,050
Titan International, Inc., 8.0%, 1/15/2012		85,000	83,300
TransDigm, Inc., 7.75%, 7/15/2014		15,000	15,187
United Rentals North America, Inc.:
6.5%, 2/15/2012		15,000	14,963
7.0%, 2/15/2014		65,000	58,825
10.875%, 6/15/2016		35,000	38,062
Waste Management, Inc., 6.375%, 3/11/2015		320,000	354,603
			1,327,921
Information Technology 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		30,000	21,487
Cisco Systems, Inc., 4.45%, 1/15/2020		175,000	171,672
L-3 Communications Corp.:
5.875%, 1/15/2015		25,000	24,969
Series B, 6.375%, 10/15/2015		35,000	35,131
		Principal Amount ($) (c)	Value ($)

MasTec, Inc., 7.625%, 2/1/2017		35,000	33,644
SunGard Data Systems, Inc., 10.25%, 8/15/2015		70,000	74,550
Vangent, Inc., 9.625%, 2/15/2015		15,000	14,119
Xerox Corp., 5.625%, 12/15/2019		60,000	59,916
			435,488
Materials 0.6%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		15,000	12,694
ARCO Chemical Co., 9.8%, 2/1/2020**		195,000	138,450
CPG International I, Inc., 10.5%, 7/1/2013		50,000	47,250
Crown Americas LLC, 144A, 7.625%, 5/15/2017		10,000	10,375
Domtar Corp., 10.75%, 6/1/2017		20,000	23,500
Dow Chemical Co.:
5.9%, 2/15/2015		400,000	429,830
8.55%, 5/15/2019		20,000	23,863
Exopack Holding Corp., 11.25%, 2/1/2014		80,000	81,300
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015		65,000	70,850
8.375%, 4/1/2017		120,000	131,400
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)		209,283	167,426
10.0%, 3/31/2015		206,080	164,864
Georgia-Pacific LLC, 144A, 7.125%, 1/15/2017		15,000	15,188
Graphic Packaging International, Inc., 9.5%, 6/15/2017		30,000	31,800
Hexcel Corp., 6.75%, 2/1/2015		95,000	91,200
Innophos, Inc., 8.875%, 8/15/2014		10,000	10,150
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		15,000	10,950
NewMarket Corp., 7.125%, 12/15/2016		65,000	63,375
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		10,000	10,325
Radnor Holdings Corp., 11.0%, 3/15/2010**		40,000	4
Silgan Holdings, Inc., 7.25%, 8/15/2016		20,000	20,550
Teck Resources Ltd.:
9.75%, 5/15/2014		20,000	23,075
10.25%, 5/15/2016		20,000	23,300
10.75%, 5/15/2019		55,000	65,725
The Mosaic Co., 144A, 7.375%, 12/1/2014		40,000	42,822
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		40,844	34,820
			1,745,086
Telecommunication Services 0.4%
AT&T Mobility LLC, 6.5%, 12/15/2011		275,000	299,015
BCM Ireland Preferred Equity Ltd., 144A, 7.714%***, 2/15/2017 (PIK)	EUR	100,387	62,007
		Principal Amount ($) (c)	Value ($)

CenturyTel, Inc.:
Series Q, 6.15%, 9/15/2019		70,000	71,566
Series P, 7.6%, 9/15/2039		87,000	89,161
Cincinnati Bell, Inc., 8.375%, 1/15/2014		25,000	25,438
Cricket Communications, Inc.:
9.375%, 11/1/2014		55,000	55,275
10.0%, 7/15/2015		50,000	50,687
Intelsat Corp.:
9.25%, 8/15/2014		10,000	10,275
9.25%, 6/15/2016		110,000	113,575
Intelsat Subsidiary Holding Co., Ltd., 8.875%, 1/15/2015		60,000	62,100
iPCS, Inc., 2.406%***, 5/1/2013		10,000	9,350
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		60,000	60,750
Millicom International Cellular SA, 10.0%, 12/1/2013		80,000	82,800
Qwest Corp.:
7.875%, 9/1/2011		65,000	68,087
8.875%, 3/15/2012		15,000	16,125
Stratos Global Corp., 9.875%, 2/15/2013		15,000	15,825
Telesat Canada, 11.0%, 11/1/2015		70,000	75,950
Windstream Corp.:
7.0%, 3/15/2019		25,000	23,375
8.625%, 8/1/2016		10,000	10,175
			1,201,536
Utilities 0.3%
AES Corp.:
8.0%, 10/15/2017		35,000	35,919
8.0%, 6/1/2020		30,000	30,525
144A, 8.75%, 5/15/2013		172,000	176,300
DTE Energy Co., 7.625%, 5/15/2014		81,000	90,425
Energy Future Holdings Corp., 10.875%, 11/1/2017		35,000	28,613
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		84,000	84,840
Kinder Morgan, Inc., 6.5%, 9/1/2012		15,000	15,600
Mirant Americas Generation LLC, 8.3%, 5/1/2011		45,000	46,125
Mirant North America LLC, 7.375%, 12/31/2013		20,000	19,775
NRG Energy, Inc.:
7.25%, 2/1/2014		55,000	55,687
7.375%, 2/1/2016		50,000	50,062
7.375%, 1/15/2017		60,000	60,150
NV Energy, Inc.:
6.75%, 8/15/2017		25,000	24,357
8.625%, 3/15/2014		8,000	8,290
Sempra Energy, 6.5%, 6/1/2016		135,000	146,409
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		35,000	28,350
			901,427
Total Corporate Bonds (Cost $23,680,928)			24,438,691

		Principal Amount ($) (c)	Value ($)

Asset-Backed 0.3%
Automobile Receivables 0.1%
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		379,000	402,086
Credit Card Receivables 0.2%
Washington Mutual Master Note Trust, "A", Series 2006-A2A, 144A, 0.283%***, 6/15/2015		500,000	494,241
Total Asset-Backed (Cost $873,225)			896,327

Mortgage-Backed Securities Pass-Throughs 8.5%
Federal Home Loan Mortgage Corp., 6.0%, with various maturities from 8/1/2035 until 3/1/2038		514,655	544,291
Federal National Mortgage Association:
4.239%***, 3/1/2036		786,683	826,983
4.5%, with various maturities from 6/1/2020 until 6/1/2038 (e)		7,635,467	7,693,127
5.0%, with various maturities from 7/1/2035 until 5/1/2036 (e)		9,302,850	9,538,943
5.005%***, 8/1/2037		489,039	512,020
5.5%, 4/1/2038		2,504,683	2,634,613
6.0%, with various maturities from 1/1/2024 until 8/1/2037 (e)		2,941,928	3,135,430
6.5%, with various maturities from 5/1/2017 until 1/1/2038		78,088	84,342
8.0%, 9/1/2015		97,173	106,455
Government National Mortgage Association, 5.0%, 2/1/2038 (e)		2,000,000	2,057,344
Total Mortgage-Backed Securities Pass-Throughs (Cost $26,812,758)			27,133,548

Commercial Mortgage-Backed Securities 0.8%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-3, 5.658%***, 6/10/2049		700,000	585,087
"A4", Series 2007-4, 5.744%***, 2/10/2051		750,000	661,504
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG11, 5.736%, 12/10/2049		900,000	798,898
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030		117,028	117,197
"A4", Series 2007-C6, 5.858%, 7/15/2040		500,000	422,196
Total Commercial Mortgage-Backed Securities (Cost $2,384,438)			2,584,882

		Principal Amount ($) (c)	Value ($)

Collateralized Mortgage Obligations 0.0%
Federal Home Loan Mortgage Corp., "H", Series 2278, 6.5%, 1/15/2031 (Cost $17,696)		17,500	18,924

Government & Agency Obligations 13.1%
Other Government Related 0.5%
Citigroup, Inc., FDIC Guaranteed, 2.125%, 4/30/2012		1,500,000	1,516,062
Sovereign Bonds 3.3%
Federal Republic of Germany, 2.25%, 4/15/2013	EUR	210,986	320,455
Government of Canada, 4.0%, 12/1/2031	CAD	438,935	614,299
Government of France:
1.0%, 7/25/2017	EUR	239,265	342,192
1.6%, 7/25/2011	EUR	705,530	1,042,614
2.25%, 7/25/2020	EUR	253,278	392,479
3.15%, 7/25/2032	EUR	602,205	1,089,128
Government of Japan, Series 9, 1.1%, 9/10/2016	JPY	64,935,000	675,809
Government of Sweden, Series 3105, 3.5%, 12/1/2015	SEK	2,650,000	495,454
Republic of Italy, 2.1%, 9/15/2017	EUR	1,125,758	1,680,158
Republic of Poland, 6.375%, 7/15/2019		100,000	108,768
State of Qatar, 144A, 6.4%, 1/20/2040		100,000	100,500
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	480,560	870,555
1.25%, 11/22/2032	GBP	129,308	228,158
1.875%, 11/22/2022	GBP	378,065	674,525
2.5%, 8/16/2013	GBP	120,000	504,704
2.5%, 7/26/2016	GBP	112,000	526,005
2.5%, 4/16/2020	GBP	96,000	454,902
2.0%, 1/26/2035	GBP	225,000	577,217
			10,697,922
US Treasury Obligations 9.3%
US Treasury Bills:
0.19%****, 3/18/2010 (f)		4,251,000	4,250,571
0.11%****, 3/18/2010 (f)		108,000	107,989
US Treasury Bond, 4.75%, 2/15/2037		1,800,000	1,839,375
US Treasury Inflation-Indexed Bonds:
2.375%, 1/15/2025		682,352	719,988
3.625%, 4/15/2028		534,612	660,789
3.875%, 4/15/2029		440,512	566,849
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		183,374	193,217
1.875%, 7/15/2019 (a)		2,531,050	2,627,151
2.0%, 1/15/2014		87,744	92,789
2.0%, 1/15/2016		435,656	460,060
2.375%, 4/15/2011		952,954	981,095
2.375%, 1/15/2017		723,553	781,493
2.5%, 7/15/2016		497,741	542,032
		Principal Amount ($) (c)	Value ($)

US Treasury Notes:
0.875%, 3/31/2011 (a)		6,000,000	6,011,016
1.75%, 1/31/2014 (a)		3,500,000	3,433,556
3.125%, 5/15/2019 (a)		2,500,000	2,367,578
4.5%, 11/15/2015 (a)		3,750,000	4,060,841
			29,696,389
Total Government & Agency Obligations (Cost $40,780,604)			41,910,373

Loan Participations and Assignments 0.1%
Senior Loans***
Golden Nugget, Inc., Second Lien Term Loan, 3.51%, 12/31/2014		35,000	14,613
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.231%, 3/26/2014		22,577	17,067
Letter of Credit, 2.251%, 3/26/2014		1,336	1,010
Hexion Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013		71,911	63,317
Term Loan C2, 2.563%, 5/6/2013		10,815	9,522
IASIS Healthcare LLC, Term Loan, 5.531%, 6/13/2014 (PIK)		86,383	79,796
Sabre, Inc., Term Loan B, 2.494%, 9/30/2014		23,027	20,880
Sbarro, Inc., Term Loan, 4.741%, 1/31/2014		15,000	13,027
Total Loan Participations and Assignments (Cost $256,440)			219,232

		Principal Amount ($) (c)	Value ($)

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, 7.561%, 12/15/2013 (g)		218,000	154,568
Xerox Capital Trust I, 8.0%, 2/1/2027		15,000	14,850
			169,418
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		40,000	27,200
Total Preferred Securities (Cost $261,825)			196,618
	Shares	Value ($)

Exchange-Traded Funds 6.4%
iShares Barclays Aggregate Bond Fund	102,014	10,526,825
iShares MSCI Japan Index Fund (a)	44,681	435,193
Vanguard Emerging Markets	233,683	9,581,003
Total Exchange-Traded Funds (Cost $15,711,539)		20,543,021

Securities Lending Collateral 5.5%
Daily Assets Fund Institutional, 0.17% (h) (i) (Cost $17,449,597)	17,449,597	17,449,597

Cash Equivalents 10.2%
Central Cash Management Fund, 0.14% (h) (Cost $32,447,555)	32,447,555	32,447,555
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $313,669,251)+	109.2	348,311,126
Other Assets and Liabilities, Net (a)	(9.2)	(29,242,162)
Net Assets	100.0	319,068,964

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	195,000	USD	175,673	138,450
Buffalo Thunder Development Authority	9.375%	12/15/2014	15,000	USD	15,000	2,625
CanWest MediaWorks LP	9.25%	8/1/2015	25,000	USD	25,000	3,719
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	39,900
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	25,000	USD	25,000	250
New ASAT (Finance) Ltd.	9.25%	2/1/2011	95,000	USD	83,256	119
R.H. Donnelley Corp.	8.875%	10/15/2017	75,000	USD	75,000	7,031
Radnor Holdings Corp.	11.0%	3/15/2010	40,000	USD	25,775	4
Reader's Digest Association, Inc.	9.0%	2/15/2017	25,000	USD	20,260	281
Simmons Co.	10.0%	12/15/2014	105,000	USD	87,869	8,400
Tropicana Entertainment LLC	9.625%	12/15/2014	75,000	USD	55,245	375
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	5,000	USD	4,788	103
Young Broadcasting, Inc.	8.75%	1/15/2014	130,000	USD	111,175	455
					894,197	201,712

*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $319,827,990. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $28,483,136. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,762,611 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,279,475.

(a) All or a portion of these securities were on loan amounting to $15,952,909. In addition, included in other assets and liabilities, net is a pending sale, amounting to $910,669, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $16,863,578, which is 5.3% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Principal amount is stated in US dollars unless otherwise noted.

(d) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 8/15/2012.

(e) When-issued or delayed delivery security included.

(f) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Date shown is call date; not a maturity date for the perpetual preferred securities.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten van Aandelen

FDIC: Federal Deposit Insurance Corp.

FDR: Fiduciary Depositary Receipt

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind.

PPS: Price Protected Shares

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	3/22/2010	9	1,014,065	(17,587)
10 Year US Treasury Note	USD	3/22/2010	20	2,309,063	(38,950)
2 Year US Treasury Note	USD	3/31/2010	83	17,950,047	(98,339)
5 Year US Treasury Note	USD	3/31/2010	4	457,531	(3,228)
CAC 40 Index	EUR	1/15/2010	57	3,220,692	85,458
DJ Euro Stoxx 50 Index	EUR	3/19/2010	149	6,348,160	188,240
Federal Republic of Germany Euro-Bund	EUR	3/8/2010	77	13,377,358	(175,076)
Federal Republic of Germany Euro-Schatz	EUR	3/8/2010	246	38,072,449	8,108
FTSE 100 Index	GBP	3/19/2010	36	3,117,564	49,984
FTSE MIB Index	EUR	3/19/2010	4	667,547	14,970
Nikkei 225 Index	USD	3/11/2010	1	53,325	3,071
Russell 2000 Mini Index	USD	3/19/2010	5	311,950	13,013
S&P 500 E-Mini Index	USD	3/19/2010	28	1,554,980	10,364
TOPIX Index	JPY	3/12/2010	6	582,703	5,884
United Kingdom Long Gilt Bond	GBP	3/29/2010	57	10,537,006	(102,897)
Total net unrealized depreciation					(56,985)

At December 31, 2009, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2010	75	6,858,493	98,015
10 Year Japanese Government Bond	JPY	3/11/2010	27	40,499,275	(41,285)
10 Year US Treasury Note	USD	3/22/2010	17	1,962,703	(5,081)
2 Year US Treasury Note	USD	3/31/2010	26	5,622,906	30,818
3 Year Australian Treasury Bond	AUD	3/15/2010	156	14,375,097	9,321
AEX Index	EUR	1/15/2010	13	1,250,486	(46,160)
ASX SPI 200 Index	AUD	3/18/2010	1	109,564	(5,033)
DAX Index	EUR	3/19/2010	7	1,495,067	(16,581)
Hang Seng Index	HKD	1/28/2010	2	282,779	(5,052)
IBEX 35 Index	EUR	1/15/2010	10	1,709,365	(39,342)
NASDAQ 100 E-Mini Index	USD	3/19/2010	117	4,349,475	(119,252)
Russell 2000 Mini Index	USD	3/19/2010	16	998,240	(20,537)
S&P 500 E-Mini Index	USD	3/19/2010	1	55,535	(105)
S&P TSE 60 Index	CAD	3/18/2010	14	1,849,443	(32,893)
Total net unrealized depreciation					(193,167)

At December 31, 2009, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,710,486	NZD	2,365,000	1/20/2010	4,034	Morgan Stanley
USD	1,094,017	NOK	6,343,000	1/20/2010	554	Credit Suisse
USD	771,206	AUD	880,000	1/20/2010	17,610	HSBC Bank USA
USD	522,846	NZD	744,000	1/20/2010	16,521	HSBC Bank USA
USD	354,494	NOK	2,080,000	1/20/2010	4,438	Citigroup, Inc.
USD	972,493	CAD	1,028,000	1/20/2010	10,458	Citigroup, Inc.
GBP	758,000	USD	1,231,614	1/20/2010	7,432	Credit Suisse
EUR	3,635,000	USD	5,324,784	1/20/2010	113,927	The Goldman Sachs & Co.
JPY	404,056,000	USD	4,564,135	1/20/2010	225,278	HSBC Bank USA
JPY	204,070,000	USD	2,228,264	1/20/2010	36,909	HSBC Bank USA
Total unrealized appreciation					437,161
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	219,596	SEK	1,561,000	1/20/2010	(1,393)	Credit Suisse
USD	8,581,949	AUD	9,448,000	1/20/2010	(112,939)	Morgan Stanley
USD	4,530,619	CHF	4,678,000	1/20/2010	(7,826)	UBS AG
CAD	2,254,000	USD	2,118,381	1/20/2010	(36,845)	Bank of New York Mellon Corp.
GBP	1,266,000	USD	2,025,125	1/20/2010	(19,483)	Bank of New York Mellon Corp.
EUR	4,121,000	USD	5,882,439	1/20/2010	(25,110)	Morgan Stanley
SEK	5,752,000	USD	787,543	1/20/2010	(16,498)	Citigroup, Inc.
EUR	156,300	USD	223,681	1/25/2010	(377)	Citigroup, Inc.
Total unrealized depreciation					(220,471)
Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HKD Hong Kong Dollar

JPY Japanese Yen

NOK Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (j) Consumer Discretionary	$ 16,226,743	$ 3,501,849	$ 0	$ 19,728,592
Consumer Staples	14,552,040	2,333,392	—	16,885,432
Energy	14,900,547	2,778,047	—	17,678,594
Financials	17,771,975	4,607,709	278,682	22,658,366
Health Care	21,426,367	3,450,782	—	24,877,149
Industrials	16,768,666	3,728,864	—	20,497,530
Information Technology	28,803,934	2,353,765	—	31,157,699
Materials	7,399,789	2,828,899	0	10,228,688
Telecommunication Services	6,210,688	2,421,093	—	8,631,781
Utilities	6,483,781	1,644,746	—	8,128,527
Fixed Income(j) Corporate Bonds	—	24,055,581	383,110	24,438,691
Asset Backed	—	896,327	—	896,327
Mortgage-Backed Securities Pass-Throughs	—	27,133,548	—	27,133,548
Commercial Mortgage-Backed Securities	—	2,584,882	—	2,584,882
Collateralized Mortgage Obligations	—	18,924	—	18,924
Government & Agency Obligations	—	37,551,813	—	37,551,813
Loan Participations and Assignments	—	219,232	—	219,232
Preferred Securities	—	196,618	—	196,618
Exchange-Traded Funds	20,543,021	—	—	20,543,021
Short-Term Investments (j)	49,897,152	4,358,560	—	54,255,712
Derivatives (k)	—	437,161	—	437,161
Total	$ 220,984,703	$ 127,101,792	$ 661,792	$ 348,748,287
Liabilities
Derivatives (k)	$ (250,152)	$ (220,471)	$ —	$ (470,623)
Total	$ (250,152)	$ (220,471)	$ —	$ (470,623)

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Common Stocks and/or Other Equity Investments			Corporate Bonds	Loan Participations and Assignments	Other Investments	Total
	Consumer Discretionary	Financials	Materials
Balance as of December 31, 2008	$ —	$ 1,938	$ 6,656	$ 18,568	$ 54,331	$ 81,600	$ 163,093
Realized gains (loss)	—	2,055	(2,242)	—	(12,728)	—	(12,915)
Change in unrealized appreciation (depreciation)	—	82,819	(25,598)	(89,168)	37,546	35,387	40,986
Amortization premium/discount	—	—	—	3,388	620	327	4,335
Net purchases (sales)	—	188,293	27,201	242,003	(65,156)	(117,314)	275,027
Net transfers in (out) of Level 3	0	3,577	(6,017)	208,319	(14,613)	—	191,266
Balance as of December 31, 2009	$ 0	$ 278,682	$ 0	$ 383,110	$ —	$ —	$ 661,792
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ —	$ 82,819	$ (30,283)	$ (129,725)	$ —	$ —	$ (77,189)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $263,772,099) — including $15,952,909 of securities loaned	$ 298,413,974
Investment in Daily Assets Fund Institutional (cost $17,449,597)*	17,449,597
Investment in Central Cash Management Fund (cost $32,447,555)	32,447,555
Total investments, at value (cost $313,669,251)	348,311,126
Cash	99,609
Foreign currency, at value (cost $357,062)	357,120
Deposits with broker for open futures contracts	23,558
Receivable for investments sold	9,508,056
Receivable for Portfolio shares sold	637,988
Dividends receivable	237,088
Interest receivable	782,882
Unrealized appreciation on forward foreign currency exchange contracts	437,161
Foreign taxes recoverable	42,842
Other assets	6,513
Total assets	360,443,943
Liabilities
Payable upon return of securities loaned	17,449,597
Payable for investments purchased	2,012,605
Payable for investments purchased — when-issued and delayed delivery securities	21,054,388
Payable for Portfolio shares redeemed	96,724
Payable for daily variation margin on open futures contracts	88,619
Net payable on closed forward foreign currency exchange contracts	73,553
Unrealized depreciation on forward foreign currency exchange contracts	220,471
Accrued management fee	110,699
Other accrued expenses and payables	268,323
Total liabilities	41,374,979
Net assets, at value	$ 319,068,964
Net Assets Consist of
Undistributed net investment income	9,339,818
Net unrealized appreciation (depreciation) on: Investments	34,641,875
Futures	(250,152)
Foreign currency	215,808
Accumulated net realized gain (loss)	(73,824,511)
Paid-in capital	348,946,126
Net assets, at value	$ 319,068,964
Class A Net Asset Value, offering and redemption price per share ($319,068,964 ÷ 15,551,177 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 20.52

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $103,370)	$ 4,234,807
Interest (net of foreign taxes withheld of $292)	4,753,513
Income distributions — affiliated cash management vehicles	69,135
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	41,053
Total Income	9,098,508
Expenses: Management fee	1,107,448
Administration fee	302,883
Custodian fee	237,688
Services to shareholders	4,560
Distribution service fee (Class B)	20
Professional fees	96,735
Trustees' fees and expenses	4,286
Reports to shareholders	8,192
Other	57,524
Total expenses	1,819,336
Net investment income (loss)	7,279,172
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(23,743,400)
Futures	385,605
Credit default swap contracts	14,291
Foreign currency	2,055,924
Payments by affiliates (see Note H)	183
(21,287,397)
Change in net unrealized appreciation (depreciation) on: Investments	79,797,308
Futures	(522,124)
Credit default swap contracts	(18,005)
Foreign currency	(1,459,977)
77,797,202
Net gain (loss)	56,509,805
Net increase (decrease) in net assets resulting from operations	$ 63,788,977

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 7,279,172	$ 12,215,816
Net realized gain (loss)	(21,287,397)	(47,367,952)
Change in net unrealized appreciation (depreciation)	77,797,202	(93,697,521)
Net increase (decrease) in net assets resulting from operations	63,788,977	(128,849,657)
Distributions to shareholders from: Net investment income: Class A	(11,680,702)	(17,655,048)
Class B	—	(219,769)
Total distributions	(11,680,702)	(17,874,817)
Portfolio share transactions: Class A Proceeds from shares sold	6,740,726	13,590,722
Shares issued to shareholders in reinvestment of distributions	11,680,702	17,655,048
Cost of shares redeemed	(58,626,337)	(105,746,417)
Shares converted*	39,887	—
Net increase (decrease) in net assets from Class A share transactions	(40,165,022)	(74,500,647)
Class B Proceeds from shares sold	—	106,733
Shares issued to shareholders in reinvestment of distributions	—	219,769
Cost of shares redeemed	(307)	(7,155,899)
Shares converted*	(39,887)	—
Net increase (decrease) in net assets from Class B share transactions	(40,194)	(6,829,397)
Increase (decrease) in net assets	11,903,059	(228,054,518)
Net assets at beginning of period	307,165,905	535,220,423
Net assets at end of period (including undistributed net investment income of $9,339,818 and $10,418,830, respectively)	$ 319,068,964	$ 307,165,905
Other Information
Class A Shares outstanding at beginning of period	17,697,143	21,278,440
Shares sold	369,933	607,834
Shares issued to shareholders in reinvestment of distributions	740,222	782,235
Shares redeemed	(3,258,791)	(4,971,366)
Shares converted*	2,670	—
Net increase (decrease) in Class A shares	(2,145,966)	(3,581,297)
Shares outstanding at end of period	15,551,177	17,697,143
Class B Shares outstanding at beginning of period	2,694	293,818
Shares sold	—	4,568
Shares issued to shareholders in reinvestment of distributions	—	9,716
Shares redeemed	(19)	(305,408)
Shares converted*	(2,675)	—
Net increase (decrease) in Class B shares	(2,694)	(291,124)
Shares outstanding at end of period	—	2,694

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 17.35	$ 24.81	$ 24.46	$ 22.75	$ 22.37
Income (loss) from investment operations: Net investment income[a]	.44	.61	.74	.69[c]	.59
Net realized and unrealized gain (loss)	3.43	(7.20)	.42	1.60	.34
Total from investment operations	3.87	(6.59)	1.16	2.29	.93
Less distributions from: Net investment income	(.70)	(.87)	(.81)	(.58)	(.55)
Net asset value, end of period	$ 20.52	$ 17.35	$ 24.81	$ 24.46	$ 22.75
Total Return (%)	23.43	(27.33)[b]	4.84[b]	10.24[b,c]	4.30[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	319	307	528	600	653
Ratio of expenses before expense reductions (%)	.60	.64	.52	.55	.55
Ratio of expenses after expense reductions (%)	.60	.62	.51	.51	.53
Ratio of net investment income (%)	2.40	2.83	3.00	2.99[c]	2.66
Portfolio turnover rate (%)	207	263	199	108	122

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.

Performance Summary December 31, 2009

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.71% and 1.09% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown during the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Blue Chip VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,397	$8,528	$10,855	$9,686
	Average annual total return	33.97%	-5.17%	1.65%	-.32%
Russell 1000 Index	Growth of $10,000	$12,843	$8,477	$10,401	$9,520
	Average annual total return	28.43%	-5.36%	.79%	-.49%
DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$13,346	$8,469	$10,700	$14,255
	Average annual total return	33.46%	-5.39%	1.36%	4.84%
Russell 1000 Index	Growth of $10,000	$12,843	$8,477	$10,401	$13,526
	Average annual total return	28.43%	-5.36%	.79%	4.11%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,248.70	$ 1,246.40
Expenses Paid per $1,000*	$ 4.08	$ 5.66
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,021.58	$ 1,020.16
Expenses Paid per $1,000*	$ 3.67	$ 5.09

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.72%	1.00%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Blue Chip VIP

The US stock market experienced a reversal of fortune during the past 12 months, as the panic of January and February 2009 was followed by one of the most impressive rallies in history. The Russell 1000® Index — the Portfolio's benchmark — finished the year with a gain of 28.43%. We are pleased to report that the Portfolio (Class A shares, unadjusted for contract charges) returned 33.97%, substantially outperforming the index.

Our approach to managing the Portfolio is disciplined and dynamic — disciplined in the sense that we use a quantitative approach that measures numerous factors related to growth, value and market sentiment — and dynamic in that we can choose to give different weightings to these factors. For instance, we placed a greater emphasis on factors relating to price momentum during the downturn in the first two-plus months of the year, which enabled us to avoid or underweight many of the worst-performing stocks at the time.1 By March 2009, the market had reached a point where many stocks had begun to trade below their book values. We therefore elected to reduce the emphasis on price momentum and raise the importance of valuation, which enabled us to outperform the market on the way back up.2 The net result of these shifts was that the Portfolio was well positioned to outpace the broader market for the full annual period.

Our strongest sector was materials, where we held eight stocks that returned more than half of their original value in the time they were held in the Portfolio. Our most notable winners were the chemical producer Ashland Inc., the coal company Walter Energy, Inc. and the fertilizer producer Terra Industries, Inc. We also generated substantial outperformance in financials, outpacing the return of the financial stocks in the benchmark. On the negative side, our stock selections in health care and consumer staples detracted from performance.

As we head into 2010, the market is presenting investors with an unusual set of challenges. On one hand, we believe the outlook for earnings and economic growth appears to be improving. On the other, the stock market has already generated a substantial return in a very short period of time. This conundrum is leading to a fierce debate about the "shape" of the economic recovery and how it affects valuation — a question that is playing out in the form of high day-to-day volatility for the stock market. Amid this tumult, we are maintaining a steady approach to individual stock selection. Over time, we believe our disciplined and dynamic methodology will help the Portfolio achieve its goal of outperformance.

Robert Wang
James B. Francis, CFA
Portfolio Managers

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

2 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	99%	99%
Cash Equivalents	1%	—
Government & Agency Obligation	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology	19%	16%
Health Care	14%	17%
Industrials	13%	14%
Consumer Discretionary	12%	10%
Consumer Staples	11%	13%
Financials	11%	11%
Energy	9%	11%
Materials	5%	2%
Telecommunication Services	4%	4%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 65. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 11.5%
Automobiles 0.4%
Ford Motor Co.* (a)	47,300	473,000
Distributors 0.1%
Genuine Parts Co.	1,600	60,736
Diversified Consumer Services 0.2%
Career Education Corp.*	2,300	53,613
Corinthian Colleges, Inc.* (a)	15,700	216,189
		269,802
Hotels Restaurants & Leisure 1.1%
McDonald's Corp.	20,400	1,273,776
Household Durables 1.5%
Garmin Ltd. (a)	42,500	1,304,750
Leggett & Platt, Inc.	13,000	265,200
Ryland Group, Inc.	2,400	47,280
		1,617,230
Internet & Catalog Retail 0.9%
Amazon.com, Inc.*	4,800	645,696
Priceline.com, Inc.*	1,800	393,300
		1,038,996
Media 3.6%
Comcast Corp. "A"	75,600	1,274,616
DISH Network Corp. "A"	10,000	207,700
Gannett Co., Inc.	22,100	328,185
McGraw-Hill Companies, Inc.	13,700	459,087
Time Warner Cable, Inc.	20,281	839,430
Time Warner, Inc. (a)	30,733	895,560
		4,004,578
Multiline Retail 0.4%
Macy's, Inc.	24,100	403,916
Specialty Retail 3.2%
Advance Auto Parts, Inc. (a)	8,400	340,032
Barnes & Noble, Inc. (a)	19,900	379,493
Group 1 Automotive, Inc.*	3,600	102,060
Gymboree Corp.* (a)	3,900	169,611
Ross Stores, Inc.	20,100	858,471
The Gap, Inc.	20,100	421,095
TJX Companies, Inc.	35,000	1,279,250
		3,550,012
Textiles, Apparel & Luxury Goods 0.1%
Wolverine World Wide, Inc.	3,700	100,714
Consumer Staples 11.1%
Beverages 0.5%
Coca-Cola Enterprises, Inc.	26,300	557,560
Food & Staples Retailing 2.6%
Kroger Co.	49,000	1,005,970
Sysco Corp.	11,400	318,516
Wal-Mart Stores, Inc.	28,900	1,544,705
		2,869,191
Food Products 2.8%
Archer-Daniels-Midland Co.	61,000	1,909,910
Bunge Ltd.	3,800	242,554
Campbell Soup Co.	11,600	392,080
Darling International, Inc.*	1,800	15,084
Fresh Del Monte Produce, Inc.*	7,200	159,120
	Shares	Value ($)

The Hershey Co.	8,000	286,320
Tyson Foods, Inc. "A"	9,600	117,792
		3,122,860
Household Products 3.0%
Colgate-Palmolive Co.	21,400	1,758,010
Kimberly-Clark Corp.	21,700	1,382,507
Procter & Gamble Co.	3,800	230,394
		3,370,911
Personal Products 0.6%
Herbalife Ltd.	11,100	450,327
Mead Johnson Nutrition Co. "A" (a)	5,800	253,460
		703,787
Tobacco 1.6%
Lorillard, Inc.	6,800	545,564
Philip Morris International, Inc.	24,600	1,185,474
		1,731,038
Energy 9.3%
Energy Equipment & Services 2.4%
FMC Technologies, Inc.*	2,100	121,464
Helix Energy Solutions Group, Inc.*	12,600	148,050
Helmerich & Payne, Inc.	5,100	203,388
Hercules Offshore, Inc.*	7,300	34,894
Noble Corp.	31,200	1,269,840
Oceaneering International, Inc.*	3,200	187,264
Oil States International, Inc.*	9,800	385,042
Rowan Companies, Inc.*	12,500	283,000
		2,632,942
Oil, Gas & Consumable Fuels 6.9%
Anadarko Petroleum Corp.	4,100	255,922
BP PLC (ADR)	7,600	440,572
Chevron Corp.	1,700	130,883
Cimarex Energy Co.	15,600	826,332
ConocoPhillips	39,400	2,012,158
Encore Acquisition Co.*	16,300	782,726
EXCO Resources, Inc.	4,900	104,027
ExxonMobil Corp.	3,300	225,027
Mariner Energy, Inc.*	27,700	321,597
Murphy Oil Corp.	20,200	1,094,840
Newfield Exploration Co.*	10,100	487,123
Occidental Petroleum Corp.	3,700	300,995
Peabody Energy Corp.	4,600	207,966
Quicksilver Resources, Inc.* (a)	13,200	198,132
W&T Offshore, Inc.	4,500	52,650
Williams Companies, Inc.	9,700	204,476
		7,645,426
Financials 11.1%
Capital Markets 1.2%
Bank of New York Mellon Corp.	27,600	771,972
Franklin Resources, Inc.	3,600	379,260
UBS AG (Registered)*	7,900	122,529
		1,273,761
Commercial Banks 1.2%
Comerica, Inc.	3,800	112,366
HSBC Holdings PLC (ADR)	2,900	165,561
Huntington Bancshares, Inc.	28,700	104,755
KeyCorp	13,800	76,590
Marshall & Ilsley Corp.	65,100	354,795
	Shares	Value ($)

Popular, Inc.	28,200	63,732
Regions Financial Corp. (a)	89,100	471,339
		1,349,138
Consumer Finance 2.0%
Capital One Financial Corp.	31,400	1,203,876
Discover Financial Services	69,500	1,022,345
		2,226,221
Diversified Financial Services 3.3%
Bank of America Corp. (a)	69,500	1,046,670
Citigroup, Inc.	181,400	600,434
JPMorgan Chase & Co.	47,100	1,962,657
PHH Corp.*	4,800	77,328
		3,687,089
Insurance 3.0%
ACE Ltd.*	27,000	1,360,800
Aflac, Inc.	1,900	87,875
Allied World Assurance Co. Holdings Ltd.	3,300	152,031
Arch Capital Group Ltd.*	2,500	178,875
Berkshire Hathaway, Inc. "B"*	300	985,800
Everest Re Group Ltd.	1,500	128,520
Old Republic International Corp.	15,000	150,600
The Travelers Companies, Inc.	6,700	334,062
		3,378,563
Real Estate Investment Trusts 0.3%
Essex Property Trust, Inc. (REIT)	1,400	117,110
Public Storage (REIT)	1,200	97,740
Rayonier, Inc. (REIT)	1,400	59,024
Walter Investment Management Corp. (REIT)	3,616	51,817
		325,691
Real Estate Management & Development 0.1%
The St. Joe Co.* (a)	2,400	69,336
Health Care 14.3%
Biotechnology 1.9%
Gilead Sciences, Inc.*	39,000	1,687,920
Myriad Genetics, Inc.*	5,400	140,940
PDL BioPharma, Inc. (a)	48,800	334,768
		2,163,628
Health Care Equipment & Supplies 0.6%
Baxter International, Inc.	10,800	633,744
Health Care Providers & Services 6.5%
Aetna, Inc.	48,500	1,537,450
Amedisys, Inc.* (a)	6,900	335,064
AmerisourceBergen Corp.	8,800	229,416
Coventry Health Care, Inc.*	21,800	529,522
Express Scripts, Inc.*	400	34,580
Humana, Inc.*	8,300	364,287
Kindred Healthcare, Inc.*	3,000	55,380
Magellan Health Services, Inc.*	3,100	126,263
McKesson Corp.	25,900	1,618,750
Medco Health Solutions, Inc.*	31,000	1,981,210
UnitedHealth Group, Inc.	11,500	350,520
Universal Health Services, Inc. "B"	3,200	97,600
		7,260,042
Pharmaceuticals 5.3%
Abbott Laboratories	17,700	955,623
Eli Lilly & Co.	47,500	1,696,225
Johnson & Johnson	6,300	405,783
Pfizer, Inc.	132,200	2,404,718
Watson Pharmaceuticals, Inc.*	9,700	384,217
		5,846,566
	Shares	Value ($)

Industrials 12.4%
Aerospace & Defense 5.6%
Alliant Techsystems, Inc.*	1,800	158,886
Goodrich Corp.	13,200	848,100
Honeywell International, Inc.	7,000	274,400
ITT Corp.	4,200	208,908
L-3 Communications Holdings, Inc.	1,400	121,730
Lockheed Martin Corp.	23,000	1,733,050
Northrop Grumman Corp.	33,500	1,870,975
Raytheon Co.	19,700	1,014,944
		6,230,993
Air Freight & Logistics 0.8%
United Parcel Service, Inc. "B"	15,600	894,972
Airlines 0.2%
Alaska Air Group, Inc.*	2,800	96,768
Allegiant Travel Co.*	1,000	47,170
UAL Corp.* (a)	5,100	65,841
		209,779
Commercial Services & Supplies 0.5%
R.R. Donnelley & Sons Co.	20,300	452,081
The Brink's Co.	2,900	70,586
		522,667
Construction & Engineering 1.7%
EMCOR Group, Inc.*	14,900	400,810
Fluor Corp.	14,600	657,584
Jacobs Engineering Group, Inc.*	8,100	304,641
KBR, Inc.	6,600	125,400
Shaw Group, Inc.*	11,700	336,375
Tutor Perini Corp.*	3,300	59,664
		1,884,474
Electrical Equipment 0.3%
GrafTech International Ltd.*	21,800	338,990
Hubbell, Inc. "B"	900	42,570
		381,560
Industrial Conglomerates 0.3%
Tyco International Ltd.*	8,400	299,712
Machinery 1.4%
Cummins, Inc.	4,400	201,784
Ingersoll-Rand PLC	3,600	128,664
Navistar International Corp.*	12,500	483,125
Oshkosh Corp.	13,600	503,608
Trinity Industries, Inc.	11,800	205,792
		1,522,973
Professional Services 0.5%
Manpower, Inc.	10,000	545,800
Road & Rail 0.8%
Con-way, Inc.	1,900	66,329
Ryder System, Inc.	20,700	852,219
		918,548
Trading Companies & Distributors 0.3%
MSC Industrial Direct Co., Inc. "A"	1,200	56,400
W.W. Grainger, Inc.	3,100	300,173
		356,573
Information Technology 19.2%
Communications Equipment 0.9%
Cisco Systems, Inc.*	2,000	47,880
Harris Corp.	8,700	413,685
InterDigital, Inc.*	4,300	114,122
QUALCOMM, Inc.	8,600	397,836
		973,523
	Shares	Value ($)

Computers & Peripherals 6.9%
Apple, Inc.*	9,000	1,897,740
Dell, Inc.*	34,000	488,240
International Business Machines Corp.	26,400	3,455,760
NCR Corp.*	17,900	199,227
QLogic Corp.*	11,100	209,457
Western Digital Corp.*	30,700	1,355,405
		7,605,829
Electronic Equipment, Instruments & Components 3.9%
Amphenol Corp. "A"	2,700	124,686
Arrow Electronics, Inc.*	14,500	429,345
Avnet, Inc.*	23,000	693,680
Flextronics International Ltd.*	127,900	934,949
Ingram Micro, Inc. "A"*	17,000	296,650
Jabil Circuit, Inc.	59,600	1,035,252
Tech Data Corp.*	7,300	340,618
Tyco Electronics Ltd.	18,100	444,355
Vishay Intertechnology, Inc.*	3,600	30,060
		4,329,595
Internet Software & Services 1.3%
AOL, Inc.*	2,793	65,021
Google, Inc. "A"*	2,268	1,406,115
		1,471,136
IT Services 2.3%
Accenture PLC "A"	21,800	904,700
Broadridge Financial Solutions, Inc.	4,100	92,496
Computer Sciences Corp.*	17,200	989,516
Global Payments, Inc.	4,100	220,826
SAIC, Inc.*	17,500	331,450
		2,538,988
Semiconductors & Semiconductor Equipment 0.3%
Texas Instruments, Inc.	13,200	343,992
Software 3.6%
BMC Software, Inc.*	1,000	40,100
Check Point Software Technologies Ltd.*	8,900	301,532
Microsoft Corp.	105,800	3,225,842
Symantec Corp.*	25,100	449,039
		4,016,513
Materials 4.6%
Chemicals 1.3%
Ashland, Inc.	8,800	348,656
Cytec Industries, Inc.	1,900	69,198
Eastman Chemical Co.	3,700	222,888
Huntsman Corp.	11,900	134,351
Lubrizol Corp.	5,300	386,635
Terra Industries, Inc.	4,200	135,198
W.R. Grace & Co.*	3,500	88,725
		1,385,651
Containers & Packaging 0.1%
Bemis Co., Inc.	2,500	74,125
Rock-Tenn Co. "A"	1,700	85,697
		159,822
	Shares	Value ($)

Metals & Mining 1.4%
Cliffs Natural Resources, Inc.	15,800	728,222
Reliance Steel & Aluminum Co.	3,800	164,236
Walter Energy, Inc.	9,100	685,321
		1,577,779
Paper & Forest Products 1.8%
International Paper Co.	71,800	1,922,804
MeadWestvaco Corp.	3,000	85,890
		2,008,694
Telecommunication Services 3.8%
Diversified Telecommunication Services
AT&T, Inc.	104,900	2,940,347
Verizon Communications, Inc.	39,000	1,292,070
		4,232,417
Utilities 1.6%
Electric Utilities 0.3%
Edison International	8,000	278,240
Exelon Corp.	1,700	83,079
		361,319
Gas Utilities 0.1%
ONEOK, Inc.	3,700	164,909
Independent Power Producers & Energy Traders 0.8%
AES Corp.*	40,400	537,724
Mirant Corp.*	5,100	77,877
NRG Energy, Inc.*	10,208	241,011
		856,612
Multi-Utilities 0.4%
Dominion Resources, Inc.	7,500	291,900
NiSource, Inc.	9,900	152,262
		444,162
Total Common Stocks (Cost $94,768,773)		109,879,246
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.3%
US Treasury Obligation
US Treasury Bill, 0.19%**, 3/18/2010 (b) (Cost $369,852)	370,000	369,963
	Shares	Value ($)

Securities Lending Collateral 5.6%
Daily Assets Fund Institutional, 0.17% (c) (d) (Cost $6,195,020)	6,195,020	6,195,020

Cash Equivalents 0.8%
Central Cash Management Fund, 0.14% (c) (Cost $868,406)	868,406	868,406
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $102,202,051)+	105.6	117,312,635
Other Assets and Liabilities, Net	(5.6)	(6,270,167)
Net Assets	100.0	111,042,468

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $103,609,466. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $13,703,169. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,492,362 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,789,193.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $5,972,893, which is 5.4% of net assets.

(b) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/19/2010	18	999,630	7,513
Currency Abbreviations
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$ 109,879,246	$ —	$ —	$ 109,879,246
Short-Term Investments (e)	7,063,426	369,963	—	7,433,389
Derivatives (f)	7,513	—	—	7,513
Total	$ 116,950,185	$ 369,963	$ —	$ 117,320,148

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $95,138,625) — including $5,972,893 of securities loaned	$ 110,249,209
Investment in Daily Assets Fund Institutional (cost $6,195,020)*	6,195,020
Investment in Central Cash Management (cost $868,406)	868,406
Total investments, at value (cost $102,202,051)	117,312,635
Cash	20,800
Foreign currency, at value (cost $2,166)	2,123
Deposit with brokers for open futures contracts	40
Receivable for Portfolio shares sold	17,411
Dividends receivable	91,147
Interest receivable	9,959
Other assets	2,204
Total assets	117,456,319
Liabilities
Payable upon return of securities loaned	6,195,020
Payable for Portfolio shares redeemed	68,282
Payable for daily variation margin on open futures contracts	10,260
Accrued management fee	48,653
Other accrued expenses and payables	91,636
Total liabilities	6,413,851
Net assets, at value	$ 111,042,468
Net Assets Consist of
Undistributed net investment income	1,493,480
Net unrealized appreciation (depreciation) on: Investments	15,110,584
Futures	7,513
Foreign currency	(43)
Accumulated net realized gain (loss)	(61,335,959)
Paid-in capital	155,766,893
Net assets, at value	$ 111,042,468
Class A Net Asset Value, offering and redemption price per share ($110,878,422 ÷ 11,688,302 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.49
Class B Net Asset Value, offering and redemption price per share ($164,046 ÷ 17,241 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.51

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,259)	$ 2,163,271
Interest	621
Income distributions — affiliated cash management vehicles	7,661
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	148,928
Total Income	2,320,481
Expenses: Management fee	556,755
Administration fee	101,228
Custodian fee	18,484
Distribution service fee (Class B)	357
Services to shareholders	2,559
Legal fees	9,435
Audit and tax fees	48,076
Trustees' fees and expenses	4,817
Reports to shareholders	7,320
Other	12,016
Total expenses	761,047
Net investment income (loss)	1,559,434
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(19,482,988)
Futures	264,030
(19,218,958)
Change in net unrealized appreciation (depreciation) on: Investments	46,829,855
Futures	(5,765)
Foreign currency	324
46,824,414
Net gain (loss)	27,605,456
Net increase (decrease) in net assets resulting from operations	$ 29,164,890

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 1,559,434	$ 1,994,929
Net realized gain (loss)	(19,218,958)	(36,592,420)
Change in net unrealized appreciation (depreciation)	46,824,414	(46,206,859)
Net increase (decrease) in net assets resulting from operations	29,164,890	(80,804,350)
Distributions to shareholders from: Net investment income: Class A	(2,044,479)	(3,297,531)
Class B	(2,260)	(117,139)
Net realized gains: Class A	—	(35,917,893)
Class B	—	(1,664,515)
Total distributions	(2,046,739)	(40,997,078)
Portfolio share transactions: Class A Proceeds from shares sold	5,027,733	5,194,608
Reinvestment of distributions	2,044,479	39,215,424
Cost of shares redeemed	(29,505,512)	(60,894,125)
Net increase (decrease) in net assets from Class A share transactions	(22,433,300)	(16,484,093)
Class B Proceeds from shares sold	267	238,193
Reinvestment of distributions	2,260	1,781,654
Cost of shares redeemed	(12,442)	(10,423,558)
Net increase (decrease) in net assets from Class B share transactions	(9,915)	(8,403,711)
Increase (decrease) in net assets	4,674,936	(146,689,232)
Net assets at beginning of period	106,367,532	253,056,764
Net assets at end of period (including undistributed net investment income of $1,493,480 and $1,989,745, respectively)	$ 111,042,468	$ 106,367,532
Other Information
Class A Shares outstanding at beginning of period	14,644,836	16,515,920
Shares sold	630,574	519,469
Shares issued to shareholders in reinvestment of distributions	313,090	3,731,248
Shares redeemed	(3,900,198)	(6,121,801)
Net increase (decrease) in Class A shares	(2,956,534)	(1,871,084)
Shares outstanding at end of period	11,688,302	14,644,836
Class B Shares outstanding at beginning of period	18,379	755,480
Shares sold	34	18,580
Shares issued to shareholders in reinvestment of distributions	344	169,520
Shares redeemed	(1,516)	(925,201)
Net increase (decrease) in Class B shares	(1,138)	(737,101)
Shares outstanding at end of period	17,241	18,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.25	$ 14.65	$ 16.17	$ 14.88	$ 13.65
Income (loss) from investment operations: Net investment income[a]	.12	.12	.17	.17[c]	.14
Net realized and unrealized gain (loss)	2.27	(4.97)	.36	2.07	1.22
Total from investment operations	2.39	(4.85)	.53	2.24	1.36
Less distributions from: Net investment income	(.15)	(.21)	(.18)	(.14)	(.13)
Net realized gains	—	(2.34)	(1.87)	(.81)	—
Total distributions	(.15)	(2.55)	(2.05)	(.95)	(.13)
Net asset value, end of period	$ 9.49	$ 7.25	$ 14.65	$ 16.17	$ 14.88
Total Return (%)	33.97	(38.49)[b]	3.50	15.65[c]	10.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	106	242	314	294
Ratio of expenses before expense reductions (%)	.75	.76	.71	.71	.70
Ratio of expenses after expense reductions (%)	.75	.76	.71	.71	.70
Ratio of net investment income (%)	1.54	1.12	1.13	1.12[c]	1.00
Portfolio turnover rate (%)	82	127	275	226	288

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.26	$ 14.61	$ 16.12	$ 14.83	$ 13.60
Income (loss) from investment operations: Net investment income[a]	.10	.04	.11	.11[c]	.09
Net realized and unrealized gain (loss)	2.27	(4.89)	.36	2.07	1.22
Total from investment operations	2.37	(4.85)	.47	2.18	1.31
Less distributions from: Net investment income	(.12)	(.16)	(.11)	(.08)	(.08)
Net realized gains	—	(2.34)	(1.87)	(.81)	—
Total distributions	(.12)	(2.50)	(1.98)	(.89)	(.08)
Net asset value, end of period	$ 9.51	$ 7.26	$ 14.61	$ 16.12	$ 14.83
Total Return (%)	33.46	(38.48)[b]	3.15	15.19[c]	9.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.16	.13	11	46	44
Ratio of expenses before expense reductions (%)	1.02	1.22	1.09	1.09	1.09
Ratio of expenses after expense reductions (%)	1.02	1.21	1.09	1.09	1.09
Ratio of net investment income (%)	1.27	.67	.75	.74[c]	.61
Portfolio turnover rate (%)	82	127	275	226	288

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2009

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.67% and 1.07% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. In the recent market environment, mortgage-backed securities are experiencing increased volatility. Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown during the 3-year, 5-year, 10-year and Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Barclays Capital US Aggregate Bond Index

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,772	$9,052	$9,650	$13,307
	Average annual total return	7.72%	-3.26%	-.71%	2.90%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,593	$11,925	$12,744	$18,475
	Average annual total return	5.93%	6.04%	4.97%	6.33%
DWS Core Fixed Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,688	$8,903	$9,421	$10,817
	Average annual total return	6.88%	-3.80%	-1.19%	1.05%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,593	$11,925	$12,744	$14,704
	Average annual total return	5.93%	6.04%	4.97%	5.28%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,049.00	$ 1,041.80
Expenses Paid per $1,000*	$ 2.43	$ 5.97
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,022.84	$ 1,019.36
Expenses Paid per $1,000*	$ 2.40	$ 5.90

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.47%	1.16%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Core Fixed Income VIP

Just prior to the 12-month period, the US Federal Reserve Board (the Fed) cut the benchmark federal funds rate to basically zero as it sought to provide market participants with liquidity.1 As 2009 progressed, there was a strong flow of assets into beaten-down credit-sensitive sectors, as investors sought alternatives to historically low yields available on cash and other low risk alternatives. Increasing optimism about economic recovery also contributed to the shift in investor preferences away from Treasuries and toward credit sectors. Corporations took advantage of improved liquidity and low interest rates to issue a large volume of bonds. Within corporates, financial issues did especially well, as the largest banks were able to raise capital and return TARP funds to the government. Troubled commercial mortgage-backed securities (CMBS) and asset-backed securities experienced especially sharp rallies during the year.2,3 The government continued to support the residential mortgage market, and mortgage-backed securities provided positive returns despite concerns over rising delinquencies.

During the 12-month period ended December 31, 2009, the Portfolio provided a total return of 7.72% (Class A shares, unadjusted for contract charges), compared with the 5.93% return of its benchmark, the Barclays Capital US Aggregate Bond Index.

The portfolio's outperformance versus the benchmark is principally the result of exposure to fixed-income sectors that trade at yield spreads versus Treasuries.4 In particular, we shifted into high-quality corporate bonds that benefited from improved economic conditions as the period progressed. Late in the year, we trimmed corporate holdings in favor of government-backed issues as we believed corporates had rallied to price levels that no longer represented attractive value. In addition, we shifted the portfolio's Treasury allocation in the direction of Treasury inflation protected securities (TIPS) as the market has begun to refocus on inflation in view of a strengthening economy and rising US budget deficits.

Kenneth R. Bowling, CFA John Brennan Jamie Guenther, CFA Bruce Harley, CFA, CEBS	J. Kevin Horsley, CFA, CPA J. Richard Robben, CFA David Vignolo, CFA Stephen Willer, CFA
Portfolio Managers

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

2 The Troubled Asset Relief Program (TARP) is a government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008. The TARP gives the US Treasury purchasing power of $700 billion to buy up mortgage-backed securities (MBS) from institutions across the country, in an attempt to create liquidity and unseize the money markets.

3 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property. Asset-backed securities (ABS) are secured by assets.

4 Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (As a % of Net Assets)	12/31/09	12/31/08

Mortgage-Backed Securities Pass-Throughs	39%	21%
Corporate Bonds	22%	24%
Government & Agency Obligations	19%	7%
Municipal Bonds and Notes	6%	5%
Cash Equivalents and Other Assets and Liabilities, net	5%	—
Commercial Mortgage-Backed Securities	4%	10%
Collateralized Mortgage Obligations	4%	30%
Asset-Backed	1%	2%
Preferred Security	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/09	12/31/08

US Government and Agencies	50%	38%
AAA*	23%	32%
AA	5%	2%
A	10%	9%
BBB	11%	19%
Not Rated	1%	—
	100%	100%

* Includes cash equivalents.

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Under 1 year	5%	1%
1-4.99 years	40%	44%
5-9.99 years	47%	37%
10-14.99 years	2%	4%
15 years or greater	6%	14%
	100%	100%

Asset allocation, quality and effective maturity are subject to change.

Weighted average effective maturity: 6.8 years and 7.9 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 80. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 22.2%
Consumer Discretionary 1.7%
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	180,000	231,177
News America, Inc., 6.4%, 12/15/2035	50,000	51,342
Time Warner Cable, Inc.:
6.75%, 7/1/2018 (a)	122,000	134,025
6.75%, 6/15/2039 (a)	400,000	418,922
Time Warner, Inc., 7.7%, 5/1/2032	325,000	381,659
Viacom, Inc., 6.25%, 4/30/2016	130,000	141,684
Yum! Brands, Inc., 6.875%, 11/15/2037	200,000	216,099
		1,574,908
Consumer Staples 1.8%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	400,000	468,318
ConAgra Foods, Inc., 7.0%, 4/15/2019	350,000	396,132
CVS Caremark Corp., 6.125%, 9/15/2039	300,000	297,330
Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	440,000	493,600
		1,655,380
Energy 2.1%
Anadarko Petroleum Corp., 6.45%, 9/15/2036	290,000	302,867
Cenovus Energy, Inc.:
144A, 5.7%, 10/15/2019	78,000	81,359
144A, 6.75%, 11/15/2039	125,000	136,257
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	330,000	406,050
Devon Energy Corp., 6.3%, 1/15/2019	375,000	417,546
Kinder Morgan Energy Partners LP, 5.625%, 2/15/2015	92,000	98,935
ONEOK Partners LP, 8.625%, 3/1/2019 (a)	415,000	500,819
		1,943,833
Financials 11.4%
American Express Co., 7.0%, 3/19/2018	688,000	757,675
Bank of America Corp.:
5.65%, 5/1/2018	865,000	878,504
5.75%, 12/1/2017	225,000	230,404
6.5%, 8/1/2016	80,000	86,026
Barclays Bank PLC:
Series 1, 5.0%, 9/22/2016	150,000	153,272
5.2%, 7/10/2014	130,000	137,801
Capital One Bank USA NA, 8.8%, 7/15/2019	400,000	472,667
Citigroup, Inc.:
8.125%, 7/15/2039	330,000	372,454
8.5%, 5/22/2019	568,000	655,900
General Electric Capital Corp., 5.625%, 5/1/2018	980,000	1,004,246
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036 (a)	270,000	224,890
JPMorgan Chase & Co., 6.3%, 4/23/2019 (a)	440,000	484,034
	Principal Amount ($)	Value ($)

Lincoln National Corp., 8.75%, 7/1/2019	250,000	285,651
MetLife, Inc., 7.717%, 2/15/2019	395,000	464,178
Morgan Stanley:
Series F, 6.0%, 4/28/2015	490,000	521,959
7.3%, 5/13/2019	210,000	235,815
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018 (a)	200,000	265,015
Principal Financial Group, Inc., 7.875%, 5/15/2014	325,000	358,701
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014 (a)	130,000	135,543
6.2%, 1/15/2015	90,000	96,829
7.375%, 6/15/2019	50,000	56,058
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014 (a)	300,000	304,105
Simon Property Group LP, (REIT), 6.75%, 5/15/2014 (a)	105,000	111,896
Telecom Italia Capital SA, 5.25%, 11/15/2013 (a)	445,000	468,047
Telefonica Emisiones SAU, 5.877%, 7/15/2019 (a)	145,000	155,415
The Goldman Sachs Group, Inc.:
6.0%, 5/1/2014 (a)	180,000	196,878
7.5%, 2/15/2019 (a)	730,000	851,036
Wachovia Corp., Series G, 5.5%, 5/1/2013	425,000	451,492
Westpac Banking Corp., 4.875%, 11/19/2019	305,000	301,037
		10,717,528
Health Care 2.3%
Express Scripts, Inc.:
6.25%, 6/15/2014	205,000	223,682
7.25%, 6/15/2019	205,000	232,918
McKesson Corp., 7.5%, 2/15/2019 (a)	300,000	355,765
Medco Health Solutions, Inc., 7.125%, 3/15/2018	500,000	562,069
Merck & Co., Inc.:
5.0%, 6/30/2019 (a)	207,000	215,164
5.85%, 6/30/2039 (a)	48,000	50,514
Quest Diagnostics, Inc., 6.95%, 7/1/2037	300,000	334,216
Zimmer Holdings, Inc., 4.625%, 11/30/2019	175,000	173,411
		2,147,739
Industrials 0.8%
Allied Waste North America, Inc., 6.875%, 6/1/2017	300,000	318,375
Waste Management, Inc., 6.375%, 3/11/2015 (a)	370,000	410,009
		728,384
Information Technology 0.1%
Xerox Corp., 5.625%, 12/15/2019	100,000	99,860
Materials 0.7%
Dow Chemical Co., 5.9%, 2/15/2015	650,000	698,474
Telecommunication Services 0.7%
CenturyTel, Inc.:
Series Q, 6.15%, 9/15/2019	125,000	127,796
Series P, 7.6%, 9/15/2039 (a)	150,000	153,726
	Principal Amount ($)	Value ($)

Qwest Corp., 7.625%, 6/15/2015	234,000	242,190
Verizon Communications, Inc., 6.35%, 4/1/2019 (a)	100,000	110,323
		634,035
Utilities 0.6%
DTE Energy Co., 7.625%, 5/15/2014	148,000	165,221
FirstEnergy Solutions Corp., 6.8%, 8/15/2039 (a)	142,000	143,420
Sempra Energy, 6.5%, 6/1/2016	290,000	314,506
		623,147
Total Corporate Bonds (Cost $18,692,787)		20,823,288

Mortgage-Backed Securities Pass-Throughs 38.9%
Federal Home Loan Mortgage Corp.:
4.5%, 9/1/2020	1,379,318	1,437,250
6.0%, with various maturities from 12/1/2034 until 3/1/2038	1,075,886	1,146,821
Federal National Mortgage Association:
4.239%*, 3/1/2036	955,121	1,004,049
4.5%, with various maturities from 8/1/2033 until 6/1/2038 (b)	6,907,195	6,913,001
5.0%, with various maturities from 8/1/2033 until 2/1/2038 (b)	8,943,582	9,159,635
5.005%*, 8/1/2037	593,748	621,650
5.095%*, 9/1/2038	347,768	363,831
5.5%, with various maturities from 1/1/2026 until 9/1/2036 (b)	9,516,311	9,976,772
6.0%, 4/1/2024	918,835	986,348
6.5%, with various maturities from 3/1/2017 until 4/1/2037	1,612,538	1,734,965
8.0%, 9/1/2015	17,503	19,175
Government National Mortgage Association, 5.0%, 2/1/2038 (b)	3,000,000	3,086,016
Total Mortgage-Backed Securities Pass-Throughs (Cost $35,807,101)		36,449,513

Asset-Backed 1.3%
Credit Card Receivables
Washington Mutual Master Note Trust, "A", Series 2006-A2A, 144A, 0.283%*, 6/15/2015 (Cost $1,186,312)	1,200,000	1,186,179

Commercial Mortgage-Backed Securities 4.1%
Banc of America Commercial Mortgage, Inc.:
"A2", Series 2007-2, 5.634%, 4/10/2049	325,000	324,367
"A4", Series 2007-3, 5.658%*, 6/10/2049	1,399,000	1,169,338
"A4", Series 2007-4, 5.744%*, 2/10/2051	750,000	661,503
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040	1,000,000	844,393
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.828%*, 6/12/2050	900,000	864,399
Total Commercial Mortgage-Backed Securities (Cost $3,503,176)		3,864,000
	Principal Amount ($)	Value ($)

Collateralized Mortgage Obligations 3.5%
Federal Home Loan Mortgage Corp., "PE", Series 2165, 6.0%, 6/15/2029	1,005,854	1,084,101
Federal National Mortgage Association:
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	450,296
"PG", Series 2002-3, 5.5%, 2/25/2017	308,452	326,493
"PH", Series 1999-19, 6.0%, 5/25/2029	942,844	1,013,751
MASTR Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	383,140	355,063
Total Collateralized Mortgage Obligations (Cost $3,069,686)		3,229,704

Government & Agency Obligations 18.9%
US Treasury Obligations
US Treasury Bill, 0.11%**, 3/18/2010 (c)	476,000	475,952
US Treasury Bond, 4.75%, 2/15/2037	2,300,000	2,350,312
US Treasury Inflation-Indexed Note, 1.875%, 7/15/2019 (a)	3,543,470	3,678,012
US Treasury Notes:
1.375%, 2/15/2012 (a)	5,000,000	5,014,455
1.75%, 1/31/2014	6,000,000	5,886,096
4.875%, 5/31/2011	300,000	316,957
Total Government & Agency Obligations (Cost $17,809,057)		17,721,784

Municipal Bonds and Notes 5.7%
Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035	500,000	520,130
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033 (d)	420,000	418,811
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	790,000	766,205
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series B, 6.1%, 4/1/2015	965,000	994,317
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014 (d)	755,000	753,196
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014 (d)	585,000	662,741
New Jersey, State Educational Facilities Authority Revenue, NJ City University, Series F, 6.85%, 7/1/2036 (d)	395,000	429,977
Newark, NJ, Pension Obligation, 5.853%, 4/1/2022 (d)	865,000	814,095
Total Municipal Bonds and Notes (Cost $5,299,466)		5,359,472
	Shares	Value ($)

Securities Lending Collateral 14.6%
Daily Assets Fund Institutional, 0.17% (e) (f) (Cost $13,638,710)	13,638,710	13,638,710

Cash Equivalents 25.2%
Central Cash Management Fund, 0.14% (e) (Cost $23,640,565)	23,640,565	23,640,565
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $122,646,860)+	134.4	125,913,215
Other Assets and Liabilities, Net	(34.4)	(32,210,532)
Net Assets	100.0	93,702,683

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $122,735,485. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $3,177,730. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,600,421 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $422,691.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $13,231,615, which is 14.1% of net assets.

(b) When-issued or delayed delivery security included.

(c) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	0.6
Assured Guaranty Corp.	0.8
Assured Guaranty Municipal Corp.	1.0

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2009, open futures contracts sold were as follows:

Securities	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2 Year US Treasury Note	USD	3/31/2010	70	15,138,594	82,971
Currency Abbreviations
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (g)
Corporate Bonds	$ —	$ 20,823,288	$ —	$ 20,823,288
Mortgage-Backed Securities Pass-Throughs	—	36,449,513	—	36,449,513
Asset-Backed	—	1,186,179	—	1,186,179
Commercial Mortgage-Backed Securities	—	3,864,000	—	3,864,000
Collateralized Mortgage Obligations	—	3,229,704	—	3,229,704
Government & Agency Obligations	—	17,245,832	—	17,245,832
Municipal Bonds and Notes	—	5,359,472	—	5,359,472
Short-Term Investments (g)	37,279,275	475,952	—	37,755,227
Derivatives (h)	$ 82,971	$ —	$ —	$ 82,971
Total	$ 37,362,246	$ 88,633,940	$ —	$ 125,996,186

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Preferred Security	Preferred Stock	Total
Balance as of December 31, 2008	$ 50,000	$ 147,119	$ 197,119
Realized gains (loss)	(158,675)	(312,002)	(470,677)
Change in unrealized appreciation (depreciation)	183,675	207,067	390,742
Amortization premium/discount	—	—	—
Net purchases (sales)	(75,000)	(42,184)	(117,184)
Net transfers in (out) of Level 3	—	—	—
Balance as of December 31, 2009	$ —	$ —	$ —
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2009	$ —	$ —	$ —

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $85,367,585) — including $13,231,615 of securities loaned	$ 88,633,940
Investment in Daily Assets Fund Institutional (cost $13,638,710)*	13,638,710
Investment in Central Cash Management Fund (cost $23,640,565)	23,640,565
Total investments, at value (cost $122,646,860)	125,913,215
Cash	10,000
Receivable for investments sold	14,482,750
Receivable for Portfolio shares sold	94,435
Interest receivable	683,859
Foreign taxes recoverable	1,436
Other assets	2,712
Total assets	141,188,407
Liabilities
Payable upon return of securities loaned	13,638,710
Payable for investments purchased	2,384,572
Payable for investments purchased — when-issued securities	31,287,791
Payable for daily variation margin on open futures contracts	41,935
Payable for Portfolio shares redeemed	659
Accrued management fee	42,623
Other accrued expenses and payables	89,434
Total liabilities	47,485,724
Net assets, at value	$ 93,702,683
Net Assets Consist of
Undistributed net investment income	5,499,737
Net unrealized appreciation (depreciation) on: Investments	3,266,355
Futures	82,971
Accumulated net realized gain (loss)	(58,403,567)
Paid-in capital	143,257,187
Net assets, at value	$ 93,702,683
Class A Net Asset Value, offering and redemption price per share ($93,650,813 ÷ 10,676,602 outstanding shares of beneficial interest, no par value, 24,742,586 shares authorized)	$ 8.77
Class B Net Asset Value, offering and redemption price per share ($51,870 ÷ 5,948 outstanding shares of beneficial interest, no par value, 7,316,641 shares authorized)	$ 8.72

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends	$ 9,824
Interest	6,349,156
Income distributions — affiliated cash management vehicles	44,563
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	53,933
Total Income	6,457,476
Expenses: Management fee	635,016
Administration fee	127,003
Services to shareholders	2,002
Distribution service fee (Class B)	68,650
Record keeping fees (Class B)	41,047
Trustees' fees and expenses	3,808
Reports to shareholders	6,818
Professional fees and other	9,736
Total expenses	894,080
Net investment income (loss)	5,563,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(33,428,420)
Futures	(648,509)
Payments by affiliates (see Note H)	24,775
(34,052,154)
Change in net unrealized appreciation (depreciation) on: Investments	37,987,916
Futures	158,100
38,146,016
Net gain (loss)	4,093,862
Net increase (decrease) in net assets resulting from operations	$ 9,657,258

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 5,563,396	$ 11,324,735
Net realized gain (loss)	(34,052,154)	(19,728,646)
Change in net unrealized appreciation (depreciation)	38,146,016	(31,800,368)
Net increase (decrease) in net assets resulting from operations	9,657,258	(40,204,279)
Distributions to shareholders from: Net investment income: Class A	(8,879,629)	(12,658,879)
Class B	(2,500,347)	(4,079,055)
Total distributions	(11,379,976)	(16,737,934)
Portfolio share transactions: Class A Proceeds from shares sold	10,272,493	25,960,265
Reinvestment of distributions	8,879,629	12,658,879
Cost of shares redeemed	(33,814,458)	(71,653,396)
Net increase (decrease) in net assets from Class A share transactions	(14,662,336)	(33,034,252)
Class B Proceeds from shares sold	2,365,047	1,828,386
Reinvestment of distributions	2,500,347	4,079,055
Cost of shares redeemed	(36,868,329)	(29,114,932)
Net increase (decrease) in net assets from Class B share transactions	(32,002,935)	(23,207,491)
Increase (decrease) in net assets	(48,387,989)	(113,183,956)
Net assets at beginning of period	142,090,672	255,274,628
Net assets at end of period (including undistributed net investment income of $5,499,737 and $11,316,317, respectively)	$ 93,702,683	$ 142,090,672
Other Information
Class A Shares outstanding at beginning of period	12,351,718	15,754,867
Shares sold	1,188,797	2,332,157
Shares issued to shareholders in reinvestment of distributions	1,088,190	1,171,035
Shares redeemed	(3,952,103)	(6,906,341)
Net increase (decrease) in Class A shares	(1,675,116)	(3,403,149)
Shares outstanding at end of period	10,676,602	12,351,718
Class B Shares outstanding at beginning of period	3,628,194	5,850,161
Shares sold	275,459	159,817
Shares issued to shareholders in reinvestment of distributions	305,666	376,992
Shares redeemed	(4,203,371)	(2,758,776)
Net increase (decrease) in Class B shares	(3,622,246)	(2,221,967)
Shares outstanding at end of period	5,948	3,628,194

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Date
Net asset value, beginning of period	$ 8.90	$ 11.82	$ 11.86	$ 11.81	$ 12.07
Income (loss) from investment operations: Net investment income[a]	.39	.57	.56	.53	.47
Net realized and unrealized gain (loss)	.24	(2.72)	(.08)	(.05)	(.21)
Total from investment operations	.63	(2.15)	.48	.48	.26
Less distributions from: Net investment income	(.76)	(.77)	(.52)	(.43)	(.41)
Net realized gains	—	—	—	(.00)*	(.11)
Total distributions	(.76)	(.77)	(.52)	(.43)	(.52)
Net asset value, end of period	$ 8.77	$ 8.90	$ 11.82	$ 11.86	$ 11.81
Total Return (%)	7.72[c]	(19.33)[b]	4.17	4.26	2.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	110	186	277	252
Ratio of expenses before expense reductions (%)	.59	.70	.66	.68	.67
Ratio of expenses after expense reductions (%)	.59	.70	.66	.68	.67
Ratio of net investment income (%)	4.50	5.36	4.78	4.56	3.96
Portfolio turnover rate (%)	222	215	209	198	241

[a] Based on average shares outstanding during the period.

[b] Total returns would have been lower had certain expenses not been reduced.

[c] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.

* Amount is less than $.005.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 11.80	$ 11.84	$ 11.78	$ 12.04
Income (loss) from investment operations: Net investment income[a]	.34	.53	.51	.49	.42
Net realized and unrealized gain (loss)	.22	(2.73)	(.08)	(.05)	(.21)
Total from investment operations	.56	(2.20)	.43	.44	.21
Less distributions from: Net investment income	(.72)	(.72)	(.47)	(.38)	(.36)
Net realized gains	—	—	—	(.00)*	(.11)
Total distributions	(.72)	(.72)	(.47)	(.38)	(.47)
Net asset value, end of period	$ 8.72	$ 8.88	$ 11.80	$ 11.84	$ 11.78
Total Return (%)	6.88[c]	(19.71)[b]	3.75	3.89	1.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05	32	69	82	89
Ratio of expenses before expense reductions (%)	1.13	1.10	1.05	1.07	1.07
Ratio of expenses after expense reductions (%)	1.13	1.09	1.05	1.07	1.07
Ratio of net investment income (%)	3.95	4.97	4.39	4.17	3.56
Portfolio turnover rate (%)	222	215	209	198	241

[a] Based on average shares outstanding during the period.

[b] Total returns would have been lower had certain expenses not been reduced.

[c] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.

* Amount is less than $.005.

Performance Summary December 31, 2009

DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 is 0.99% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP
[] DWS Diversified International Equity VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Diversified International Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,936	$7,728	$11,112	$8,869
	Average annual total return	29.36%	-8.23%	2.13%	-1.19%
MSCI EAFE Index	Growth of $10,000	$13,178	$8,295	$11,898	$11,238
	Average annual total return	31.78%	-6.04%	3.54%	1.17%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Diversified International Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,223.30
Expenses Paid per $1,000*	$ 5.66
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,020.11
Expenses Paid per $1,000*	$ 5.14

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	1.01%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Diversified International Equity VIP

International equities delivered a strong performance during the past year, as the financial crisis of 2008 gave way to optimism about the "green shoots," or economic signs of recovery. The Morgan Stanley Capital International(MSCI) EAFE® Index, the Portfolio's benchmark, surged to a gain of 31.78%. In comparison, the US market — as gauged by the Standard & Poor's 500® (S&P 500) Index — returned 26.46%. The outperformance of international equities reflects both stronger growth outside of the United States and the sharp increase in the value of foreign currencies relative to the US dollar.

The Portfolio experienced a management change during 2009. The Portfolio is now managed by the Quantitative Strategies Group. The team took over as managers in April 2009, at which time the Portfolio's name changed from DWS International Select Equity VIP to DWS Diversified International Equity VIP. While in the past the Portfolio was managed using a bottom-up approach based on fundamental research, it is now managed using a top-down quantitative approach. This strategy is based on the principle that country and sector, rather than stock selection, are the primary drivers of return. For the full year, a time that encompasses the results generated by both management teams, the Portfolio produced a return of 29.36% (Class A shares, unadjusted for contract charges), underperforming the benchmark.

In managing the Portfolio, we divide the universe of international stocks into "risk units" according to sector and country. An example of a risk unit is "UK financials." We employ a quantitative approach that identifies which sector/country combinations have high correlations to each other, and we place these highly correlated groups into the same "cluster."1 The Portfolio held 10 clusters as of December 31, 2009, each of which should display a low correlation to the other clusters. Each cluster is equally weighted to maximize diversification potential, and we rebalance the portfolio on a quarterly basis to maintain diversification.2 We believe one of the benefits of this strategy is that the Portfolio is highly diversified at a country and sector level, which should help smooth out returns over time. Since we took over the Portfolio, the largest contributions to performance have come from our average underweight positions in the Japan financials and Japan consumer discretionary risk units.3 The most significant detractor was our average underweight position in the Australia financials risk unit.

We believe the proprietary investment process being used by DWS Diversified International Equity VIP makes it a unique product within the universe of international equity funds. For investors seeking an alternative to domestic investments, this product offers a compelling combination of extensive diversification, low turnover and an approach that looks beyond market capitalization to structure a more optimized portfolio.

Robert Wang
Russell Shtern, CFA
Portfolio Managers

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Correlation is a measure of how closely two variables move together over time. A 1.0 equals perfect correlation. A -1.0 equals total negative correlation.

2 Diversification neither assures a profit nor guarantees against a loss.

3 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Diversified International Equity VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	87%	95%
Exchange-Traded Funds	9%	5%
Cash Equivalents	3%	—
Preferred Stocks	1%	—
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Telecommunication Services	15%	14%
Consumer Staples	14%	10%
Health Care	13%	21%
Financials	10%	19%
Consumer Discretionary	9%	—
Utilities	9%	4%
Industrials	9%	8%
Materials	9%	7%
Energy	6%	11%
Information Technology	6%	6%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Continental Europe	53%	59%
Japan	16%	24%
Emerging Markets	9%	3%
United Kingdom	7%	7%
Australia	6%	—
Canada	5%	1%
Asia (excluding Japan)	4%	6%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 93. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Diversified International Equity VIP

	Shares	Value ($)

Common Stocks 87.4%
Australia 5.4%
AGL Energy Ltd.	76,557	963,011
Arrow Energy Ltd.*	8,093	29,959
Australia & New Zealand Banking Group Ltd.	3,822	77,762
BHP Billiton Ltd.	8,235	315,349
Brambles Ltd.	13,105	79,388
Coca-Cola Amatil Ltd.	3,584	36,932
Cochlear Ltd.	1,161	71,691
Commonwealth Bank of Australia	2,013	98,158
Crown Ltd.	12,034	86,158
CSL Ltd.	11,468	333,628
Fairfax Media Ltd.	54,011	83,309
Foster's Group Ltd.	10,776	53,027
Leighton Holdings Ltd.	1,643	55,515
National Australia Bank Ltd.	2,600	63,266
Newcrest Mining Ltd.	1,579	49,487
Origin Energy Ltd.	8,027	120,508
Paladin Energy Ltd.*	7,326	27,188
Qantas Airways Ltd.	18,444	49,020
QBE Insurance Group Ltd.	2,063	47,087
Rio Tinto Ltd.	900	59,549
Santos Ltd.	9,683	121,927
Sonic Healthcare Ltd.	7,670	105,634
SP Ausnet	251,683	206,123
TABCORP Holdings Ltd.	15,130	93,821
Tatts Group Ltd.	24,689	53,857
Telstra Corp., Ltd.	151,642	464,717
Toll Holdings Ltd.	7,945	61,914
Transurban Group (Units)	14,907	73,846
Wesfarmers Ltd.	6,381	177,409
Westfield Group (REIT) (Units)	5,712	63,702
Westpac Banking Corp.	2,569	57,826
Woodside Petroleum Ltd.	5,329	223,976
Woolworths Ltd.	7,272	182,150
WorleyParsons Ltd.	2,509	64,994
(Cost $3,379,970)		4,651,888
Austria 1.1%
Erste Group Bank AG	5,236	194,082
Immoeast AG*	10,084	55,283
OMV AG	12,665	554,620
Raiffeisen International Bank-Holding AG	1,267	71,714
Vienna Insurance Group	1,323	67,935
(Cost $673,414)		943,634
Belgium 2.4%
Anheuser-Busch InBev NV	6,331	327,086
Belgacom SA	17,818	642,694
Compagnie Nationale a Portefeuille	907	48,370
Delhaize Group	1,198	91,758
Dexia SA*	9,179	57,741
Fortis*	27,095	100,383
Groupe Bruxelles Lambert SA	588	55,336
KBC Groep NV*	1,952	84,533
Mobistar SA	3,350	229,091
Solvay SA	2,248	242,349
	Shares	Value ($)

Umicore	4,809	160,139
(Cost $1,580,659)		2,039,480
Bermuda 0.1%
Seadrill Ltd. (Cost $35,585)	3,400	86,123
Canada 4.9%
Agnico-Eagle Mines Ltd.	700	38,097
Bank of Montreal	1,000	53,402
Bank of Nova Scotia	1,100	51,768
Barrick Gold Corp.	2,600	103,070
BCE, Inc.	8,900	246,785
Bombardier, Inc. "B"	16,500	75,728
Canadian Imperial Bank of Commerce	700	45,614
Canadian National Railway Co.	3,400	186,409
Canadian Natural Resources Ltd.	1,400	101,735
Canadian Pacific Railway Ltd.	1,200	65,160
Canadian Tire Corp., Ltd. "A"	1,300	71,473
Canadian Utilities Ltd. "A"	3,900	163,145
EnCana Corp.	1,500	48,922
Fortis, Inc.	7,300	200,186
George Weston Ltd.	800	51,189
Gildan Activewear, Inc.*	1,500	36,860
Goldcorp, Inc.	1,800	71,167
Imperial Oil Ltd.	2,100	81,643
Kinross Gold Corp.	2,300	42,598
Loblaw Companies Ltd.	2,600	84,226
Magna International, Inc. "A"	2,053	104,549
Manulife Financial Corp.	2,800	51,751
Metro, Inc. "A"	2,200	82,501
Potash Corp. of Saskatchewan, Inc.	900	98,447
Research In Motion Ltd.*	6,600	448,246
Ritchie Bros. Auctioneers, Inc.	1,100	24,917
Rogers Communications, Inc. "B"	5,900	184,416
Royal Bank of Canada	1,400	75,498
Saputo, Inc.	2,200	64,684
Shaw Communications, Inc. "B"	4,800	99,456
Shoppers Drug Mart Corp.	4,400	191,045
SNC-Lavalin Group, Inc.	1,600	82,597
Suncor Energy, Inc.	4,220	150,142
Teck Resources Ltd. "B"*	2,600	91,535
Telus Corp.	2,200	68,891
Thomson Reuters Corp. (b)	6,600	214,247
Thomson Reuters Corp. (b)	1,158	37,346
Toronto-Dominion Bank	1,000	63,068
TransAlta Corp.	10,600	237,977
Viterra, Inc.*	4,900	46,243
(Cost $3,303,226)		4,236,733
Cyprus 0.0%
Bank of Cyprus Public Co., Ltd. (Cost $27,253)	4,345	30,287
Denmark 3.6%
A P Moller-Maersk AS "A"	10	67,413
A P Moller-Maersk AS "B"	19	132,862
Carlsberg AS "B"	6,166	455,030
Coloplast AS "B" (a)	1,130	102,700
Danske Bank AS*	10,590	241,123
DSV AS*	3,456	62,002
H. Lundbeck AS	3,649	66,417
	Shares	Value ($)

Novo Nordisk AS "B"	24,258	1,552,095
Topdanmark AS*	415	56,192
Trygvesta AS	621	40,993
Vestas Wind Systems AS*	2,975	182,032
William Demant Holding AS*	1,515	114,162
(Cost $2,544,410)		3,073,021
Finland 2.5%
Fortum Oyj	18,740	507,686
Kone Oyj "B"	5,039	215,368
Metso Corp.	5,459	191,934
Nokia Oyj	18,903	242,674
Outokumpu Oyj	4,027	75,721
Pohjola Bank PLC "A"	7,147	77,341
Rautaruukki Oyj	2,774	63,692
Sampo Oyj "A"	14,057	341,158
Stora Enso Oyj "R"*	17,126	120,044
UPM-Kymmene Oyj	15,440	183,626
Wartsila Corp.	3,608	144,227
(Cost $1,659,359)		2,163,471
France 7.6%
Air Liquide SA	1,149	135,632
Alcatel-Lucent*	27,533	92,212
Atos Origin SA*	697	31,735
AXA SA	3,081	72,866
BNP Paribas	1,550	122,316
Bouygues SA	1,062	55,385
Cap Gemini	1,723	78,044
Carrefour SA	9,254	444,927
Casino Guichard-Perrachon SA	996	89,262
Compagnie de Saint-Gobain	1,739	93,345
Credit Agricole SA	3,149	54,899
DANONE SA	7,827	476,659
Dassault Systemes SA	1,725	98,186
Electricite de France	964	57,363
Essilor International SA	4,349	258,912
France Telecom SA	34,851	870,139
GDF Suez	3,885	168,546
Iliad SA	426	50,751
L'Oreal SA	3,158	350,617
Lafarge SA	1,526	125,493
LVMH Moet Hennessy Louis Vuitton SA	420	47,158
Pernod Ricard SA	2,948	253,042
Sanofi-Aventis	20,420	1,600,657
Schneider Electric SA	627	72,639
Societe Generale	852	58,952
Suez Environnement Co.	1,869	43,177
Total SA	7,627	488,750
Unibail-Rodamco (REIT)	265	58,337
Veolia Environnement	2,122	69,776
Vinci SA	1,171	65,588
Vivendi	3,089	91,192
(Cost $5,059,376)		6,576,557
Germany 4.7%
Allianz SE (Registered)	1,458	181,481
BASF SE	2,526	156,679
Bayer AG	2,784	222,512
Bayerische Motoren Werke (BMW) AG	1,555	70,693
Beiersdorf AG	4,780	314,149
Celesio AG	905	22,993
Commerzbank AG*	3,309	27,743
	Shares	Value ($)

Daimler AG (Registered)	3,529	188,544
Deutsche Boerse AG	688	57,201
Deutsche Post AG (Registered)	3,555	68,403
Deutsche Telekom AG (Registered)	61,741	911,853
E.ON AG	4,140	172,835
Fresenius Medical Care AG & Co. KGaA	97	5,136
Henkel AG & Co. KGaA	7,691	343,475
K+S AG	629	36,157
Linde AG	769	92,561
Merck KGaA	430	40,192
Metro AG	6,321	385,285
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	598	93,220
RWE AG	1,021	99,218
SAP AG	5,623	265,203
Siemens AG (Registered)	2,260	207,294
Suedzucker AG	3,769	78,253
ThyssenKrupp AG	1,086	40,901
(Cost $2,927,694)		4,081,981
Greece 0.7%
Alpha Bank AE*	3,518	40,700
EFG Eurobank Ergasias*	4,435	49,186
Marfin Investment Group SA*	8,510	24,204
National Bank of Greece SA*	3,627	92,485
OPAP SA	17,061	373,502
Piraeus Bank SA	2,205	25,160
(Cost $749,234)		605,237
Hong Kong 2.4%
Cheung Kong (Holdings) Ltd.	10,000	128,749
Cheung Kong Infrastructure Holdings Ltd.	7,000	26,569
CLP Holdings Ltd.	29,000	195,951
Esprit Holdings Ltd.	24,695	162,530
Genting Singapore PLC* (a)	168,000	153,861
Hang Seng Bank Ltd.	3,800	55,855
Hong Kong & China Gas Co., Ltd.	64,000	159,789
Hong Kong Exchanges & Clearing Ltd.	4,700	83,671
HongKong Electric Holdings Ltd.	17,500	94,973
Hutchison Whampoa Ltd.	44,000	301,186
Li & Fung Ltd.	44,000	180,239
MTR Corp., Ltd.	34,000	116,583
Noble Group Ltd.	19,000	43,531
NWS Holdings Ltd.	20,000	36,884
Shangri-La Asia Ltd.	34,000	63,596
Sun Hung Kai Properties Ltd.	8,000	118,707
Swire Pacific Ltd. "A"	7,000	84,657
Yue Yuen Industrial (Holdings) Ltd.	20,500	59,470
(Cost $1,576,697)		2,066,801
Ireland 0.6%
CRH PLC	17,742	480,589
Experian PLC	6,430	63,565
(Cost $339,614)		544,154
Italy 3.4%
A2A SpA	20,926	43,800
Assicurazioni Generali SpA	3,242	86,922
Atlantia SpA	5,240	136,209
Enel SpA	46,072	267,536
Eni SpA	15,304	389,626
Fiat SpA*	12,889	187,584
Finmeccanica SpA	9,616	153,359
	Shares	Value ($)

Intesa Sanpaolo*	25,029	112,146
Luxottica Group SpA	2,649	68,622
Mediaset SpA	18,588	151,879
Prysmian SpA	2,915	51,026
Saipem SpA	2,103	72,244
Snam Rete Gas SpA	16,640	82,746
Telecom Italia SpA	412,945	640,451
Telecom Italia SpA (RSP)	243,883	269,159
Terna — Rete Elettrica Nationale SpA	14,939	64,279
UBI Banca — Unione di Banche Italiane ScpA	3,919	56,137
UniCredit SpA*	35,899	119,414
(Cost $2,334,716)		2,953,139
Japan 15.4%
AEON Co., Ltd.	11,300	91,368
Ajinomoto Co., Inc.	14,000	131,801
Alfresa Holdings Corp.	1,000	39,591
Asahi Breweries Ltd.	7,000	128,374
Asahi Kasei Corp.	18,000	89,946
Astellas Pharma, Inc.	6,500	242,116
Canon, Inc.	4,400	186,010
Central Japan Railway Co.	8	53,366
Chubu Electric Power Co., Inc.	10,000	238,308
Chugai Pharmaceutical Co., Ltd.	3,700	68,933
Chugoku Electric Power Co., Inc.	3,500	66,747
Cosmo Oil Co., Ltd.	21,000	43,959
Daiichi Sankyo Co., Ltd.	9,500	198,771
Daikin Industries Ltd.	1,100	42,931
Daiwa House Industry Co., Ltd.	3,000	32,099
Daiwa Securities Group, Inc.	10,000	50,132
Denso Corp.	2,600	77,923
East Japan Railway Co.	1,326	83,670
Eisai Co., Ltd.	3,700	135,629
Electric Power Development Co., Ltd.	2,600	73,729
FamilyMart Co., Ltd.	1,400	41,260
Fanuc Ltd.	900	83,687
Fast Retailing Co., Ltd.	100	18,664
FUJIFILM Holdings Corp.	3,500	104,562
Fujitsu Ltd.	13,000	83,603
Hisamitsu Pharmaceutical Co., Inc.	900	29,038
Hitachi Ltd.*	18,000	55,131
Hokkaido Electric Power Co., Inc.	3,500	63,516
Hokuriku Electric Power Co.	2,800	60,928
Honda Motor Co., Ltd.	4,200	142,011
HOYA	2,900	76,881
Idemitsu Kosan Co., Ltd.	700	40,543
INPEX Corp.	17	127,593
ITOCHU Corp.	9,000	66,181
Japan Airlines Corp.* (a)	38,000	27,331
Japan Petroleum Exploration Co., Ltd.	1,300	57,075
Japan Prime Realty Investment Corp. (REIT)	10	20,706
Japan Retail Fund Investment Corp. (REIT)	5	22,379
Japan Tobacco, Inc.	73	246,314
JFE Holdings, Inc.	3,800	149,644
Kansai Electric Power Co., Inc.	11,600	261,475
Kao Corp.	8,700	203,101
KDDI Corp.	73	384,957
Keyence Corp.	300	61,848
Kikkoman Corp.	4,000	48,868
	Shares	Value ($)

Kirin Holdings Co., Ltd.	14,000	223,190
Kobe Steel Ltd.*	47,000	85,126
Komatsu Ltd.	5,900	123,003
Kyocera Corp.	1,000	88,194
Kyowa Hakko Kirin Co., Ltd.	5,000	52,601
Kyushu Electric Power Co., Inc.	5,800	119,280
Lawson, Inc.	900	39,649
MEIJI Holdings Co., Ltd.*	1,200	45,140
Mitsubishi Chemical Holdings Corp.	16,500	69,532
Mitsubishi Corp.	4,800	119,342
Mitsubishi Electric Corp.*	11,000	81,214
Mitsubishi Estate Co., Ltd.	5,000	79,307
Mitsubishi Heavy Industries Ltd.	18,000	63,210
Mitsubishi Motors Corp.*	28,000	38,583
Mitsubishi Tanabe Pharma Corp.	3,000	37,309
Mitsubishi UFJ Financial Group, Inc.	31,200	152,761
Mitsui & Co., Ltd.	7,100	100,515
Mitsui Fudosan Co., Ltd.	3,000	50,378
Mitsui O.S.K Lines Ltd.	10,000	52,493
Mitsui Sumitomo Insurance Group Holdings, Inc.	2,400	60,911
Mizuho Financial Group, Inc.	36,100	64,594
Murata Manufacturing Co., Ltd.	1,800	88,877
Nidec Corp.	800	73,560
Nintendo Co., Ltd.	400	94,827
Nippon Mining Holdings, Inc.	18,500	79,203
Nippon Oil Corp.	26,000	120,375
Nippon Steel Corp.	34,000	137,459
Nippon Telegraph & Telephone Corp.	12,609	495,975
Nishi-Nippon City Bank Ltd.	13,000	31,757
Nissan Motor Co., Ltd.*	11,700	102,258
Nisshin Seifun Group, Inc.	4,000	53,725
Nissin Foods Holdings Co., Ltd.	1,100	35,839
Nitto Denko Corp.	1,900	67,708
Nomura Holdings, Inc.	12,000	88,435
Nomura Real Estate Office Fund, Inc. (REIT)	7	37,945
NTT DoCoMo, Inc.	376	523,776
OJI Paper Co., Ltd.	11,000	45,818
Olympus Corp.	3,500	112,460
Ono Pharmaceutical Co., Ltd.	1,500	64,092
Oriental Land Co., Ltd.	900	59,095
ORIX Corp.	260	17,681
Osaka Gas Co., Ltd.	30,000	101,074
Panasonic Corp.	5,600	80,083
Resona Holdings, Inc.	2,600	26,254
Ricoh Co., Ltd.	6,000	84,624
Santen Pharmaceutical Co., Ltd.	2,000	63,950
Sapporo Hokuyo Holdings, Inc.	15,400	55,711
Sapporo Holdings Ltd.	7,000	38,128
Seven & I Holdings Co., Ltd.	13,000	263,862
Sharp Corp.	5,000	62,916
Shikoku Electric Power Co., Inc.	2,400	61,906
Shin-Etsu Chemical Co., Ltd.	2,400	135,277
Shionogi & Co., Ltd.	5,000	108,133
Shiseido Co., Ltd.	5,000	95,833
Showa Shell Sekiyu KK	7,100	57,768
SOFTBANK Corp.	18,100	423,048
Sony Corp.	3,700	107,250
Sumitomo Chemical Co., Ltd.	14,000	61,105
Sumitomo Corp.	5,300	53,345
Sumitomo Metal Industries Ltd.	26,000	69,318
Sumitomo Metal Mining Co., Ltd.	4,000	58,966
	Shares	Value ($)

Sumitomo Mitsui Financial Group, Inc.	2,500	71,274
Sumitomo Realty & Development Co., Ltd.	2,000	37,511
Sumitomo Trust & Banking Co., Ltd.	9,000	43,753
Suzuken Co., Ltd.	1,300	42,571
Taiheiyo Cement Corp.*	37,000	42,104
Taisho Pharmaceutical Co., Ltd.	3,000	51,328
Takeda Pharmaceutical Co., Ltd.	11,000	451,612
Terumo Corp.	2,700	161,583
The Shizuoka Bank Ltd.	2,000	17,332
Tohoku Electric Power Co., Inc.	6,600	130,457
Tokio Marine Holdings, Inc.	3,000	81,430
Tokyo Electric Power Co., Inc.	18,200	456,195
Tokyo Electron Ltd.	1,300	83,126
Tokyo Gas Co., Ltd.	31,000	123,580
TonenGeneral Sekiyu KK	8,000	66,661
Toray Industries, Inc.	14,000	75,434
Toshiba Corp.*	18,000	99,269
Toyo Suisan Kaisha Ltd.	2,000	45,845
Toyota Motor Corp.	8,200	344,530
Tsumura & Co.	1,500	48,312
Unicharm Corp.	700	65,532
UNY Co., Ltd.	5,600	39,134
Yakult Honsha Co., Ltd.	1,700	51,183
Yamaguchi Financial Group, Inc.	3,000	27,762
(Cost $12,195,478)		13,295,965
Luxembourg 0.4%
ArcelorMittal	5,432	246,368
Millicom International Cellular SA (SDR)	943	69,921
Tenaris SA	3,020	64,569
(Cost $189,621)		380,858
Netherlands 6.6%
AEGON NV*	13,839	88,194
Akzo Nobel NV	3,334	219,753
ASML Holding NV	10,336	351,558
Fugro NV (CVA)	811	46,314
Heineken Holding NV	913	38,252
Heineken NV	4,584	217,206
ING Groep NV (CVA)*	27,945	270,149
Koninklijke (Royal) KPN NV	52,408	888,930
Koninklijke (Royal) Philips Electronics, NV	8,829	261,427
Koninklijke Ahold NV	21,640	287,097
Koninklijke DSM NV	2,400	117,675
Randstad Holdings NV*	1,215	60,075
Reed Elsevier NV	75,607	927,701
Royal Dutch Shell PLC "A"	3,199	96,586
Royal Dutch Shell PLC "B"	2,437	71,014
TNT NV	4,235	129,628
Unilever NV (CVA)	27,687	902,188
Wolters Kluwer NV	31,215	684,176
(Cost $4,183,822)		5,657,923
Norway 2.5%
DnB NOR ASA*	33,800	366,919
Norsk Hydro ASA*	24,400	202,833
Orkla ASA	25,600	249,786
Renewable Energy Corp. ASA* (a)	8,600	65,794
Statoil ASA	15,900	396,606
Telenor ASA*	34,500	483,922
	Shares	Value ($)

Yara International ASA	8,150	369,029
(Cost $1,312,802)		2,134,889
Portugal 0.4%
Brisa Auto-Estradas de Portugal SA	5,209	53,225
EDP — Energias de Portugal SA	50,602	223,964
Portugal Telecom, SGPS, SA (Registered)	1,798	21,858
(Cost $229,728)		299,047
Singapore 1.7%
CapitaLand Ltd.	20,000	59,239
DBS Group Holdings Ltd.	10,000	108,729
Fraser & Neave Ltd.	15,000	44,575
Jardine Cycle & Carriage Ltd.	5,000	95,412
Keppel Corp., Ltd.	18,000	104,737
Oversea-Chinese Banking Corp., Ltd.	17,000	109,431
SembCorp Industries Ltd.	19,000	49,621
Singapore Airlines Ltd.	6,000	63,351
Singapore Airport Terminal Services Ltd.	6,570	12,753
Singapore Exchange Ltd.	7,000	41,263
Singapore Press Holdings Ltd.	59,000	153,336
Singapore Technologies Engineering Ltd.	25,000	57,466
Singapore Telecommunications Ltd.	180,000	396,391
United Overseas Bank Ltd.	9,000	125,249
(Cost $947,464)		1,421,553
Spain 3.6%
Abertis Infraestructuras SA	5,893	132,977
Acciona SA	250	32,470
ACS, Actividades de Construccion y Servicios SA	2,437	121,163
Banco Bilbao Vizcaya Argentaria SA	5,164	93,542
Banco Santander SA	13,187	216,661
EDP Renovaveis SA*	5,961	56,349
Enagas	2,258	49,975
Ferrovial SA	9,049	105,678
Fomento de Construcciones y Contratas SA	960	40,265
Gamesa Corp. Tecnologica SA	3,474	58,237
Gas Natural SDG SA	2,049	44,106
Iberdrola Renovables	13,050	62,175
Iberdrola SA	19,642	186,981
Indra Sistemas SA	2,157	50,741
Industria de Diseno Textil SA	4,733	293,274
Red Electrica Corporacion SA	1,144	63,403
Repsol YPF SA	20,509	547,571
Telefonica SA	32,124	895,346
Zardoya Otis SA	3,050	59,455
(Cost $2,180,677)		3,110,369
Sweden 3.3%
AB SKF "B"	3,095	53,160
Atlas Copco AB "A"	5,936	86,747
Electrolux AB "B"*	3,335	78,276
Hennes & Mauritz AB "B"	5,657	313,044
Holmen AB "B"	2,160	55,095
Husqvarna AB "B"*	7,799	57,577
Investor AB "B"	737	13,624
Nordea Bank AB	18,876	191,219
Sandvik AB	5,637	67,568
Skandinaviska Enskilda Banken AB "A"*	8,883	54,612
	Shares	Value ($)

SSAB AB "A"	5,874	99,309
SSAB AB "B"	4,185	64,689
Svenska Cellulosa AB "B"	20,412	272,660
Svenska Handelsbanken AB "A"	2,807	80,279
Tele2 AB "B"	4,023	61,632
Telefonaktiebolaget LM Ericsson "B"	112,298	1,032,897
TeliaSonera AB	28,979	209,219
Volvo AB "B"	5,145	43,834
(Cost $2,234,709)		2,835,441
Switzerland 6.8%
ABB Ltd. (Registered)*	8,311	158,951
Adecco SA (Registered)	824	45,492
Aryzta AG	1,064	39,686
Compagnie Financiere Richemont SA "A"	6,560	219,505
Credit Suisse Group AG (Registered)	1,994	98,207
GAM Holding Ltd. (Registered)	869	10,574
Geberit AG (Registered)*	332	58,809
Givaudan SA (Registered)*	102	81,177
Holcim Ltd. (Registered)	2,125	164,722
Lonza Group AG (Registered)	466	32,681
Nestle SA (Registered)	29,674	1,441,646
Nobel Biocare Holding AG (Registered)	1,356	45,382
Novartis AG (Registered)	14,711	801,488
Roche Holding AG (Genusschein)	5,116	870,314
Sonova Holding AG (Registered)	458	55,381
STMicroelectronics NV	7,073	64,135
Swatch Group AG (Bearer)	465	117,041
Swiss Reinsurance Co., Ltd. (Registered)	1,091	52,271
Swisscom AG (Registered)	2,523	962,144
Syngenta AG (Registered)	861	241,267
Synthes, Inc.	317	41,517
UBS AG (Registered)*	7,534	115,737
Xstrata PLC*	3,780	66,580
Zurich Financial Services AG	398	86,536
(Cost $4,013,207)		5,871,243
United Kingdom 7.3%
Anglo American PLC*	3,853	166,753
AstraZeneca PLC	13,886	652,463
Autonomy Corp. PLC*	11,080	270,152
BAE Systems PLC	18,633	107,379
Barclays PLC	11,766	51,849
BG Group PLC	3,589	64,271
BHP Billiton PLC	4,437	141,730
BP PLC	22,383	216,470
British American Tobacco PLC	2,268	73,575
British Sky Broadcasting Group PLC	6,799	61,247
BT Group PLC	57,356	124,189
Cable & Wireless	24,059	54,336
Capita Group PLC	5,549	66,931
Centrica PLC	28,642	129,357
Compass Group PLC	11,814	84,378
Diageo PLC	2,849	49,685
Drax Group PLC	3,469	23,222
GlaxoSmithKline PLC	48,908	1,036,026
HSBC Holdings PLC	12,924	147,493
Imperial Tobacco Group PLC	860	27,103
International Power PLC	14,339	70,947
Kingfisher PLC	14,696	53,871
Marks & Spencer Group PLC	8,450	54,818
	Shares	Value ($)

National Grid PLC	13,726	150,040
Next PLC	1,325	44,175
Pearson PLC	4,110	59,084
Reckitt Benckiser Group PLC	20	1,084
Reed Elsevier PLC	9,798	80,459
Rio Tinto PLC	3,273	176,403
Rolls-Royce Group PLC*	12,478	97,377
SABMiller PLC	1,731	50,761
Scottish & Southern Energy PLC	6,560	122,589
Severn Trent PLC	3,170	55,375
Shire PLC	6,752	132,041
Smith & Nephew PLC	8,192	84,116
Smiths Group PLC	3,914	64,043
Standard Chartered PLC	1,687	42,247
Tesco PLC	17,554	120,610
The Sage Group PLC	68,809	244,290
Unilever PLC	1,529	48,942
United Utilities Group PLC	8,616	68,554
Vodafone Group PLC	326,420	755,891
William Morrison Supermarkets PLC	8,072	35,987
WPP PLC	9,498	92,747
(Cost $4,703,839)		6,255,060
Total Common Stocks (Cost $58,382,554)		75,314,854

Preferred Stocks 0.7%
Germany
Fresenius SE	632	45,167
Henkel AG & Co. KGaA	9,562	497,823
Volkswagen AG	513	48,222
Total Preferred Stocks (Cost $342,513)		591,212

Rights 0.0%
Australia
Woodside Petroleum Ltd., Expiration Date 1/29/2010* (Cost $0)	444	2,034
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.4%
US Treasury Obligation
US Treasury Bill, 0.03%**, 3/18/2010 (c) (Cost $314,915)	315,000	314,968
	Shares	Value ($)

Exchange-Traded Funds 8.7%
Emerging Markets
iShares MSCI Emerging Markets Index	83,700	3,473,550
Vanguard Emerging Markets	97,900	4,013,900
Total Exchange-Traded Funds (Cost $6,029,338)		7,487,450

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 0.17% (d) (e) (Cost $305,560)	305,560	305,560

Cash Equivalents 2.6%
Central Cash Management Fund, 0.14% (d) (Cost $2,223,564)	2,223,564	2,223,564
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,598,444)+	100.1	86,239,642
Other Assets and Liabilities, Net	(0.1)	(102,480)
Net Assets	100.0	86,137,162

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $68,179,212. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $18,060,430. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,382,992 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,322,562.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $278,095, which is 0.3% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
ASX SPI 200 Index	AUD	3/18/2010	3	328,692	18,114
DJ Euro Stoxx 50 Index	EUR	3/19/2010	40	1,704,204	69,171
FTSE 100 Index	GBP	3/19/2010	3	259,797	7,914
Nikkei 225 Index	USD	3/11/2010	10	533,250	32,960
S&P TSE 60 Index	CAD	3/18/2010	1	132,103	2,374
Total net unrealized appreciation					130,533
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (f) Australia	$ 2,034	$ 4,651,888	$ —	$ 4,653,922
Austria	—	943,634	—	943,634
Belgium	—	2,039,480	—	2,039,480
Bermuda	—	86,123	—	86,123
Canada	4,236,733	—	—	4,236,733
Cyprus	—	30,287	—	30,287
Denmark	—	3,073,021	—	3,073,021
Finland	—	2,163,471	—	2,163,471
France	—	6,576,557	—	6,576,557
Germany	—	4,673,193	—	4,673,193
Greece	—	605,237	—	605,237
Hong Kong	—	2,066,801	—	2,066,801
Ireland	—	544,154	—	544,154
Italy	—	2,953,139	—	2,953,139
Japan	—	13,295,965	—	13,295,965
Luxembourg	—	380,858	—	380,858
Netherlands	—	5,657,923	—	5,657,923
Norway	—	2,134,889	—	2,134,889
Portugal	—	299,047	—	299,047
Singapore	—	1,421,553	—	1,421,553
Spain	—	3,110,369	—	3,110,369
Sweden	—	2,835,441	—	2,835,441
Switzerland	—	5,871,243	—	5,871,243
United Kingdom	—	6,255,060	—	6,255,060
Exchange-Traded Funds	7,487,450	—	—	7,487,450
Short-Term Investments (f)	2,529,124	314,968	—	2,844,092
Derivatives (g)	130,533	—	—	130,533
Total	$ 14,385,874	$ 71,984,301	$ —	$ 86,370,175

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $65,069,320) — including $278,095 of securities loaned	$ 83,710,518
Investment in Daily Assets Fund Institutional (cost $305,560)*	305,560
Investment in Central Cash Management Fund (cost $2,223,564)	2,223,564
Total investments, at value (cost $67,598,444)	86,239,642
Foreign currency, at value (cost $228,166)	228,243
Receivable for investments sold	1,487
Receivable for Portfolio shares sold	31,221
Dividends receivable	75,316
Interest receivable	2,068
Foreign taxes recoverable	126,500
Other assets	1,773
Total assets	86,706,250
Liabilities
Payable upon return of securities loaned	305,560
Payable for Portfolio shares redeemed	66,068
Payable for daily variation margin on open futures contracts	1,154
Accrued management fee	58,586
Other accrued expenses and payables	137,720
Total liabilities	569,088
Net assets, at value	$ 86,137,162
Net Assets Consist of
Undistributed net investment income	1,659,097
Net unrealized appreciation (depreciation) on: Investments	18,641,198
Futures	130,533
Foreign currency	20,103
Accumulated net realized gain (loss)	(72,619,932)
Paid-in capital	138,306,163
Net assets, at value	$ 86,137,162
Class A Net Asset Value, offering and redemption price per share ($86,137,162 ÷ 11,562,525 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.45

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $264,376)	$ 2,177,779
Interest	604
Income distributions — affiliated cash management vehicles	6,796
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	115,132
Total Income	2,300,311
Expenses: Management fee	527,405
Administration fee	81,139
Custodian fee	63,966
Distribution service fee (Class B)	40
Services to shareholders	2,090
Trustees' fees and expenses	2,697
Reports to shareholders	6,231
Legal fees	11,275
Audit and tax fees	61,000
Other	10,490
Total expenses before expense reductions	766,333
Expense reductions	(15)
Total expenses after expense reductions	766,318
Net investment income (loss)	1,533,993
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(24,148,915)
Futures	419,650
Foreign currency	125,182
(23,604,083)
Change in net unrealized appreciation (depreciation) on: Investments	41,705,706
Futures	130,533
Foreign currency	6,696
41,842,935
Net gain (loss)	18,238,852
Net increase (decrease) in net assets resulting from operations	$ 19,772,845

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 1,533,993	$ 5,450,847
Net realized gain (loss)	(23,604,083)	(48,305,362)
Change in net unrealized appreciation (depreciation)	41,842,935	(62,637,125)
Net increase (decrease) in net assets resulting from operations	19,772,845	(105,491,640)
Distributions to shareholders from: Net investment income: Class A	(5,187,036)	(1,777,801)
Class B	—	(65,124)
Net realized gains: Class A	—	(55,032,003)
Class B	—	(3,550,840)
Total distributions	(5,187,036)	(60,425,768)
Portfolio share transactions: Class A Proceeds from shares sold	1,865,488	11,757,062
Reinvestment of distributions	5,187,036	56,809,804
Cost of shares redeemed	(26,149,949)	(52,019,794)
Shares converted*	72,862	—
Net increase (decrease) in net assets from Class A share transactions	(19,024,563)	16,547,072
Class B Proceeds from shares sold	—	830,161
Reinvestment of distributions	—	3,615,964
Cost of shares redeemed	(294)	(15,396,520)
Shares converted*	(72,862)	—
Net increase (decrease) in net assets from Class B share transactions	(73,156)	(10,950,395)
Increase (decrease) in net assets	(4,511,910)	(160,320,731)
Net assets at beginning of period	90,649,072	250,969,803
Net assets at end of period (including undistributed net investment income of $1,659,097 and $5,131,928, respectively)	$ 86,137,162	$ 90,649,072
Other Information
Class A Shares outstanding at beginning of period	14,554,587	14,064,172
Shares sold	283,708	1,040,380
Shares issued to shareholders in reinvestment of distributions	1,027,136	5,131,870
Shares redeemed	(4,318,475)	(5,681,835)
Shares converted*	15,569	—
Net increase (decrease) in Class A shares	(2,992,062)	490,415
Shares outstanding at end of period	11,562,525	14,554,587
Class B Shares outstanding at beginning of period	15,672	912,661
Shares sold	—	60,348
Shares issued to shareholders in reinvestment of distributions	—	326,645
Shares redeemed	(53)	(1,283,982)
Shares converted*	(15,619)	—
Net increase (decrease) in Class B shares	(15,672)	(896,989)
Shares outstanding at end of period	—	15,672

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.22	$ 16.76	$ 16.31	$ 13.25	$ 11.91
Income (loss) from investment operations: Net investment income[a]	.12	.33[d]	.25	.24[b]	.20
Net realized and unrealized gain (loss)	1.51	(6.67)	2.24	3.11	1.48
Total from investment operations	1.63	(6.34)	2.49	3.35	1.68
Less distributions from: Net investment income	(.40)	(.13)	(.46)	(.29)	(.34)
Net realized gains	—	(4.07)	(1.58)	—	—
Total distributions	(.40)	(4.20)	(2.04)	(.29)	(.34)
Net asset value, end of period	$ 7.45	$ 6.22	$ 16.76	$ 16.31	$ 13.25
Total Return (%)	29.36	(48.81)[c,e]	16.71	25.56	14.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	91	236	223	196
Ratio of expenses before expense reductions (%)	.94	1.02	.93	.88	.87
Ratio of expenses after expense reductions (%)	.94	1.01	.93	.88	.87
Ratio of net investment income (%)	1.89	3.04[d]	1.53	1.65[b]	1.59
Portfolio turnover rate (%)	139	132	117	122	93

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.

[c] Total return would have been lower had certain expenses not been reimbursed.

[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.

[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Performance Summary December 31, 2009

DWS Dreman Small Mid Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.79% and 1.15% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Small and mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. Small and mid-cap company stocks are typically less liquid than large company stocks. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,970	$8,900	$12,271	$23,840
	Average annual total return	29.70%	-3.81%	4.18%	9.08%
Russell 2500 Value Index	Growth of $10,000	$12,768	$8,052	$10,426	$21,946
	Average annual total return	27.68%	-6.97%	.84%	8.18%
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$12,928	$8,804	$12,041	$17,995
	Average annual total return	29.28%	-4.16%	3.78%	8.15%
Russell 2500 Value Index	Growth of $10,000	$12,768	$8,052	$10,426	$15,810
	Average annual total return	27.68%	-6.97%	.84%	6.30%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,280.60	$ 1,277.70
Expenses Paid per $1,000*	$ 4.48	$ 6.49
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,021.27	$ 1,019.51
Expenses Paid per $1,000*	$ 3.97	$ 5.75

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.78%	1.13%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Dreman Small Mid Cap Value VIP

A strong rebound in investor sentiment during the final nine months of 2009 boosted the performance of small- and mid-cap stocks, which typically do well when the economy is emerging from a recession. In this positive environment, the DWS Dreman Small Mid Cap VIP returned 29.70% (Class A shares, unadjusted for contract charges) for the fiscal year and outperformed the 27.68% return of its benchmark, the Russell 2500™ Value Index.

The Portfolio's top-performing stock for 2009 was the mining equipment manufacturer Joy Global, Inc., which rebounded from depressed levels as China's growing need for coal sparked demand for the company's machinery. Other top contributors included Jabil Circuit, Inc. and Hanesbrands, Inc., both of which have staged substantial rallies since we purchased them at extremely undervalued levels early in the year. In terms of sector allocations, we were helped by holding a large average underweight in financials.1 This was a positive at a time in which financials lagged the return of the broader market.

The Portfolio's leading detractors were Mueller Water Products, Inc., MB Financial, Inc. and National Penn Bancshares, Inc., all of which we have sold. We also lost some relative performance through a position in the HMO operator Healthspring, Inc., which lagged due to concerns about the effect of health care reform legislation. Believing this fear was exaggerated, we added to the position and were therefore positioned to benefit when the stock began to recover in the fourth quarter of 2009.

We believe the market's "easy" gains are likely behind us, meaning that stock selection will become an even more important factor in performance than would typically be the case. As a result, we are not hesitating to pare back on our winners and reinvest the proceeds in less expensive stocks. As always, we will not shoot for "grand slams" and take on the added risk that accompanies such an approach. Instead, we will look for potential singles and doubles while maintaining a focus on capital preservation. We believe this is a prudent approach given the extent of the recent run-up and the challenges that continue to face the US economy.

David N. Dreman
Lead Portfolio Manager

E. Clifton Hoover, Jr.
Mark Roach
Portfolio Managers

Dreman Value Management, L.L.C.
Subadvisor to the Portfolio

The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratio and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Industrials	16%	23%
Information Technology	15%	9%
Financials	15%	22%
Consumer Discretionary	14%	6%
Energy	9%	6%
Health Care	9%	11%
Consumer Staples	8%	12%
Utilities	7%	5%
Materials	6%	4%
Telecommunications Services	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 112. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Dreman Small Mid Cap Value VIP

	Shares	Value ($)

Common Stocks 99.7%
Consumer Discretionary 13.8%
Diversified Consumer Services 2.4%
ITT Educational Services, Inc.* (a)	33,225	3,188,271
Regis Corp. (a)	187,925	2,925,992
		6,114,263
Hotels Restaurants & Leisure 5.3%
Brinker International, Inc.	243,250	3,629,290
Burger King Holdings, Inc. (a)	173,300	3,261,506
International Speedway Corp. "A"	118,700	3,377,015
LIFE TIME FITNESS, Inc.* (a)	138,600	3,455,298
		13,723,109
Household Durables 1.2%
Garmin Ltd. (a)	100,625	3,089,188
Leisure Equipment & Products 1.2%
Mattel, Inc.	159,550	3,187,809
Media 1.2%
CBS Corp. "B"	224,000	3,147,200
Multiline Retail 1.3%
Big Lots, Inc.*	111,579	3,233,559
Textiles, Apparel & Luxury Goods 1.2%
Hanesbrands, Inc.* (a)	129,900	3,131,889
Consumer Staples 7.6%
Beverages 1.2%
Constellation Brands, Inc. "A"*	195,975	3,121,882
Food & Staples Retailing 1.1%
Ruddick Corp. (a)	110,575	2,845,095
Food Products 3.9%
Del Monte Foods Co.	285,400	3,236,436
Ralcorp Holdings, Inc.*	56,625	3,381,078
Sanderson Farms, Inc. (a)	83,300	3,511,928
		10,129,442
Household Products 1.4%
Energizer Holdings, Inc.* (a)	56,300	3,450,064
Energy 8.8%
Energy Equipment & Services 5.0%
Atwood Oceanics, Inc.* (a)	85,100	3,050,835
Cal Dive International, Inc.*	438,375	3,314,115
Superior Energy Services, Inc.*	128,950	3,132,195
Tidewater, Inc. (a)	72,000	3,452,400
		12,949,545
Oil, Gas & Consumable Fuels 3.8%
Arch Coal, Inc. (a)	136,000	3,026,000
Forest Oil Corp.* (a)	143,200	3,186,200
Newfield Exploration Co.*	73,250	3,532,848
		9,745,048
Financials 14.7%
Capital Markets 2.5%
Ameriprise Financial, Inc.	87,075	3,380,251
Raymond James Financial, Inc. (a)	129,875	3,087,129
		6,467,380
Commercial Banks 2.6%
Bank of Hawaii Corp. (a)	67,950	3,197,727
BOK Financial Corp. (a)	73,125	3,474,900
		6,672,627
	Shares	Value ($)

Insurance 7.1%
Allied World Assurance Co. Holdings Ltd.	68,150	3,139,671
Arch Capital Group Ltd.* (a)	41,200	2,947,860
Argo Group International Holdings Ltd.*	89,163	2,598,210
Endurance Specialty Holdings Ltd. (a)	85,275	3,174,788
Hanover Insurance Group, Inc. (a)	73,325	3,257,830
Platinum Underwriters Holdings Ltd.	85,925	3,290,068
		18,408,427
Real Estate Investment Trusts 2.5%
Hospitality Properties Trust (REIT)	144,025	3,414,833
MFA Financial, Inc. (REIT)	411,975	3,028,016
		6,442,849
Health Care 8.6%
Biotechnology 1.0%
PDL BioPharma, Inc. (a)	373,325	2,561,010
Health Care Equipment & Supplies 2.5%
Inverness Medical Innovations, Inc.* (a)	78,775	3,269,950
Teleflex, Inc.	60,175	3,242,831
		6,512,781
Health Care Providers & Services 2.6%
Healthspring, Inc.*	183,400	3,229,674
LifePoint Hospitals, Inc.*	107,775	3,503,765
		6,733,439
Health Care Technology 1.2%
IMS Health, Inc.	147,925	3,115,301
Life Sciences Tools & Services 1.3%
Mettler-Toledo International, Inc.*	31,650	3,322,933
Industrials 16.3%
Aerospace & Defense 2.8%
Alliant Techsystems, Inc.* (a)	39,050	3,446,944
Spirit AeroSystems Holdings, Inc. "A"* (a)	187,475	3,723,253
		7,170,197
Commercial Services & Supplies 2.3%
Pitney Bowes, Inc. (a)	124,950	2,843,862
The Brink's Co.	129,275	3,146,553
		5,990,415
Construction & Engineering 2.3%
Fluor Corp.	68,925	3,104,382
Tutor Perini Corp.* (a)	163,475	2,955,628
		6,060,010
Electrical Equipment 2.4%
General Cable Corp.* (a)	96,575	2,841,237
Hubbell, Inc. "B"	70,675	3,342,927
		6,184,164
Industrial Conglomerates 1.3%
McDermott International, Inc.*	137,700	3,306,177
Machinery 2.5%
Crane Co.	109,675	3,358,248
Joy Global, Inc.	59,250	3,056,708
		6,414,956
Road & Rail 1.3%
Genesee & Wyoming, Inc. "A"*	102,000	3,329,280
	Shares	Value ($)

Trading Companies & Distributors 1.4%
Textainer Group Holdings Ltd. (a)	211,250	3,570,125
Information Technology 15.6%
Communications Equipment 2.5%
Arris Group, Inc.*	302,275	3,455,003
CommScope, Inc.* (a)	114,200	3,029,726
		6,484,729
Computers & Peripherals 1.4%
Synaptics, Inc.* (a)	118,425	3,629,726
Electronic Equipment, Instruments & Components 2.8%
Anixter International, Inc.* (a)	73,025	3,439,478
Jabil Circuit, Inc.	223,725	3,886,103
		7,325,581
Internet Software & Services 1.3%
VeriSign, Inc.*	132,450	3,210,588
IT Services 2.6%
Alliance Data Systems Corp.* (a)	55,175	3,563,753
Amdocs Ltd.*	111,450	3,179,669
		6,743,422
Semiconductors & Semiconductor Equipment 1.3%
Microsemi Corp.*	191,000	3,390,250
Software 3.7%
Jack Henry & Associates, Inc.	133,375	3,083,630
Net 1 UEPS Technologies, Inc.*	170,955	3,319,946
Synopsys, Inc.*	138,575	3,087,451
		9,491,027
Materials 6.3%
Chemicals 2.6%
CF Industries Holdings, Inc.	36,450	3,308,931
Lubrizol Corp.	45,275	3,302,811
		6,611,742
Containers & Packaging 1.2%
Owens-Illinois, Inc.*	98,125	3,225,369
	Shares	Value ($)

Metals & Mining 2.5%
Coeur d'Alene Mines Corp.* (a)	150,025	2,709,452
Reliance Steel & Aluminum Co.	84,150	3,636,963
		6,346,415
Telecommunication Services 1.3%
Diversified Telecommunication Services
Windstream Corp. (a)	313,075	3,440,694
Utilities 6.7%
Electric Utilities 2.6%
IDACORP, Inc.	108,000	3,450,600
NV Energy, Inc.	270,300	3,346,314
		6,796,914
Gas Utilities 1.5%
ONEOK, Inc.	84,750	3,777,308
Multi-Utilities 2.6%
Ameren Corp.	127,300	3,558,035
Integrys Energy Group, Inc. (a)	77,900	3,271,021
		6,829,056
Total Common Stocks (Cost $215,319,535)		257,432,985

Securities Lending Collateral 27.9%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $72,083,202)	72,083,202	72,083,202

Cash Equivalents 0.4%
Central Cash Management Fund, 0.14% (b) (Cost $1,078,871)	1,078,871	1,078,871
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $288,481,608)+	128.0	330,595,058
Other Assets and Liabilities, Net	(28.0)	(72,342,286)
Net Assets	100.0	258,252,772

* Non-income producing security.

+ The cost for federal income tax purposes was $289,523,931. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $41,071,127. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,558,937 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,487,810.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $69,467,695, which is 26.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 257,432,985	$ —	$ —	$ 257,432,985
Short-Term Investments (d)	73,162,073	—	—	73,162,073
Total	$ 330,595,058	$ —	$ —	$ 330,595,058

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $215,319,535) — including $69,467,695 of securities loaned	$ 257,432,985
Investment in Daily Assets Fund Institutional (cost $72,083,202)*	72,083,202
Investment in Central Cash Management Fund (cost $1,078,871)	1,078,871
Total investments, at value (cost $288,481,608)	330,595,058
Cash	80
Receivable for Portfolio shares sold	68,484
Dividends receivable	270,024
Interest receivable	53,231
Other assets	5,103
Total assets	330,991,980
Liabilities
Payable upon return of securities loaned	72,083,202
Payable for Portfolio shares redeemed	369,484
Accrued management fee	154,557
Accrued expenses and payables	131,965
Total liabilities	72,739,208
Net assets, at value	$ 258,252,772
Net Assets Consist of:
Undistributed net investment income	3,095,726
Net unrealized appreciation (depreciation) on investments	42,113,450
Accumulated net realized gain (loss)	(135,273,593)
Paid-in capital	348,317,189
Net assets, at value	$ 258,252,772
Class A Net Asset Value, offering and redemption price per share ($234,756,538 ÷ 23,383,684 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.04
Class B Net Asset Value, offering and redemption price per share ($23,496,234 ÷ 2,341,698 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.03

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends	$ 5,744,828
Income distributions — affiliated cash management vehicles	26,745
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	426,881
Total Income	6,198,454
Expenses: Management fee	1,488,279
Administration service fee	229,045
Distribution service fee (Class B)	57,670
Record keeping fees (Class B)	22,788
Services to shareholders	6,737
Professional fees	63,514
Trustees' fees and expenses	6,492
Reports to shareholders	6,939
Custodian fee and other	5,197
Total expenses	1,886,661
Net investment income (loss)	4,311,793
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(70,996,729)
Payments by affiliates (see Note H)	9,887
(70,986,842)
Change in net unrealized appreciation (depreciation) on: Investments	125,626,261
Foreign currency	320
125,626,581
Net gain (loss)	54,639,739
Net increase (decrease) in net assets resulting from operations	$ 58,951,532

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 4,311,793	$ 4,294,923
Net realized gain (loss)	(70,986,842)	(64,286,752)
Change in net unrealized appreciation (depreciation)	125,626,581	(96,935,623)
Net increase (decrease) in net assets resulting from operations	58,951,532	(156,927,452)
Distributions to shareholders from: Net investment income: Class A	(4,046,857)	(6,363,604)
Class B	(395,321)	(427,114)
Distributions to shareholders from: Net realized gains: Class A	—	(155,713,279)
Class B	—	(13,714,537)
Total distributions	(4,442,178)	(176,218,534)
Portfolio share transactions: Class A Proceeds from shares sold	23,798,898	37,425,632
Reinvestment of distributions	4,046,857	162,076,883
Cost of shares redeemed	(65,465,868)	(139,030,105)
Net increase (decrease) in net assets from Class A share transactions	(37,620,113)	60,472,410
Class B Proceeds from shares sold	3,195,894	14,371,044
Reinvestment of distributions	395,321	14,141,651
Cost of shares redeemed	(9,987,772)	(9,977,946)
Net increase (decrease) in net assets from Class B share transactions	(6,396,557)	18,534,749
Increase (decrease) in net assets	10,492,684	(254,138,827)
Net assets at beginning of period	247,760,088	501,898,915
Net assets at end of period (including undistributed net investment income of $3,095,726 and $4,324,008, respectively)	$ 258,252,772	$ 247,760,088
Other Information
Class A Shares outstanding at beginning of period	28,178,465	23,283,418
Shares sold	2,960,168	3,355,802
Shares issued to shareholders in reinvestment of distributions	624,515	15,105,022
Shares redeemed	(8,379,464)	(13,565,777)
Net increase (decrease) in Class A shares	(4,794,781)	4,895,047
Shares outstanding at end of period	23,383,684	28,178,465
Class B Shares outstanding at beginning of period	3,073,371	1,669,556
Shares sold	387,629	1,078,541
Shares issued to shareholders in reinvestment of distributions	60,912	1,315,502
Shares redeemed	(1,180,214)	(990,228)
Net increase (decrease) in Class B shares	(731,673)	1,403,815
Shares outstanding at end of period	2,341,698	3,073,371

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.93	$ 20.12	$ 22.93	$ 19.98	$ 20.05
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.13	.18	.15	.19
Net realized and unrealized gain (loss)	2.11	(4.92)	.54	4.69	1.67
Total from investment operations	2.27	(4.79)	.72	4.84	1.86
Less distributions from: Net investment income	(.16)	(.29)	(.23)	(.18)	(.15)
Net realized gains	—	(7.11)	(3.30)	(1.71)	(1.78)
Total distributions	(.16)	(7.40)	(3.53)	(1.89)	(1.93)
Net asset value, end of period	$ 10.04	$ 7.93	$ 20.12	$ 22.93	$ 19.98
Total Return (%)	29.70	(33.42)[b]	3.06	25.06	10.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	235	223	468	562	493
Ratio of expenses before expense reductions (%)	.79	.83	.78	.79	.79
Ratio of expenses after expense reductions (%)	.79	.82	.78	.79	.79
Ratio of net investment income (%)	1.92	1.13	.85	.71	.96
Portfolio turnover rate (%)	72	49	110	52	61
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.92	$ 20.08	$ 22.88	$ 19.93	$ 20.01
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.09	.10	.07	.11
Net realized and unrealized gain (loss)	2.12	(4.92)	.54	4.67	1.66
Total from investment operations	2.25	(4.83)	.64	4.74	1.77
Less distributions from: Net investment income	(.14)	(.22)	(.14)	(.08)	(.07)
Net realized gains	—	(7.11)	(3.30)	(1.71)	(1.78)
Total distributions	(.14)	(7.33)	(3.44)	(1.79)	(1.85)
Net asset value, end of period	$ 10.03	$ 7.92	$ 20.08	$ 22.88	$ 19.93
Total Return (%)	29.28	(33.67)[b]	2.67	24.59	9.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	24	34	90	83
Ratio of expenses before expense reductions (%)	1.14	1.18	1.16	1.17	1.19
Ratio of expenses after expense reductions (%)	1.14	1.17	1.16	1.17	1.19
Ratio of net investment income (%)	1.57	.78	.47	.33	.56
Portfolio turnover rate (%)	72	49	110	52	61
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2009

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 1.42% and 1.77% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP
[] DWS Global Thematic VIP — Class A [] MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$14,382	$7,988	$12,780	$13,031
	Average annual total return	43.82%	-7.22%	5.03%	2.68%
MSCI World Index	Growth of $10,000	$12,999	$8,403	$11,046	$9,759
	Average annual total return	29.99%	-5.63%	2.01%	-.24%
DWS Global Thematic VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$14,323	$7,903	$12,551	$16,609
	Average annual total return	43.23%	-7.55%	4.65%	7.00%
MSCI World Index	Growth of $10,000	$12,999	$8,403	$11,046	$14,820
	Average annual total return	29.99%	-5.63%	2.01%	5.39%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,244.70	$ 1,242.50
Expenses Paid per $1,000*	$ 5.88	$ 7.86
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,019.96	$ 1,018.20
Expenses Paid per $1,000*	$ 5.30	$ 7.07

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.04%	1.39%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Global Thematic VIP

DWS Global Thematic VIP delivered an outstanding performance in 2009, returning 43.82% (Class A shares) and soundly outpacing the 29.99% return of its benchmark, the MSCI World Index. The Portfolio's five-year average annual return of 5.03% also compares favorably with the 2.01% gain for the benchmark, while the three-year return of -7.22% trailed the -5.63% return of the benchmark in the same interval.

We strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that should benefit as these themes unfold.

All but one of the Portfolio's 13 themes contributed to its performance during the past year. Our strongest themes were Distressed Companies, which seeks companies that are priced at low valuations due to unwarranted pessimism or short-term misperceptions of risk, and Asymmetric Negotiators, where we look for companies whose access to raw materials enables them to conduct one-sided price negotiations with buyers.1 As such, the latter theme invests in energy and natural resources companies — two groups that outpaced the broader market. Also delivering stellar performance were Large Units, which invests in companies that are benefiting from the growth of middle classes and consumerism in emerging-markets countries, and Global Agribusiness, where we seek companies that stand to benefit from the rapidly changing dietary needs of a growing global population.

While the end of the calendar year inevitably brings a litany of "What's next?" articles in the financial media, we will — as always — remain focused on our longer-term themes. We will leave it to others to predict the direction of global growth trends, as we don't presume to understand the many twists and turns of human behavior that shape the world economy. As we have discussed in the past, we believe it is a better idea to focus on our longer-term themes, which we research well and whose validity is independent of economic cycles. While past performance is no guarantee of future results, of course, we believe the Portfolio's substantial outperformance in the past five years — a time marked by both bull and bear markets — helps illustrate the effectiveness of our approach.

Oliver Kratz
Portfolio Manager

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees of expenses. It is not possible to invest directly into an index.

1 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	95%	95%
Participatory Notes	2%	1%
Exchange-Traded Funds	2%	2%
Cash Equivalents	1%	1%
Preferred Stocks	—	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Financials	23%	16%
Health Care	14%	18%
Industrials	14%	16%
Consumer Staples	11%	13%
Information Technology	11%	6%
Energy	9%	11%
Consumer Discretionary	8%	8%
Telecommunication Services	6%	5%
Materials	2%	7%
Utilities	2%	—
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

United States	44%	40%
Continental Europe	23%	24%
Japan	9%	5%
United Kingdom	7%	5%
Asia (excluding Japan)	5%	11%
Latin America	5%	9%
Middle East	3%	2%
Africa	2%	—
Bermuda	1%	1%
Canada	—	2%
Other	1%	1%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 124. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 94.7%
Australia 0.6%
IOOF Holdings Ltd.	22,700	122,580
Telstra Corp., Ltd.	101,000	309,521
(Cost $372,284)		432,101
Austria 2.8%
Erste Group Bank AG	39,146	1,451,027
Raiffeisen International Bank-Holding AG	9,030	511,113
(Cost $2,109,366)		1,962,140
Belgium 1.0%
Anheuser-Busch InBev NV	8,387	433,307
Belgacom SA	7,000	252,489
(Cost $533,254)		685,796
Bermuda 0.7%
Lazard Ltd. "A" (Cost $368,733)	13,000	493,610
Brazil 2.6%
Cielo SA	23,300	203,074
Santos Brasil Participacoes SA (Units)*	102,100	1,023,585
SLC Agricola SA	66,300	620,251
(Cost $1,927,650)		1,846,910
Canada 0.2%
Agrium, Inc. (Cost $120,063)	2,200	135,300
Cayman Islands 0.1%
Herbalife Ltd. (Cost $105,884)	2,600	105,482
China 0.4%
China Railway Construction Corp., Ltd. "H"	17,500	22,458
Renhe Commercial Holdings	1,192,000	268,809
(Cost $304,843)		291,267
Egypt 1.0%
Egyptian Financial Group-Hermes Holding (GDR) 144A	45,800	421,360
Orascom Telecom Holding SAE (GDR) REG S	11,400	258,113
(Cost $702,774)		679,473
France 0.5%
Total SA (Cost $275,609)	5,466	350,270
Germany 6.2%
Commerzbank AG* (a)	26,400	221,344
Daimler AG (Registered)	14,700	785,377
Deutsche Lufthansa AG (Registered)	66,200	1,111,399
Deutsche Telekom AG (Registered)	57,400	847,741
E.ON AG	26,500	1,106,313
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,100	327,363
(Cost $3,717,075)		4,399,537
Greece 0.2%
Alpha Bank AE* (Cost $114,427)	10,000	115,689
Hong Kong 0.7%
Hongkong & Shanghai Hotels Ltd.	272,182	399,182
Vinda International Holdings Ltd. (b)	169,000	119,427
(Cost $401,888)		518,609
	Shares	Value ($)

India 0.2%
Bharat Electronics Ltd. (Cost $118,561)	4,138	172,777
Ireland 0.3%
Governor & Co. of the Bank of Ireland* (Cost $314,421)	120,100	224,151
Israel 2.0%
Bezeq Israeli Telecommunication Corp., Ltd.	261,812	659,206
Teva Pharmaceutical Industries Ltd. (ADR)	13,000	730,340
(Cost $1,160,797)		1,389,546
Italy 0.4%
Telecom Italia SpA (Cost $272,603)	183,200	284,132
Japan 9.1%
Chuo Mitsui Trust Holdings, Inc.	139,000	463,920
Dentsu, Inc.	15,000	345,208
Hitachi Ltd.*	257,000	787,145
Japan Tobacco, Inc.	177	597,226
Mitsubishi Corp.	34,000	845,337
Mitsubishi UFJ Financial Group, Inc.	157,600	771,639
Mitsui & Co., Ltd.	25,200	356,759
Mizuho Financial Group, Inc.	187,200	334,961
Mizuho Financial Group, Inc. (ADR)	32,300	114,988
Nomura Holdings, Inc.	106,000	781,174
Sumitomo Mitsui Financial Group, Inc.	11,000	313,606
Toyota Motor Corp.	17,800	747,882
(Cost $6,238,719)		6,459,845
Kazakhstan 0.6%
Kazakhstan Kagazy PLC (GDR) 144A*	181,200	48,924
KazMunaiGas Exploration Production (GDR)	14,050	349,845
(Cost $1,253,574)		398,769
Korea 2.0%
Doosan Heavy Industries & Construction Co., Ltd.*	6,844	473,841
KT&G Corp.	11,639	643,136
NHN Corp.*	300	49,538
Samsung SDI Co., Ltd.*	2,275	288,076
(Cost $1,357,855)		1,454,591
Luxembourg 0.7%
ArcelorMittal	9,402	426,427
Gagfah SA	11,325	103,538
(Cost $301,181)		529,965
Malaysia 0.3%
AMMB Holdings Bhd. (Cost $94,773)	143,000	208,036
Mexico 1.5%
America Movil SAB de CV "L" (ADR)	12,000	563,760
Banco Compartamos SA de CV	200	1,032
Grupo Televisa SA (ADR)	23,900	496,164
(Cost $1,078,940)		1,060,956
	Shares	Value ($)

Netherlands 2.4%
QIAGEN NV* (a)	34,800	777,370
Royal Dutch Shell PLC "A"	19,721	595,430
Wolters Kluwer NV	15,100	330,964
(Cost $1,366,890)		1,703,764
Panama 1.1%
Copa Holdings SA "A" (Cost $519,523)	14,450	787,092
Russia 3.0%
Far Eastern Shipping Co.*	689,000	251,485
LUKOIL (ADR)	6,500	364,096
Rosneft Oil Co. (GDR)	57,300	492,780
Sberbank	376,447	1,052,831
(Cost $2,505,774)		2,161,192
Singapore 0.1%
Food Empire Holdings Ltd. (Cost $183,526)	371,000	86,496
South Africa 0.4%
Murray & Roberts Holdings Ltd. (Cost $293,806)	41,059	256,553
Spain 0.5%
Grifols SA (Cost $341,451)	21,917	381,916
Switzerland 3.8%
Nestle SA (Registered)	19,030	924,531
Roche Holding AG (Genusschein)	5,085	865,041
UBS AG (Registered)* (c)	24,191	371,620
UBS AG (Registered)* (c)	35,200	545,952
(Cost $2,249,989)		2,707,144
Thailand 0.9%
Bangkok Bank PCL (Foreign Registered)	79,600	278,295
Kasikornbank PCL (Foreign Registered)	94,500	246,122
Seamico Securities PCL (Foreign Registered)	1,403,300	80,814
(Cost $627,272)		605,231
Turkey 0.0%
Akbank TAS (Cost $26,255)	4,500	28,463
United Kingdom 6.4%
Aberdeen Asset Management PLC	197,992	427,856
BAE Systems PLC	153,955	887,216
Diageo PLC	26,660	464,934
G4S PLC	131,452	549,376
GlaxoSmithKline PLC	51,713	1,095,445
Imperial Tobacco Group PLC	26,749	843,000
Rio Tinto PLC	5,494	296,107
(Cost $3,731,466)		4,563,934
United States 42.0%
Affiliated Managers Group, Inc.*	5,700	383,895
Apache Corp.	4,500	464,265
Ashland, Inc.	2,200	87,164
Bank of America Corp.	52,700	793,662
Berkshire Hathaway, Inc. "A"*	7	694,400
Boston Scientific Corp.*	41,000	369,000
Cisco Systems, Inc.*	30,900	739,746
Citigroup, Inc.	158,300	523,973
ConocoPhillips	7,100	362,597
Devon Energy Corp.	7,500	551,250
Emdeon, Inc. "A"*	4,700	71,675
ExxonMobil Corp.	21,300	1,452,447
	Shares	Value ($)

FLIR Systems, Inc.* (a)	16,700	546,424
General Electric Co.	111,900	1,693,047
Harris Corp.	9,000	427,950
Hess Corp.	8,500	514,250
Hewlett-Packard Co.	42,600	2,194,326
Illumina, Inc.* (a)	12,300	376,995
Intel Corp.	23,400	477,360
International Business Machines Corp.	5,725	749,402
Johnson & Johnson	9,900	637,659
JPMorgan Chase & Co.	13,000	541,710
Kroger Co.	16,000	328,480
Laboratory Corp. of America Holdings*	14,400	1,077,696
Lear Corp.*	3,400	229,976
Legg Mason, Inc.	8,100	244,296
Life Technologies Corp.*	19,200	1,002,816
McDonald's Corp.	27,400	1,710,856
McGraw-Hill Companies, Inc.	10,100	338,451
Monsanto Co.	7,750	633,563
Moody's Corp. (a)	13,100	351,080
Morgan Stanley	12,200	361,120
Motorola, Inc.*	57,900	449,304
Myriad Genetics, Inc.*	30,100	785,610
Pfizer, Inc.	58,775	1,069,117
Procter & Gamble Co.	17,500	1,061,025
Psychiatric Solutions, Inc.*	19,500	412,230
Qwest Communications International, Inc.	99,800	420,158
Safeway, Inc.	16,600	353,414
SAIC, Inc.*	19,600	371,224
Schlumberger Ltd.	5,600	364,504
Sprint Nextel Corp.*	162,700	595,482
The NASDAQ OMX Group, Inc.*	61,200	1,212,984
Wal-Mart Stores, Inc.	16,000	855,200
Wells Fargo & Co.	15,400	415,646
Williams Companies, Inc.	27,900	588,132
(Cost $26,579,305)		29,885,561
Total Common Stocks (Cost $61,670,531)		67,366,298

Participatory Notes 1.7%
Egypt 0.1%
Commercial International Bank (issuer Merrill Lynch International & Co.), Expiration Date 5/9/2011* (Cost $36,225)	4,336	42,852
Nigeria 0.2%
First Bank of Nigeria (issuer HSBC Bank PLC), 144A, Expiration Date 11/15/2010* (Cost $177,455)	1,853,200	174,201
Qatar 0.3%
Doha Bank QSC (issuer Merrill Lynch International & Co.), Expiration Date 5/24/2010*	5,945	74,641
Qatar Electricity & Water Co. (issuer Merrill Lynch International & Co.), Expiration Date 5/24/2010*	1,373	37,588
Qatar National Bank (issuer Merrill Lynch International & Co.), Expiration Date 7/26/2010*	1,945	78,752
(Cost $180,398)		190,981
	Shares	Value ($)

Saudi Arabia 1.0%
Riyad Bank (issuer HSBC Bank PLC), Expiration Date 6/11/2012	11,300	81,042
Samba Financial Group (issuer HSBC Bank PLC), Expiration Date 4/30/2012	5,800	78,091
Saudi Basic Industrial Corp. (issuer HSBC Bank PLC), Expiration Date 3/26/2012*	24,000	527,895
Saudi Telecom Co. (issuer HSBC Bank PLC), Expiration Date 5/21/2012	5,200	61,140
(Cost $696,728)		748,168
United Arab Emirates 0.1%
National Bank of Abu Dhabi (issuer Merrill Lynch International & Co.), Expiration Date 1/12/2010* (Cost $35,392)	13,696	44,336
Total Participatory Notes (Cost $1,126,198)		1,200,538

Exchange-Traded Fund 1.5%
United States
iShares Nasdaq Biotechnology Index Fund* (a) (Cost $927,255)	13,450	1,101,152
	Shares	Value ($)

Call Options Purchased 0.0%
United States
General Electric Co., Expiration Date 1/16/2010, Strike Price $30.0 (Cost $212,772)	510	510

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional, 0.17% (d) (e) (Cost $2,663,800)	2,663,800	2,663,800

Cash Equivalents 1.4%
Central Cash Management Fund, 0.14% (d) (Cost $979,079)	979,079	979,079
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $67,579,635)+	103.0	73,311,377
Other Assets and Liabilities, Net	(3.0)	(2,137,730)
Net Assets	100.0	71,173,647

* Non-income producing security.

+ The cost for federal income tax purposes was $68,231,175. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $5,080,202. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,727,497 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,647,295.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $2,567,851, which is 3.6% of net assets.

(b) Security is listed in country of domicile. Significant business activities of company are in China.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 432,101	$ —	$ 432,101
Austria	—	1,962,140	—	1,962,140
Belgium	—	685,796	—	685,796
Bermuda	493,610	—	—	493,610
Brazil	1,846,910	—	—	1,846,910
Canada	135,300	—	—	135,300
Cayman Islands	105,482	—	—	105,482
China	—	291,267	—	291,267
Egypt	—	679,473	—	679,473
France	—	350,270	—	350,270
Germany	—	4,399,537	—	4,399,537
Greece	—	115,689	—	115,689
Hong Kong	—	518,609	—	518,609
India	—	172,777	—	172,777
Ireland	—	224,151	—	224,151
Israel	730,340	659,206	—	1,389,546
Italy	—	284,132	—	284,132
Japan	114,988	6,344,857	—	6,459,845
Kazakhstan	—	398,769	—	398,769
Korea	—	1,454,591	—	1,454,591
Luxembourg	—	529,965	—	529,965
Malaysia	—	208,036	—	208,036
Mexico	1,060,956	—	—	1,060,956
Netherlands	—	1,703,764	—	1,703,764
Panama	787,092	—	—	787,092
Russia	—	2,161,192	—	2,161,192
Singapore	—	86,496	—	86,496
South Africa	—	256,553	—	256,553
Spain	—	381,916	—	381,916
Switzerland	545,952	2,161,192	—	2,707,144
Thailand	—	605,231	—	605,231
Turkey	—	28,463	—	28,463
United Kingdom	—	4,563,934	—	4,563,934
United States	29,885,561	—	—	29,885,561
Participatory Notes (f)	—	1,200,538	—	1,200,538
Exchange-Traded Fund	1,101,152	—	—	1,101,152
Short-Term Investments (f)	3,642,879	—	—	3,642,879
Derivatives (g)	510	—	—	510
Total	$ 40,450,732	$ 32,860,645	$ —	$ 73,311,377

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include value of options purchased.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining the value:

Level 3 Reconciliation	Common Stocks and/or Other Equity Investments
Hong Kong
Balance as of December 31, 2008	$ 344,346
Realized gains (loss)	(409,241)
Change in unrealized appreciation (depreciation)	824,886
Amortization premium/discount	—
Net purchases (sales)	(759,991)
Net transfers in (out) of Level 3	—
Balance as of December 31, 2009	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ —

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $63,936,756) — including $2,567,851 of securities loaned	$ 69,668,498
Investment in Daily Assets Fund Institutional (cost $2,663,800)*	2,663,800
Investment in Central Cash Management Fund (cost $979,079)	979,079
Total investments, at value (cost $67,579,635)	73,311,377
Foreign currency, at value (cost $24,431)	24,481
Receivable for investments sold	2,107,754
Receivable for Portfolio shares sold	45,093
Dividends receivable	46,272
Interest receivable	1,603
Foreign taxes recoverable	23,491
Other assets	1,389
Total assets	75,561,460
Liabilities
Payable upon return of securities loaned	2,663,800
Payable for investments purchased	1,253,723
Payable for Portfolio shares redeemed	246,896
Deferred foreign taxes payable	11,154
Accrued management fee	61,788
Accrued expenses and payables	150,452
Total liabilities	4,387,813
Net assets, at value	$ 71,173,647
Net Assets Consist of
Undistributed net investment income	607,015
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $11,154)	5,720,588
Foreign currency	315
Accumulated net realized gain (loss)	(60,882,309)
Paid-in capital	125,728,038
Net assets, at value	$ 71,173,647
Class A Net Asset Value, offering and redemption price per share ($66,081,636 ÷ 8,018,621 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.24
Class B Net Asset Value, offering and redemption price per share ($5,092,011 ÷ 617,302 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.25

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $85,909)	$ 1,356,735
Interest (net of foreign taxes withheld of $18)	222
Income distributions — affiliated cash management vehicles	5,083
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	45,079
Total Income	1,407,119
Expenses: Management fee	567,449
Administration fee	62,016
Services to shareholders	2,547
Custodian fees	115,942
Distribution service fee (Class B)	10,871
Record keeping fees (Class B)	4,304
Legal fees	6,390
Audit and tax fees	60,717
Trustees' fees and expenses	3,292
Reports to shareholders	23,155
Other	14,776
Total expenses before expense reductions	871,459
Expense reductions	(213,087)
Total expenses after expense reductions	658,372
Net investment income (loss)	748,747
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $53,765)	(3,165,881)
Foreign currency	(53,025)
(3,218,906)
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $11,154)	24,607,404
Foreign currency	2,870
24,610,274
Net gain (loss)	21,391,368
Net increase (decrease) in net assets resulting from operations	$ 22,140,115

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 748,747	$ 1,279,245
Net realized gain (loss)	(3,218,906)	(55,764,112)
Change in net unrealized appreciation (depreciation)	24,610,274	(16,923,110)
Net increase (decrease) in net assets resulting from operations	22,140,115	(71,407,977)
Distributions to shareholders from: Net investment income: Class A	(911,359)	(1,766,760)
Class B	(54,811)	(79,972)
Net realized gains: Class A	—	(36,684,662)
Class B	—	(2,286,851)
Total distributions	(966,170)	(40,818,245)
Portfolio share transactions: Class A Proceeds from shares sold	5,051,406	9,403,619
Reinvestment of distributions	911,359	38,451,422
Cost of shares redeemed	(18,301,405)	(34,733,222)
Net increase (decrease) in net assets from Class A share transactions	(12,338,640)	13,121,819
Class B Proceeds from shares sold	438,509	925,746
Reinvestment of distributions	54,811	2,366,823
Cost of shares redeemed	(1,021,786)	(2,548,724)
Net increase (decrease) in net assets from Class B share transactions	(528,466)	743,845
Increase (decrease) in net assets	8,306,839	(98,360,558)
Net assets at beginning of period	62,866,808	161,227,366
Net assets at end of period (including undistributed net investment income of $607,015 and $932,658, respectively)	$ 71,173,647	$ 62,866,808
Other Information
Class A Shares outstanding at beginning of period	10,056,541	9,660,413
Shares sold	725,805	875,157
Shares issued to shareholders in reinvestment of distributions	174,256	3,769,747
Shares redeemed	(2,937,981)	(4,248,776)
Net increase (decrease) in Class A shares	(2,037,920)	396,128
Shares outstanding at end of period	8,018,621	10,056,541
Class B Shares outstanding at beginning of period	702,064	632,933
Shares sold	66,888	95,557
Shares issued to shareholders in reinvestment of distributions	10,440	231,135
Shares redeemed	(162,090)	(257,561)
Net increase (decrease) in Class B shares	(84,762)	69,131
Shares outstanding at end of period	617,302	702,064

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.84	$ 15.66	$ 17.39	$ 14.44	$ 11.78
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.11	.14	.15[c]	.12
Net realized and unrealized gain (loss)	2.42	(5.83)	.88	4.02	2.58
Total from investment operations	2.50	(5.72)	1.02	4.17	2.70
Less distributions from: Net investment income	(.10)	(.19)	(.11)	(.09)	(.04)
Net realized gains	—	(3.91)	(2.64)	(1.13)	—
Total distributions	(.10)	(4.10)	(2.75)	(1.22)	(.04)
Net asset value, end of period	$ 8.24	$ 5.84	$ 15.66	$ 17.39	$ 14.44
Total Return (%)[b]	43.82	(47.75)	6.29	30.14[c]	22.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	59	151	143	85
Ratio of expenses before expense reductions (%)	1.38	1.47	1.44	1.38	1.41
Ratio of expenses after expense reductions (%)	1.04	1.09	1.11	1.04	1.28
Ratio of net investment income (%)	1.23	1.09	.82	.92[c]	.98
Portfolio turnover rate (%)	190	229	191	136	95

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.85	$ 15.66	$ 17.38	$ 14.43	$ 11.78
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.07	.07	.09[c]	.07
Net realized and unrealized gain (loss)	2.42	(5.83)	.90	4.02	2.58
Total from investment operations	2.48	(5.76)	.97	4.11	2.65
Less distributions from: Net investment income	(.08)	(.14)	(.05)	(.03)	—
Net realized gains	—	(3.91)	(2.64)	(1.13)	—
Total distributions	(.08)	(4.05)	(2.69)	(1.16)	—
Net asset value, end of period	$ 8.25	$ 5.85	$ 15.66	$ 17.38	$ 14.43
Total Return (%)[b]	43.23	(47.87)	5.84	29.65[c]	22.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	10	25	20
Ratio of expenses before expense reductions (%)	1.73	1.82	1.81	1.76	1.79
Ratio of expenses after expense reductions (%)	1.39	1.45	1.47	1.43	1.65
Ratio of net investment income (%)	.88	.73	.46	.53[c]	.61
Portfolio turnover rate (%)	190	229	191	136	95

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.

Performance Summary December 31, 2009

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.63% and 0.98% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

The guarantee on US Government Guaranteed Securities relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 3-year, 5-year, and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Barclays Capital GNMA Index

The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,808	$12,016	$12,838	$17,548
	Average annual total return	8.08%	6.31%	5.12%	5.78%
Barclays Capital GNMA Index	Growth of $10,000	$10,537	$12,160	$13,127	$18,414
	Average annual total return	5.37%	6.74%	5.59%	6.30%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,770	$11,877	$12,598	$13,753
	Average annual total return	7.70%	5.90%	4.73%	4.34%
Barclays Capital GNMA Index	Growth of $10,000	$10,537	$12,160	$13,127	$14,676
	Average annual total return	5.37%	6.74%	5.59%	5.25%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,036.50	$ 1,034.10
Expenses Paid per $1,000*	$ 2.87	$ 4.67
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,022.38	$ 1,020.62
Expenses Paid per $1,000*	$ 2.85	$ 4.63

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.56%	.91%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Government & Agency Securities VIP

Just prior to the 12-month period, the US Federal Reserve Board (the Fed) cut the benchmark federal funds rate to basically zero as it sought to provide market participants with liquidity, and Treasury yields fell dramatically.1 As 2009 progressed, there was a strong flow of assets into beaten-down credit-sensitive sectors, as investors sought alternatives to historically low yields available on cash and other low-risk alternatives. Increasing optimism about economic recovery also contributed to the shift in investor preferences away from Treasuries and toward credit sectors. Corporations took advantage of improved liquidity and low interest rates to issue a large volume of bonds. Within corporates, financial issues did especially well as the largest banks were able to raise capital and return TARP funds to the government.2 Troubled commercial mortgage-backed securities (CMBS) and asset-backed securities experienced especially sharp rallies during the year.3 The government continued to support the residential mortgage market, and mortgage-backed securities provided positive returns despite concerns over rising delinquencies.

During the 12-month period ended December 31, 2009, the Portfolio provided a total return of 8.08% (Class A shares, unadjusted for contract charges), compared with the 5.37% return of its benchmark, the Barclays Capital GNMA Index.

As the mortgage market benefited from the Fed's ongoing purchases of new mortgage issuance, our overall focus on generating income by holding bonds with higher interest rates and steady cash flows was the principal contributor to performance. Holdings of interest-only securities benefited as prepayments remained low. We have also underweighted lower-yielding 15-year mortgages in favor of higher-yielding 30-year mortgages and this helped performance, as we were able to increase the income stream.4 While the return of principal is guaranteed with GNMA securities, rising defaults led to early prepayment of principal on some issues and a loss of income to the Portfolio. The Portfolio has added exposure to floating rate issues, which lagged fixed-rate issues during the period. We added these as a cushion against an eventual rise in interest rate levels, knowing that these issues will be much more difficult and expensive to obtain once interest rates have begun to show a sustained upward trend. While we expect the Fed to remain on hold with its zero interest rate policy for the near-to-intermediate term, with mortgage rates at around 4.5%, we continue to look at floaters and other ways to position the Portfolio ahead of the eventual rise in interest rates.

William Chepolis, CFA
Matthew F. MacDonald, CFA
Co-Managers

The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

2 The Troubled Asset Relief Program (TARP) is a government program created for the establishment and management of a Treasury fund, in an attempt to curb the ongoing financial crisis of 2007-2008. The TARP gives the US Treasury purchasing power of $700 billion to buy up mortgage-backed securities (MBS) from institutions across the country, in an attempt to create liquidity and unseize the money markets.

3 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property. Asset-backed securities (ABS) are secured by assets.

4 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/09	12/31/08

Mortgage-Backed Securities Pass-Throughs	70%	65%
Collateralized Mortgage Obligation	16%	17%
Government & Agency Obligations	10%	14%
Cash Equivalents	4%	4%
	100%	100%
Quality	12/31/09	12/31/08

US Government and Agencies	96%	92%
AAA*	4%	6%
Not Rated	—	2%
	100%	100%

* Includes cash equivalents.

Interest Rate Sensitivity	12/31/09	12/31/08

Effective Maturity	5.7 years	3.4 years
Average Duration	4.6 years	1.0 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 138. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 79.6%
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	35,337	36,753
5.5%, 2/1/2017	28,805	30,691
6.0%, 12/1/2035 (a)	8,000,000	8,480,000
7.0%, with various maturities from 6/1/2032 until 8/1/2035	501,739	544,929
8.5%, 7/1/2030	2,016	2,264
Federal National Mortgage Association:
5.0%, 10/1/2033	492,013	506,715
7.0%, 9/1/2013	307	326
8.0%, 12/1/2024	10,188	11,253
Government National Mortgage Association:
4.5%, 1/1/2039 (a)	2,000,000	2,001,875
5.0%, with various maturities from 12/15/2032 until 11/15/2039 (a)	33,305,471	34,454,118
5.5%, with various maturities from 10/15/2032 until 11/20/2039 (a)	51,235,225	54,062,204
6.0%, with various maturities from 4/15/2013 until 2/15/2039	21,786,354	23,626,241
6.5%, with various maturities from 3/15/2014 until 2/15/2039	7,391,748	7,863,778
7.0%, with various maturities from 10/15/2026 until 2/20/2039	5,897,423	6,396,131
7.5%, with various maturities from 4/15/2026 until 1/15/2037	1,501,481	1,647,477
9.5%, with various maturities from 7/15/2016 until 12/15/2022	45,974	51,558
10.0%, with various maturities from 2/15/2016 until 3/15/2016	13,312	15,139
Total Mortgage-Backed Securities Pass-Throughs (Cost $134,700,172)		139,731,452

Collateralized Mortgage Obligations 17.5%
Fannie Mae Whole Loan, "1AF1", Series 2007-W1, 0.491%*, 11/25/2046	2,931,914	2,939,347
Federal Home Loan Mortgage Corp.:
"AF", Series 2892, 0.533%*, 5/15/2021	527,667	528,938
"FO", Series 2418, 1.133%*, 2/15/2032	647,381	657,706
"FA", Series 2419, 1.233%*, 2/15/2032	602,825	611,516
"FA", Series 2436, 1.233%*, 3/15/2032	651,497	660,267
"ST", Series 2411, Interest Only, 8.517%**, 6/15/2021	3,220,987	410,030
Federal National Mortgage Association:
"FA", Series G92-53, 1.0%*, 9/25/2022	1,511,706	1,510,712
"OF", Series 2001-60, 1.181%*, 10/25/2031	288,600	293,119
"FB", Series 2002-30, 1.231%*, 8/25/2031	630,825	641,026
"FG", Series 2002-66, 1.231%*, 9/25/2032	979,392	992,773
"25", Series 351, Interest Only, 4.5%, 5/1/2019	680,784	79,956
	Principal Amount ($)	Value ($)

"ZA", Series 2008-29, 4.5%, 4/25/2038	811,331	731,455
"20", Series 334, Interest Only, 5.0%, 3/1/2018	512,468	57,752
"21", Series 334, Interest Only, 5.0%, 3/1/2018	339,624	45,037
''23", Series 339, Interest Only, 5.0%, 7/1/2018	708,768	92,869
"ZA", Series 2008-24, 5.0%, 4/25/2038	572,908	539,356
"BP", Series 2005-96, 5.9%, 2/25/2015	1,827,237	1,937,631
"AN", Series 2007-108, 8.802%*, 11/25/2037	1,936,514	2,188,688
"SA", Series G92-57, IOette, 82.6%**, 10/25/2022	79,631	145,010
Government National Mortgage Association:
"FH", Series 1999-18, 0.483%*, 5/16/2029	2,422,481	2,405,057
"FE", Series 2003-57, 0.533%*, 3/16/2033	125,914	124,802
"FB", Series 2001-28, 0.733%*, 6/16/2031	574,148	575,499
"FI", Series 2009-H01, Interest Only, 1.801%**, 11/20/2059	2,001,152	135,301
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	509,957
"ZM", Series 2004-24, 5.0%, 4/20/2034	1,990,150	1,960,612
"PH", Series 2004-80, 5.0%, 7/20/2034	491,000	508,270
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	996,561
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,400,004	1,357,981
"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	1,035,207
"MZ", Series 2009-98, 5.0%, 10/16/2039	857,098	797,584
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	714,646	102,936
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	1,513,208	210,594
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	1,090,909	346,995
"ZA", Series 2006-7, 5.5%, 2/20/2036	2,097,990	2,167,755
"NZ", Series 2009-65, 5.5%, 8/20/2039	338,129	337,925
"KZ", Series 2009-78, 5.5%, 9/16/2039	310,227	311,903
"PH", Series 2002- 84, 6.0%, 11/16/2032	500,000	537,304
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	700,833	132,596
"SA", Series 2002-65, Interest Only, 6.017%**, 9/20/2032	3,520,444	357,454
"SF", Series 2002-63, Interest Only, 6.048%**, 9/16/2032	2,406,750	229,686
"SJ", Series 2004-22, Interest Only, 6.367%**, 4/20/2034	3,276,129	126,588
"SA", Series 2006-47, Interest Only, 6.568%**, 8/16/2036	487,313	51,286
	Principal Amount ($)	Value ($)

"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	1,060,888	234,571
"SA", Series 1999-30, Interest Only, 7.768%**, 4/16/2029	885,886	78,076
Total Collateralized Mortgage Obligations (Cost $28,555,966)		30,695,688

Government & Agency Obligations 11.6%
Other Government Related 2.2%
Citibank NA, FDIC Guaranteed, 0.305%*, 5/7/2012	2,800,000	2,804,449
JPMorgan Chase & Co.:
FDIC Guaranteed, 0.484%*, 6/15/2012	537,000	540,852
Series 3, FDIC Guaranteed, 0.501%*, 12/26/2012	463,000	467,290
		3,812,591
US Government Sponsored Agencies 8.8%
Federal Home Loan Bank:
1.0%, 12/28/2011 (a)	13,000,000	12,945,426
7.2%*, 3/18/2024	560,000	523,600
	Principal Amount ($)	Value ($)

Federal National Mortgage Association, 8.45%*, 2/27/2023	2,000,000	2,001,000
		15,470,026
US Treasury Obligation 0.6%
US Treasury Bill, 0.19%***, 3/18/2010 (b)	1,045,000	1,044,895
Total Government & Agency Obligations (Cost $20,391,544)		20,327,512
	Shares	Value ($)

Cash Equivalents 4.2%
Central Cash Management Fund, 0.14% (c) (Cost $7,486,782)	7,486,782	7,486,782
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $191,134,464)+	112.9	198,241,434
Other Assets and Liabilities, Net	(12.9)	(22,635,916)
Net Assets	100.0	175,605,518

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

** These securities are shown at their current rate as of December 31, 2009.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $191,134,514. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $7,106,920. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,338,500 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $231,580.

(a) When-issued or delayed delivery securities included.

(b) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	USD	3/22/2010	177	20,435,203	(505,043)
2 Year US Treasury Note	USD	3/31/2010	21	4,541,578	(4,776)
Total unrealized depreciation					(509,819)

At December 31, 2009, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
90 Day Eurodollar	USD	3/15/2010	25	6,227,813	(17,845)
90 Day Eurodollar	USD	6/14/2010	25	6,207,500	(19,632)
90 Day Eurodollar	USD	9/13/2010	25	6,181,250	(17,445)
90 Day Eurodollar	USD	12/13/2010	25	6,154,375	(16,195)
90 Day Eurodollar	USD	3/14/2011	25	6,129,375	(14,945)
90 Day Eurodollar	USD	6/13/2011	25	6,105,313	(13,695)
90 Day Eurodollar	USD	9/19/2011	25	6,083,750	(12,045)
Total unrealized depreciation					(111,802)

At December 31, 2009, open interest rate swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Portfolio	Cash Flows Received by the Portfolio	Unrealized Appreciation/ (Depreciation)($)
9/15/2010 9/15/2014	5,400,000[1]	Fixed — 3.15%	Floating — LIBOR	35,574
9/15/2010 9/15/2014	5,400,000[1]	Fixed — 3.15%	Floating — LIBOR	51,054
4/20/2009 4/20/2024	1,000,000[1]	Floating — LIBOR	Fixed — 7.5%	(28,473)
5/15/2009 5/15/2024	1,000,000[1]	Floating — LIBOR	Fixed — 7.5%	(38,091)
Total net unrealized appreciation				20,064

At December 31, 2009, open total return swap contracts were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid by the Portfolio	Reference Entity	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
12/14/2009 6/1/2012	9,000,000[2]	0.425%	Global Interest Rate Strategy Index	(82,922)	—	(82,922)

Counterparties:

1 Morgan Stanley

2 Citigroup, Inc.

LIBOR: London InterBank Offered Rate

For information on the Portfolio's policy and additional disclosures regarding futures contracts, interest rate swaps and total return swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed-Income Investments (d) Mortgage-Backed Securities Pass-Throughs	$ —	$ 139,731,452	$ —	$ 139,731,452
Collateralized Mortgage Obligations	—	30,560,387	135,301	30,695,688
Government & Agency Obligations	—	18,759,017	523,600	19,282,617
Short-Term Investments (d)	7,486,782	1,044,895	—	8,531,677
Derivatives (e)	—	86,628	—	86,628
Total	$ 7,486,782	$ 190,182,379	$ 658,901	$ 198,328,062
Liabilities
Derivatives (e)	(621,621)	(149,486)	—	(771,107)
Total	$ (621,621)	$ (149,486)	$ —	$ (771,107)

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and total return swap contracts.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Collateralized Mortgage Obligations	Government & Agency Obligations	Total
Balance as of December 31, 2008	$ —	$ —	$ —
Realized gains (loss)	—	—	—
Change in unrealized appreciation (depreciation)	101	(36,400)	(36,299)
Amortization premium/discount	(101)	—	(101)
Net purchases (sales)	135,301	560,000	695,301
Net transfers in (out) of Level 3	—	—	—
Balance as of December 31, 2009	$ 135,301	$ 523,600	$ 658,901
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ 101	$ (36,400)	$ (36,299)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments Investments in securities, at value (cost $183,647,682)	$ 190,754,652
Investments in Central Cash Management Fund (cost $7,486,782)	7,486,782
Total investments, at value (cost $191,134,464)	198,241,434
Cash	193,728
Receivable for investments sold — when-issued and delayed delivery securities	21,282,833
Unrealized appreciation on open swap contracts	86,628
Receivable for Portfolio shares sold	78
Interest receivable	806,195
Other assets	3,799
Total assets	220,614,695
Liabilities
Payable for investments purchased	12,986,927
Payable for investments purchased — when-issued and delayed delivery securities	31,557,536
Payable for Portfolio shares redeemed	67,888
Payable for daily variation margin on open futures contracts	49,641
Unrealized depreciation on open swap contracts	149,486
Accrued management fee	69,606
Other accrued expenses and payables	128,093
Total liabilities	45,009,177
Net assets, at value	$ 175,605,518
Net Assets Consist of
Undistributed net investment income	7,761,196
Net unrealized appreciation (depreciation) on: Investments	7,106,970
Futures	(621,621)
Swap contracts	(62,858)
Accumulated net realized gain (loss)	(536,818)
Paid-in capital	161,958,649
Net assets, at value	$ 175,605,518
Class A Net Asset Value, offering and redemption price per share ($169,088,762 ÷ 13,231,519 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.78
Class B Net Asset Value, offering and redemption price per share ($6,516,756 ÷ 510,999 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Interest	$ 9,285,593
Income distributions — affiliated cash management vehicles	42,461
Total Income	9,328,054
Expenses: Management fee	886,913
Administration fee	197,092
Distribution service fee (Class B)	17,935
Services to shareholders	2,426
Record keeping fees (Class B)	6,959
Trustees' fees and expenses	4,300
Reports to shareholders	4,787
Professional fees and other	38,996
Total expenses	1,159,408
Net investment income	8,168,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,525,876
Futures	(1,943,611)
Written options	8,872
Swap contracts	(335,009)
2,256,128
Change in net unrealized appreciation (depreciation) on: Investments	2,521,963
Futures	2,728,608
Swap contracts	(62,858)
5,187,713
Net gain (loss)	7,443,841
Net increase (decrease) in net assets resulting from operations	$ 15,612,487

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 8,168,646	$ 9,872,489
Net realized gain (loss)	2,256,128	(448,120)
Change in net unrealized appreciation (depreciation)	5,187,713	777,276
Net increase (decrease) in net assets resulting from operations	15,612,487	10,201,645
Distributions to shareholders from: Net investment income: Class A	(9,576,836)	(9,943,580)
Class B	(337,035)	(313,588)
Total distributions	(9,913,871)	(10,257,168)
Portfolio share transactions: Class A Proceeds from shares sold	23,250,916	78,211,163
Reinvestment of distributions	9,576,836	9,943,580
Cost of shares redeemed	(80,587,867)	(75,825,560)
Net increase (decrease) in net assets from Class A share transactions	(47,760,115)	12,329,183
Class B Proceeds from shares sold	1,821,403	7,001,909
Reinvestment of distributions	337,035	313,588
Cost of shares redeemed	(3,752,537)	(4,358,212)
Net increase (decrease) in net assets from Class B share transactions	(1,594,099)	2,957,285
Increase (decrease) in net assets	(43,655,598)	15,230,945
Net assets at beginning of period	219,261,116	204,030,171
Net assets at end of period (including undistributed net investment income of $7,761,196 and $9,842,645, respectively)	$ 175,605,518	$ 219,261,116
Other Information
Class A Shares outstanding at beginning of period	17,044,556	16,080,508
Shares sold	1,856,164	6,375,775
Shares issued to shareholders in reinvestment of distributions	788,217	823,144
Shares redeemed	(6,457,418)	(6,234,871)
Net increase (decrease) in Class A shares	(3,813,037)	964,048
Shares outstanding at end of period	13,231,519	17,044,556
Class B Shares outstanding at beginning of period	639,523	403,813
Shares sold	144,579	569,092
Shares issued to shareholders in reinvestment of distributions	27,739	25,938
Shares redeemed	(300,842)	(359,320)
Net increase (decrease) in Class B shares	(128,524)	235,710
Shares outstanding at end of period	510,999	639,523

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.40	$ 12.38	$ 12.28	$ 12.26	$ 12.55
Income (loss) from investment operations: Net investment income[a]	.52	.56	.58	.55	.51
Net realized and unrealized gain (loss)	.45	.04	.12	(.06)	(.20)
Total from investment operations	.97	.60	.70	.49	.31
Less distributions from: Net investment income	(.59)	(.58)	(.60)	(.47)	(.50)
Net realized gains	—	—	—	—	(.10)
Total distributions	(.59)	(.58)	(.60)	(.47)	(.60)
Net asset value, end of period	$ 12.78	$ 12.40	$ 12.38	$ 12.28	$ 12.26
Total Return (%)	8.08	4.93[b]	5.95[b]	4.16	2.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	211	199	211	243
Ratio of expenses before expense reductions (%)	.58	.66	.66	.67	.63
Ratio of expenses after expense reductions (%)	.58	.65	.63	.67	.63
Ratio of net investment income (%)	4.16	4.58	4.77	4.56	4.17
Portfolio turnover rate (%)	390	543	465	241	191
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.37	$ 12.35	$ 12.25	$ 12.23	$ 12.52
Income (loss) from investment operations: Net investment income[a]	.48	.52	.53	.50	.47
Net realized and unrealized gain (loss)	.45	.03	.12	(.06)	(.21)
Total from investment operations	.93	.55	.65	.44	.26
Less distributions from: Net investment income	(.55)	(.53)	(.55)	(.42)	(.45)
Net realized gains	—	—	—	—	(.10)
Total distributions	(.55)	(.53)	(.55)	(.42)	(.55)
Net asset value, end of period	$ 12.75	$ 12.37	$ 12.35	$ 12.25	$ 12.23
Total Return (%)	7.70	4.60[b]	5.43[b]	3.74	2.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	5	33	47
Ratio of expenses before expense reductions (%)	.92	1.00	1.04	1.07	1.02
Ratio of expenses after expense reductions (%)	.92	1.00	1.01	1.07	1.02
Ratio of net investment income (%)	3.81	4.24	4.39	4.16	3.78
Portfolio turnover rate (%)	390	543	465	241	191
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2009

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.71% and 1.05% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,999	$10,750	$12,337	$16,149
	Average annual total return	39.99%	2.44%	4.29%	4.91%
Credit Suisse High Yield Index	Growth of $10,000	$15,422	$11,687	$13,375	$19,810
	Average annual total return	54.22%	5.33%	5.99%	7.07%
DWS High Income VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$13,964	$10,652	$12,130	$17,298
	Average annual total return	39.64%	2.13%	3.94%	7.58%
Credit Suisse High Yield Index	Growth of $10,000	$15,422	$11,687	$13,375	$19,721
	Average annual total return	54.22%	5.33%	5.99%	9.46%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,175.90	$ 1,175.00
Expenses Paid per $1,000*	$ 3.35	$ 4.77
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,022.13	$ 1,020.82
Expenses Paid per $1,000*	$ 3.11	$ 4.43

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.61%	.87%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS High Income VIP

After falling sharply in 2008, high-yield bonds — as gauged by the Portfolio's benchmark, the Credit Suisse High Yield Index — staged a dramatic recovery to close the annual period with a gain of 54.22%. High-yield bonds strongly outperformed the 5.93% return of the Barclays Capital US Aggregate Bond Index, a measure of performance for the broader fixed-income market. The substantial outperformance of high-yield bonds reflects an enormous relief rally from the panic-driven lows of late 2008. As it became clear that the global economy was stabilizing, sentiment improved and capital flooded out of low-yielding money markets and bank deposits and into higher-yielding investments.

While DWS High Income VIP (Class A shares unadjusted for contract charges) delivered strong absolute return of 39.99% during 2009, it lagged the return of the benchmark. The primary reason for this underperformance was that our portfolio had a lower risk profile than the overall market. This positioning represented a drag on our relative performance at a time in which lower-rated, higher-risk securities registered market-beating returns.

In terms of individual securities, the Portfolio's leading contributors were the bonds issued by Ford Motor Credit Co., LLC; the satellite company Telesat Canada; and auto retailers such as Asbury Automotive Group Inc., Sonic Automotive, Inc. and Penske Automotive Group, Inc. Our leading detractors were the Mexican glass company Vitro* and the mattress company Simmons Co.

We maintain a constructive outlook on high-yield bonds based on positive factors such as the improving macroeconomic picture, the likelihood that default rates will begin to fall and the increased ability of high-yield companies to strengthen their balance sheets by accessing the capital markets. We also view the asset class as being attractive in the sense that it offers significantly higher yields than other segments of the bond market. Despite these positive factors, we believe it is necessary to be highly selective in terms of taking risk. With spreads already having fallen so far from their highs, intensive bottom-up credit research is even more essential than would typically be the case.1 In this environment, we will continue to focus our efforts on selecting securities with the best risk/return characteristics.

Gary Sullivan, CFA
Portfolio Manager

The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest into an index.

1 Spread refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

* Not held in the portfolio as of December 31, 2009.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS High Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Corporate Bonds	91%	84%
Loan Participations and Assignments	8%	7%
Preferred Securities	1%	—
Cash Equivalents	—	9%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Consumer Discretionary	18%	13%
Financials	17%	10%
Materials	14%	12%
Telecommunication Services	11%	12%
Energy	11%	15%
Industrials	8%	10%
Utilities	8%	11%
Health Care	7%	9%
Information Technology	3%	4%
Consumer Staples	3%	4%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/09	12/31/08

Cash Equivalents	2%	8%
A	1%	—
BBB	7%	12%
BB	34%	35%
B	36%	31%
CCC	14%	7%
CC	—	3%
D	3%	1%
Not Rated	3%	3%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Under 1 year	7%	5%
1-4.99 years	45%	41%
5-9.99 years	47%	50%
10-14.99 years	—	1%
15 years or greater	1%	3%
	100%	100%
Interest Rate Sensitivity	12/31/09	12/31/08

Effective maturity	4.8 years	5.6 years
Average duration	3.7 years	3.7 years

Asset allocation, sector diversification, quality, effective maturity and interest rate sensitivity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 151. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS High Income VIP

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 89.5%
Consumer Discretionary 13.8%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		590,000	563,450
8.75%, 6/1/2019		765,000	780,300
American Achievement Corp., 144A, 8.25%, 4/1/2012		255,000	254,363
Ameristar Casinos, Inc., 144A, 9.25%, 6/1/2014 (b)		395,000	409,812
Arcos Dorados BV, 144A, 7.5%, 10/1/2019		220,000	218,075
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		590,000	556,075
8.0%, 3/15/2014		250,000	245,625
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		380,000	381,900
Brunswick Corp., 144A, 11.25%, 11/1/2016		295,000	331,875
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		340,000	50,575
Carrols Corp., 9.0%, 1/15/2013		225,000	228,375
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		730,000	737,300
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 9.25%, 12/15/2017		100,000	102,000
Series B, 144A, 9.25%, 12/15/2017		150,000	154,500
CSC Holdings LLC:
6.75%, 4/15/2012		46,000	47,495
144A, 8.5%, 4/15/2014		950,000	1,011,750
144A, 8.5%, 6/15/2015		430,000	457,950
DISH DBS Corp.:
6.375%, 10/1/2011		1,010,000	1,042,825
7.125%, 2/1/2016		465,000	474,881
Dollarama Group Holdings LP, 6.706%***, 8/15/2012 (c)		347,000	350,470
Easton-Bell Sports, Inc., 144A, 9.75%, 12/1/2016		75,000	77,719
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		490,000	4,900
Gannett Co., Inc.:
144A, 8.75%, 11/15/2014		145,000	150,075
144A, 9.375%, 11/15/2017 (b)		295,000	304,588
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016		225,000	248,625
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		505,000	485,431
Group 1 Automotive, Inc., 8.25%, 8/15/2013		250,000	248,750
Hanesbrands, Inc., 8.0%, 12/15/2016		145,000	147,719
Harrah's Operating Co., Inc., 144A, 11.25%, 6/1/2017 (b)		870,000	910,237
Hertz Corp., 8.875%, 1/1/2014		1,005,000	1,027,612
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		337,000	299,930
Lamar Media Corp., Series C, 6.625%, 8/15/2015		130,000	124,800
		Principal Amount ($)(a)	Value ($)

Levi Strauss & Co., 8.625%, 4/1/2013	EUR	700,000	1,003,485
Macy's Retail Holdings, Inc., 8.875%, 7/15/2015 (b)		85,000	93,713
Mediacom LLC, 144A, 9.125%, 8/15/2019		480,000	489,600
MGM MIRAGE:
144A, 10.375%, 5/15/2014		340,000	368,900
144A, 11.125%, 11/15/2017		455,000	503,912
Neiman Marcus Group, Inc.:
9.0%, 10/15/2015 (PIK)		148,530	145,188
10.375%, 10/15/2015		500,000	490,000
Netflix, Inc., 144A, 8.5%, 11/15/2017		145,000	150,438
Norcraft Companies LP, 144A, 10.5%, 12/15/2015		1,260,000	1,291,500
Norcraft Holdings LP, 9.75%, 9/1/2012		630,000	604,800
Penske Automotive Group, Inc., 7.75%, 12/15/2016		905,000	875,587
Pinnacle Entertainment, Inc., 7.5%, 6/15/2015		555,000	510,600
Reader's Digest Association, Inc., 9.0%, 2/15/2017**		350,000	3,938
Sabre Holdings Corp., 8.35%, 3/15/2016		460,000	419,175
Seminole Hard Rock Entertainment, Inc., 144A, 2.754%***, 3/15/2014		590,000	486,012
Simmons Co., 10.0%, 12/15/2014**		1,655,000	132,400
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013		755,000	751,225
Toys "R" Us, Inc., 7.375%, 10/15/2018		695,000	635,925
Travelport LLC:
4.881%***, 9/1/2014		390,000	353,438
9.875%, 9/1/2014		430,000	443,975
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		105,000	2,166
United Components, Inc., 9.375%, 6/15/2013		80,000	77,200
Unity Media GmbH:
144A, 8.75%, 2/15/2015	EUR	885,000	1,319,439
144A, 10.375%, 2/15/2015		255,000	268,069
UPC Holding BV:
144A, 7.75%, 1/15/2014	EUR	1,570,000	2,183,153
144A, 8.0%, 11/1/2016	EUR	405,000	554,461
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		227,033	75,205
Videotron Ltd., 6.875%, 1/15/2014		80,000	80,400
WMG Acquisition Corp., 144A, 9.5%, 6/15/2016		375,000	401,719
Young Broadcasting, Inc., 8.75%, 1/15/2014**		2,040,000	7,140
			27,152,745
Consumer Staples 2.6%
Alliance One International, Inc., 144A, 10.0%, 7/15/2016		220,000	231,000
Cott Beverages, Inc., 144A, 8.375%, 11/15/2017		145,000	149,713
		Principal Amount ($)(a)	Value ($)

Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		215,000	218,225
General Nutrition Centers, Inc., 5.178%***, 3/15/2014 (PIK)		280,000	261,100
Great Atlantic & Pacific Tea Co., Inc., 144A, 11.375%, 8/1/2015		285,000	299,962
Ingles Markets, Inc., 8.875%, 5/15/2017		115,000	119,600
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		2,081,750	1,602,947
Rite Aid Corp.:
7.5%, 3/1/2017		295,000	277,300
144A, 10.25%, 10/15/2019		75,000	79,125
SUPERVALU, Inc., 8.0%, 5/1/2016		210,000	213,150
Tops Markets LLC, 144A, 10.125%, 10/15/2015		730,000	751,900
Tyson Foods, Inc.:
7.85%, 4/1/2016		425,000	435,625
10.5%, 3/1/2014		370,000	422,725
			5,062,372
Energy 10.3%
Atlas Energy Operating Co., LLC, 10.75%, 2/1/2018		845,000	933,725
Belden & Blake Corp., 8.75%, 7/15/2012		2,050,000	1,916,750
Bristow Group, Inc., 7.5%, 9/15/2017		485,000	480,150
Chaparral Energy, Inc., 8.5%, 12/1/2015		750,000	661,875
Chesapeake Energy Corp.:
6.25%, 1/15/2018		345,000	331,200
6.875%, 1/15/2016 (b)		731,000	731,000
6.875%, 11/15/2020		190,000	183,350
7.25%, 12/15/2018 (b)		620,000	624,650
9.5%, 2/15/2015 (b)		260,000	285,350
Cloud Peak Energy Resources LLC:
144A, 8.25%, 12/15/2017		145,000	145,000
144A, 8.5%, 12/15/2019		150,000	153,000
Concho Resources, Inc., 8.625%, 10/1/2017		145,000	152,250
Continental Resources, Inc., 144A, 8.25%, 10/1/2019		105,000	110,250
El Paso Corp.:
7.25%, 6/1/2018		495,000	489,059
7.75%, 6/15/2010 (b)		410,000	414,300
8.25%, 2/15/2016		310,000	330,925
Frontier Oil Corp., 6.625%, 10/1/2011		330,000	332,063
Holly Corp., 144A, 9.875%, 6/15/2017		545,000	573,612
KCS Energy, Inc., 7.125%, 4/1/2012		1,015,000	1,017,537
Linn Energy LLC, 144A, 11.75%, 5/15/2017		650,000	729,625
Mariner Energy, Inc.:
7.5%, 4/15/2013		305,000	303,475
8.0%, 5/15/2017		470,000	451,200
Newfield Exploration Co., 7.125%, 5/15/2018		640,000	646,400
OPTI Canada, Inc.:
7.875%, 12/15/2014		1,260,000	1,033,200
8.25%, 12/15/2014		800,000	659,000
144A, 9.0%, 12/15/2012		140,000	143,150
		Principal Amount ($)(a)	Value ($)

Petrohawk Energy Corp.:
7.875%, 6/1/2015		220,000	222,200
9.125%, 7/15/2013		450,000	470,250
10.5%, 8/1/2014		380,000	415,150
Plains Exploration & Production Co.:
7.0%, 3/15/2017 (b)		220,000	216,150
7.625%, 6/1/2018		720,000	736,200
8.625%, 10/15/2019		400,000	411,000
Quicksilver Resources, Inc., 7.125%, 4/1/2016		1,040,000	969,800
Regency Energy Partners LP, 8.375%, 12/15/2013		515,000	533,025
Southwestern Energy Co., 7.5%, 2/1/2018 (b)		585,000	620,100
Stone Energy Corp.:
6.75%, 12/15/2014		590,000	526,575
8.25%, 12/15/2011		1,285,000	1,280,181
Whiting Petroleum Corp., 7.25%, 5/1/2013		120,000	120,900
			20,353,627
Financials 16.0%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		925,000	787,406
Antero Resources Finance Corp., 144A, 9.375%, 12/1/2017		75,000	76,500
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		712,400	213,720
Bank of America NA, 6.1%, 6/15/2017		455,000	462,456
Berry Plastics Escrow LLC, 144A, 8.25%, 11/15/2015		660,000	663,300
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		250,000	43,750
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		570,000	587,100
Case New Holland, Inc., 144A, 7.75%, 9/1/2013 (b)		290,000	296,525
CEDC Finance Corp. International, Inc., 144A, 9.125%, 12/1/2016		655,000	674,650
Cemex Finance LLC, 144A, 9.5%, 12/14/2016		115,000	120,463
Conproca SA de CV, REG S, 12.0%, 6/16/2010		589,095	600,877
DuPont Fabros Technology LP, 144A, (REIT) 8.5%, 12/15/2017		435,000	442,069
E*TRADE Financial Corp.:
7.375%, 9/15/2013		995,000	926,594
12.5%, 11/30/2017 (PIK)		632,000	718,110
Expro Finance Luxembourg SCA, 144A, 8.5%, 12/15/2016		290,000	287,825
FCE Bank PLC:
Series MC, 7.125%, 1/15/2013	EUR	200,000	278,109
9.375%, 1/17/2014	EUR	700,000	1,011,011
Fibria Overseas Finance Ltd., 144A, 9.25%, 10/30/2019 (b)		215,000	241,337
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		3,365,000	3,398,287
9.875%, 8/10/2011		1,470,000	1,539,122
		Principal Amount ($)(a)	Value ($)

Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	462,000
GMAC, Inc.:
144A, 6.875%, 9/15/2011		2,393,000	2,357,105
144A, 7.0%, 2/1/2012 (b)		1,165,000	1,147,525
144A, 7.75%, 1/19/2010		900,000	900,000
Harrahs Operating Escrow LLC, 144A, 11.25%, 6/1/2017		545,000	570,206
Hellas Telecommunications Finance, 144A, 8.742%***, 7/15/2015 (PIK)	EUR	295,000	47
Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		670,000	685,075
iPayment, Inc., 9.75%, 5/15/2014		475,000	394,844
National Money Mart Co., 144A, 10.375%, 12/15/2016		790,000	807,775
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		575,000	719
Nielsen Finance LLC:
Step-up Coupon, 0% to 8/1/2011, 12.5% to 8/1/2016		505,000	460,812
11.5%, 5/1/2016		150,000	167,625
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		510,000	461,550
Pinnacle Foods Finance LLC:
9.25%, 4/1/2015		345,000	350,175
144A, 9.25%, 4/1/2015		350,000	355,250
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		112,000	118,160
Reynolds Group DL Escrow, Inc., 144A, 7.75%, 10/15/2016		550,000	562,375
Sprint Capital Corp.:
7.625%, 1/30/2011 (b)		1,335,000	1,366,706
8.375%, 3/15/2012		545,000	564,075
Standard Pacific Escrow LLC, 144A, 10.75%, 9/15/2016		290,000	295,800
Terra Capital, Inc., 144A, 7.75%, 11/1/2019		550,000	588,500
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		1,220,000	6,100
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		702,435	597,070
UPC Germany GmbH:
144A, 8.125%, 12/1/2017		365,000	369,106
144A, 9.625%, 12/1/2019	EUR	550,000	795,351
Virgin Media Finance PLC:
8.75%, 4/15/2014		347,000	358,277
Series 1, 9.5%, 8/15/2016		1,000,000	1,073,750
Wind Acquisition Finance SA:
144A, 11.0%, 12/1/2015	EUR	1,515,000	2,334,715
144A, 12.0%, 12/1/2015		85,000	90,950
			31,610,854
Health Care 6.4%
Community Health Systems, Inc., 8.875%, 7/15/2015		2,270,000	2,349,450
HCA, Inc.:
144A, 7.875%, 2/15/2020		1,100,000	1,145,375
144A, 8.5%, 4/15/2019		390,000	420,225
9.125%, 11/15/2014		1,120,000	1,181,600
9.25%, 11/15/2016		2,040,000	2,190,450
9.625%, 11/15/2016 (PIK)		809,000	875,742
		Principal Amount ($)(a)	Value ($)

HEALTHSOUTH Corp., 10.75%, 6/15/2016		290,000	315,375
IASIS Healthcare LLC, 8.75%, 6/15/2014		525,000	531,563
Novasep Holding SAS, 144A, 9.625%, 12/15/2016	EUR	320,000	449,561
Talecris Biotherapeutics Holdings Corp., 144A, 7.75%, 11/15/2016		75,000	76,125
The Cooper Companies, Inc., 7.125%, 2/15/2015		840,000	816,900
Valeant Pharmaceuticals International, 144A, 8.375%, 6/15/2016		300,000	309,000
Vanguard Health Holding Co. I, LLC, 11.25%, 10/1/2015		715,000	752,538
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014		1,095,000	1,134,694
			12,548,598
Industrials 8.2%
Acco Brands Corp., 144A, 10.625%, 3/15/2015		105,000	115,500
Actuant Corp., 6.875%, 6/15/2017		300,000	285,375
ARAMARK Corp., 8.5%, 2/1/2015		560,000	576,800
BE Aerospace, Inc., 8.5%, 7/1/2018 (b)		300,000	318,000
Belden, Inc., 7.0%, 3/15/2017		420,000	408,975
Bombardier, Inc., 144A, 6.3%, 5/1/2014		275,000	272,250
Congoleum Corp., 8.625%, 8/1/2008**		1,200,000	252,000
Corrections Corp. of America, 7.75%, 6/1/2017		35,000	36,050
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		510,000	529,762
Esco Corp., 144A, 4.129%***, 12/15/2013		430,000	391,838
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		300,000	298,500
Iron Mountain, Inc., 8.375%, 8/15/2021		530,000	547,225
K. Hovnanian Enterprises, Inc.:
8.875%, 4/1/2012		435,000	365,400
144A, 10.625%, 10/15/2016		365,000	381,425
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		1,045,000	1,018,875
7.625%, 12/1/2013		1,085,000	1,068,725
9.375%, 5/1/2012		900,000	933,750
Kansas City Southern Railway Co., 8.0%, 6/1/2015		655,000	678,744
McJunkin Red Man Corp., 144A, 9.5%, 12/15/2016		625,000	610,937
Mobile Mini, Inc., 9.75%, 8/1/2014		420,000	436,800
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		680,000	676,600
Owens Corning, Inc., 9.0%, 6/15/2019		225,000	250,915
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**		1,185,000	111,094
RailAmerica, Inc., 9.25%, 7/1/2017		342,000	363,803
		Principal Amount ($)(a)	Value ($)

RBS Global, Inc. & Rexnord Corp.:
9.5%, 8/1/2014		375,000	375,938
11.75%, 8/1/2016 (b)		120,000	118,800
Spirit AeroSystems, Inc., 144A, 7.5%, 10/1/2017		215,000	211,775
Titan International, Inc., 8.0%, 1/15/2012		1,190,000	1,166,200
TransDigm, Inc.:
7.75%, 7/15/2014		260,000	263,250
144A, 7.75%, 7/15/2014		170,000	172,550
Triumph Group, Inc., 144A, 8.0%, 11/15/2017		75,000	75,656
United Rentals North America, Inc.:
7.0%, 2/15/2014		985,000	891,425
9.25%, 12/15/2019		830,000	856,975
10.875%, 6/15/2016		390,000	424,125
USG Corp., 144A, 9.75%, 8/1/2014		220,000	234,850
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011		360,000	355,050
			16,075,937
Information Technology 2.5%
Advanced Micro Devices, Inc.:
5.75%, 8/15/2012		194,000	191,333
6.0%, 5/1/2015		225,000	202,500
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		570,000	408,262
Freescale Semiconductor, Inc., 8.875%, 12/15/2014		430,000	394,525
Jabil Circuit, Inc., 7.75%, 7/15/2016 (b)		145,000	152,250
JDA Software Group, Inc., 144A, 8.0%, 12/15/2014		145,000	147,900
MasTec, Inc., 7.625%, 2/1/2017		610,000	586,362
Seagate Technology International, 144A, 10.0%, 5/1/2014		235,000	259,675
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		1,790,000	1,906,350
10.625%, 5/15/2015		365,000	401,956
Vangent, Inc., 9.625%, 2/15/2015		350,000	329,438
			4,980,551
Materials 12.8%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		237,000	200,561
ARCO Chemical Co., 9.8%, 2/1/2020**		3,120,000	2,215,200
Ashland, Inc., 144A, 9.125%, 6/1/2017		260,000	285,350
Ball Corp.:
7.125%, 9/1/2016 (b)		140,000	143,500
7.375%, 9/1/2019		140,000	143,850
Clondalkin Acquisition BV, 144A, 2.254%***, 12/15/2013		540,000	477,225
CPG International I, Inc., 10.5%, 7/1/2013		880,000	831,600
Crown Americas LLC, 144A, 7.625%, 5/15/2017		40,000	41,500
Domtar Corp., 10.75%, 6/1/2017 (b)		380,000	446,500
Dow Chemical Co., 8.55%, 5/15/2019		385,000	459,361
		Principal Amount ($)(a)	Value ($)

Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,200,000	1,183,500
Exopack Holding Corp., 11.25%, 2/1/2014		1,415,000	1,437,994
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017		1,590,000	1,741,050
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)		1,297,793	1,038,234
10.0%, 3/31/2015		1,277,440	1,021,952
Georgia Gulf Corp., 144A, 9.0%, 1/15/2017		70,000	70,700
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017		420,000	425,250
144A, 8.25%, 5/1/2016		500,000	530,000
Graphic Packaging International, Inc., 9.5%, 6/15/2017 (b)		810,000	858,600
Hexcel Corp., 6.75%, 2/1/2015		1,425,000	1,368,000
Huntsman International LLC, 144A, 6.875%, 11/15/2013	EUR	605,000	804,419
Innophos, Inc., 8.875%, 8/15/2014		170,000	172,550
Jefferson Smurfit Corp., 8.25%, 10/1/2012**		870,000	765,600
Koppers, Inc., 144A, 7.875%, 12/1/2019		440,000	444,400
Kronos International, Inc., 6.5%, 4/15/2013	EUR	185,000	213,491
Lumena Resources Corp., 144A, 12.0%, 10/27/2014		1,120,000	918,400
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		200,000	146,000
NewMarket Corp., 7.125%, 12/15/2016		1,005,000	979,875
NewPage Corp., 144A, 11.375%, 12/31/2014		575,000	580,750
Novelis, Inc.:
7.25%, 2/15/2015		585,000	557,213
144A, 11.5%, 2/15/2015		360,000	385,650
Pliant Corp., 11.85%, 6/15/2009**		11	10
Radnor Holdings Corp., 11.0%, 3/15/2010**		265,000	27
Silgan Holdings, Inc., 7.25%, 8/15/2016		415,000	426,413
Smurfit-Stone Container Enterprises, Inc., 8.375%, 7/1/2012**		190,000	168,150
Teck Resources Ltd.:
10.25%, 5/15/2016 (b)		245,000	285,425
10.75%, 5/15/2019		945,000	1,129,275
Viskase Companies, Inc.:
144A, 9.875%, 1/15/2018		665,000	669,987
11.5%, 6/15/2011		850,000	874,437
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		786,255	670,282
			25,112,281
Telecommunication Services 10.7%
BCM Ireland Preferred Equity Ltd., 144A, 7.714%***, 2/15/2017 (PIK)	EUR	591,052	365,083
Centennial Communications Corp., 10.0%, 1/1/2013		290,000	304,500
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		720,000	730,800
8.375%, 1/15/2014 (b)		480,000	488,400
		Principal Amount ($)(a)	Value ($)

Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		510,000	517,650
Cricket Communications, Inc.:
9.375%, 11/1/2014		1,710,000	1,718,550
10.0%, 7/15/2015 (b)		780,000	790,725
Crown Castle International Corp., 9.0%, 1/15/2015		775,000	825,375
Digicel Group Ltd., 144A, 8.25%, 9/1/2017		510,000	497,250
Frontier Communications Corp., 8.125%, 10/1/2018 (b)		550,000	556,875
GCI, Inc., 144A, 8.625%, 11/15/2019		110,000	110,963
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		278,182	158,564
Hellas Telecommunications Luxembourg V, 144A, 4.242%***, 10/15/2012	EUR	430,000	505,470
Hughes Network Systems LLC, 9.5%, 4/15/2014		1,105,000	1,129,862
Intelsat Corp.:
9.25%, 8/15/2014		160,000	164,400
9.25%, 6/15/2016		1,735,000	1,791,387
Intelsat Jackson Holdings Ltd.:
144A, 8.5%, 11/1/2019 (b)		365,000	375,950
11.25%, 6/15/2016		65,000	70,363
Intelsat Subsidiary Holding Co., Ltd.:
8.875%, 1/15/2015		960,000	993,600
Series B, 144A, 8.875%, 1/15/2015		165,000	169,950
iPCS, Inc., 2.406%***, 5/1/2013		200,000	187,000
MetroPCS Wireless, Inc., 9..25%, 11/1/2014 (b)		2,225,000	2,252,812
Millicom International Cellular SA, 10.0%, 12/1/2013		1,530,000	1,583,550
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015 (b)		360,000	369,900
Qwest Corp.:
8.375%, 5/1/2016		255,000	273,488
8.875%, 3/15/2012		215,000	231,125
Sprint Nextel Corp., 8.375%, 8/15/2017		590,000	601,800
Stratos Global Corp., 9.875%, 2/15/2013		330,000	348,150
Telesat Canada, 11.0%, 11/1/2015		1,545,000	1,676,325
Windstream Corp.:
7.0%, 3/15/2019		430,000	402,050
144A, 7.875%, 11/1/2017		845,000	834,437
8.625%, 8/1/2016		70,000	71,225
			21,097,579
Utilities 6.2%
AES Corp.:
8.0%, 10/15/2017		415,000	425,894
8.0%, 6/1/2020		525,000	534,188
144A, 8.75%, 5/15/2013		2,784,000	2,853,600
Energy Future Holdings Corp.:
10.875%, 11/1/2017		1,215,000	993,262
11.25%, 11/1/2017 (PIK)		609,500	431,221
Kinder Morgan, Inc., 6.5%, 9/1/2012		205,000	213,200
Mirant Americas Generation LLC, 8.3%, 5/1/2011		1,055,000	1,081,375
		Principal Amount ($)(a)	Value ($)

Mirant North America LLC, 7.375%, 12/31/2013		270,000	266,963
NRG Energy, Inc.:
7.25%, 2/1/2014		1,565,000	1,584,562
7.375%, 2/1/2016		1,060,000	1,061,325
7.375%, 1/15/2017		990,000	992,475
NV Energy, Inc.:
6.75%, 8/15/2017		455,000	443,300
8.625%, 3/15/2014		200,000	207,250
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		1,395,000	1,129,950
			12,218,565
Total Corporate Bonds (Cost $181,546,259)			176,213,109

Loan Participations and Assignments 8.0%
Senior Loans
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%***, 6/1/2010**		700,000	0
Buffets, Inc.:
Letter of Credit Term Loan B, 7.151%***, 5/1/2013 (PIK)		85,773	68,404
Second Lien Term Loan, 1.53%***, plus 16.25% (PIK), 5/1/2013		429,355	342,411
Incremental Term Loan, 18.0%***, 4/30/2012		157,347	160,101
Charter Communications Operating LLC:
Term Loan, 2.26%***, 3/6/2014		1,419,464	1,333,310
Term Loan, 7.25%***, 3/6/2014		1,259,746	1,288,090
Ford Motor Co., Term Loan, 3.29%***, 12/16/2013		360,000	333,643
Freescale Semiconductor, Inc., Incremental Term Loan, 12.5%, 12/15/2014		711,416	733,648
Golden Nugget, Inc., Second Lien Term Loan, 3.51%***, 12/31/2014		460,000	192,050
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.231%***, 3/26/2014		1,489,514	1,125,983
Letter of Credit, 2.251%***, 3/26/2014		88,364	66,797
Hexion Specialty Chemicals, Inc.:
Term Loan C1, 2.563%***, 5/6/2013		1,508,587	1,328,311
Term Loan C2, 2.563%***, 5/6/2013		514,098	452,663
IASIS Healthcare LLC, Term Loan, 5.531%***, 6/13/2014 (PIK)		644,409	595,272
Kabel Deutschland GmbH, 7.99%***, 11/18/2014 (PIK)	EUR	1,570,035	2,145,683
Sabre, Inc., Term Loan B, 2.494%***, 9/30/2014		412,595	374,135
Sbarro, Inc., Term Loan, 4.741%***, 1/31/2014		305,000	264,874
Scorpion Holding Ltd., Second Lien Term Loan, 7.731%***, 11/29/2010		875,000	822,500
		Principal Amount ($)(a)	Value ($)

Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, 3.735%***, 10/10/2014		360,639	293,809
Term Loan B3, 3.735%***, 10/10/2014		3,719,388	3,014,247
Tribune Co., Term Loan B, 5.25%***, 6/4/2014**		1,009,426	579,158
VML US Finance LLC:
Term Delay Draw B, 4.76%***, 5/25/2012		110,246	104,841
Term Loan B, 4.76%***, 5/27/2013		190,865	181,507
Total Loan Participations and Assignments (Cost $17,794,613)			15,801,437

Preferred Securities 0.5%
Financials 0.1%
Xerox Capital Trust I, 8.0%, 2/1/2027		315,000	311,850
Materials 0.4%
Hercules, Inc., 6.5%, 6/30/2029		1,135,000	771,800
Total Preferred Securities (Cost $1,046,515)			1,083,650
	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	18,256	127,793
SuperMedia, Inc.*	726	25,409
Vertis Holdings, Inc.*	9,993	0
		153,202
Industrials 0.0%
World Color Press, Inc.*	2,768	26,282
Materials 0.0%
GEO Specialty Chemicals, Inc.*	24,225	20,591
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
		22,466
Total Common Stocks (Cost $1,605,255)		201,950
	Shares	Value ($)

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	3	0
Series AI, 144A, 12.0%*	30,000	0
Series B, 12.0%*	5,000	0
Total Convertible Preferred Stocks (Cost $46,019)		0

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	149,500	5,989
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	3,138	16,828
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	1,100	0
Total Warrants (Cost $244,286)		22,817

Securities Lending Collateral 4.7%
Daily Assets Fund Institutional, 0.17% (d) (e) (Cost $9,207,555)	9,207,555	9,207,555

Cash Equivalents 0.3%
Central Cash Management Fund, 0.14% (d) (Cost $605,688)	605,688	605,688
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $212,096,190)+	103.1	203,136,206
Other Assets and Liabilities, Net	(3.1)	(6,112,235)
Net Assets	100.0	197,023,971

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	9.5%	6/1/2010	700,000	USD	700,000	0
ARCO Chemical Co.	9.8%	2/1/2020	3,120,000	USD	3,544,456	2,215,200
Buffalo Thunder Development Authority	9.375%	12/15/2014	250,000	USD	250,000	43,750
CanWest MediaWorks LP	9.25%	8/1/2015	340,000	USD	340,000	50,575
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,021,050	252,000
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	490,000	USD	495,962	4,900
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	278,182	USD	264,717	158,564
Jefferson Smurfit Corp.	8.25%	10/1/2012	870,000	USD	663,963	765,600
New ASAT (Finance) Ltd.	9.25%	2/1/2011	575,000	USD	519,944	719
Pliant Corp.	11.85%	6/15/2009	11	USD	11	10
R.H. Donnelley Corp.	8.875%	10/15/2017	1,185,000	USD	1,185,208	111,094
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	234,313	27
Reader's Digest Association, Inc.	9.0%	2/15/2017	350,000	USD	346,867	3,938
Simmons Co.	10.0%	12/15/2014	1,655,000	USD	1,390,288	132,400
Smurfit-Stone Container Enterprises, Inc.	8.375%	7/1/2012	190,000	USD	146,300	168,150
Tribune Co.	5.25%	6/4/2014	1,009,426	USD	905,407	579,158
Tropicana Entertainment LLC	9.625%	12/15/2014	1,220,000	USD	959,601	6,100
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	105,000	USD	107,100	2,166
Young Broadcasting, Inc.	8.75%	1/15/2014	2,040,000	USD	1,981,498	7,140
					15,056,685	4,501,491

*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

+ The cost for federal income tax purposes was $212,419,626. At December 31, 2009, net unrealized depreciation for all securities based on tax cost was $9,283,420. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,329,434 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,612,854.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $8,825,500, which is 4.5% of net assets.

(c) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 8/15/2012.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At December 31, 2009, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	9,715,000	USD	13,903,166	1/25/2010	(23,448)	Citibank NA
EUR	43,800	USD	62,786	1/25/2010	(2)	JPMorgan Chase Bank
Total unrealized depreciation					(23,450)
Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (f)
Corporate Bonds	$ —	$ 173,687,203	$ 2,525,906	$ 176,213,109
Loan Participations and Assignments	—	14,408,021	1,393,416	15,801,437
Preferred Securities	—	1,083,650	—	1,083,650
Common Stocks (f)	51,691	127,793	22,466	201,950
Convertible Preferred Stocks	—	—	0	0
Warrants (f)	—	16,828	5,989	22,817
Short-Term Investments (f)	$ 9,813,243	$ —	$ —	$ 9,813,243
Total	$ 9,864,934	$ 189,323,495	$ 3,947,777	$ 203,136,206
Liabilities
Derivatives (g)	$ —	$ (23,450)	$ —	$ (23,450)
Total	$ —	$ (23,450)	$ —	$ (23,450)

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open forward foreign currency exchange contracts.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Loan Participations and Assignments	Other Investments	Common Stocks	Convertible Preferred Stocks	Warrants	Total
Balance as of December 31, 2008	$ 110,737	$ 1,327,844	$ 528,000	$ 22,466	$ —	$ 11,730	$ 2,000,777
Realized gains (loss)	—	(82,512)	—	—	—	(1)	(82,513)
Change in unrealized appreciation (depreciation)	(558,094)	378,356	417,336	—	0	(250,026)	(12,428)
Amortization premium/discount	14,977	18,112	994	—	—	—	34,083
Net purchases (sales)	1,628,689	(56,334)	(946,330)	—	—	244,286	870,311
Net transfers in (out) of Level 3	1,329,597	(192,050)	—	—	0	—	1,137,547
Balance as of December 31, 2009	$ 2,525,906	$ 1,393,416	$ —	$ 22,466	$ 0	$ 5,989	$ 3,947,777
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ (791,843)	$ (38,370)	$ —	$ —	$ 0	$ (250,026)	$ (1,080,239)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $202,282,947) — including $8,825,500 of securities loaned	$ 193,322,963
Investments in Daily Assets Fund Institutional (cost $9,207,555)*	9,207,555
Investment in Central Cash Management Fund (cost $605,688)	605,688
Total investments, at value (cost $212,096,190)	203,136,206
Cash	122,628
Foreign currency, at value (cost $47)	47
Receivable for investments sold	38,629
Receivable for Portfolio shares sold	437
Interest receivable	3,680,882
Foreign taxes recoverable	3,253
Other assets	3,885
Total assets	206,985,967
Liabilities
Payable for investments purchased	332,176
Payable for Portfolio shares redeemed	131,392
Payable upon return of securities loaned	9,207,555
Unrealized depreciation on open forward foreign currency exchange contracts	23,450
Accrued management fee	83,195
Other accrued expenses and payables	184,228
Total liabilities	9,961,996
Net assets, at value	$ 197,023,971
Net Assets Consist of
Undistributed net investment income	15,102,955
Net unrealized appreciation (depreciation) on: Investments	(8,959,984)
Foreign currency	(27,628)
Accumulated net realized gain (loss)	(108,542,958)
Paid-in capital	299,451,586
Net assets, at value	$ 197,023,971
Class A Net Asset Value, offering and redemption price per share ($196,873,477 ÷ 30,057,940 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.55
Class B Net Asset Value, offering and redemption price per share ($150,494 ÷ 22,888 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 6.58

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Interest (net of foreign taxes withheld of $164)	$ 16,619,845
Income distributions — affiliated cash management vehicles	34,530
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	23,108
Total Income	16,677,483
Expenses: Management fee	879,928
Administration fee	175,986
Distribution service fee (Class B)	351
Services to shareholders	2,584
Legal fees	24,634
Audit and tax fees	67,710
Trustees' fees and expenses	6,099
Reports to shareholders	6,996
Custodian fee and other	6,843
Total expenses	1,171,131
Net investment income (loss)	15,506,352
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(10,573,474)
Credit default swap contracts	273,723
Foreign currency	(140,196)
(10,439,947)
Change in net unrealized appreciation (depreciation) on: Investments	54,994,069
Credit default swap contracts	(288,556)
Foreign currency	(168,142)
54,537,371
Net gain (loss)	44,097,424
Net increase (decrease) in net assets resulting from operations	$ 59,603,776

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 15,506,352	$ 17,807,765
Net realized gain (loss)	(10,439,947)	(22,467,601)
Change in net unrealized appreciation (depreciation)	54,537,371	(46,037,011)
Net increase (decrease) in net assets resulting from operations	59,603,776	(50,696,847)
Distributions to shareholders from: Net investment income: Class A	(18,645,480)	(23,705,161)
Class B	(15,950)	(925,654)
Total distributions	(18,661,430)	(24,630,815)
Portfolio share transactions: Class A Proceeds from shares sold	36,369,714	34,048,144
Reinvestment of distributions	18,645,480	23,705,161
Cost of shares redeemed	(52,798,244)	(77,354,304)
Net increase (decrease) in net assets from Class A share transactions	2,216,950	(19,600,999)
Class B Proceeds from shares sold	2,036	76,767
Reinvestment of distributions	15,950	925,654
Cost of shares redeemed	(32,524)	(9,671,811)
Net increase (decrease) in net assets from Class B share transactions	(14,538)	(8,669,390)
Increase (decrease) in net assets	43,144,758	(103,598,051)
Net assets at beginning of period	153,879,213	257,477,264
Net assets at end of period (including undistributed net investment income of $15,102,955 and $18,004,319, respectively)	$ 197,023,971	$ 153,879,213
Other Information
Class A Shares outstanding at beginning of period	29,000,230	31,702,335
Shares sold	6,555,256	5,474,310
Shares issued to shareholders in reinvestment of distributions	3,844,429	3,511,876
Shares redeemed	(9,341,975)	(11,688,291)
Net increase (decrease) in Class A shares	1,057,710	(2,702,105)
Shares outstanding at end of period	30,057,940	29,000,230
Class B Shares outstanding at beginning of period	25,274	1,262,331
Shares sold	379	10,281
Shares issued to shareholders in reinvestment of distributions	3,268	136,728
Shares redeemed	(6,033)	(1,384,066)
Net increase (decrease) in Class B shares	(2,386)	(1,237,057)
Shares outstanding at end of period	22,888	25,274

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.30	$ 7.81	$ 8.38	$ 8.23	$ 8.78
Income (loss) from investment operations: Net investment income[a]	.51	.57	.63	.62	.68
Net realized and unrealized gain (loss)	1.40	(2.29)	(.54)	.19	(.38)
Total from investment operations	1.91	(1.72)	.09	.81	.30
Less distributions from: Net investment income	(.66)	(.79)	(.66)	(.66)	(.85)
Net asset value, end of period	$ 6.55	$ 5.30	$ 7.81	$ 8.38	$ 8.23
Total Return (%)	39.99	(23.94)[b]	.96	10.47	3.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	154	248	322	344
Ratio of expenses before expense reductions (%)	.67	.80	.69	.71	.70
Ratio of expenses after expense reductions (%)	.67	.79	.69	.71	.70
Ratio of net investment income (%)	8.81	8.42	7.84	7.73	8.27
Portfolio turnover rate (%)	66	38	61	93	100
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.31	$ 7.81	$ 8.38	$ 8.22	$ 8.77
Income (loss) from investment operations: Net investment income[a]	.49	.53	.60	.59	.65
Net realized and unrealized gain (loss)	1.42	(2.27)	(.54)	.20	(.39)
Total from investment operations	1.91	(1.74)	.06	.79	.26
Less distributions from: Net investment income	(.64)	(.76)	(.63)	(.63)	(.81)
Net asset value, end of period	$ 6.58	$ 5.31	$ 7.81	$ 8.38	$ 8.22
Total Return (%)	39.64	(24.13)[b]	.54	10.11	3.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.1	10	53	56
Ratio of expenses before expense reductions (%)	.94	1.25	1.08	1.10	1.10
Ratio of expenses after expense reductions (%)	.94	1.23	1.08	1.10	1.10
Ratio of net investment income (%)	8.54	7.98	7.45	7.34	7.87
Portfolio turnover rate (%)	66	38	61	93	100
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2009

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.84% and 1.20% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

The Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,537	$9,022	$10,617	$15,584
	Average annual total return	25.37%	-3.37%	1.21%	4.54%
Russell 1000 Value Index	Growth of $10,000	$11,969	$7,546	$9,875	$12,767
	Average annual total return	19.69%	-8.96%	-0.25%	2.47%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$12,486	$8,920	$10,417	$13,277
	Average annual total return	24.86%	-3.74%	0.82%	3.85%
Russell 1000 Value Index	Growth of $10,000	$11,969	$7,546	$9,875	$13,270
	Average annual total return	19.69%	-8.96%	-0.25%	3.84%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,170.30	$ 1,167.70
Expenses Paid per $1,000*	$ 3.94	$ 5.52
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,021.58	$ 1,020.11
Expenses Paid per $1,000*	$ 3.67	$ 5.14

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.72%	1.01%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Large Cap Value VIP

Amid an extremely positive environment for the broader market, DWS Large Cap Value VIP delivered a strong return of 25.37% (Class A shares, unadjusted for contract charges) and outperformed the 19.69% return of its benchmark, the Russell 1000® Value Index.

The most important factor in the Portfolio's strong performance was its positioning in the energy sector. Our portfolio was tilted toward the drilling and services industries, both of which are very sensitive to changes in the price of oil, and away from the larger, more stable integrated companies. Given that oil rose from its early 2009 low of near $35 per barrel to over $80 by mid-October 2009, this positioning added substantial value. The technology and health care sectors were also sources of strength for the Portfolio, led by Brocade Communications Systems, Inc. and Thermo Fisher Scientific, Inc.

Consistent with the exceptional gain of the broader market, few of the Portfolio's holdings lost ground during the year. Instead, the majority of our underperformers were stocks that generated a positive return but failed to keep pace with the Russell 1000 Value Index. Among these were several holdings in the consumer staples and utilities sectors. The Portfolio also lost some relative performance via its underweights in many of the largest financial stocks.1

We made substantial shifts to the Portfolio's positioning during 2009. At the beginning of the year, the Portfolio held an overweight in economically sensitive areas of the market such as energy, industrials, materials and technology. Many stocks in these groups fell to extremely attractive valuations in 2008, prompting us to adopt this pro-cyclical bias.2 This positioning paid off when economically sensitive stocks staged a massive recovery and outperformed the broader market by a wide margin. As valuations climbed back to more reasonable levels, we elected to trim these positions in order to take profits. As a result, the Portfolio is now underweight in technology, industrials and energy. The areas where we have been finding new investment opportunities are the more defensive segments of the market: telecommunications, utilities and health care. We see all three of these groups as being fertile ground in which to find stocks that are trading at valuations well below that of the broader market. Our more defensive posture is also reflected in our continued underweights in both the financial and consumer discretionary sectors.

Thomas Schuessler, Ph.D.
Lead Portfolio Manager

Oliver Pfeil, Ph.D.
Volker Dosch
Portfolio Managers

The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

2 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Energy	15%	18%
Financials	15%	14%
Health Care	13%	16%
Consumer Staples	12%	9%
Utilities	11%	11%
Telecommunication Services	11%	5%
Industrials	10%	9%
Materials	6%	5%
Consumer Discretionary	5%	4%
Information Technology	2%	9%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 173. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 5.4%
Distributors 1.7%
Genuine Parts Co. (a)	93,383	3,544,819
Diversified Consumer Services 1.3%
H&R Block, Inc.	125,955	2,849,102
Hotels Restaurants & Leisure 1.2%
Carnival Corp. (Units)*	81,407	2,579,788
Textiles, Apparel & Luxury Goods 1.2%
VF Corp.	34,848	2,552,267
Consumer Staples 11.8%
Beverages 1.0%
PepsiCo, Inc.	36,300	2,207,040
Food & Staples Retailing 3.0%
CVS Caremark Corp.	114,524	3,688,818
Kroger Co.	136,421	2,800,723
		6,489,541
Food Products 2.0%
General Mills, Inc.	36,855	2,609,703
Kraft Foods, Inc. "A"	61,850	1,681,083
		4,290,786
Household Products 1.0%
Procter & Gamble Co.	35,353	2,143,453
Personal Products 0.7%
Mead Johnson Nutrition Co. "A"	34,386	1,502,668
Tobacco 4.1%
Altria Group, Inc.	247,885	4,865,983
Philip Morris International, Inc.	80,692	3,888,547
		8,754,530
Energy 15.0%
Energy Equipment & Services 5.0%
ENSCO International PLC (ADR)	70,629	2,820,922
Noble Corp.	66,912	2,723,319
Transocean Ltd.*	62,110	5,142,708
		10,686,949
Oil, Gas & Consumable Fuels 10.0%
Canadian Natural Resources Ltd.	38,347	2,759,067
Chevron Corp.	48,169	3,708,531
ExxonMobil Corp.	55,458	3,781,681
Marathon Oil Corp.	132,110	4,124,474
Nexen, Inc.	115,068	2,753,577
Suncor Energy, Inc.	122,429	4,322,968
		21,450,298
Financials 15.0%
Capital Markets 1.6%
Ameriprise Financial, Inc.	38,260	1,485,253
Morgan Stanley	65,527	1,939,599
		3,424,852
Commercial Banks 2.1%
KeyCorp	189,391	1,051,120
M&T Bank Corp.	19,148	1,280,810
Regions Financial Corp.	203,529	1,076,668
SunTrust Banks, Inc. (a)	48,036	974,651
		4,383,249
	Shares	Value ($)

Diversified Financial Services 4.1%
Bank of America Corp.	189,926	2,860,286
JPMorgan Chase & Co.	93,931	3,914,105
The NASDAQ OMX Group, Inc.*	102,792	2,037,337
		8,811,728
Insurance 6.7%
Allstate Corp.	76,313	2,292,443
Assurant, Inc.	81,975	2,416,623
Fidelity National Financial, Inc. "A"	102,394	1,378,223
First American Corp.	31,875	1,055,381
HCC Insurance Holdings, Inc. (a)	33,888	947,847
Lincoln National Corp.	83,530	2,078,227
MetLife, Inc.	60,529	2,139,700
PartnerRe Ltd.	26,824	2,002,680
		14,311,124
Thrifts & Mortgage Finance 0.5%
New York Community Bancorp., Inc. (a)	78,139	1,133,797
Health Care 12.5%
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	40,221	2,360,168
Becton, Dickinson & Co.	36,012	2,839,907
		5,200,075
Health Care Providers & Services 1.8%
McKesson Corp.	62,461	3,903,812
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.*	57,374	2,736,166
Pharmaceuticals 7.0%
Bristol-Myers Squibb Co. (a)	46,596	1,176,549
Merck & Co., Inc.	134,443	4,912,547
Pfizer, Inc.	222,218	4,042,145
Teva Pharmaceutical Industries Ltd. (ADR)	85,758	4,817,885
		14,949,126
Industrials 9.4%
Aerospace & Defense 5.6%
Honeywell International, Inc.	101,921	3,995,303
L-3 Communications Holdings, Inc.	20,492	1,781,780
Lockheed Martin Corp.	33,455	2,520,834
United Technologies Corp.	52,581	3,649,647
		11,947,564
Electrical Equipment 2.2%
Emerson Electric Co.	112,717	4,801,744
Machinery 1.6%
Dover Corp.	82,965	3,452,174
Information Technology 2.1%
Communications Equipment 1.0%
Brocade Communications Systems, Inc.*	280,486	2,140,108
IT Services 1.1%
Automatic Data Processing, Inc.	54,846	2,348,506
Materials 6.0%
Chemicals 3.5%
Air Products & Chemicals, Inc.	50,365	4,082,587
Praxair, Inc.	40,665	3,265,806
		7,348,393
	Shares	Value ($)

Containers & Packaging 1.5%
Sonoco Products Co.	111,792	3,269,916
Metals & Mining 1.0%
Kinross Gold Corp.	116,215	2,138,356
Telecommunication Services 10.7%
Diversified Telecommunication Services 9.1%
AT&T, Inc.	203,344	5,699,732
BCE, Inc.	89,689	2,476,313
CenturyTel, Inc.	114,440	4,143,873
Deutsche Telekom AG (ADR)	167,020	2,455,194
Verizon Communications, Inc.	142,847	4,732,521
		19,507,633
Wireless Telecommunication Services 1.6%
Vodafone Group PLC (ADR) (a)	150,712	3,479,940
Utilities 11.1%
Electric Utilities 8.8%
Allegheny Energy, Inc.	107,108	2,514,896
American Electric Power Co., Inc.	82,028	2,853,754
Duke Energy Corp. (a)	119,039	2,048,661
Entergy Corp.	29,160	2,386,454
Exelon Corp.	70,143	3,427,889
FirstEnergy Corp.	72,098	3,348,952
Southern Co.	71,027	2,366,620
		18,947,226
	Shares	Value ($)

Multi-Utilities 2.3%
PG&E Corp. (a)	110,053	4,913,865
Total Common Stocks (Cost $181,124,386)		212,200,595

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $14,603,100)	14,603,100	14,603,100

Cash Equivalents 1.3%
Central Cash Management Fund, 0.14% (b) (Cost $2,700,149)	2,700,149	2,700,149
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $198,427,635)+	107.1	229,503,844
Other Assets and Liabilities, Net	(7.1)	(15,264,245)
Net Assets	100.0	214,239,599

* Non-income producing security.

+ The cost for federal income tax purposes was $200,900,142. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $28,603,702. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,192,691 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,588,989.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $14,101,484, which is 6.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 212,200,595	$ —	$ —	$ 212,200,595
Short-Term Investments (d)	17,303,249	—	—	17,303,249
Total	$ 229,503,844	$ —	$ —	$ 229,503,844

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $181,124,386) — including $14,101,484 of securities loaned	$ 212,200,595
Investment in Daily Assets Fund Institutional (cost $14,603,100)*	14,603,100
Investment in Central Cash Management Fund (cost $2,700,149)	2,700,149
Total investments, at value (cost $198,427,635)	229,503,844
Foreign currency, at value (cost $8,102)	8,268
Receivable for Portfolio shares sold	1,196
Dividends receivable	555,184
Interest receivable	6,274
Foreign taxes recoverable	22,177
Other assets	268
Total assets	230,097,211
Liabilities
Payable upon return of securities loaned	14,603,100
Payable for investments purchased	889,379
Payable for Portfolio shares redeemed	152,716
Accrued management fee	113,160
Other accrued expenses and payables	99,257
Total liabilities	15,857,612
Net assets, at value	$ 214,239,599
Net Assets Consist of
Undistributed net investment income	3,905,854
Net unrealized appreciation (depreciation) on: Investments	31,076,209
Foreign currency	2,894
Accumulated net realized gain (loss)	(51,210,000)
Paid-in capital	230,464,642
Net assets, at value	$ 214,239,599
Class A Net Asset Value, offering and redemption price per share ($213,516,307 ÷ 19,667,770 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.86
Class B Net Asset Value, offering and redemption price per share ($723,292 ÷ 66,594 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.86

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $45,731)	$ 5,233,781
Interest	2,916
Income distributions — affiliated cash management vehicles	13,141
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	89,973
Total Income	5,339,811
Expenses: Management fee	1,164,765
Administration fee	179,195
Services to shareholders	2,828
Distribution service fee (Class B)	1,457
Record keeping fees (Class B)	197
Trustees' fees and expenses	5,247
Reports to shareholders	15,458
Total expenses	1,369,147
Net investment income (loss)	3,970,664
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,852,346)
Futures	(17,763)
Foreign currency	1,423
Payments by affiliates (see Note H)	281
(2,868,405)
Change in net unrealized appreciation (depreciation) on: Investments	44,333,016
Foreign currency	3,260
44,336,276
Net gain (loss)	41,467,871
Net increase (decrease) in net assets resulting from operations	$ 45,438,535

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 3,970,664	$ 2,962,040
Net realized gain (loss)	(2,868,405)	(26,840,748)
Change in net unrealized appreciation (depreciation)	44,336,276	(52,635,662)
Net increase (decrease) in net assets resulting from operations	45,438,535	(76,514,370)
Distributions to shareholders from: Net investment income: Class A	(2,847,989)	(3,899,692)
Class B	(9,025)	(108,225)
Net realized gains: Class A	—	(50,886,890)
Class B	—	(1,761,177)
Total distributions	$ (2,857,014)	$ (56,655,984)
Portfolio share transactions: Class A Proceeds from shares sold	5,193,145	23,340,147
Net assets acquired in tax-free reorganization	107,453,089	—
Reinvestment of distributions	2,847,989	54,786,582
Cost of shares redeemed	(62,359,106)	(58,393,451)
Net increase (decrease) in net assets from Class A share transactions	53,135,117	19,733,278
Class B Proceeds from shares sold	313,837	480,950
Net assets acquired in tax-free reorganization	202,242	—
Reinvestment of distributions	9,025	1,869,402
Cost of shares redeemed	(238,487)	(7,955,451)
Net increase (decrease) in net assets from Class B share transactions	286,617	(5,605,099)
Increase (decrease) in net assets	96,003,255	(119,042,175)
Net assets at beginning of period	118,236,344	237,278,519
Net assets at end of period (including undistributed net investment income of $3,905,854 and $2,799,366, respectively)	$ 214,239,599	$ 118,236,344
Other Information
Class A Shares outstanding at beginning of period	13,220,277	11,941,625
Shares sold	540,244	1,675,530
Shares issued in tax-free reorganization	12,224,432	—
Shares issued to shareholders in reinvestment of distributions	355,554	4,201,425
Shares redeemed	(6,672,737)	(4,598,303)
Net increase (decrease) in Class A shares	6,447,493	1,278,652
Shares outstanding at end of period	19,667,770	13,220,277
Class B Shares outstanding at beginning of period	32,776	412,771
Shares sold	32,526	38,113
Shares issued in tax-free reorganization	22,957	—
Shares issued to shareholders in reinvestment of distributions	1,124	143,030
Shares redeemed	(22,789)	(561,138)
Net increase (decrease) in Class B shares	33,818	(379,995)
Shares outstanding at end of period	66,594	32,776

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.92	$ 19.21	$ 17.96	$ 15.81	$ 15.79
Income (loss) from investment operations: Net investment income (loss)[a]	.21	.21	.26	.29[c]	.26
Net realized and unrealized gain (loss)	1.97	(5.68)	1.98	2.12	.04
Total from investment operations	2.18	(5.47)	2.24	2.41	.30
Less distributions from: Net investment income	(.24)	(.34)	(.32)	(.26)	(.28)
Net realized gains	—	(4.48)	(.67)	—	—
Total distributions	(.24)	(4.82)	(.99)	(.26)	(.28)
Net asset value, end of period	$ 10.86	$ 8.92	$ 19.21	$ 17.96	$ 15.81
Total Return (%)	25.37	(36.40)[b]	13.15[b,d]	15.41[c]	1.97[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	214	118	229	275	268
Ratio of expenses before expense reductions (%)	.76	.87	.83	.83	.80
Ratio of expenses after expense reductions (%)	.76	.86	.82	.83	.80
Ratio of net investment income (loss) (%)	2.22	1.59	1.43	1.73[c]	1.64
Portfolio turnover rate (%)	76	97	103	76	64

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 8.92	$ 19.20	$ 17.94	$ 15.79	$ 15.77
Income (loss) from investment operations: Net investment income (loss)[a]	.19	.12	.19	.23[c]	.19
Net realized and unrealized gain (loss)	1.96	(5.64)	1.99	2.11	.05
Total from investment operations	2.15	(5.52)	2.18	2.34	.24
Less distributions from: Net investment income	(.21)	(.28)	(.25)	(.19)	(.22)
Net realized gains	—	(4.48)	(.67)	—	—
Total distributions	(.21)	(4.76)	(.92)	(.19)	(.22)
Net asset value, end of period	$ 10.86	$ 8.92	$ 19.20	$ 17.94	$ 15.79
Total Return (%)	24.86	(36.64)[b]	12.77[b,d]	14.96[c]	1.58[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.29		8	40	40
Ratio of expenses before expense reductions (%)	1.06	1.28	1.21	1.21	1.21
Ratio of expenses after expense reductions (%)	1.06	1.26	1.20	1.21	1.20
Ratio of net investment income (loss) (%)	1.92	1.20	1.06	1.35[c]	1.24
Portfolio turnover rate (%)	76	97	103	76	64

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.

Performance Summary December 31, 2009

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 is 1.08% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP
[] DWS Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$14,309	$7,747	$9,888	$7,106
	Average annual total return	43.09%	-8.16%	-.22%	-3.36%
Russell Midcap Growth Index	Growth of $10,000	$14,629	$9,075	$11,258	$9,491
	Average annual total return	46.29%	-3.18%	2.40%	-.52%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,231.60
Expenses Paid per $1,000*	$ 5.46
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,020.32
Expenses Paid per $1,000*	$ 4.94

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Mid Cap Growth VIP	.97%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio of any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Mid Cap Growth VIP

After the spectacular market declines in late 2008 and early 2009, global equity markets posted an equally spectacular recovery for the balance of 2009. For the 12 months ended December 31, 2009, the Portfolio returned 43.09% (Class A shares, unadjusted for contract charges), compared with the 46.29% return of the Russell Midcap® Growth Index. These outstanding returns obscure the weakness that afflicted the global equity markets in the first two months of the period. After several months of financial turmoil, characterized by record volatility, spread widening and extreme risk aversion, the markets were poised for a dramatic rebound.1 In early March 2009, the effects of unprecedented global monetary and fiscal stimulus led to a sharp reversal in sentiment and a strong equity rally led once again by small- and mid-cap stocks. This rebound carried through to the end of the year amid mounting evidence that the global economy and corporate earnings were on the path to recovery.

Despite the Portfolio's strong return, it underperformed the benchmark, primarily due to stock selection. Detractors from performance over the 12-month period included unfavorable stock selection within materials, utilities and telecom services. An overweight position in health care also detracted from returns, as did an underweight in information technology.2 Positive contributors to performance included an overweight position in energy, and underweight positions in consumer staples, utilities and industrials. Stock selection was positive within consumer discretionary, financials and energy.

We continue to maintain a long-term perspective, investing in quality mid-cap growth stocks.

Joseph Axtell, CFA
Rafaelina M. Lee
Portfolio Managers

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Spread refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology	22%	22%
Consumer Discretionary	18%	17%
Industrials	14%	13%
Health Care	12%	17%
Energy	12%	10%
Financials	9%	8%
Materials	8%	4%
Consumer Staples	3%	4%
Telecommunication Services	2%	3%
Utilities	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 185. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 17.3%
Auto Components 1.3%
Gentex Corp.	15,900	283,815
Diversified Consumer Services 1.3%
Strayer Education, Inc. (a)	1,300	276,237
Hotels Restaurants & Leisure 2.2%
Darden Restaurants, Inc.	8,700	305,109
Penn National Gaming, Inc.*	7,000	190,260
		495,369
Internet & Catalog Retail 1.5%
Priceline.com, Inc.* (a)	1,550	338,675
Multiline Retail 0.2%
Dollar General Corp.* (a)	2,100	47,103
Specialty Retail 9.1%
Advance Auto Parts, Inc.	6,500	263,120
American Eagle Outfitters, Inc.	17,500	297,150
Children's Place Retail Stores, Inc.* (a)	9,500	313,595
Guess?, Inc.	10,200	431,460
Tiffany & Co.	6,600	283,800
Urban Outfitters, Inc.*	12,800	447,872
		2,036,997
Textiles, Apparel & Luxury Goods 1.7%
Deckers Outdoor Corp.* (a)	3,800	386,536
Consumer Staples 3.1%
Household Products 1.6%
Church & Dwight Co., Inc. (a)	5,800	350,610
Personal Products 1.5%
Herbalife Ltd.	8,600	348,902
Energy 11.7%
Energy Equipment & Services 3.5%
Cameron International Corp.*	5,000	209,000
Core Laboratories NV	1,000	118,120
FMC Technologies, Inc.*	5,100	294,984
Noble Corp.	3,800	154,660
		776,764
Oil, Gas & Consumable Fuels 8.2%
Alpha Natural Resources, Inc.*	7,500	325,350
Concho Resources, Inc.*	7,100	318,790
EXCO Resources, Inc.	10,900	231,407
Petrohawk Energy Corp.*	7,700	184,723
Range Resources Corp. (a)	4,300	214,355
Southwestern Energy Co.*	5,100	245,820
Ultra Petroleum Corp.*	6,330	315,614
		1,836,059
Financials 8.7%
Capital Markets 5.2%
Affiliated Managers Group, Inc.* (a)	2,000	134,700
Jefferies Group, Inc.* (a)	6,600	156,618
Lazard Ltd. "A"	7,000	265,790
Och-Ziff Capital Management Group "A", (Limited Partnership) (a)	16,300	223,962
TD Ameritrade Holding Corp.*	10,100	195,738
Waddell & Reed Financial, Inc. "A"	5,900	180,186
		1,156,994
	Shares	Value ($)

Diversified Financial Services 1.8%
MSCI, Inc. "A"*	8,038	255,608
Portfolio Recovery Associates, Inc.* (a)	3,300	148,104
		403,712
Insurance 1.0%
Lincoln National Corp.	9,400	233,872
Thrifts & Mortgage Finance 0.7%
New York Community Bancorp., Inc.	10,200	148,002
Health Care 12.1%
Biotechnology 2.4%
Alexion Pharmaceuticals, Inc.*	3,500	170,870
BioMarin Pharmaceutical, Inc.* (a)	6,400	120,384
Talecris Biotherapeutics Holdings Corp.* (a)	5,400	120,258
Vertex Pharmaceuticals, Inc.* (a)	2,800	119,980
		531,492
Health Care Equipment & Supplies 4.1%
Edwards Lifesciences Corp.*	2,400	208,440
Hologic, Inc.* (a)	10,800	156,600
Kinetic Concepts, Inc.* (a)	1,500	56,475
Thoratec Corp.* (a)	6,100	164,212
Varian Medical Systems, Inc.* (a)	3,500	163,975
Wright Medical Group, Inc.*	8,800	166,760
		916,462
Health Care Providers & Services 2.5%
Fresenius Medical Care AG & Co. KGaA (ADR)	4,600	243,846
Laboratory Corp. of America Holdings* (a)	2,500	187,100
Owens & Minor, Inc.	2,800	120,204
		551,150
Health Care Technology 0.6%
Cerner Corp.*	1,700	140,148
Life Sciences Tools & Services 2.0%
Life Technologies Corp.*	4,800	250,704
QIAGEN NV* (a)	9,400	209,808
		460,512
Pharmaceuticals 0.5%
Biovail Corp.	7,400	103,304
Industrials 14.2%
Aerospace & Defense 1.3%
BE Aerospace, Inc.* (a)	12,000	282,000
Commercial Services & Supplies 1.0%
Stericycle, Inc.* (a)	4,000	220,680
Construction & Engineering 1.8%
Aecom Technology Corp.*	9,100	250,250
Quanta Services, Inc.*	7,200	150,048
		400,298
Electrical Equipment 2.6%
A123 Systems, Inc.*	7,300	163,812
First Solar, Inc.* (a)	1,300	176,020
General Cable Corp.* (a)	7,100	208,882
GrafTech International Ltd.*	2,900	45,095
		593,809
Industrial Conglomerates 1.1%
McDermott International, Inc.*	10,800	259,308
	Shares	Value ($)

Machinery 2.3%
Joy Global, Inc.	5,100	263,109
Terex Corp.* (a)	12,700	251,587
		514,696
Professional Services 2.3%
FTI Consulting, Inc.* (a)	6,800	320,688
Robert Half International, Inc. (a)	7,000	187,110
		507,798
Road & Rail 1.8%
Genesee & Wyoming, Inc. "A"*	5,300	172,992
Knight Transportation, Inc. (a)	12,300	237,267
		410,259
Information Technology 21.2%
Communications Equipment 2.1%
F5 Networks, Inc.*	5,100	270,198
Juniper Networks, Inc.*	7,700	205,359
		475,557
Electronic Equipment, Instruments & Components 1.2%
Itron, Inc.*	3,950	266,902
IT Services 3.4%
Cognizant Technology Solutions Corp. "A"*	10,400	471,120
CyberSource Corp.* (a)	14,800	297,628
		768,748
Semiconductors & Semiconductor Equipment 6.8%
Analog Devices, Inc.	7,900	249,482
ARM Holdings PLC (ADR)	31,900	273,064
ASML Holding NV (NY Registered Shares)	5,000	170,450
Broadcom Corp. "A"*	8,600	270,470
Cavium Networks, Inc.*	8,000	190,640
Marvell Technology Group Ltd.*	18,000	373,500
		1,527,606
Software 7.7%
Adobe Systems, Inc.*	4,800	176,544
Blackboard, Inc.* (a)	5,700	258,723
BMC Software, Inc.*	4,900	196,490
Concur Technologies, Inc.* (a)	5,100	218,025
Lawson Software, Inc.*	22,200	147,630
McAfee, Inc.*	5,000	202,850
Rovi Corp.*	5,900	188,033
Salesforce.com, Inc.* (a)	4,500	331,965
		1,720,260
	Shares	Value ($)

Materials 7.8%
Construction Materials 1.0%
Martin Marietta Materials, Inc. (a)	2,500	223,525
Containers & Packaging 2.1%
Crown Holdings, Inc.*	9,900	253,242
Owens-Illinois, Inc.*	6,400	210,368
		463,610
Metals & Mining 3.6%
Cliffs Natural Resources, Inc. (a)	4,700	216,623
Gerdau Ameristeel Corp. (a)	7,100	58,575
Kinross Gold Corp.	11,800	217,120
Steel Dynamics, Inc.	6,000	106,320
United States Steel Corp. (a)	4,000	220,480
		819,118
Paper & Forest Products 1.1%
Schweitzer-Mauduit International, Inc.	3,500	246,225
Telecommunication Services 2.4%
Wireless Telecommunication Services
American Tower Corp. "A"*	7,400	319,753
MetroPCS Communications, Inc.* (a)	28,200	215,166
		534,919
Total Common Stocks (Cost $17,347,945)		22,058,033

Securities Lending Collateral 26.8%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $6,013,831)	6,013,831	6,013,831

Cash Equivalents 2.0%
Central Cash Management Fund, 0.14% (b) (Cost $449,335)	449,335	449,335
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $23,811,111)+	127.3	28,521,199
Other Assets and Liabilities, Net	(27.3)	(6,115,182)
Net Assets	100.0	22,406,017

* Non-income producing security.

+ The cost for federal income tax purposes was $23,950,009. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $4,571,190. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,992,309 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $421,119.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $5,812,172, which is 25.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 22,058,033	$ —	$ —	$ 22,058,033
Short-Term Investments (d)	6,463,166	—	—	6,463,166
Total	$ 28,521,199	$ —	$ —	$ 28,521,199

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $17,347,945) — including $5,812,172 of securities loaned	$ 22,058,033
Investment in Daily Assets Fund Institutional (cost $6,013,831)*	6,013,831
Investment in Central Cash Management Fund (cost $449,335)	449,335
Total investments, at value (cost $23,811,111)	28,521,199
Cash	10,000
Receivable for investments sold	65,245
Dividends receivable	5,399
Interest receivable	1,693
Other assets	434
Total assets	28,603,970
Liabilities
Payable upon return of securities loaned	6,013,831
Payable for investments purchased	68,992
Payable for Portfolio shares redeemed	33,011
Accrued management fee	15,012
Other accrued expenses and payables	67,107
Total liabilities	6,197,953
Net assets, at value	$ 22,406,017
Net Assets Consist of
Accumulated net investment loss	(4,978)
Net unrealized appreciation (depreciation) on investments	4,710,088
Accumulated net realized gain (loss)	(27,920,176)
Paid-in capital	45,621,083
Net assets, at value	$ 22,406,017
Class A Net Asset Value, offering and redemption price per share ($22,406,017 ÷ 2,302,964 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.73

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Dividends (net of foreign taxes withheld of $380)	$ 111,881
Income distributions — affiliated cash management vehicles	2,039
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	25,334
Total Income	139,254
Expenses: Management fee	129,856
Administration fee	19,527
Services to shareholders	1,332
Custodian fee	9,732
Distribution service fee (Class B)	9
Legal fees	8,413
Audit and tax fees	47,893
Trustees' fees and expenses	2,434
Reports to shareholders	9,193
Total expenses before expense reductions	228,389
Expense reductions	(48,515)
Total expenses after expense reductions	179,874
Net investment income (loss)	(40,620)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,073,424)
Payments by affiliates (see Note H)	133
(3,073,291)
Change in net unrealized appreciation (depreciation) on investments	10,072,701
Net gain (loss)	6,999,410
Net increase (decrease) in net assets resulting from operations	$ 6,958,790

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ (40,620)	$ (70,372)
Net realized gain (loss)	(3,073,291)	(4,292,837)
Change in net unrealized appreciation (depreciation)	10,072,701	(17,648,743)
Net increase (decrease) in net assets resulting from operations	6,958,790	(22,011,952)
Portfolio share transactions: Class A Proceeds from shares sold	2,976,222	3,106,392
Cost of shares redeemed	(5,876,870)	(13,526,182)
Shares converted*	17,354	—
Net increase (decrease) in net assets from Class A share transactions	(2,883,294)	(10,419,790)
Class B Proceeds from shares sold	—	46,809
Cost of shares redeemed	(64)	(1,840,021)
Shares converted*	(17,354)	—
Net increase (decrease) in net assets from Class B share transactions	(17,418)	(1,793,212)
Increase (decrease) in net assets	4,058,078	(34,224,954)
Net assets at beginning of period	18,347,939	52,572,893
Net assets at end of period (including accumulated net investment loss of $4,978 and $4,978, respectively)	$ 22,406,017	$ 18,347,939
Other Information
Class A Shares outstanding at beginning of period	2,694,618	3,720,929
Shares sold	374,687	300,045
Shares redeemed	(769,440)	(1,326,356)
Shares converted*	3,099	—
Net increase (decrease) in Class A shares	(391,654)	(1,026,311)
Shares outstanding at end of period	2,302,964	2,694,618
Class B Shares outstanding at beginning of period	3,171	145,552
Shares sold	—	4,043
Shares redeemed	(10)	(146,424)
Shares converted*	(3,161)	—
Net increase (decrease) in Class B shares	(3,171)	(142,381)
Shares outstanding at end of period	—	3,171

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.80	$ 13.61	$ 12.56	$ 11.32	$ 9.84
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.02)	(.05)	(.06)[c]	(.05)
Net realized and unrealized gain (loss)	2.95	(6.79)	1.10	1.30	1.53
Total from investment operations	2.93	(6.81)	1.05	1.24	1.48
Net asset value, end of period	$ 9.73	$ 6.80	$ 13.61	$ 12.56	$ 11.32
Total Return (%)[b]	43.09	(50.04)	8.36	10.95[c]	15.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	18	51	53	57
Ratio of expenses before expense reductions (%)	1.17	1.17	1.05	1.03	1.01
Ratio of expenses after expense reductions (%)	.92	1.02	.90	.93	.95
Ratio of net investment income (loss) (%)	(.21)	(.19)	(.38)	(.51)[c]	(.45)
Portfolio turnover rate (%)	89	82	68	46	104

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.

Performance Summary December 31, 2009

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Risk Considerations

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the Portfolio. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Portfolio's $1.00 share price. The credit quality of the Portfolio's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Portfolio's share price. The Portfolio's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Portfolio may have a significant adverse effect on the share price of the Portfolio. Please read this Portfolio's prospectus for specific details regarding its risk profile.

Portfolio's Class A Shares Yield	7-day current yield
December 31, 2009	.02%
December 31, 2008	1.59%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been 1.31% as of December 31, 2008.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio's shares outstanding.

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,000.50
Expenses Paid per $1,000*	$ 1.82
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,023.39
Expenses Paid per $1,000*	$ 1.84

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.36%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Money Market VIP

By the first quarter of 2009, it seemed evident that the array of government programs launched in response to the US mortgage crisis, the worldwide "credit crunch" and the worst economic downturn since the Great Depression of the 1930s was improving investor sentiment and the overall tone of the financial markets. Liquidity — which had been severely disrupted at the height of the financial crisis — was gradually restored in the short end of the money market curve as yield spreads returned to more accustomed levels. By the end of the second quarter — except for the labor market, where US unemployment hit 10% — the rate of deterioration for economic data seemed to be slowing. In the second half of 2009, we saw continuing improvements in market conditions. Interest rate spreads continued to narrow, liquidity increased and credit markets functioned more efficiently. In line with the recovery in the markets, short-term interest rates declined steadily and substantially throughout the course of 2009.

During the 12-month period ended December 31, 2009, the Portfolio provided a total return of 0.34% (Class A shares, unadjusted for contract charges), compared with the 0.19% average return for the 105 funds in the Lipper Money Market Variable Annuity Funds Category for the same period, according to Lipper Inc. The 7-day current yield as of December 31, 2009 was .02%. (Please see page 193 for more complete performance information.)

At the start of 2009, when conditions in the money markets were considerably more difficult, we employed a defensive strategy for the Portfolio, holding more overnight securities in the form of repurchase agreements in seeking the highest quality possible.1 As conditions eased, we extended the Portfolio's weighted average maturity cautiously with the goal of maintaining high quality along with substantial liquidity. Going forward, we will be employing additional floating-rate securities — whose yields adjust periodically according to an index benchmark — in order to help control the Portfolio's weighted average maturity and position the Portfolio to better capture rising interest rates in a steepening yield curve environment, should one occur.2

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

The Lipper Money Market Variable Annuity Funds Category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category. For the 1-, 3-, 5- and 10-year periods, this category's average return was 0.19% (105 funds), 2.38% (103 funds), 2.87% (99 funds) and 2.70% (72 funds), respectively, as of 12/31/09.

1 Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

2 Weighted average maturity — the average maturity of all the securities that make up a fund portfolio, expressed in days or years.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Money Market VIP

Asset Allocation (As a % of Investment Portfolio)	12/31/09	12/31/08

Commercial Paper	33%	41%
Certificates of Deposit and Bank Notes	22%	16%
Short-Term Notes	21%	14%
Repurchase Agreements	13%	6%
Government & Agency Obligations	10%	17%
Supranational	1%	—
Time Deposit	—	4%
Master Notes	—	2%
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	48 days	61 days
First Tier Retail Money Fund Average	47 days	42 days

* The Portfolio is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 197. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 22.4%
Australia & New Zealand Banking Group Ltd., 0.29%, 1/14/2010	2,000,000	2,000,000
Banco Bilbao Vizcaya Argentaria SA:
0.24%, 4/6/2010	1,400,000	1,400,000
0.25%, 2/18/2010	2,200,000	2,200,000
0.26%, 3/19/2010	1,000,000	1,000,000
Bank of Tokyo-Mtsubishi UFJ Ltd., 0.22%, 3/26/2010	2,000,000	2,000,000
BNP Paribas:
0.23%, 4/9/2010	1,600,000	1,600,000
0.28%, 3/3/2010	1,400,000	1,400,000
0.28%, 5/19/2010	800,000	800,000
Caixa Geral de Depositos SA, 0.27%, 1/5/2010	3,000,000	3,000,000
Credit Agricole SA, 0.22%, 4/6/2010	1,600,000	1,600,000
Credit Industriel et Commercial, 0.34%, 1/4/2010	2,000,000	2,000,000
Dexia Credit Local:
0.49%, 4/5/2010	2,000,000	2,000,026
0.75%, 2/11/2010	2,500,000	2,500,014
1.06%, 1/4/2010	2,000,000	2,000,002
DnB NOR Bank ASA:
0.28%, 5/20/2010	800,000	800,000
0.34%, 5/5/2010	4,500,000	4,500,000
KBC Bank NV, 0.35%, 2/16/2010	1,350,000	1,350,017
Landwirtschaftliche Rentenbank, 2.625%, 2/26/2010	1,500,000	1,503,985
Mizuho Corporate Bank Ltd.:
0.23%, 2/17/2010	800,000	800,000
0.25%, 1/8/2010	3,000,000	3,000,000
Nordea Bank Finland PLC, 0.75%, 9/23/2010	1,250,000	1,250,000
Rabobank Nederland NV, 0.28%, 1/7/2010	2,750,000	2,750,000
Societe Generale, 0.26%, 3/1/2010	2,000,000	2,000,000
Svenska Handelsbanken AB:
0.2%, 3/22/2010	1,350,000	1,350,015
0.22%, 1/6/2010	4,500,000	4,500,003
0.23%, 1/26/2010	2,000,000	2,000,014
0.25%, 2/26/2010	2,200,000	2,200,034
Toronto-Dominion Bank:
0.6%, 1/12/2010	2,800,000	2,800,068
0.65%, 4/1/2010	500,000	500,000
0.75%, 2/8/2010	2,000,000	2,000,000
Wal-Mart Stores, Inc., 5.321%, 6/1/2010	1,500,000	1,528,738
Total Certificates of Deposit and Bank Notes (Cost $60,332,916)		60,332,916

Commercial Paper 33.1%
Issued at Discount**
Anglo Irish Bank Corp., Ltd., 144A, 0.75%, 1/19/2010	2,000,000	1,999,250
ASB Finance Ltd., 1.2%, 3/12/2010	500,000	498,833
Atlantis One Funding Corp., 144A, 0.18%, 1/6/2010	2,000,000	1,999,950
	Principal Amount ($)	Value ($)

BPCE SA:
0.27%, 2/2/2010	3,000,000	2,999,280
0.27%, 2/5/2010	1,500,000	1,499,606
0.27%, 2/10/2010	1,000,000	999,700
Caisse D'Amortissement de la Dette Sociale:
0.23%, 2/25/2010	1,400,000	1,399,508
0.27%, 3/23/2010	2,200,000	2,198,664
0.48%, 4/19/2010	750,000	748,920
0.65%, 3/12/2010	1,500,000	1,498,104
0.7%, 1/8/2010	1,500,000	1,499,796
Citibank Omni Master Trust:
144A, 0.65%, 1/6/2010	1,500,000	1,499,865
144A, 0.65%, 1/13/2010	1,500,000	1,499,675
144A, 0.65%, 1/20/2010	2,000,000	1,999,314
Clipper Receivables Co., LLC, 0.2%, 1/22/2010	3,000,000	2,999,650
Danske Corp.:
144A, 0.51%, 1/15/2010	1,500,000	1,499,703
144A, 0.6%, 1/11/2010	4,000,000	3,999,333
Grampian Funding LLC:
144A, 0.38%, 1/20/2010	1,500,000	1,499,699
144A, 0.4%, 1/11/2010	4,500,000	4,499,500
144A, 0.405%, 1/4/2010	1,000,000	999,966
Hannover Funding Co., LLC, 0.45%, 1/11/2010	3,500,000	3,499,563
Irish Life & Permanent PLC, 144A, 0.56%, 2/22/2010	2,700,000	2,697,816
Johnson & Johnson, 144A, 0.22%, 7/12/2010	1,000,000	998,827
KBC Financial Products International Ltd.:
144A, 0.55%, 1/4/2010	1,500,000	1,499,931
144A, 0.58%, 1/6/2010	1,000,000	999,919
Nieuw Amsterdam Receivables Corp., 144A, 0.21%, 2/8/2010	1,400,000	1,399,690
NRW.Bank:
0.22%, 1/29/2010	1,000,000	999,829
0.25%, 3/5/2010	1,375,000	1,374,398
0.29%, 1/13/2010	1,400,000	1,399,865
0.4%, 3/3/2010	2,000,000	1,998,644
0.45%, 7/8/2010	1,500,000	1,496,475
0.48%, 2/5/2010	750,000	749,650
0.5%, 1/11/2010	1,500,000	1,499,792
Rabobank USA Financial Corp., 0.27%, 1/19/2010	2,750,000	2,749,629
Societe de Prise de Participation de l'Etat, 144A, 0.2%, 3/2/2010	2,000,000	1,999,333
Societe Generale North America, Inc., 0.25%, 2/10/2010	2,200,000	2,199,389
Standard Chartered Bank, 0.27%, 1/15/2010	1,000,000	999,895
Straight-A Funding LLC:
144A, 0.18%, 2/22/2010	1,400,000	1,399,636
144A, 0.2%, 2/1/2010	2,200,000	2,199,621
144A, 0.2%, 2/8/2010	1,500,000	1,499,683
144A, 0.21%, 1/12/2010	2,400,000	2,399,846
Swedbank AB:
144A, 0.81%, 3/30/2010	1,300,000	1,297,426
144A, 0.82%, 2/19/2010	1,300,000	1,298,549
144A, 0.86%, 6/3/2010	1,000,000	996,345
	Principal Amount ($)	Value ($)

144A, 0.89%, 5/28/2010	1,300,000	1,295,276
144A, 0.99%, 5/12/2010	1,700,000	1,693,876
144A, 1.07%, 6/10/2010	1,650,000	1,642,153
144A, 1.09%, 6/14/2010	1,000,000	995,034
Swiss Re Treasury US Corp., 0.2%, 1/8/2010	1,500,000	1,499,942
Total Capital Canada Ltd., 144A, 0.19%, 2/25/2010	750,000	749,782
Toyota Motor Credit Corp., 0.25%, 4/8/2010	1,000,000	999,326
Victory Receivables Corp., 144A, 0.2%, 1/21/2010	3,000,000	2,999,667
Total Commercial Paper (Cost $89,367,123)		89,367,123

Short-Term Notes* 21.0%
ANZ National International Ltd., 144A, 0.384%, 10/19/2010	1,500,000	1,500,000
ASB Finance Ltd., 144A, 0.364%, 12/3/2010	5,000,000	5,000,377
Bank of Nova Scotia, 0.241%, 11/23/2010	2,500,000	2,500,000
Barclays Bank PLC, 0.43%, 4/21/2010	2,000,000	2,000,000
Canadian Imperial Bank of Commerce:
0.2%, 7/26/2010	2,500,000	2,500,000
0.23%, 3/4/2010	5,000,000	5,000,000
Commonwealth Bank of Australia:
144A, 0.275%, 1/3/2011	1,380,000	1,380,000
144A, 0.348%, 6/24/2010	3,000,000	3,000,000
Governor & Co. of the Bank of Ireland, 0.631%, 1/26/2010	2,300,000	2,300,000
Inter-American Development Bank, 0.24%, 2/19/2010	3,900,000	3,900,000
International Bank for Reconstruction & Development, 0.23%, 2/1/2010	3,000,000	3,000,000
Kreditanstalt fuer Wiederaufbau, 0.333%, 1/21/2010	2,500,000	2,500,000
National Australia Bank Ltd., 0.384%, 7/12/2010	1,500,000	1,500,000
Natixis:
0.25%, 2/5/2010	1,500,000	1,500,000
0.26%, 3/10/2010	3,000,000	3,000,000
Procter & Gamble International Funding SCA, 0.285%, 5/7/2010	1,300,000	1,300,000
Queensland Treasury Corp., 0.275%, 6/18/2010	2,500,000	2,500,000
Rabobank Nederland NV:
144A, 0.284%, 4/7/2011	4,000,000	4,000,000
144A, 0.67%, 5/19/2010	1,800,000	1,803,225
Royal Bank of Scotland PLC, 0.316%, 5/21/2010	2,000,000	2,000,000
Westpac Banking Corp.:
144A, 0.282%, 12/13/2010	2,000,000	2,000,000
0.334%, 7/6/2010	2,500,000	2,500,000
Total Short-Term Notes (Cost $56,683,602)		56,683,602

	Principal Amount ($)	Value ($)

Supranational 0.5%
Inter-American Development Bank, 0.339%**, 8/16/2010 (Cost $1,396,998)	1,400,000	1,396,998

Government & Agency Obligations 10.4%
US Government Sponsored Agencies 6.7%
Federal Home Loan Bank:
0.468%**, 1/12/2010	4,000,000	3,999,377
0.79%*, 3/11/2010	2,500,000	2,499,938
Federal Home Loan Mortgage Corp.:
0.331%**, 2/2/2010	2,000,000	1,999,396
0.366%**, 3/31/2010	2,000,000	1,998,170
0.379%**, 10/25/2010	800,000	797,492
0.427%**, 5/17/2010	1,500,000	1,497,563
Federal National Mortgage Association:
0.209%**, 7/1/2010	1,300,000	1,298,627
0.349%**, 10/1/2010	1,000,000	997,346
0.369%**, 12/1/2010	1,380,000	1,375,263
0.547%**, 8/5/2010	1,600,000	1,594,720
		18,057,892
US Treasury Obligations 3.7%
US Treasury Bills:
0.41%**, 12/16/2010	1,400,000	1,394,435
0.48%**, 1/14/2010	2,500,000	2,499,567
0.49%**, 7/29/2010	500,000	498,578
0.53%**, 6/3/2010	1,650,000	1,646,283
0.6%**, 6/3/2010	1,600,000	1,595,920
US Treasury Notes:
1.5%, 10/31/2010	1,000,000	1,009,431
2.75%, 7/31/2010	650,000	658,373
4.5%, 11/15/2010	750,000	776,943
		10,079,530
Total Government & Agency Obligations (Cost $28,137,422)		28,137,422

Repurchase Agreements 12.8%
JPMorgan Securities, Inc., 0.01%, dated 12/31/2009, to be repurchased at $34,369,527 on 1/4/2010 (a) (Cost $34,369,489)	34,369,489	34,369,489
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $270,287,550)+	100.2	270,287,550
Other Assets and Liabilities, Net	(0.2)	(648,992)
Net Assets	100.0	269,638,558

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $270,287,550.

(a) Collateralized by $33,905,000 Federal Home Loan Mortgage Corp., 4.5%, maturing on 11/1/2024 with a value of $35,059,412.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investments (b)	$ —	$ 270,287,550	$ —	$ 270,287,550
Total	$ —	$ 270,287,550	$ —	$ 270,287,550

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, valued at amortized cost	$ 235,918,061
Repurchase agreements, valued at amortized cost	34,369,489
Total investments, valued at amortized cost	270,287,550
Interest receivable	183,323
Receivable for Portfolio shares sold	130,997
Other assets	6,189
Total assets	270,608,059
Liabilities
Payable for Portfolio shares redeemed	731,477
Distributions payable	3,057
Accrued management fee	111,539
Other accrued expenses and payables	123,428
Total liabilities	969,501
Net assets, at value	$ 269,638,558
Net Assets Consist of
Distributions in excess of net investment income	(16,402)
Paid-in capital	269,654,960
Net assets, at value	$ 269,638,558
Class A Net Asset Value, offering and redemption price per share ($269,638,558 ÷ 269,724,482 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Interest	$ 2,668,205
Expenses: Management fee	946,882
Administration fee	332,239
Services to shareholders	1,318
Distribution service fee (Class B)	10
Trustees' fee and expenses	11,224
Reports to shareholders	5,111
Temporary guarantee program participation fee	113,841
Professional fees and other	14,638
Total expenses	1,425,263
Net investment income	1,242,942
Net realized gain (loss)	23,268
Net increase (decrease) in net assets resulting from operations	$ 1,266,210

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 1,242,942	$ 10,015,243
Net realized gain (loss)	23,268	109,674
Net increase (decrease) in net assets resulting from operations	1,266,210	10,124,917
Distributions to shareholders from: Net investment income Class A	(1,233,793)	(10,103,886)
Class B	(37)	(127,775)
Total distributions	$ (1,233,830)	$ (10,231,661)
Portfolio share transactions: Class A Proceeds from shares sold	102,195,146	264,441,713
Shares converted*	41,096	—
Reinvestment of distributions	1,523,848	10,438,782
Cost of shares redeemed	(231,903,870)	(232,250,984)
Net increase (decrease) in net assets from Class A share transactions	(128,143,780)	42,629,511
Class B Proceeds from shares sold	50	4,026,431
Shares converted*	(41,096)	—
Reinvestment of distributions	58	158,921
Cost of shares redeemed	(49)	(28,403,441)
Net increase (decrease) in net assets from Class B share transactions	(41,037)	(24,218,089)
Increase (decrease) in net assets	(128,152,437)	18,304,678
Net assets at beginning of period	397,790,995	379,486,317
Net assets at end of period (including distributions in excess of net investment income of $16,402 and $130,622, respectively)	$ 269,638,558	$ 397,790,995
Other Information
Class A Shares outstanding at beginning of period	397,868,262	355,238,751
Shares sold	102,195,146	264,441,713
Shares converted*	41,096	—
Shares issued to shareholders in reinvestment of distributions	1,523,848	10,438,782
Shares redeemed	(231,903,870)	(232,250,984)
Net increase (decrease) in Class A shares	(128,143,780)	42,629,511
Shares outstanding at end of period	269,724,482	397,868,262
Class B Shares outstanding at beginning of period	41,037	24,259,126
Shares sold	50	4,026,431
Shares converted*	(41,096)	—
Shares issued to shareholders in reinvestment of distributions	58	158,921
Shares redeemed	(49)	(28,403,441)
Net increase (decrease) in Class B shares	(41,037)	(24,218,089)
Shares outstanding at end of period	—	41,037

* On February 3, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.003	.026	.049	.046	.028
Total from investment operations	.003	.026	.049	.046	.028
Less distributions from: Net investment income	(.003)	(.026)	(.049)	(.046)	(.028)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	.34	2.64[a]	5.00[a]	4.65[a]	2.80
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	270	398	355	294	235
Ratio of expenses before expense reductions (%)	.43	.52	.46	.52	.52
Ratio of expenses after expense reductions (%)	.43	.50	.45	.51	.52
Ratio of net investment income (%)	.37	2.56	4.88	4.58	2.77
[a] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2009

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 is 0.79% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP
[] DWS Small Cap Growth VIP — Class A [] Russell 2000® Growth Index

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, Amex and Nasdaq.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Small Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$14,060	$7,541	$8,499	$5,306
	Average annual total return	40.60%	-8.98%	-3.20%	-6.14%
Russell 2000 Growth Index	Growth of $10,000	$13,447	$8,847	$10,444	$8,708
	Average annual total return	34.47%	-4.00%	.87%	-1.37%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,260.30
Expenses Paid per $1,000*	$ 4.33
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,021.37
Expenses Paid per $1,000*	$ 3.87

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Cap Growth VIP	.76%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Small Cap Growth VIP

After the spectacular market declines in late 2008 and early 2009, global equity markets posted an equally spectacular recovery for the balance of 2009. For the 12 months ended December 31, 2009, the Portfolio returned 40.60% (Class A shares, unadjusted for contract charges), compared with the 34.47% return of the Russell 2000® Growth Index. These strong returns obscure the weakness that afflicted the global equity markets during the first two months of the period. After several months of financial turmoil, characterized by record volatility, spread widening and extreme risk aversion, the markets were poised for a dramatic rebound.1 In early March 2009, the effects of unprecedented global monetary and fiscal stimulus led to a sharp reversal in sentiment and a strong equity rally led once again by small- and mid-cap stocks. This rebound carried through to the end of the year amid mounting evidence that the global economy and corporate earnings were on the path to recovery.

The Portfolio's strong return relative to the benchmark was primarily the result of favorable stock selection, but also came from allocation within sectors. During the period, stock selection was positive within the industrials, financials, energy, consumer staples and consumer discretionary sectors. Additionally, positive contributors to performance included an overweight position in energy, as well as underweight positions in industrials, health care, telecom services, materials and utilities.2 Detractors from performance included unfavorable stock selection within health care, information technology and materials. An overweight position in financials also detracted from returns.

We continue to maintain a long-term perspective, investing in quality small-cap growth stocks.

Joseph Axtell, CFA
Rafaelina M. Lee
Portfolio Managers

The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, Amex and Nasdaq.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Spread refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	98%	94%
Cash Equivalents	2%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology	24%	33%
Industrials	19%	11%
Health Care	17%	18%
Consumer Discretionary	16%	16%
Energy	9%	8%
Financials	7%	9%
Consumer Staples	5%	5%
Materials	2%	—
Telecommunication Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 209. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 15.4%
Auto Components 0.7%
Gentex Corp.	29,600	528,360
Diversified Consumer Services 1.2%
Capella Education Co.* (a)	12,300	926,190
Hotels Restaurants & Leisure 1.7%
Buffalo Wild Wings, Inc.* (a)	22,300	898,021
Red Robin Gourmet Burgers, Inc.*	26,200	468,980
		1,367,001
Media 1.3%
Cinemark Holdings, Inc. (a)	74,300	1,067,691
Specialty Retail 8.8%
Advance Auto Parts, Inc.	24,500	991,760
Children's Place Retail Stores, Inc.*	33,000	1,089,330
DSW, Inc. "A"* (a)	50,400	1,304,352
Guess?, Inc.	36,200	1,531,260
hhgregg, Inc.* (a)	36,800	810,704
Urban Outfitters, Inc.*	36,400	1,273,636
		7,001,042
Textiles, Apparel & Luxury Goods 1.7%
Carter's, Inc.*	19,500	511,875
True Religion Apparel, Inc.* (a)	46,100	852,389
		1,364,264
Consumer Staples 4.5%
Food & Staples Retailing 0.8%
Casey's General Stores, Inc.	20,700	660,744
Food Products 3.4%
American Italian Pasta Co. "A"*	11,800	410,522
Darling International, Inc.*	72,900	610,902
Diamond Foods, Inc.	12,500	444,250
Green Mountain Coffee Roasters, Inc.* (a)	15,050	1,226,123
		2,691,797
Personal Products 0.3%
Chattem, Inc.* (a)	2,250	209,925
Energy 8.9%
Energy Equipment & Services 2.0%
Atwood Oceanics, Inc.*	16,200	580,770
Dril-Quip, Inc.*	17,900	1,010,992
		1,591,762
Oil, Gas & Consumable Fuels 6.9%
BPZ Resources, Inc.*	124,100	1,178,950
Carrizo Oil & Gas, Inc.* (a)	46,900	1,242,381
Concho Resources, Inc.*	18,200	817,180
EXCO Resources, Inc.	66,000	1,401,180
Goodrich Petroleum Corp.* (a)	34,900	849,815
		5,489,506
Financials 6.4%
Capital Markets 2.7%
Duff & Phelps Corp. "A"	22,400	409,024
Stifel Financial Corp.* (a)	16,300	965,612
Waddell & Reed Financial, Inc. "A"	26,400	806,256
		2,180,892
Commercial Banks 1.2%
East West Bancorp, Inc.	60,700	959,060
	Shares	Value ($)

Consumer Finance 1.4%
Dollar Financial Corp.* (a)	46,100	1,090,726
Diversified Financial Services 1.1%
Portfolio Recovery Associates, Inc.* (a)	19,920	894,010

Health Care 17.1%
Biotechnology 4.6%
Alexion Pharmaceuticals, Inc.*	12,900	629,778
BioMarin Pharmaceutical, Inc.*	27,800	522,918
Human Genome Sciences, Inc.* (a)	26,500	810,900
Incyte Corp.*	22,300	203,153
InterMune, Inc.*	15,900	207,336
Medivation, Inc.*	5,700	214,605
Regeneron Pharmaceuticals, Inc.*	9,900	239,382
Talecris Biotherapeutics Holdings Corp.*	18,300	407,541
United Therapeutics Corp.*	8,200	431,730
		3,667,343
Health Care Equipment & Supplies 5.4%
Edwards Lifesciences Corp.*	8,200	712,170
Hologic, Inc.*	48,700	706,150
Kinetic Concepts, Inc.*	5,400	203,310
Masimo Corp.*	30,800	936,936
Thoratec Corp.*	39,700	1,068,724
Wright Medical Group, Inc.*	34,500	653,775
		4,281,065
Health Care Providers & Services 2.4%
Genoptix, Inc.* (a)	25,400	902,462
Gentiva Health Services, Inc.*	23,900	645,539
Owens & Minor, Inc.	9,400	403,542
		1,951,543
Health Care Technology 1.5%
Cerner Corp.* (a)	3,900	321,516
Merge Healthcare, Inc.*	75,707	254,376
SXC Health Solutions Corp.*	10,900	588,055
		1,163,947
Pharmaceuticals 3.2%
Flamel Technologies SA (ADR)* (a)	43,300	320,420
MiddleBrook Pharmaceuticals, Inc.* (a)	197,900	100,929
Mylan, Inc.* (a)	55,200	1,017,336
Par Pharmaceutical Companies, Inc.*	40,100	1,085,106
		2,523,791
Industrials 18.7%
Aerospace & Defense 1.3%
BE Aerospace, Inc.*	43,600	1,024,600
Air Freight & Logistics 0.8%
Atlas Air Worldwide Holdings, Inc.*	16,200	603,450
Commercial Services & Supplies 0.9%
EnerNOC, Inc.* (a)	24,500	744,555
Construction & Engineering 0.6%
MYR Group, Inc.*	25,700	464,656
Electrical Equipment 6.9%
A-Power Energy Generation Systems Ltd.* (a)	53,100	971,199
A123 Systems, Inc.* (a)	28,600	641,784
AZZ, Inc.*	19,900	650,730
	Shares	Value ($)

Baldor Electric Co. (a)	34,500	969,105
General Cable Corp.*	26,200	770,804
GrafTech International Ltd.*	10,400	161,720
Polypore International, Inc.*	54,200	644,980
Yingli Green Energy Holding Co., Ltd. (ADR)* (a)	42,100	665,601
		5,475,923
Machinery 3.2%
Badger Meter, Inc. (a)	21,900	872,058
RBC Bearings, Inc.*	41,400	1,007,262
Terex Corp.*	36,000	713,160
		2,592,480
Professional Services 2.5%
FTI Consulting, Inc.*	23,700	1,117,692
TrueBlue, Inc.*	57,500	851,575
		1,969,267
Road & Rail 2.0%
Genesee & Wyoming, Inc. "A"*	20,300	662,592
Knight Transportation, Inc. (a)	47,700	920,133
		1,582,725
Trading Companies & Distributors 0.5%
United Rentals, Inc.*	43,900	430,659

Information Technology 24.0%
Communications Equipment 0.7%
Polycom, Inc.*	22,800	569,316
Computers & Peripherals 1.2%
Lexmark International, Inc. "A"*	36,100	937,878
Electronic Equipment, Instruments & Components 1.4%
Itron, Inc.*	16,100	1,087,877
Internet Software & Services 2.6%
Digital River, Inc.*	28,000	755,720
LogMeIn, Inc.*	17,200	343,140
MercadoLibre, Inc.*	19,000	985,530
		2,084,390
IT Services 4.2%
CyberSource Corp.* (a)	67,800	1,363,458
Forrester Research, Inc.*	35,800	929,010
iGATE Corp.	50,600	506,000
Telvent GIT SA	13,300	518,434
		3,316,902
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 4.9%
Atheros Communications*	27,700	948,448
Cavium Networks, Inc.*	41,750	994,902
Microsemi Corp.*	46,700	828,925
Netlogic Microsystems, Inc.* (a)	24,900	1,151,874
		3,924,149
Software 9.0%
ArcSight, Inc.*	46,100	1,179,238
Blackboard, Inc.* (a)	22,900	1,039,431
CommVault Systems, Inc.*	17,100	405,099
Concur Technologies, Inc.* (a)	22,200	949,050
Epicor Software Corp.*	81,100	617,982
FalconStor Software, Inc.*	162,200	658,532
Taleo Corp. "A"*	46,500	1,093,680
VanceInfo Technologies, Inc. (ADR)* (a)	65,900	1,265,939
		7,208,951
Materials 2.6%
Metals & Mining 1.4%
Commercial Metals Co.	22,500	352,125
North American Palladium Ltd.*	54,400	190,400
Thompson Creek Metals Co., Inc.*	28,900	338,708
Vista Gold Corp.*	80,400	196,980
		1,078,213
Paper & Forest Products 1.2%
Schweitzer-Mauduit International, Inc.	13,700	963,795
Telecommunication Services 0.7%
Wireless Telecommunication Services
Syniverse Holdings, Inc.*	31,000	541,880
Total Common Stocks (Cost $59,081,420)		78,212,325

Securities Lending Collateral 25.4%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $20,247,580)	20,247,580	20,247,580

Cash Equivalents 1.9%
Central Cash Management Fund, 0.14% (b) (Cost $1,499,468)	1,499,468	1,499,468
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $80,828,468)+	125.6	99,959,373
Other Assets and Liabilities, Net	(25.6)	(20,374,129)
Net Assets	100.0	79,585,244

* Non-income producing security.

+ The cost for federal income tax purposes was $81,156,940. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $18,802,433. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,571,974 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,769,541.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $19,388,409, which is 24.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 78,212,325	$ —	$ —	$ 78,212,325
Short-Term Investments (d)	21,747,048	—	—	21,747,048
Total	$ 99,959,373	$ —	$ —	$ 99,959,373

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $59,081,420) — including $19,388,409 of securities loaned	$ 78,212,325
Investment in Daily Assets Fund Institutional (cost $20,247,580)*	20,247,580
Investment in Central Cash Management Fund (cost $1,499,468)	1,499,468
Total investments, at value (cost $80,828,468)	99,959,373
Cash	10,000
Receivable for investments sold	209,717
Receivable for Portfolio shares sold	9,820
Dividends receivable	12,351
Interest receivable	23,448
Other assets	1,504
Total assets	100,226,213
Liabilities
Payable for investments purchased	56,701
Payable for Portfolio shares redeemed	165,571
Payable upon return of securities loaned	20,247,580
Accrued management fee	37,689
Other accrued expenses and payables	133,428
Total liabilities	20,640,969
Net assets, at value	$ 79,585,244
Net Assets Consist of
Accumulated net investment loss	(14,597)
Net unrealized appreciation (depreciation) on investments	19,130,905
Accumulated net realized gain (loss)	(119,270,900)
Paid-in capital	179,739,836
Net assets, at value	$ 79,585,244
Class A Net Asset Value, offering and redemption price per share ($79,585,244 ÷ 7,439,067 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.70

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends	$ 170,865
Income distributions — affiliated cash management vehicles	7,465
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	197,838
Total Income	376,168
Expenses: Management fee	373,273
Administration fee	67,868
Services to shareholders	3,223
Distribution service fee (Class B)	6
Audit and tax fees	62,437
Trustees' fees and expenses	850
Reports to shareholders	6,112
Professional fees and other	9,189
Total expenses	522,958
Net investment income (loss)	(146,790)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(20,542,994)
Payments by affiliates (see note H)	499
(20,542,495)
Change in net unrealized appreciation (depreciation) on investments	44,155,860
Net gain (loss)	23,613,365
Net increase (decrease) in net assets resulting from operations	$ 23,466,575

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ (146,790)	$ (63,592)
Net realized gain (loss)	(20,542,495)	(22,641,797)
Change in net unrealized appreciation (depreciation)	44,155,860	(56,010,791)
Net increase (decrease) in net assets resulting from operations	23,466,575	(78,716,180)
Portfolio share transactions: Class A Proceeds from shares sold	3,738,488	5,995,281
Cost of shares redeemed	(17,049,742)	(32,499,758)
Shares converted*	10,873	—
Net increase (decrease) in net assets from Class A share transactions	(13,300,381)	(26,504,477)
Class B Proceeds from shares sold	244	210,787
Cost of shares redeemed	(33)	(6,249,807)
Shares converted*	(10,873)	—
Net increase (decrease) in net assets from Class B share transactions	(10,662)	(6,039,020)
Increase (decrease) in net assets	10,155,532	(111,259,677)
Net assets at beginning of period	69,429,712	180,689,389
Net assets at end of period (including accumulated net investment loss of $14,597 and $16,609, respectively)	$ 79,585,244	$ 69,429,712
Other Information
Class A Shares outstanding at beginning of period	9,122,504	11,529,906
Shares sold	442,413	539,106
Shares redeemed	(2,127,728)	(2,946,508)
Shares converted*	1,878	—
Net increase (decrease) in Class A shares	(1,683,437)	(2,407,402)
Shares outstanding at end of period	7,439,067	9,122,504
Class B Shares outstanding at beginning of period	1,867	468,018
Shares sold	38	16,827
Shares redeemed	(5)	(482,978)
Shares converted*	(1,900)	—
Net increase (decrease) in Class B shares	(1,867)	(466,151)
Shares outstanding at end of period	—	1,867

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.61	$ 15.07	$ 14.19	$ 13.48	$ 12.59
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.01)	(.01)	(.04)[d]	(.06)
Net realized and unrealized gain (loss)	3.11	(7.45)	.89	.75	.95
Total from investment operations	3.09	(7.46)	.88	.71	.89
Net asset value, end of period	$ 10.70	$ 7.61	$ 15.07	$ 14.19	$ 13.48
Total Return (%)	40.60	(49.50)[b]	6.20[b]	5.27[b,d]	7.07[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	69	174	208	243
Ratio of expenses before expense reductions (%)	.77	.88	.75	.73	.72
Ratio of expenses after expense reductions (%)	.77	.85	.72	.72	.72
Ratio of net investment income (loss) (%)	(.22)	(.04)	(.09)	(.32)[d]	(.47)
Portfolio turnover rate (%)	93	67	67	73	94

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses been reduced.

[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2009

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 is 0.84% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. The Portfolio invests in derivatives seeking to hedge positions in certain securities and to generate income in order to enhance the Portfolio's returns. Derivatives can be more volatile and less liquid than traditional fixed-income securities. Finally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio returns for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP
[] DWS Strategic Income VIP — Class A [] Barclays Capital US Government/Credit Index [] Blended Index

The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,273	$11,938	$13,319	$18,741
	Average annual total return	22.73%	6.08%	5.90%	6.48%
Barclays Capital US Government/Credit Index	Growth of $10,000	$10,452	$11,847	$12,585	$18,496
	Average annual total return	4.52%	5.81%	4.71%	6.34%
Blended Index	Growth of $10,000	$12,366	$11,901	$13,293	$20,188
	Average annual total return	23.66%	5.97%	5.86%	7.28%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,123.90
Expenses Paid per $1,000*	$ 4.34
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,021.12
Expenses Paid per $1,000*	$ 4.13

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Strategic Income VIP	.81%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Strategic Income VIP

The Portfolio delivered a 22.73% return for the period ended December 31, 2009 (Class A shares, unadjusted for contract charges). This compares with the Portfolio benchmarks' returns of 23.66% for the blended index and 4.52% for the Barclays Capital US Government/Credit Index.

The primary reason for the Portfolio's strong absolute performance was its position in market segments that performed very well during the past year, including high-yield bonds, investment-grade corporates, emerging-markets debt and various types of asset-backed securities.1 While our holdings in these "spread sectors" hurt performance during late 2008, the normalization of market conditions in 2009 enabled the Portfolio to gain the benefit we would typically expect from our broad-based approach.

Positions in investment-grade corporate bonds made a substantial positive contribution to the Portfolio's performance. We took advantage of distressed prices to add to our weighting in this market segment early in the year. In doing so, we focused on attractively valued issues in the industrial and financial sectors, as well as BBB-rated new issues that came to the market at inexpensive levels in order to attract buyers.2 We have since traded out of many issues that had experienced substantial rallies, while keeping those that we think will continue to offer compelling values. The domestic segment of the Portfolio also was aided by the robust performance of our positions in asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities.3

We held an overweight in foreign currencies — particularly the euro and Japanese yen — for much of the period, which enabled the Portfolio to benefit from the weakness in the US dollar.4 Late in the period, we reduced these overweights in exchange for greater exposure to the depressed US dollar. The emerging-markets portion of the portfolio performed well on an absolute basis, as we experienced strong absolute returns from the Portfolio's core positions.

In a reflection of the favorable environment in the bond market, few elements of the Portfolio's positioning stood out as being significant detractors. Our holdings in Greece and Spain detracted from performance due to their poor performance in December.

In addition to the main investment strategy, we employ a portable alpha strategy.5 This strategy added modestly to the Portfolio's return.

Gary Sullivan, CFA
William Chepolis, CFA
Matthew F. MacDonald, CFA
Thomas Picciochi
Robert Wang
Portfolio Managers

The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Asset-backed securities (ABS) are secured by assets.

2 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

3 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property. Residential mortgage-backed securities (CMBS) are secured by loans on residential property.

4 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

5 The portable alpha strategy is designed to add value by taking advantage of short-term mispricings in the global equity, bond and currency markets. The portable alpha strategy may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Corporate Bonds	62%	42%
Government & Agency Obligations	18%	42%
Cash Equivalents	8%	6%
Mortgage-Backed Securities Pass-Throughs	4%	3%
Loan Participations and Assignments	3%	2%
Collateralized Mortgage Obligations	2%	1%
Commercial Mortgage-Backed Securities	1%	2%
Asset Backed	1%	1%
Preferred Securities	1%	—
Municipal Bonds and Notes	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/09	12/31/08

Cash Equivalents	9%	5%
AAA	12%	31%
AA	8%	1%
A	6%	15%
BBB	14%	8%
BB	18%	15%
B	21%	15%
CCC	8%	3%
Below CCC	2%	1%
Not Rated	2%	6%
	100%	100%
Interest Rate Sensitivity	12/31/09	12/31/08

Effective maturity	6.6 years	7.4 years
Average duration	3.7 years	5.1 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 222. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Strategic Income VIP

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 61.6%
Consumer Discretionary 6.2%
AMC Entertainment, Inc., 8.0%, 3/1/2014		105,000	100,275
American Achievement Corp., 144A, 8.25%, 4/1/2012		30,000	29,925
Ameristar Casinos, Inc., 144A, 9.25%, 6/1/2014		115,000	119,312
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		65,000	61,262
8.0%, 3/15/2014		30,000	29,475
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015		120,000	120,600
Brunswick Corp., 144A, 11.25%, 11/1/2016		45,000	50,625
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**		50,000	7,438
Carrols Corp., 9.0%, 1/15/2013		30,000	30,450
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 9.25%, 12/15/2017		15,000	15,300
Series B, 144A, 9.25%, 12/15/2017		25,000	25,750
CSC Holdings LLC, 6.75%, 4/15/2012		6,000	6,195
DirecTV Holdings LLC, 7.625%, 5/15/2016		145,000	158,412
DISH DBS Corp.:
6.375%, 10/1/2011		345,000	356,209
6.625%, 10/1/2014		65,000	65,569
7.125%, 2/1/2016		155,000	158,294
Dollarama Group Holdings LP, 6.706%***, 8/15/2012 (b)		52,000	52,520
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015**		65,000	650
GameStop Corp., 8.0%, 10/1/2012		60,000	62,175
Goodyear Tire & Rubber Co.:
7.857%, 8/15/2011 (c)		125,000	129,219
10.5%, 5/15/2016		25,000	27,625
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		55,000	52,869
Group 1 Automotive, Inc., 8.25%, 8/15/2013		30,000	29,850
Harrah's Operating Co., Inc., 144A, 11.25%, 6/1/2017 (c)		60,000	62,775
Hertz Corp., 8.875%, 1/1/2014		285,000	291,412
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014		39,000	34,710
Lamar Media Corp., Series C, 6.625%, 8/15/2015		20,000	19,200
Levi Strauss & Co., 8.625%, 4/1/2013	EUR	100,000	143,355
Macy's Retail Holdings, Inc., 8.875%, 7/15/2015 (c)		10,000	11,025
Mediacom Broadband LLC, 8.5%, 10/15/2015 (c)		75,000	75,750
MGM MIRAGE:
144A, 10.375%, 5/15/2014		45,000	48,825
144A, 11.125%, 11/15/2017		50,000	55,375
		Principal Amount ($) (a)	Value ($)

Neiman Marcus Group, Inc.:
9.0%, 10/15/2015 (PIK)		25,597	25,021
10.375%, 10/15/2015		80,000	78,400
Norcraft Holdings LP, 9.75%, 9/1/2012		71,000	68,160
Penn National Gaming, Inc., 144A, 8.75%, 8/15/2019 (c)		25,000	25,563
Penske Automotive Group, Inc., 7.75%, 12/15/2016		145,000	140,287
Pinnacle Entertainment, Inc.:
7.5%, 6/15/2015		40,000	36,800
144A, 8.625%, 8/1/2017 (c)		310,000	316,200
Reader's Digest Association, Inc., 9.0%, 2/15/2017**		50,000	563
Sabre Holdings Corp., 8.35%, 3/15/2016		50,000	45,563
Seminole Hard Rock Entertainment, Inc., 144A, 2.754%***, 3/15/2014		65,000	53,544
Simmons Co., 10.0%, 12/15/2014**		185,000	14,800
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013		120,000	119,400
Time Warner Cable, Inc., 5.0%, 2/1/2020		170,000	164,854
Travelport LLC:
4.881%***, 9/1/2014		45,000	40,781
9.875%, 9/1/2014		45,000	46,462
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**		15,000	310
United Components, Inc., 9.375%, 6/15/2013		10,000	9,650
Unity Media GmbH, 144A, 8.75%, 2/15/2015	EUR	150,000	223,634
UPC Holding BV:
144A, 7.75%, 1/15/2014	EUR	200,000	278,109
144A, 8.0%, 11/1/2016	EUR	100,000	136,904
Vertis, Inc., 13.5%, 4/1/2014 (PIK)		21,367	7,078
WMG Acquisition Corp., 144A, 9.5%, 6/15/2016		45,000	48,206
Wyndham Worldwide Corp., 6.0%, 12/1/2016		290,000	270,162
Young Broadcasting, Inc., 8.75%, 1/15/2014**		275,000	963
			4,583,840
Consumer Staples 1.7%
Alliance One International, Inc., 144A, 10.0%, 7/15/2016		120,000	126,000
Altria Group, Inc., 10.2%, 2/6/2039		200,000	266,808
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016 (c)		35,000	35,525
General Nutrition Centers, Inc., 5.178%***, 3/15/2014 (PIK)		40,000	37,300
Great Atlantic & Pacific Tea Co., Inc., 144A, 11.375%, 8/1/2015		60,000	63,150
Ingles Markets, Inc., 8.875%, 5/15/2017		30,000	31,200
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		223,000	171,710
		Principal Amount ($) (a)	Value ($)

Reynolds American, Inc., 6.75%, 6/15/2017		200,000	207,121
Rite Aid Corp., 7.5%, 3/1/2017		60,000	56,400
Smithfield Foods, Inc., 144A, 10.0%, 7/15/2014		85,000	92,225
SUPERVALU, Inc., 8.0%, 5/1/2016		35,000	35,525
Tyson Foods, Inc., 7.85%, 4/1/2016		120,000	123,000
			1,245,964
Energy 6.5%
Anadarko Petroleum Corp., 8.7%, 3/15/2019		180,000	223,905
Atlas Energy Operating Co., LLC:
10.75%, 2/1/2018		115,000	127,075
12.125%, 8/1/2017		55,000	62,425
Belden & Blake Corp., 8.75%, 7/15/2012		310,000	289,850
Bill Barrett Corp., 9.875%, 7/15/2016		40,000	42,600
Bristow Group, Inc., 7.5%, 9/15/2017 (c)		70,000	69,300
Cenovus Energy, Inc., 144A, 5.7%, 10/15/2019		120,000	125,168
Chaparral Energy, Inc., 8.5%, 12/1/2015		120,000	105,900
Chesapeake Energy Corp.:
6.25%, 1/15/2018		55,000	52,800
6.875%, 1/15/2016		120,000	120,000
6.875%, 11/15/2020		30,000	28,950
7.25%, 12/15/2018 (c)		100,000	100,750
9.5%, 2/15/2015 (c)		185,000	203,037
Colorado Interstate Gas Co., 6.8%, 11/15/2015		30,000	33,122
Concho Resources, Inc., 8.625%, 10/1/2017		25,000	26,250
Continental Resources, Inc., 144A, 8.25%, 10/1/2019		20,000	21,000
El Paso Corp.:
7.25%, 6/1/2018		55,000	54,340
9.625%, 5/15/2012		255,000	263,166
Enterprise Products Operating LLC, 5.25%, 1/31/2020		165,000	163,222
EXCO Resources, Inc., 7.25%, 1/15/2011		95,000	94,762
Frontier Oil Corp., 6.625%, 10/1/2011		40,000	40,250
Husky Energy, Inc., 7.25%, 12/15/2019		210,000	242,676
KCS Energy, Inc., 7.125%, 4/1/2012		240,000	240,600
Linn Energy LLC, 144A, 11.75%, 5/15/2017		75,000	84,187
Mariner Energy, Inc.:
7.5%, 4/15/2013 (c)		60,000	59,700
8.0%, 5/15/2017		95,000	91,200
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	90,900
Nexen, Inc., 6.2%, 7/30/2019		90,000	95,231
OPTI Canada, Inc.:
7.875%, 12/15/2014		215,000	176,300
8.25%, 12/15/2014		130,000	107,087
Petrohawk Energy Corp.:
7.875%, 6/1/2015		30,000	30,300
9.125%, 7/15/2013		65,000	67,925
		Principal Amount ($) (a)	Value ($)

Plains Exploration & Production Co.:
7.0%, 3/15/2017 (c)		60,000	58,950
7.625%, 6/1/2018		110,000	112,475
8.625%, 10/15/2019 (c)		55,000	56,513
Quicksilver Resources, Inc.:
7.125%, 4/1/2016		170,000	158,525
11.75%, 1/1/2016 (c)		15,000	17,025
Regency Energy Partners LP:
8.375%, 12/15/2013		80,000	82,800
144A, 9.375%, 6/1/2016		115,000	122,475
Southwestern Energy Co., 7.5%, 2/1/2018		85,000	90,100
Stone Energy Corp.:
6.75%, 12/15/2014		105,000	93,712
8.25%, 12/15/2011		160,000	159,400
Whiting Petroleum Corp.:
7.25%, 5/1/2012		125,000	125,625
7.25%, 5/1/2013		20,000	20,150
Williams Companies, Inc., 8.125%, 3/15/2012		180,000	196,824
			4,828,552
Financials 20.2%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		125,000	106,406
American International Group, Inc., 29.05%***, 6/27/2022		360,000	279,900
Anglo American Capital PLC, 144A, 9.375%, 4/8/2019		330,000	419,169
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		75,400	22,620
Bank of America Corp.:
6.5%, 8/1/2016		180,000	193,558
7.625%, 6/1/2019		180,000	208,232
BlackRock, Inc., Series 2, 5.0%, 12/10/2019		130,000	127,749
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**		30,000	5,250
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016 (c)		120,000	123,600
Case New Holland, Inc., 144A, 7.75%, 9/1/2013		45,000	46,012
Citigroup Funding, Inc., 5.0%, 4/7/2013		295,000	280,250
Citigroup, Inc.:
6.5%, 8/19/2013		25,000	26,630
8.5%, 5/22/2019		167,000	192,844
Conproca SA de CV, REG S, 12.0%, 6/16/2010		74,100	75,582
Depfa ACS Bank, 144A, 8.799%***, 10/6/2023		1,000,000	878,900
Discover Bank, 8.7%, 11/18/2019		290,000	310,693
E*TRADE Financial Corp., 7.375%, 9/15/2013		120,000	111,750
FCE Bank PLC, 9.375%, 1/17/2014	EUR	100,000	144,430
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		60,000	60,594
7.375%, 2/1/2011		45,000	45,917
7.5%, 8/1/2012 (c)		500,000	504,229
9.875%, 8/10/2011		145,000	151,818
		Principal Amount ($) (a)	Value ($)

General Electric Capital Corp., 6.0%, 8/7/2019		265,000	275,076
GMAC, Inc.:
144A, 6.875%, 9/15/2011		297,000	292,545
144A, 7.0%, 2/1/2012		185,000	182,225
144A, 7.25%, 3/2/2011		455,000	450,450
144A, 7.75%, 1/19/2010		140,000	140,000
Harrahs Operating Escrow LLC, 144A, 11.25%, 6/1/2017 (c)		180,000	188,325
Hellas Telecommunications Finance, 144A, 8.742%***, 7/15/2015 (PIK)	EUR	104,583	16
Holcim US Finance Sarl & Cie SCS, 144A, 6.0%, 12/30/2019		140,000	145,725
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		200,000	206,474
Hutchison Whampoa Finance 09 Ltd., 4.75%, 11/14/2016	EUR	150,000	216,181
ICICI Bank Ltd., 144A, 5.5%, 3/25/2015		285,000	283,660
Intergas Finance BV, REG S, 6.875%, 11/4/2011		275,000	280,500
iPayment, Inc., 9.75%, 5/15/2014		45,000	37,406
Kreditanstalt fuer Wiederaufbau, 1.35%, 1/20/2014	JPY	135,000,000	1,483,342
Lincoln National Corp., 8.75%, 7/1/2019		167,000	190,815
Macquarie Group Ltd., 144A, 7.3%, 8/1/2014		334,000	360,876
MetLife, Inc.:
6.75%, 6/1/2016		135,000	151,179
7.717%, 2/15/2019		180,000	211,524
Morgan Stanley, Series F, 5.625%, 9/23/2019		330,000	332,412
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**		90,000	112
Nielsen Finance LLC, 11.5%, 5/1/2016		20,000	22,350
NiSource Finance Corp., 6.125%, 3/1/2022		290,000	295,959
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014		200,000	181,000
Pacific Life Global Funding, 144A, 0.89%***, 2/6/2016		386,000	361,022
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015		35,000	35,525
PNC Bank NA, 6.875%, 4/1/2018		180,000	191,056
Principal Financial Group, Inc., 8.875%, 5/15/2019		180,000	207,633
ProLogis, (REIT), 7.375%, 10/30/2019		225,000	221,941
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014		13,000	13,715
Rio Tinto Finance (USA) Ltd., 9.0%, 5/1/2019		240,000	303,741
Sprint Capital Corp.:
7.625%, 1/30/2011 (c)		50,000	51,187
8.375%, 3/15/2012		20,000	20,700
Standard Pacific Escrow LLC, 144A, 10.75%, 9/15/2016		50,000	51,000
		Principal Amount ($) (a)	Value ($)

Teachers Insurance & Annuity Association of America, 144A, 6.85%, 12/16/2039		185,000	191,242
Toll Brothers Finance Corp., 6.75%, 11/1/2019		170,000	166,497
Toyota Motor Credit Corp., 5.25%, 2/3/2012	EUR	850,000	1,287,459
Toys R Us Property Co. I, LLC, 144A, 10.75%, 7/15/2017		50,000	54,750
Tropicana Entertainment LLC, 9.625%, 12/15/2014**		150,000	750
UCI Holdco, Inc., 9.25%***, 12/15/2013 (PIK)		76,228	64,794
Vale Overseas Ltd.:
5.625%, 9/15/2019		160,000	161,556
6.875%, 11/10/2039		170,000	171,143
Virgin Media Finance PLC:
8.75%, 4/15/2014 (c)		84,000	86,730
Series 1, 9.5%, 8/15/2016		300,000	322,125
Westpac Banking Corp., 4.875%, 11/19/2019		290,000	286,231
Wind Acquisition Finance SA:
144A, 11.0%, 12/1/2015	EUR	180,000	277,392
144A, 11.75%, 7/15/2017		100,000	109,250
			14,881,724
Health Care 3.6%
CareFusion Corp., 144A, 6.375%, 8/1/2019		237,000	253,713
Community Health Systems, Inc., 8.875%, 7/15/2015		480,000	496,800
HCA, Inc.:
144A, 7.875%, 2/15/2020		365,000	380,056
144A, 8.5%, 4/15/2019 (c)		45,000	48,488
9.125%, 11/15/2014		155,000	163,525
9.25%, 11/15/2016		290,000	311,387
9.625%, 11/15/2016 (PIK)		152,000	164,540
HEALTHSOUTH Corp., 10.75%, 6/15/2016		50,000	54,375
IASIS Healthcare LLC, 8.75%, 6/15/2014		95,000	96,188
Novasep Holding SAS, 144A, 9.625%, 12/15/2016	EUR	50,000	70,244
The Cooper Companies, Inc., 7.125%, 2/15/2015		95,000	92,388
Vanguard Health Holding Co. I, LLC, 11.25%, 10/1/2015		75,000	78,938
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014		150,000	155,437
Watson Pharmaceuticals, Inc., 6.125%, 8/15/2019		250,000	257,948
			2,624,027
Industrials 4.4%
Acco Brands Corp., 144A, 10.625%, 3/15/2015		20,000	22,000
Actuant Corp., 6.875%, 6/15/2017		40,000	38,050
ARAMARK Corp., 8.5%, 2/1/2015		20,000	20,600
BE Aerospace, Inc., 8.5%, 7/1/2018 (c)		105,000	111,300
Belden, Inc.:
7.0%, 3/15/2017		45,000	43,819
144A, 9.25%, 6/15/2019		40,000	42,250
Bombardier, Inc., 144A, 6.75%, 5/1/2012		100,000	103,250
Cenveo Corp., 144A, 10.5%, 8/15/2016		55,000	56,375
		Principal Amount ($) (a)	Value ($)

Clean Harbors, Inc., 7.625%, 8/15/2016		35,000	35,481
Congoleum Corp., 8.625%, 8/1/2008**		125,000	26,250
Corrections Corp. of America, 7.75%, 6/1/2017		30,000	30,900
Goodrich Corp., 4.875%, 3/1/2020		145,000	143,424
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013		50,000	49,750
Hutchison Whampoa International 09/19 Ltd., 144A, 5.75%, 9/11/2019		225,000	228,096
Iron Mountain, Inc., 8.375%, 8/15/2021		80,000	82,600
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012		55,000	46,200
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014		115,000	112,125
7.625%, 12/1/2013		155,000	152,675
9.375%, 5/1/2012		150,000	155,625
Kansas City Southern Railway Co., 8.0%, 6/1/2015		100,000	103,625
McJunkin Red Man Corp., 144A, 9.5%, 12/15/2016		95,000	92,862
Meccanica Holdings USA, 144A, 6.25%, 1/15/2040		250,000	250,298
Mobile Mini, Inc., 9.75%, 8/1/2014		65,000	67,600
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014		75,000	74,625
Owens Corning, Inc., 9.0%, 6/15/2019		217,000	241,994
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**		165,000	15,469
RailAmerica, Inc., 9.25%, 7/1/2017		40,000	42,550
RBS Global & Rexnord Corp., 9.5%, 8/1/2014		45,000	45,113
Textron, Inc., 7.25%, 10/1/2019		167,000	172,857
Titan International, Inc., 8.0%, 1/15/2012		195,000	191,100
TransDigm, Inc., 7.75%, 7/15/2014		30,000	30,375
United Rentals North America, Inc.:
6.5%, 2/15/2012		125,000	124,687
7.0%, 2/15/2014		175,000	158,375
USG Corp., 144A, 9.75%, 8/1/2014		45,000	48,038
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011		60,000	59,175
			3,219,513
Information Technology 1.2%
Advanced Micro Devices, Inc., 5.75%, 8/15/2012		33,000	32,546
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		70,000	50,138
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	31,500
L-3 Communications Corp.:
5.875%, 1/15/2015		105,000	104,869
Series B, 6.375%, 10/15/2015		80,000	80,300
MasTec, Inc., 7.625%, 2/1/2017		65,000	62,481
Seagate Technology International, 144A, 10.0%, 5/1/2014		25,000	27,625
		Principal Amount ($) (a)	Value ($)

SunGard Data Systems, Inc., 10.25%, 8/15/2015		225,000	239,625
Unisys Corp., 144A, 12.75%, 10/15/2014		80,000	92,400
Vangent, Inc., 9.625%, 2/15/2015		35,000	32,944
Xerox Corp., 6.75%, 12/15/2039		140,000	141,054
			895,482
Materials 7.3%
Appleton Papers, Inc., 144A, 11.25%, 12/15/2015		25,000	21,156
ARCO Chemical Co., 9.8%, 2/1/2020**		405,000	287,550
Ashland, Inc., 144A, 9.125%, 6/1/2017		55,000	60,362
Ball Corp.:
7.125%, 9/1/2016		30,000	30,750
7.375%, 9/1/2019		25,000	25,688
Clondalkin Acquisition BV, 144A, 2.254%***, 12/15/2013		75,000	66,281
CPG International I, Inc., 10.5%, 7/1/2013		130,000	122,850
Crown Americas LLC, 144A, 7.625%, 5/15/2017		30,000	31,125
Dow Chemical Co., 9.4%, 5/15/2039		360,000	475,974
E.I. du Pont de Nemours & Co., 4.625%, 1/15/2020		160,000	156,640
Exopack Holding Corp., 11.25%, 2/1/2014		160,000	162,600
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015		145,000	158,050
8.375%, 4/1/2017		280,000	306,600
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)		120,175	96,140
10.0%, 3/31/2015		119,040	95,232
Georgia-Pacific LLC:
144A, 7.0%, 1/15/2015		45,000	45,562
144A, 7.125%, 1/15/2017		35,000	35,437
144A, 8.25%, 5/1/2016		65,000	68,900
9.5%, 12/1/2011		300,000	324,000
Graphic Packaging International, Inc., 9.5%, 6/15/2017		130,000	137,800
Greif, Inc., 7.75%, 8/1/2019		195,000	198,900
Hexcel Corp., 6.75%, 2/1/2015		255,000	244,800
Huntsman International LLC, 144A, 6.875%, 11/15/2013	EUR	100,000	132,962
Innophos, Inc., 8.875%, 8/15/2014		35,000	35,525
MeadWestvaco Corp., 7.375%, 9/1/2019		350,000	384,474
Millar Western Forest Products Ltd., 7.75%, 11/15/2013		35,000	25,550
NewMarket Corp., 7.125%, 12/15/2016		110,000	107,250
Newmont Mining Corp., 5.125%, 10/1/2019		100,000	100,047
NewPage Corp., 144A, 11.375%, 12/31/2014		95,000	95,950
Novelis, Inc., 144A, 11.5%, 2/15/2015		35,000	37,494
		Principal Amount ($) (a)	Value ($)

Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016 (c)		110,000	113,575
Plastipak Holdings, Inc., 144A, 10.625%, 8/15/2019		15,000	16,538
Pliant Corp., 11.85%, 6/15/2009**		10	9
Radnor Holdings Corp., 11.0%, 3/15/2010**		25,000	3
Silgan Holdings, Inc., 7.25%, 8/15/2016		50,000	51,375
Solo Cup Co., 144A, 10.5%, 11/1/2013		55,000	58,575
Teck Resources Ltd.:
9.75%, 5/15/2014		45,000	51,919
10.25%, 5/15/2016		45,000	52,425
10.75%, 5/15/2019		170,000	203,150
The Mosaic Co., 144A, 7.375%, 12/1/2014		85,000	90,997
Viskase Companies, Inc.:
144A, 9.875%, 1/15/2018		100,000	100,750
11.5%, 6/15/2011		225,000	231,469
Weyerhaeuser Co., 7.375%, 10/1/2019		290,000	303,054
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)		86,794	73,992
			5,419,480
Telecommunication Services 6.0%
America Movil SAB de CV, 144A, 5.0%, 10/16/2019		167,000	163,289
BCM Ireland Preferred Equity Ltd., 144A, 7.714%***, 2/15/2017 (PIK)	EUR	73,616	45,471
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		60,000	63,900
Centennial Communications Corp., 10.0%, 1/1/2013		40,000	42,000
CenturyTel, Inc., Series P, 7.6%, 9/15/2039		167,000	171,148
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (c)		90,000	91,575
Cricket Communications, Inc.:
9.375%, 11/1/2014		330,000	331,650
10.0%, 7/15/2015 (c)		100,000	101,375
Crown Castle International Corp., 9.0%, 1/15/2015		195,000	207,675
Frontier Communications Corp.:
6.25%, 1/15/2013 (c)		36,000	36,090
8.125%, 10/1/2018 (c)		50,000	50,625
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012**		29,280	16,690
Hellas Telecommunications Luxembourg V, 144A, 4.242%***, 10/15/2012	EUR	200,000	235,102
Hughes Network Systems LLC, 9.5%, 4/15/2014		150,000	153,375
Intelsat Corp.:
9.25%, 8/15/2014		30,000	30,825
9.25%, 6/15/2016		380,000	392,350
Intelsat Subsidiary Holding Co., Ltd., 8.875%, 1/15/2015		195,000	201,825
iPCS, Inc., 2.406%***, 5/1/2013		35,000	32,725
MetroPCS Wireless, Inc., 9.25%, 11/1/2014 (c)		465,000	470,813
		Principal Amount ($) (a)	Value ($)

Millicom International Cellular SA, 10.0%, 12/1/2013 (c)		265,000	274,275
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015 (c)		60,000	61,650
Qwest Corp.:
7.5%, 10/1/2014		284,000	295,005
7.875%, 9/1/2011		135,000	141,412
8.875%, 3/15/2012		30,000	32,250
SBA Telecommunications, Inc.:
144A, 8.0%, 8/15/2016		35,000	36,575
144A, 8.25%, 8/15/2019 (c)		25,000	26,500
Sprint Nextel Corp., 8.375%, 8/15/2017 (c)		320,000	326,400
Stratos Global Corp., 9.875%, 2/15/2013		30,000	31,650
Telesat Canada, 11.0%, 11/1/2015		180,000	195,300
Windstream Corp.:
7.0%, 3/15/2019		60,000	56,100
144A, 7.875%, 11/1/2017		135,000	133,312
8.625%, 8/1/2016		10,000	10,175
			4,459,107
Utilities 4.5%
AES Corp.:
8.0%, 10/15/2017		10,000	10,263
8.0%, 6/1/2020		175,000	178,062
144A, 8.75%, 5/15/2013		610,000	625,250
AmerenEnergy Generating Co., 6.3%, 4/1/2020		160,000	157,112
CMS Energy Corp., 8.5%, 4/15/2011		225,000	235,757
Energy Future Holdings Corp.:
10.875%, 11/1/2017		200,000	163,500
11.25%, 11/1/2017 (PIK)		100,700	71,245
Kinder Morgan, Inc., 6.5%, 9/1/2012		205,000	213,200
Mirant Americas Generation LLC, 8.3%, 5/1/2011		230,000	235,750
Mirant North America LLC, 7.375%, 12/31/2013		60,000	59,325
NRG Energy, Inc.:
7.25%, 2/1/2014		125,000	126,562
7.375%, 2/1/2016		660,000	660,825
7.375%, 1/15/2017		90,000	90,225
NV Energy, Inc.:
6.75%, 8/15/2017		80,000	77,943
8.625%, 3/15/2014		25,000	25,906
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		190,000	153,900
Toledo Edison Co., 7.25%, 5/1/2020		230,000	262,461
			3,347,286
Total Corporate Bonds (Cost $44,856,948)			45,504,975

Mortgage-Backed Securities Pass-Throughs 3.4%
Government National Mortgage Association:
4.5%, 2/1/2039 (d)		1,500,000	1,501,406
5.0%, 2/1/2038 (d)		1,000,000	1,028,672
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,563,633)			2,530,078
		Principal Amount ($) (a)	Value ($)

Asset-Backed 0.8%
Miscellaneous
Babson CLO Ltd., "A", Series 2005-3A, 144A, 0.524%***, 11/10/2019		193,425	171,181
Duane Street CLO, "A", Series 2005-1A, 144A, 0.525%***, 11/8/2017		485,188	429,391
Total Asset-Backed (Cost $574,862)			600,572

Commercial Mortgage-Backed Securities 1.4%
Credit Suisse Mortgage Capital Certificates Trust, "A2", Series 2007-C1, 5.268%, 2/15/2040		814,000	818,800
JPMorgan Chase Commercial Mortgage Securities Corp., "F", Series 2004-LN2, 144A, 5.455%***, 7/15/2041		500,000	202,481
Total Commercial Mortgage-Backed Securities (Cost $1,175,160)			1,021,281

Collateralized Mortgage Obligations 2.1%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 5.365%***, 2/25/2034		238,485	195,575
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 4.748%***, 12/25/2035		325,966	283,063
Citicorp Mortgage Securities, Inc., "1A7", Series 2006-4, 6.0%, 8/25/2036		184,209	176,225
Merrill Lynch Mortgage Investors Trust:
"2A", Series 2003-A6, 3.61%***, 10/25/2033		166,673	151,094
"2A1A", Series 2005-A9, 5.151%***, 12/25/2035		301,719	287,349
Provident Funding Mortgage Loan Trust, "2A1", Series 2005-1, 4.163%***, 5/25/2035		152,240	145,009
Residential Funding Mortgage Securities I, "3A1", Series 2005-SA2, 5.131%***, 6/25/2035		128,150	123,683
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 4.826%***, 10/25/2035		198,425	188,046
Total Collateralized Mortgage Obligations (Cost $1,474,801)			1,550,044

Government & Agency Obligations 17.4%
Other Government Related (e) 2.2%
Citibank NA, FDIC Guaranteed, 0.305%***, 5/7/2012		650,000	651,033
JPMorgan Chase & Co.:
FDIC Guaranteed, 0.484%***, 6/15/2012		268,000	269,922
Series 3, FDIC Guaranteed, 0.501%***, 12/26/2012		232,000	234,150
		Principal Amount ($) (a)	Value ($)

Pemex Project Funding Master Trust, 5.75%, 3/1/2018		460,000	465,118
			1,620,223
Sovereign Bonds 12.4%
Federative Republic of Brazil:
8.875%, 10/14/2019		295,000	380,550
12.5%, 1/5/2016	BRL	250,000	153,488
Government of Canada, 4.5%, 6/1/2015	CAD	350,000	361,619
Kingdom of Spain, 3.15%, 1/31/2016	EUR	700,000	997,735
Province of Quebec, Series PO, 1.6%, 5/9/2013	JPY	85,000,000	902,812
Republic of Argentina, 5.83%, 12/31/2033	ARS	444	106
Republic of Bulgaria, 144A, 8.25%, 1/15/2015		170,000	198,475
Republic of Colombia, 8.25%, 12/22/2014		15,000	17,625
Republic of El Salvador, 144A, 7.65%, 6/15/2035 (c)		156,000	153,660
Republic of Greece, 3.6%, 7/20/2016	EUR	500,000	646,509
Republic of Indonesia, 144A, 6.875%, 3/9/2017		440,000	481,800
Republic of Lithuania, 144A, 6.75%, 1/15/2015		110,000	111,993
Republic of Panama, 9.375%, 1/16/2023		500,000	670,000
Republic of Peru, 7.35%, 7/21/2025		285,000	326,325
Republic of Poland, 6.375%, 7/15/2019		345,000	375,251
Republic of Serbia, 144A, 6.75%, 11/1/2024		130,000	127,725
Republic of South Africa, 6.875%, 5/27/2019		220,000	246,950
Republic of Turkey:
7.0%, 9/26/2016		305,000	337,025
7.25%, 3/15/2015		80,000	89,600
Republic of Uruguay:
7.625%, 3/21/2036 (c)		60,000	64,950
9.25%, 5/17/2017		105,000	129,412
Republic of Venezuela, 9.25%, 9/15/2027		150,000	109,500
Russian Federation, REG S, 7.5%, 3/31/2030		502,801	567,537
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016		100,000	102,750
State of Qatar:
144A, 5.25%, 1/20/2020		210,000	211,575
144A, 6.4%, 1/20/2040		210,000	211,050
United Kingdom Treasury Bond, 3.75%, 9/7/2019	GBP	750,000	1,176,210
			9,152,232
US Government Sponsored Agency 0.1%
Federal Home Loan Mortgage Corp., 1.125%, 12/15/2011 (f)		100,000	99,689
US Treasury Obligations 2.7%
US Treasury Bills, 0.19%****, 3/18/2010 (g)		1,058,000	1,057,893
US Treasury Bond, 4.5%, 8/15/2039		239,000	233,585
		Principal Amount ($) (a)	Value ($)

US Treasury Note, 3.375%, 11/15/2019		699,000	672,354
			1,963,832
Total Government & Agency Obligations (Cost $12,059,391)			12,835,976

Loan Participations and Assignments 3.1%
Senior Loans 2.7%
Buffets, Inc.:
Letter of Credit Term Loan B, 7.151%***, 5/1/2013 (PIK)		10,892	8,686
Second Lien Term Loan, 1.53%***, plus 16.25% (PIK), 5/1/2013		54,521	43,481
Incremental Term Loan, 18.0%***, 4/30/2012		19,724	20,070
Charter Communications Operating LLC:
Term Loan, 2.26%***, 3/6/2014		232,049	217,964
Term Loan, 7.25%***, 3/6/2014		113,275	115,824
Ford Motor Co.:
Term Loan, 3.29%***, 12/16/2013		60,000	55,607
Term Loan, 3.29%***, 12/16/2013		84,159	77,997
Freescale Semiconductor, Inc., Incremental Term Loan, 12.5%, 12/15/2014		119,398	123,130
Golden Nugget, Inc., Second Lien Term Loan, 3.51%***, 12/31/2014		55,000	22,963
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.231%***, 3/26/2014		257,266	194,478
Letter of Credit, 2.251%***, 3/26/2014		15,223	11,508
Hexion Specialty Chemicals, Inc.:
Term Loan C1, 2.563%***, 5/6/2013		236,826	208,525
Term Loan C2, 2.563%***, 5/6/2013		59,603	52,480
IASIS Healthcare LLC, Term Loan, 5.531%***, 6/13/2014 (PIK)		103,448	95,560
Kabel Deutschland GmbH, 7.99%***, 11/18/2014 (PIK)	EUR	62,593	85,542
Sabre, Inc., Term Loan B, 2.494%***, 9/30/2014		48,590	44,061
Sbarro, Inc., Term Loan, 4.741%***, 1/31/2014		40,000	34,738
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, 3.735%***, 10/10/2014		189,576	154,445
Term Loan B3, 3.735%***, 10/10/2014		454,538	368,364
Tribune Co., Term Loan B, 5.25%***, 6/4/2014**		88,875	50,992
VML US Finance LLC:
Term Delay Draw B, 4.76%***, 5/25/2012		18,374	17,473
Term Loan B, 4.76%***, 5/27/2013		31,811	30,251
			2,034,139
		Principal Amount ($) (a)	Value ($)

Sovereign Loans 0.4%
Export-Import Bank of Ukraine, 6.8%, 10/4/2012		105,000	84,525
Gazprom, 144A, 8.125%, 7/31/2014		180,000	190,800
			275,325
Total Loan Participations and Assignments (Cost $2,485,084)			2,309,464

Preferred Securities 0.8%
Financials 0.7%
Capital One Capital VI, 8.875%, 5/15/2040		330,000	351,450
USB Capital XIII Trust, 6.625%, 12/15/2039		145,000	147,369
Xerox Capital Trust I, 8.0%, 2/1/2027 (c)		35,000	34,650
			533,469
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		95,000	64,600
Total Preferred Securities (Cost $561,889)			598,069
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	2,318	16,226
SuperMedia, Inc.*	99	3,452
Vertis Holdings, Inc.*	940	0
		19,678
Industrials 0.0%
World Color Press, Inc.*	296	2,811
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,749
Total Common Stocks (Cost $162,620)		24,238

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	10,000	0
Series AI, 144A, 12.0%*	20,000	0
Total Convertible Preferred Stocks (Cost $4,191)		0

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	15,600	625
Industrials 0.0%
World Color Press, Inc., Expiration Date 7/20/2014*	336	1,802
Materials 0.0%
Ashland, Inc., Expiration Date 3/31/2029*	85	0
Total Warrants (Cost $17,432)		2,427
		Contract Amount	Value ($)

Call Options Purchased 0.1%
Call Options
Option on an interest rate swap expiring on March 14, 2012 for the obligation to receive a fixed rate of 1.72% versus the one-year EUR LIBOR, Expiration Date 3/10/2011 (Cost $54,651)	EUR	36,700,000	58,599
	Shares	Value ($)

Securities Lending Collateral 4.6%
Daily Assets Fund Institutional, 0.17% (h) (i) (Cost $3,360,558)	3,360,558	3,360,558
	Shares	Value ($)

Cash Equivalents 7.9%
Central Cash Management Fund, 0.14% (h) (Cost $5,842,060)	5,842,060	5,842,060
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $75,193,280)+	103.2	76,238,341
Other Assets and Liabilities, Net	(3.2)	(2,363,186)
Net Assets	100.0	73,875,155

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	405,000	USD	423,400	287,550
Buffalo Thunder Development Authority	9.375%	12/15/2014	30,000	USD	30,000	5,250
CanWest MediaWorks LP	9.25%	8/1/2015	50,000	USD	50,000	7,438
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	26,250
Fontainebleau Las Vegas Holdings LLC	11.0%	6/15/2015	65,000	USD	65,225	650
Grupo Iusacell Celular SA de CV	10.0%	3/31/2012	29,280	USD	27,863	16,690
New ASAT (Finance) Ltd.	9.25%	2/1/2011	90,000	USD	75,700	112
Pliant Corp.	11.85%	6/15/2009	10	USD	10	9
R.H. Donnelley Corp.	8.875%	10/15/2017	165,000	USD	157,483	15,469
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	15,888	3
Reader's Digest Association, Inc.	9.0%	2/15/2017	50,000	USD	48,392	563
Simmons Co.	10.0%	12/15/2014	185,000	USD	155,406	14,800
Tribune Co.	5.25%	6/4/2014	88,875	USD	88,819	50,992
Tropicana Entertainment LLC	9.625%	12/15/2014	150,000	USD	122,979	750
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	15,000	USD	10,838	310
Young Broadcasting, Inc.	8.75%	1/15/2014	275,000	USD	224,631	963
					1,602,628	427,799

*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

**** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $75,265,965. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $972,376. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,563,443 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,591,067.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) Security has deferred its 6/15/2008, 12/15/2008 and 6/15/2009 interest payments until 8/15/2012.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $3,220,591, which is 4.4% of net assets.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At December 31, 2009, this security has been pledged, in whole or in part, as collateral for open swaps contracts.

(g) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

REIT: Real Estate Investment Trust

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	3/22/2010	3	338,022	(5,862)
10 Year US Treasury Note	USD	3/22/2010	6	692,719	(11,701)
2 Year US Treasury Note	USD	3/31/2010	24	5,190,375	(28,553)
5 Year US Treasury Note	USD	3/31/2010	1	114,383	(807)
CAC 40 Index	EUR	1/15/2010	16	904,054	24,182
DJ Euro Stoxx 50 Index	EUR	3/19/2010	42	1,789,414	52,336
Federal Republic of Germany Euro-Bund	EUR	3/8/2010	23	3,995,834	(51,941)
Federal Republic of Germany Euro-Schatz	EUR	3/8/2010	95	14,702,775	(757)
FTSE 100 Index	GBP	3/19/2010	10	865,990	13,876
FTSE MIB Index	EUR	3/19/2010	1	166,887	3,743
TOPIX Index	JPY	3/12/2010	2	194,234	1,814
United Kingdom Long Gilt Bond	GBP	3/29/2010	17	3,142,616	(30,704)
Total net unrealized depreciation					(34,374)

At December 31, 2009, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2010	22	2,011,825	28,751
10 Year Japanese Government Bond	JPY	3/11/2010	8	11,999,785	(6,769)
3 Year Australian Treasury Bond	AUD	3/15/2010	45	4,146,663	2,607
AEX Index	EUR	1/15/2010	4	384,765	(14,203)
DAX Index	EUR	3/19/2010	2	427,162	(5,400)
Hang Seng Index	HKD	1/28/2010	1	141,390	(2,523)
IBEX 35 Index	EUR	1/15/2010	3	512,810	(11,803)
NASDAQ E-Mini 100 Index	USD	3/19/2010	34	1,263,950	(34,654)
Russell E-Mini 2000 Index	USD	3/19/2010	5	311,950	(5,912)
S&P TSE 60 Index	CAD	3/18/2010	4	528,412	(9,329)
Total net unrealized depreciation					(59,235)

At December 31, 2009, open credit default swap contracts purchased were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid by the Portfolio	Underlying Debt Obligation/Quality Rating (j)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
6/22/2009 9/20/2014	500,000[1]	1.0%	WestVaco Corp., 7.95%, 2/15/2031, BBB	(3,231)	(467)	(2,915)
6/22/2009 12/20/2014	500,000[2]	1.0%	Motorola, Inc., 6.5%, 9/1/2025, BB+	8,947	14,162	(5,368)
9/21/2009 12/20/2014	440,000[3]	1.0%	Weyerhauser Co., 7.375%, 10/1/2019, BBB-	13,818	18,287	(4,603)
9/21/2009 12/20/2014	290,000[1]	1.0%	Travelers Companies, Inc., 8.125%, 4/15/2010, A-	(5,013)	(4,847)	(263)
9/21/2009 12/20/2014	400,000[4]	1.0%	Home Depot, Inc., 5.875%, 12/16/2036, BBB+	(8,020)	(6,500)	(1,642)
9/21/2009 12/20/2014	400,000[5]	1.0%	Hewlett-Packard Co., 5.4%, 3/1/2017, A	(13,304)	(13,354)	(72)
9/21/2009 3/20/2015	400,000[4]	1.0%	McKesson Corp., 7.65%, 3/1/2027, BBB+	(12,282)	(11,162)	(1,242)
9/21/2009 3/20/2015	400,000[4]	1.0%	Eli Lilly & Co., 6.57%, 1/1/2016, AA	(12,676)	(10,550)	(2,248)
Total unrealized depreciation						(18,353)

At December 31, 2009, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (k)	Fixed Cash Flows Received by the Portfolio	Underlying Debt Obligation/Quality Rating (j)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation ($)
9/21/2009 12/20/2014	290,000[1]	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AAA	(5,900)	(7,340)	1,538
9/21/2009 12/20/2014	570,000[1]	1.0%	Prudential Financial, Inc., 4.5%, 7/15/2013, A	(11,596)	(26,986)	15,580
Total unrealized appepreciation						17,118

(j) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

(k) The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

At December 31, 2009, open interest rate swaps contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid by the Portfolio	Cash Flows Received by the Portfolio	Unrealized Appreciation/ (Depreciation) ($)
10/1/2010 10/1/2020	750,000[4]	Fixed — 3.9%	Floating — LIBOR	24,975
10/27/2010 10/27/2020	1,500,000[4]	Fixed — 4.12%	Floating — LIBOR	34,844
11/24/2010 11/24/2020	1,300,000[6]	Fixed — 3.96%	Floating — LIBOR	50,759
4/20/2009 4/20/2024	500,000[4]	Floating — LIBOR-SIFMA	Floating — 7.5%	(14,237)
5/15/2009 5/15/2024	500,000[4]	Floating — LIBOR-SIFMA	Floating — 7.5%	(19,045)
11/15/2009 11/15/2024	300,000[6]	Floating — LIBOR-SIFMA	Floating — 8.7%	6,708
Total net unrealized appreciation				84,004

At December 31, 2009, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid by the Portfolio	Reference Entity	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
12/14/2009 6/1/2012	3,000,000[2]	0.425%	Global Interest Rate Strategy Index	(27,641)	—	(27,641)

Counterparties:

1 JPMorganChase Securities, Inc.

2 Citigroup, Inc.

3 UBS AG

4 Morgan Stanley

5 The Goldman Sachs & Co.

6 Barclays Bank PLC

SIFMA: Securities Industry and Financial Markets Association

At December 31, 2009, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	375,000,000	USD	4,174,403	1/19/2010	145,750	Morgan Stanley
GBP	925,000	USD	1,502,616	1/19/2010	7,614	USB SG
CAD	750,000	USD	721,774	1/19/2010	5,090	Morgan Stanley
USD	504,105	NZD	697,000	1/20/2010	1,189	Morgan Stanley
USD	99,531	NOK	584,000	1/20/2010	1,246	CitiBank NA
USD	285,693	CAD	302,000	1/20/2010	3,072	CitiBank NA
USD	224,351	AUD	256,000	1/20/2010	5,123	HSBC Bank USA
USD	152,497	NZD	217,000	1/20/2010	4,819	HSBC Bank USA
USD	320,633	NOK	1,859,000	1/20/2010	162	Credit Suisse
GBP	222,000	USD	360,710	1/20/2010	2,177	Credit Suisse
EUR	1,055,000	USD	1,545,433	1/20/2010	33,066	The Goldman Sachs & Co.
JPY	117,878,000	USD	1,331,526	1/20/2010	65,722	HSBC Bank USA
JPY	59,631,000	USD	651,118	1/20/2010	10,785	HSBC Bank USA
EUR	2,750,000	USD	4,026,619	2/16/2010	85,014	Morgan Stanley
Total unrealized appreciation					370,829
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	1,000,000	USD	949,580	1/19/2010	(5,999)	Morgan Stanley
USD	2,502,463	AUD	2,755,000	1/20/2010	(32,933)	Morgan Stanley
USD	58,521	SEK	416,000	1/20/2010	(371)	Credit Suisse
USD	1,320,058	CHF	1,363,000	1/20/2010	(2,280)	UBS AG
CAD	659,000	USD	619,349	1/20/2010	(10,772)	Bank of New York Mellon Corp.
EUR	1,206,000	USD	1,721,481	1/20/2010	(7,349)	Morgan Stanley
SEK	1,664,000	USD	227,829	1/20/2010	(4,773)	CitiBank NA
GBP	370,000	USD	591,861	1/20/2010	(5,694)	Bank of New York Mellon Corp.
EUR	59,200	USD	84,721	1/25/2010	(143)	CitiBank NA
EUR	1,175,900	USD	1,682,834	1/25/2010	(2,838)	CitiBank NA
Total unrealized depreciation					(73,152)
Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HKD Hong Kong Dollar

JPY Japanese Yen

NOK Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding option contracts, futures contracts, interest rate swap contracts, credit default swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (l)
Corporate Bonds	$ —	$ 44,105,583	$ 1,399,392	$ 45,504,975
Mortgage-Backed Securities Pass-Throughs	—	2,530,078	—	2,530,078
Asset-Backed	—	—	600,572	600,572
Commercial Mortgage-Backed Securities	—	1,021,281	—	1,021,281
Collateralized Mortgage Obligations	—	1,550,044	—	1,550,044
Government & Agency Obligations	—	11,778,083	—	11,778,083
Loan Participation & Assignments	—	2,237,227	72,237	2,309,464
Preferred Securities	—	598,069	—	598,069
Common Stocks (l)	6,263	16,226	1,749	24,238
Convertible Preferred Stocks	—	—	0	0
Warrants (l)	—	1,802	625	2,427
Short-Term Investments (l)	9,202,618	1,057,893	—	10,260,511
Derivatives (m)	—	563,832	—	563,832
Total	$ 9,208,881	$ 65,460,118	$ 2,074,575	$ 76,743,574
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (m)	$ (93,609)	$ (152,428)	$ —	$ (246,037)
Total	$ (93,609)	$ (152,428)	$ —	$ (246,037)

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts, forward foreign currency exchange contracts and value of options purchased.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Asset-Backed	Government & Agency Obligations	Loan Participation and Assignments	Other Investments	Common Stocks	Convertible Preferred Stocks	Warrants	Total
Balance as of December 31, 2008	$ 932,370	$ —	$ 815,353	$ 86,087	$ 40,800	$ 1,749	$ —	$ 1,224	$ 1,877,583
Realized gains (loss)	—	1,689	(17,094)	(16,358)	—	—	—	—	(31,763)
Change in unrealized appreciation (depreciation)	(85,549)	25,710	98,371	49,856	26,614	—	—	(18,031)	96,971
Amortization premium/ discount	8,001	—	(7,152)	1,990	115	—	—	—	2,954
Net purchases (sales)	423,063	573,173	(727,215)	(26,375)	(67,529)	—	—	17,432	192,549
Net transfers in (out) of Level 3	121,507	—	(162,263)	(22,963)	—	—	0	—	(63,719)
Balance as of December 31, 2009	$ 1,399,392	$ 600,572	$ —	$ 72,237	$ —	$ 1,749	$ 0	$ 625	$ 2,074,575
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ (115,359)	$ 25,710	$ —	$ (7,898)	$ —	$ —	$ —	$ (18,031)	$ (115,578)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $65,990,662) — including $3,220,591 of securities loaned	$ 67,035,723
Investment in Daily Assets Fund Institutional (cost $3,360,558)*	3,360,558
Investment in Central Cash Management Fund (cost $5,842,060)	5,842,060
Total investments, at value (cost $75,193,280)	76,238,341
Cash	29,387
Foreign currency, at value (cost $608,598)	611,585
Receivable for investments sold	3,252,100
Receivable for Fund shares sold	93,023
Interest receivable	1,090,484
Unrealized appreciation on open forward foreign currency exchange contracts	370,829
Unrealized appreciation on open swap contracts	134,404
Foreign taxes recoverable	1,758
Other assets	1,517
Total assets	81,823,428
Liabilities
Payable for investments purchased	1,570,506
Payable for investments purchased — when issued securities	2,570,160
Payable upon return of securities loaned	3,360,558
Payable for Portfolio shares redeemed	74,640
Net payable on closed forward foreign currency exchange contracts	21,519
Unrealized depreciation on open forward foreign currency exchange contracts	73,152
Payable for variation margin on open futures contracts	71,465
Unrealized depreciation on open swap contracts	79,276
Accrued management fee	26,842
Other accrued expenses and payables	100,155
Total liabilities	7,948,273
Net assets, at value	$ 73,875,155
Net Assets Consist of
Undistributed net investment income	4,333,267
Net unrealized appreciation (depreciation) on: Investments	1,045,061
Swap contracts	55,128
Futures	(93,609)
Foreign currency	291,817
Accumulated net realized gain (loss)	(2,992,078)
Paid-in capital	71,235,569
Net assets, at value	$ 73,875,155
Class A Net Asset Value, offering and redemption price per share ($73,875,155 ÷ 6,362,456 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.61

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Interest (net of foreign taxes withheld of $1,809)	$ 4,796,748
Income distributions — affiliated cash management vehicles	14,651
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,306
Total Income	4,816,705
Expenses: Management fee	391,763
Administration fee	71,230
Services to shareholders	1,361
Custodian fee	33,758
Distribution service fee (Class B)	21
Legal fees	13,267
Audit and tax fees	69,102
Trustees' fees and expenses	1,466
Reports to shareholders	7,055
Other	26,862
Total expenses before expense reductions	615,885
Expense reductions	(43,480)
Total expenses after expense reductions	572,405
Net investment income (loss)	4,244,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	516,432
Swap contracts	210,920
Futures	157,643
Written options	(29,550)
Foreign currency	(291,027)
Payments by affiliates (see Note H)	188
564,606
Change in net unrealized appreciation (depreciation) on: Investments	9,947,473
Swap contracts	(101,278)
Written options	47,755
Futures	(87,549)
Foreign currency	(233,637)
9,572,764
Net gain (loss)	10,137,370
Net increase (decrease) in net assets resulting from operations	$ 14,381,670

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 4,244,300	$ 4,979,905
Net realized gain (loss)	564,606	(4,971,505)
Change in net unrealized appreciation (depreciation)	9,572,764	(8,486,061)
Net increase (decrease) in net assets resulting from operations	14,381,670	(8,477,661)
Distributions to shareholders from: Net investment income: Class A	(3,708,667)	(6,041,956)
Class B	—	(489,657)
Net realized gains: Class A	—	(1,320,099)
Class B	—	(114,923)
Total distributions	(3,708,667)	(7,966,635)
Portfolio share transactions: Class A Proceeds from shares sold	9,943,530	22,468,946
Shares converted*	44,195	—
Reinvestment of distributions	3,708,667	7,362,055
Cost of shares redeemed	(23,212,559)	(41,402,528)
Net increase (decrease) in net assets from Class A share transactions	(9,516,167)	(11,571,527)
Class B Proceeds from shares sold	—	755,481
Shares converted*	(44,195)	604,580
Cost of shares redeemed	(151)	(9,329,944)
Net increase (decrease) in net assets from Class B share transactions	(44,346)	(7,969,883)
Increase (decrease) in net assets	1,112,490	(35,985,706)
Net assets at beginning of period	72,762,665	108,748,371
Net assets at end of period (including undistributed net investment income of $4,333,267 and $3,179,356, respectively)	$ 73,875,155	$ 72,762,665
Other Information
Class A Shares outstanding at beginning of period	7,250,530	8,561,326
Shares sold	943,043	2,033,447
Shares converted*	4,547	—
Shares issued to shareholders in reinvestment of distributions	392,867	674,181
Shares redeemed	(2,228,531)	(4,018,424)
Net increase (decrease) in Class A shares	(888,074)	(1,310,796)
Shares outstanding at end of period	6,362,456	7,250,530
Class B Shares outstanding at beginning of period	4,594	737,068
Shares sold	—	66,046
Shares converted*	(4,579)	55,517
Shares redeemed	(15)	(854,037)
Net increase (decrease) in Class B shares	(4,594)	(732,474)
Shares outstanding at end of period	—	4,594

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.03	$ 11.70	$ 11.80	$ 11.50	$ 12.25
Income (loss) from investment operations: Net investment income[a]	.63	.55	.63	.62	.65
Net realized and unrealized gain (loss)	1.50	(1.38)	(.01)	.36	(.39)
Total from investment operations	2.13	(.83)	.62	.98	.26
Less distributions from: Net investment income	(.55)	(.69)	(.72)	(.57)	(.98)
Net realized gains	—	(.15)	—	(.11)	(.03)
Total distributions	(.55)	(.84)	(.72)	(.68)	(1.01)
Net asset value, end of period	$ 11.61	$ 10.03	$ 11.70	$ 11.80	$ 11.50
Total Return (%)	22.73[b]	(7.75)[b]	5.43[b]	8.98	2.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	73	100	86	71
Ratio of expenses before expense reductions (%)	.86	.89	.84	.85	.88
Ratio of expenses after expense reductions (%)	.80	.87	.83	.85	.88
Ratio of net investment income (%)	5.96	5.06	5.50	5.47	5.61
Portfolio turnover rate (%)	370	234	147	143	120
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2009

DWS Strategic Value VIP (formerly DWS Dreman High Return Equity VIP)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.77% and 1.13% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. In addition, the Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Value VIP
[] DWS Strategic Value VIP — Class A [] S&P 500® Index

The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Strategic Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,530	$6,643	$8,512	$13,933
	Average annual total return	25.30%	-12.75%	-3.17%	3.37%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	$10,211	$9,090
	Average annual total return	26.46%	-5.63%	.42%	-.95%
DWS Strategic Value VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$12,494	$6,580	$8,362	$11,423
	Average annual total return	24.94%	-13.02%	-3.51%	1.79%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	$10,211	$13,070
	Average annual total return	26.46%	-5.63%	.42%	3.63%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Strategic Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,232.80	$ 1,232.10
Expenses Paid per $1,000*	$ 4.28	$ 6.02
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,021.37	$ 1,019.81
Expenses Paid per $1,000*	$ 3.87	$ 5.45

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Value VIP	.76%	1.07%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Strategic Value VIP

Surging investor risk appetites and signs of improving economic growth led to an outstanding gain for the US stock market during the past year. While the Portfolio generated a gain of 25.30% (Class A shares, unadjusted for contract charges), this return nonetheless trailed the 26.46% advance of the Standard & Poor's 500® (S&P 500) Index.

Our team took over on June 2, 2009, at which time the Portfolio's name was changed from DWS Dreman High Return Equity VIP to DWS Strategic Value VIP. We have made significant changes since then, increasing the Portfolio's diversification and reducing its large overweights in the financial and energy sectors.1 We also elected to increase the Portfolio's weighting in technology, based on our belief that the tech sector offered the combination of attractive valuations and the ability to benefit from higher business spending and strong economic growth overseas.2 We found additional opportunities in companies that offer attractive dividend yields, including telecommunications stocks and large US pharmaceutical companies. While higher-yielding investments underperformed in 2009, we expect that dividends will again become an important component of total return.

For the full year, a period that incorporates the performance of both management teams, the largest positive contributions to return came from stock selection in the health care and consumer staples sectors. The most significant detractor by far was the Portfolio's underweight position in technology during the first half of the year. Stock selection in the consumer discretionary sector also weighed on relative performance, due in part to the underperformance of Lowe's Cos.*

Believing the market has climbed to a point where continued gains in individual stocks will need to be supported by earnings results, we are emphasizing value stocks that have the potential to generate above-market earnings growth.

Thomas Schuessler, PhD
Volker Dosch
Oliver Pfeil, PhD
Portfolio Managers

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

2 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

* Not held in the portfolio as of December 31, 2009.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Strategic Value VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Financials	16%	20%
Information Technology	15%	—
Health Care	14%	19%
Energy	13%	29%
Consumer Staples	12%	7%
Industrials	12%	10%
Consumer Discretionary	7%	10%
Telecommunication Services	6%	2%
Materials	4%	3%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 250. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Strategic Value VIP

	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 6.9%
Diversified Consumer Services 1.2%
H&R Block, Inc.	154,714	3,499,631
Hotels Restaurants & Leisure 1.8%
Burger King Holdings, Inc.	70,246	1,322,030
Carnival Corp. (Units)*	116,122	3,679,906
		5,001,936
Media 1.3%
Walt Disney Co. (a)	115,304	3,718,554
Multiline Retail 0.6%
J.C. Penney Co., Inc. (a)	64,628	1,719,751
Specialty Retail 1.0%
GameStop Corp. "A"* (a)	120,913	2,652,831
Textiles, Apparel & Luxury Goods 1.0%
VF Corp.	38,687	2,833,436
Consumer Staples 11.7%
Beverages 2.8%
PepsiCo, Inc.	130,910	7,959,328
Food & Staples Retailing 2.8%
CVS Caremark Corp.	140,342	4,520,416
Kroger Co.	159,975	3,284,286
		7,804,702
Food Products 1.0%
Kraft Foods, Inc. "A"	107,998	2,935,386
Tobacco 5.1%
Altria Group, Inc.	424,612	8,335,134
Philip Morris International, Inc.	128,870	6,210,245
		14,545,379
Energy 13.1%
Energy Equipment & Services 2.6%
Halliburton Co.	90,177	2,713,426
Transocean Ltd.*	58,043	4,805,960
		7,519,386
Oil, Gas & Consumable Fuels 10.5%
Anadarko Petroleum Corp. (a)	64,710	4,039,198
Apache Corp.	58,068	5,990,876
Cenovus Energy, Inc.	76,644	1,931,429
Chevron Corp.	74,694	5,750,691
ConocoPhillips	115,235	5,885,051
ExxonMobil Corp.	15,000	1,022,850
Marathon Oil Corp.	96,075	2,999,462
XTO Energy, Inc.	45,000	2,093,850
		29,713,407
Financials 15.8%
Capital Markets 2.1%
State Street Corp.	70,772	3,081,413
The Goldman Sachs Group, Inc.	17,477	2,950,816
		6,032,229
Commercial Banks 2.4%
KeyCorp	302,198	1,677,199
Wells Fargo & Co.	186,686	5,038,655
		6,715,854
Diversified Financial Services 7.8%
Bank of America Corp. (a)	657,689	9,904,796
JPMorgan Chase & Co.	244,174	10,174,731
	Shares	Value ($)

The NASDAQ OMX Group, Inc.*	112,381	2,227,391
		22,306,918
Insurance 3.4%
Allstate Corp.	129,201	3,881,198
Hartford Financial Services Group, Inc.	64,189	1,493,036
The Travelers Companies, Inc. (a)	83,725	4,174,529
		9,548,763
Thrifts & Mortgage Finance 0.1%
Washington Mutual, Inc.*	1,394,944	194,595
Health Care 14.1%
Health Care Equipment & Supplies 0.9%
Baxter International, Inc.	45,112	2,647,172
Health Care Providers & Services 4.0%
Aetna, Inc.	180,498	5,721,786
UnitedHealth Group, Inc.	179,766	5,479,268
		11,201,054
Pharmaceuticals 9.2%
Abbott Laboratories	63,906	3,450,285
Merck & Co., Inc.	179,319	6,552,316
Mylan, Inc.* (a)	192,839	3,554,023
Novartis AG (ADR)	101,960	5,549,683
Pfizer, Inc.	385,649	7,014,955
		26,121,262
Industrials 11.2%
Aerospace & Defense 5.8%
Honeywell International, Inc.	192,632	7,551,175
ITT Corp.	64,385	3,202,510
United Technologies Corp.	83,725	5,811,352
		16,565,037
Construction & Engineering 1.8%
Fluor Corp.	60,881	2,742,080
URS Corp.*	51,377	2,287,304
		5,029,384
Industrial Conglomerates 1.0%
Tyco International Ltd.*	83,309	2,972,465
Machinery 2.6%
Deere & Co.	81,062	4,384,643
Dover Corp.	70,383	2,928,637
		7,313,280
Information Technology 14.2%
Communications Equipment 1.4%
Cisco Systems, Inc.*	160,128	3,833,464
Computers & Peripherals 7.8%
Dell, Inc.* (a)	301,881	4,335,011
Hewlett-Packard Co.	186,453	9,604,194
International Business Machines Corp.	44,754	5,858,299
Lexmark International, Inc. "A"*	86,758	2,253,973
		22,051,477
IT Services 1.4%
Accenture PLC "A"	95,477	3,962,296
Software 3.6%
Microsoft Corp.	180,728	5,510,397
Oracle Corp.	64,358	1,579,345
Symantec Corp.*	179,069	3,203,544
		10,293,286
	Shares	Value ($)

Materials 3.9%
Chemicals 1.0%
Potash Corp. of Saskatchewan, Inc. (a)	25,742	2,793,007
Metals & Mining 2.9%
BHP Billiton Ltd. (ADR) (a)	109,249	8,366,288
Telecommunication Services 5.7%
Diversified Telecommunication Services 4.1%
AT&T, Inc.	206,128	5,777,768
Verizon Communications, Inc.	179,747	5,955,018
		11,732,786
Wireless Telecommunication Services 1.6%
Vodafone Group PLC (ADR) (a)	193,142	4,459,649
Utilities 1.0%
Electric Utilities
Exelon Corp.	57,811	2,825,224
Total Common Stocks (Cost $247,603,546)		276,869,217
	Shares	Value ($)

Securities Lending Collateral 13.7%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $38,681,340)	38,681,340	38,681,340

Cash Equivalents 2.3%
Central Cash Management Fund, 0.14% (b) (Cost $6,585,439)	6,585,439	6,585,439
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $292,870,325)+	113.6	322,135,996
Other Assets and Liabilities, Net	(13.6)	(38,516,779)
Net Assets	100.0	283,619,217

* Non-income producing security.

+ The cost for federal income tax purposes was $296,037,410. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $26,098,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,165,451 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,066,865.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $37,203,432, which is 13.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 276,869,217	$ —	$ —	$ 276,869,217
Short-Term Investments (d)	45,266,779	—	—	45,266,779
Total	$ 322,135,996	$ —	$ —	$ 322,135,996

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $247,603,546) — including $37,203,432 of securities loaned	$ 276,869,217
Investment in Daily Assets Fund Institutional (cost $38,681,340)*	38,681,340
Investment in Central Cash Management Fund (cost $6,585,439)	6,585,439
Total investments at value (cost $292,870,325)	322,135,996
Cash	29,120
Receivable for Portfolio shares sold	558
Dividends receivable	628,038
Interest receivable	4,177
Foreign taxes recoverable	8,254
Other assets	5,868
Total assets	322,812,011
Liabilities
Payable upon return of securities loaned	38,681,340
Payable for Portfolio shares redeemed	225,112
Accrued management fee	175,952
Other accrued expenses and payables	110,390
Total liabilities	39,192,794
Net assets, at value	$ 283,619,217
Net Assets Consist of
Undistributed net investment income	4,996,440
Net unrealized appreciation (depreciation) on investments	29,265,671
Accumulated net realized gain (loss)	(159,822,549)
Paid-in capital	409,179,655
Net assets, at value	$ 283,619,217
Class A Net Asset Value, offering and redemption price per share ($281,657,017 ÷ 38,269,626 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.36
Class B Net Asset Value, offering and redemption price per share ($1,962,200 ÷ 265,888 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,972)	$ 6,989,222
Income distributions — affiliated cash management vehicles	12,331
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	276,964
Other income	1,178
Total Income	7,279,695
Expenses: Management fee	1,818,873
Administrative service fees	274,743
Distribution service fee (Class B)	4,762
Services to shareholders	6,622
Record keeping fees (Class B)	1,052
Professional fees	65,000
Trustees' fees and expenses	8,082
Reports to shareholders	6,696
Custodian fee and other	15,338
Total expenses before expense reductions	2,201,168
Expense reductions	(104,517)
Total expenses after expense reductions	2,096,651
Net investment income (loss)	5,183,044
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(11,181,680)
Futures	40,548
Payments made by affiliate (see Note H)	12,813
(11,128,319)
Change in net unrealized appreciation (depreciation) on investments	65,208,508
Net gain (loss)	54,080,189
Net increase (decrease) in net assets resulting from operations	$ 59,263,233

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 5,183,044	$ 12,688,647
Net realized gain (loss)	(11,128,319)	(145,683,533)
Change in net unrealized appreciation (depreciation)	65,208,508	(192,880,861)
Net increase (decrease) in net assets resulting from operations	59,263,233	(325,875,747)
Distributions to shareholders from: Net investment income: Class A	(12,778,810)	(18,513,153)
Class B	(81,600)	(745,822)
Net realized gains: Class A	—	(116,884,417)
Class B	—	(5,393,183)
Total distributions	(12,860,410)	(141,536,575)
Portfolio share transactions: Class A Proceeds from shares sold	5,209,923	14,533,917
Reinvestment of distributions	12,778,810	135,397,570
Cost of shares redeemed	(90,662,545)	(175,333,071)
Net increase (decrease) in net assets from Class A share transactions	(72,673,812)	(25,401,584)
Class B Proceeds from shares sold	544,525	1,441,659
Reinvestment of distributions	81,600	6,139,005
Cost of shares redeemed	(1,038,519)	(32,996,043)
Net increase (decrease) in net assets from Class B share transactions	(412,394)	(25,415,379)
Increase (decrease) in net assets	(26,683,383)	(518,229,285)
Net assets at beginning of period	310,302,600	828,531,885
Net assets at end of period (including undistributed net investment income of $4,996,440 and $12,673,806, respectively)	$ 283,619,217	$ 310,302,600
Other Information
Class A Shares outstanding at beginning of period	49,642,073	54,976,574
Shares sold	874,127	1,441,589
Shares issued to shareholders in reinvestment of distributions	2,576,373	13,132,645
Shares redeemed	(14,822,947)	(19,908,735)
Net increase (decrease) in Class A shares	(11,372,447)	(5,334,501)
Shares outstanding at end of period	38,269,626	49,642,073
Class B Shares outstanding at beginning of period	327,546	2,551,709
Shares sold	86,408	160,248
Shares issued to shareholders in reinvestment of distributions	16,352	593,141
Shares redeemed	(164,418)	(2,977,552)
Net increase (decrease) in Class B shares	(61,658)	(2,224,163)
Shares outstanding at end of period	265,888	327,546

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.21	$ 14.40	$ 15.02	$ 13.41	$ 12.65
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.22	.29	.27	.24
Net realized and unrealized gain (loss)	1.31	(5.80)	(.56)	2.21	.75
Total from investment operations	1.43	(5.58)	(.27)	2.48	.99
Less distributions from: Net investment income	(.28)	(.36)	(.22)	(.28)	(.23)
Net realized gains	—	(2.25)	(.13)	(.59)	—
Total distributions	(.28)	(2.61)	(.35)	(.87)	(.23)
Net asset value, end of period	$ 7.36	$ 6.21	$ 14.40	$ 15.02	$ 13.41
Total Return (%)	25.30[b]	(45.98)[b]	(1.86)	18.74	7.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	282	308	792	992	785
Ratio of expenses before expense reductions (%)	.80	.81	.78	.77	.78
Ratio of expenses after expense reductions(%)	.76	.80	.78	.77	.78
Ratio of net investment income (%)	1.89	2.21	1.94	1.87	1.84
Portfolio turnover rate (%)	91	28	27	20	10
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.22	$ 14.41	$ 15.02	$ 13.39	$ 12.63
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.16	.24	.22	.19
Net realized and unrealized gain (loss)	1.32	(5.79)	(.56)	2.19	.75
Total from investment operations	1.42	(5.63)	(.32)	2.41	.94
Less distributions from: Net investment income	(.26)	(.31)	(.16)	(.19)	(.18)
Net realized gains	—	(2.25)	(.13)	(.59)	—
Total distributions	(.26)	(2.56)	(.29)	(.78)	(.18)
Net asset value, end of period	$ 7.38	$ 6.22	$ 14.41	$ 15.02	$ 13.39
Total Return (%)	24.94[b]	(46.16)[b]	(2.19)[b]	18.21[b]	7.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	37	191	135
Ratio of expenses before expense reduction (%)	1.11	1.21	1.15	1.16	1.17
Ratio of expenses after expense reduction (%)	1.08	1.17	1.13	1.16	1.17
Ratio of net investment income (%)	1.57	1.84	1.59	1.48	1.45
Portfolio turnover rate (%)	91	28	27	20	10
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2009

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying Portfolio, their performance will differ.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A portfolio's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.95% and 1.29% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown during the 3-year, 5-year and 10-year/Life of Class periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Technology VIP
[] DWS Technology VIP — Class A [] Russell 1000® Growth Index [] S&P® North American Technology Sector Index

The Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P® North American Technology Sector Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Technology VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$16,042	$9,861	$10,307	$5,266
	Average annual total return	60.42%	-.46%	.61%	-6.21%
Russell 1000 Growth Index	Growth of $10,000	$13,721	$9,445	$10,844	$6,658
	Average annual total return	37.21%	-1.89%	1.63%	-3.99%
S&P North American Technology Sector Index	Growth of $10,000	$16,319	$10,814	$12,023	$5,059
	Average annual total return	63.19%	2.64%	3.75%	-6.59%
DWS Technology VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$15,993	$9,751	$10,114	$14,290
	Average annual total return	59.93%	-.84%	.23%	4.87%
Russell 1000 Growth Index	Growth of $10,000	$13,721	$9,445	$10,844	$13,615
	Average annual total return	37.21%	-1.89%	1.63%	4.20%
S&P North American Technology Sector Index	Growth of $10,000	$16,319	$10,814	$12,023	$17,006
	Average annual total return	63.19%	2.64%	3.75%	7.33%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,271.00	$ 1,268.60
Expenses Paid per $1,000*	$ 4.69	$ 6.75
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,021.07	$ 1,019.26
Expenses Paid per $1,000*	$ 4.18	$ 6.01

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.82%	1.18%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Technology VIP

Technology stocks generated strong performance during the past year, outpacing the return of the broader market by a wide margin. While the Standard & Poor's 500® (S&P 500) Index — a measure of broad US stock market performance — gained 26.46% through the 12 months ended December 31, 2009, tech stocks, as measured by the S&P® North American Technology Sector Index, gained 63.19%. The Portfolio returned 60.42% (Class A shares, unadjusted for contract charges).

The most significant contributions to performance came from VanceInfo Technologies, Inc., a China-based IT outsourcing company; Data Domain,* a data storage company that was taken over in the spring; and Marvell Technologies Group Ltd., which is benefiting from strong demand for its chips. We believe our success with these smaller companies illustrates how our willingness to deviate from the S&P® North American Technology Sector Index can help us find winning stocks. We believe the small- and mid-cap areas are very fertile ground to find the type of fast-growing, reasonably valued stocks we want to own.

Consistent with the strong market environment, only a handful of holdings lost ground during the time they were held in the Portfolio. Among these were Nintendo Co., Ltd.,* Research In Motion Ltd. and Nokia Corp.* Our relative performance was also hurt by underweights in certain stocks that outperformed, such as Amazon.com, Inc. and Corning, Inc.*1

In terms of positioning, the Portfolio is currently overweight in the Internet, communications equipment and semiconductor sectors. On the other end of the spectrum, it is underweight in IT services, software, computers & peripherals, and electronic equipment.

Overall, we continue to focus our research efforts on finding compelling values among stocks with rising market share, robust product and/or service offerings, strong competitive positions and healthy balance sheets. We believe stock selection will be even more important than usual in the coming quarters, as the "easy" part of the sector's rally is likely behind us.

Frederic L. Fayolle, CFA
Lead Portfolio Manager

Clark Chang
Walter Holick
Portfolio Managers

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P® North American Technology Sector Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

* Not held in the portfolio as of December 31, 2009.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Technology VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	98%	98%
Cash Equivalents	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology:
Computers & Peripherals	25%	18%
Software	18%	18%
Communications Equipment	17%	23%
Semiconductors & Semiconductor Equipment	16%	22%
Internet Software & Services	14%	10%
IT Services	7%	6%
Electronic Equipment, Instruments & Components	2%	1%
Consumer Discretionary	1%	1%
Industrials	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 261. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Technology VIP

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 1.2%
Internet & Catalog Retail
Amazon.com, Inc.*	3,800	511,176
Priceline.com, Inc.* (a)	2,000	437,000
		948,176
Information Technology 97.1%
Communications Equipment 17.1%
Brocade Communications Systems, Inc.* (a)	71,300	544,019
Cisco Systems, Inc.*	167,800	4,017,132
Comverse Technology, Inc.*	86,034	813,022
F5 Networks, Inc.*	9,600	508,608
Harris Stratex Networks, Inc. "A"*	2,533	17,503
Juniper Networks, Inc.*	33,800	901,446
Motorola, Inc.*	146,700	1,138,392
Polycom, Inc.*	25,500	636,735
QUALCOMM, Inc.	87,016	4,025,360
Research In Motion Ltd.*	14,100	952,314
Sonus Networks, Inc.*	123,400	260,374
		13,814,905
Computers & Peripherals 24.2%
Apple, Inc.*	33,600	7,084,896
EMC Corp.*	65,300	1,140,791
Hewlett-Packard Co.	102,100	5,259,171
International Business Machines Corp.	32,000	4,188,800
Isilon Systems, Inc.*	75,818	520,111
Lexmark International, Inc. "A"*	29,400	763,812
SanDisk Corp.*	19,400	562,406
		19,519,987
Electronic Equipment, Instruments & Components 1.4%
Corning, Inc.	60,100	1,160,531
Internet Software & Services 13.9%
Akamai Technologies, Inc.* (a)	7,100	179,843
Digital River, Inc.*	17,700	477,723
eBay, Inc.*	45,600	1,073,424
Equinix, Inc.* (a)	5,900	626,285
Google, Inc. "A"*	11,300	7,005,774
LogMeIn, Inc.*	26,013	518,959
Open Text Corp.*	4,800	195,120
Yahoo!, Inc.*	69,400	1,164,532
		11,241,660
IT Services 7.3%
Accenture PLC "A"	10,500	435,750
Amdocs Ltd.*	16,400	467,892
Cognizant Technology Solutions Corp. "A"*	28,200	1,277,460
CyberSource Corp.*	26,800	538,948
Fiserv, Inc.*	11,600	562,368
Global Payments, Inc.	24,300	1,308,798
MasterCard, Inc. "A"	2,000	511,960
Visa, Inc. "A"	9,000	787,140
		5,890,316
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 15.3%
Applied Materials, Inc.	25,700	358,258
ASML Holding NV (NY Registered Shares)	15,100	514,759
Atheros Communications*	2,300	78,752
Avago Technologies Ltd.* (a)	18,229	333,408
Broadcom Corp. "A"*	31,800	1,000,110
Cymer, Inc.*	9,700	372,286
FormFactor, Inc.* (a)	11,000	239,360
Integrated Device Technology, Inc.*	80,000	517,600
Intel Corp.	187,989	3,834,976
KLA-Tencor Corp.	13,600	491,776
Lam Research Corp.*	9,300	364,653
Marvell Technology Group Ltd.*	16,600	344,450
Microchip Technology, Inc. (a)	8,700	252,822
Micron Technology, Inc.* (a)	39,000	411,840
Microsemi Corp.*	15,200	269,800
MKS Instruments, Inc.*	10,800	188,028
National Semiconductor Corp. (a)	14,900	228,864
Netlogic Microsystems, Inc.*	3,500	161,910
NVIDIA Corp.* (a)	26,700	498,756
ON Semiconductor Corp.*	14,800	130,388
Texas Instruments, Inc.	56,000	1,459,360
Xilinc, Inc.	13,900	348,334
		12,400,490
Software 17.9%
Activision Blizzard, Inc.*	45,600	506,616
Adobe Systems, Inc.*	26,200	963,636
ANSYS, Inc.*	5,400	234,684
ArcSight, Inc.* (a)	19,500	498,810
Ariba, Inc.*	59,600	746,192
BMC Software, Inc.*	15,700	629,570
Check Point Software Technologies Ltd.*	11,800	399,784
Citrix Systems, Inc.*	5,000	208,050
Informatica Corp.*	22,300	576,678
McAfee, Inc.*	15,400	624,778
Microsoft Corp.	155,820	4,750,952
Oracle Corp.	91,400	2,242,956
Rovi Corp.*	14,410	459,247
Salesforce.com, Inc.*	1,600	118,032
Sybase, Inc.* (a)	9,500	412,300
Symantec Corp.*	19,800	354,222
VanceInfo Technologies, Inc. (ADR)* (a)	38,000	729,980
		14,456,487
Total Common Stocks (Cost $51,527,997)		79,432,552

Securities Lending Collateral 5.9%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $4,771,330)	4,771,330	4,771,330

Cash Equivalents 1.7%
Central Cash Management Fund, 0.14% (b) (Cost $1,379,844)	1,379,844	1,379,844
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $57,679,171)+	105.9	85,583,726
Other Assets and Liabilities, Net	(5.9)	(4,763,052)
Net Assets	100.0	80,820,674

* Non-income producing security.

+ The cost for federal income tax purposes was $62,630,812. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $22,952,914. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,531,519 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,578,605.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $4,610,474, which is 5.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 79,432,552	$ —	$ —	$ 79,432,552
Short-Term Investments (d)	6,151,174	—	—	6,151,174
Total	$ 85,583,726	$ —	$ —	$ 85,583,726

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $51,527,997) — including $4,610,474 of securities loaned	$ 79,432,552
Investment in Daily Assets Fund Institutional (cost $4,771,330)*	4,771,330
Investment in Central Cash Management Fund (cost $1,379,844)	1,379,844
Total investments, at value (cost $57,679,171)	85,583,726
Cash	10,000
Foreign currency, at value (cost $402,375)	407,561
Interest receivable	190
Dividends receivable	9,360
Receivable for Portfolio shares sold	122
Other assets	1,507
Total assets	86,012,466
Liabilities
Payable for Portfolio shares redeemed	299,356
Payable upon return of securities loaned	4,771,330
Accrued management fee	43,630
Other accrued expenses and payables	77,476
Total liabilities	5,191,792
Net assets, at value	$ 80,820,674
Net Assets Consist of
Undistributed net investment income	$ 24,841
Net unrealized appreciation (depreciation) on: Investments	27,904,555
Foreign currency	5,186
Accumulated net realized gain (loss)	(203,935,122)
Paid-in capital	256,821,214
Net assets, at value	$ 80,820,674
Class A Net Asset Value, offering and redemption price per share ($78,033,675 ÷ 8,447,123 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.24
Class B Net Asset Value, offering and redemption price per share ($2,786,999 ÷ 309,078 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.02

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $15,660)	$ 561,951
Interest	3,178
Income distributions — affiliated cash management vehicles	6,741
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	49,042
Total Income	620,912
Expenses: Management fee	452,097
Administration fee	67,985
Distribution service fee (Class B)	5,456
Record keeping fees (Class B)	2,013
Services to shareholders	2,454
Trustees' fees and expenses	3,510
Reports to shareholders	7,599
Professional fees and other	35,801
Total expenses	576,915
Net investment income (loss)	43,997
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(13,130,462)
Written options	12,238
Foreign currency	(14,319)
(13,132,543)
Change in net unrealized appreciation (depreciation) on: Investments	45,138,680
Foreign currency	2,858
45,141,538
Net gain (loss)	32,008,995
Net increase (decrease) in net assets resulting from operations	$ 32,052,992

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 43,997	$ (15,115)
Net realized gain (loss)	(13,132,543)	(17,609,911)
Net unrealized appreciation (depreciation)	45,141,538	(45,863,321)
Net increase (decrease) in net assets resulting from operations	32,052,992	(63,488,347)
Portfolio share transactions: Class A Proceeds from shares sold	8,267,890	4,037,835
Cost of shares redeemed	(20,829,816)	(35,554,956)
Net increase (decrease) in net assets from Class A share transactions	(12,561,926)	(31,517,121)
Class B Proceeds from shares sold	696,779	405,112
Cost of shares redeemed	(561,458)	(691,475)
Net increase (decrease) in net assets from Class B share transactions	135,321	(286,363)
Increase (decrease) in net assets	19,626,387	(95,291,831)
Net assets at beginning of period	61,194,287	156,486,118
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $24,841 and $4,837, respectively)	$ 80,820,674	$ 61,194,287
Other Information
Class A Shares outstanding at beginning of period	10,336,451	14,290,167
Shares sold	1,071,894	484,042
Shares redeemed	(2,961,222)	(4,437,758)
Net increase (decrease) in Class A shares	(1,889,328)	(3,953,716)
Shares outstanding at end of period	8,447,123	10,336,451
Class B Shares outstanding at beginning of period	290,168	325,361
Shares sold	100,046	46,978
Shares redeemed	(81,136)	(82,171)
Net increase (decrease) in Class B shares	18,910	(35,193)
Shares outstanding at end of period	309,078	290,168

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.76	$ 10.71	$ 9.37	$ 9.30	$ 9.01
Income (loss) from investment operations: Net investment income (loss)[a]	.01	(.00)*	(.02)	(.01)[c]	(.03)
Net realized and unrealized gain (loss)	3.47	(4.95)	1.36	.08	.36
Total from investment operations	3.48	(4.95)	1.34	.07	.33
Less distributions from: Net investment income	—	—	—	—	(.04)
Net asset value, end of period	$ 9.24	$ 5.76	$ 10.71	$ 9.37	$ 9.30
Total Return (%)	60.42	(46.22)[b]	14.30	.75[c]	3.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	60	153	165	199
Ratio of expenses before expense reductions (%)	.84	1.01	.91	.89	.86
Ratio of expenses after expense reductions (%)	.84	1.00	.91	.89	.86
Ratio of net investment income (loss) (%)	.08	(.01)	(.15)	(.12)[c]	(.36)
Portfolio turnover rate (%)	45	71	91	49	135

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

* Amount is less than $.005.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.64	$ 10.53	$ 9.25	$ 9.21	$ 8.93
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.03)	(.05)	(.04)[c]	(.07)
Net realized and unrealized gain (loss)	3.40	(4.86)	1.33	.08	.36
Total from investment operations	3.38	(4.89)	1.28	.04	.29
Less distributions from: Net investment income	—	—	—	—	(.01)
Net asset value, end of period	$ 9.02	$ 5.64	$ 10.53	$ 9.25	$ 9.21
Total Return (%)	59.93	(46.44)[b]	13.84	.43[c]	3.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	3	14	16
Ratio of expenses (%)	1.18	1.35	1.29	1.28	1.26
Ratio of net investment income (loss) (%)	(.27)	(.35)	(.53)	(.51)[c]	(.76)
Portfolio turnover rate (%)	45	71	91	49	135

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.

Performance Summary December 31, 2009

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A portfolio's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 is 0.98% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

Portfolio returns shown for the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement for Class A shares. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2009
[] DWS Turner Mid Cap Growth VIP — Class A [] Russell Midcap® Growth Index

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Yearly periods ended December 31
Comparative Results
DWS Turner Mid Cap Growth VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$15,000	$9,528	$11,343	$11,184
	Average annual total return	50.00%	-1.60%	2.55%	1.30%
Russell Midcap Growth Index	Growth of $10,000	$14,629	$9,075	$11,258	$12,304
	Average annual total return	46.29%	-3.18%	2.40%	2.42%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,320.00
Expenses Paid per $1,000*	$ 5.09
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,020.82
Expenses Paid per $1,000*	$ 4.43

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	.87%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Turner Mid Cap Growth VIP

In 2009, the equity markets rebounded nicely following one of the strongest market corrections on record. What initially started as a lower-quality rally with lower-priced and smaller market-cap stocks broadened out as the year progressed and DWS Turner Mid Cap Growth VIP delivered strong relative results during the back half of 2009. The market, as defined by the Standard & Poor's 500® (S&P 500) Index, reached its low on March 9, 2009, and from that point the ensuing rally was led by stocks of companies with the lowest price and smallest market capitalizations. Specifically, in the growth markets the rally was led by companies that exhibited the slowest earnings per share growth. Following this initial bounce off the bottom, the rally gradually broadened and eventually leveled off and, in our view, became a more traditional stock pickers market. We believe that earnings and company fundamentals have become more of a focal point, with investors focused on top-line results, which traditionally have favored the Portfolio's strategy.

For 2009, DWS Turner Mid Cap Growth VIP outperformed its benchmark, the Russell Midcap® Growth Index with a total return of 50.00% (Class A shares, unadjusted for contract charges), compared to 46.29%, in a market that was up over 45%. The consumer discretionary and technology sectors, the two largest sectors in the Portfolio, contributed most to relative gains. The consumer discretionary sector, the largest in the Portfolio, continues to be an area of strength for the Portfolio. As the economy begins to strengthen and gain momentum, the consumer area typically follows suit, as these stocks are more economically sensitive than other stocks in the market. Within the Portfolio, strong stock selection in consumer service, retail, and restaurants holdings led the charge as each group posted double digit returns.

The health care and materials/processing sectors were the worst-performing sectors in relation to the benchmark, as a lack of clarity surrounding health care reform was an overhang on the sector throughout the year. St. Jude Medical, a manufacturer of implantable cardiovascular devices, was one of the worst detractors for the year, as concerns surrounding the company's EPS and revenue growth prompted us to sell the position in the fourth quarter. Additionally, within the materials/processing sector, the Portfolio's exposure to two housing stocks in particular, Pulte Homes and Toll Brothers, was also a drag on relative performance for the year.

The Portfolio continues to own three types of growth stocks. In the first, it holds classic growth stocks in industries such as investment management, managed care and wireless communications that we think have high-return potential for strong fundamental reasons. In the second, it holds stocks of companies gaining market share in their businesses. And in the third, it holds cyclical stocks in industries — such as metals, bioagriculture, banking, business services and chemicals — that historically have tended to do well as the economy rebounds from a recession.

Christopher K. McHugh
Lead Manager

Tara Hedlund
Jason Schrotberger
Portfolio Managers, Turner Investment Partners, Inc., Subadvisor to the Portfolio

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology	27%	21%
Consumer Discretionary	16%	22%
Health Care	15%	13%
Financials	10%	10%
Industrials	10%	13%
Energy	7%	8%
Consumer Staples	7%	3%
Materials	6%	6%
Utilities	1%	2%
Telecommunication Services	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 272. A complete list of the portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 15.8%
Automobiles 0.8%
Harley-Davidson, Inc.	16,730	421,596
Hotels Restaurants & Leisure 4.1%
Starwood Hotels & Resorts Worldwide, Inc. (a)	23,190	848,058
WMS Industries, Inc.*	15,475	619,000
Wynn Resorts Ltd. (a)	10,970	638,783
		2,105,841
Household Durables 2.0%
D.R. Horton, Inc. (a)	35,670	387,733
Pulte Homes, Inc.*	64,440	644,400
		1,032,133
Media 1.3%
Cablevision Systems Corp. (New York Group) "A"	17,210	444,362
Focus Media Holding Ltd. (ADR)*	12,530	198,601
		642,963
Multiline Retail 1.0%
Nordstrom, Inc.	12,970	487,413
Specialty Retail 4.3%
Bed Bath & Beyond, Inc.*	17,990	694,954
Guess?, Inc.	18,370	777,051
Urban Outfitters, Inc.*	20,250	708,547
		2,180,552
Textiles, Apparel & Luxury Goods 2.3%
Coach, Inc.	23,230	848,592
The Warnaco Group, Inc.*	7,170	302,502
		1,151,094
Consumer Staples 7.0%
Beverages 0.9%
Hansen Natural Corp.*	11,890	456,576
Food & Staples Retailing 2.1%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar "A" (ADR) (Preferred)	4,220	317,006
Whole Foods Market, Inc.* (a)	27,300	749,385
		1,066,391
Food Products 1.0%
Green Mountain Coffee Roasters, Inc.* (a)	6,390	520,593
Household Products 1.3%
Energizer Holdings, Inc.*	10,820	663,050
Personal Products 1.7%
Avon Products, Inc.	27,140	854,910
Energy 7.5%
Energy Equipment & Services 2.8%
Cameron International Corp.*	20,340	850,212
Nabors Industries Ltd.*	26,320	576,145
		1,426,357
Oil, Gas & Consumable Fuels 4.7%
Concho Resources, Inc.*	9,200	413,080
CONSOL Energy, Inc.	14,970	745,506
Petrohawk Energy Corp.*	25,270	606,227
Range Resources Corp.	11,764	586,435
		2,351,248
	Shares	Value ($)

Financials 10.0%
Capital Markets 3.8%
Affiliated Managers Group, Inc.* (a)	7,830	527,351
T. Rowe Price Group, Inc. (a)	16,570	882,352
TD Ameritrade Holding Corp.*	27,590	534,694
		1,944,397
Commercial Banks 0.8%
Fifth Third Bancorp.	40,330	393,218
Diversified Financial Services 2.2%
IntercontinentalExchange, Inc.*	6,370	715,351
MSCI, Inc. "A"*	12,530	398,454
		1,113,805
Insurance 1.1%
Genworth Financial, Inc. "A"*	48,040	545,254
Real Estate Investment Trusts 1.0%
Digital Realty Trust, Inc. (REIT) (a)	9,990	502,297
Real Estate Management & Development 1.1%
CB Richard Ellis Group, Inc. "A"* (a)	40,670	551,892
Health Care 14.7%
Biotechnology 3.3%
Alexion Pharmaceuticals, Inc.*	11,720	572,170
Human Genome Sciences, Inc.*	7,790	238,374
United Therapeutics Corp.*	10,480	551,772
Vertex Pharmaceuticals, Inc.* (a)	7,830	335,516
		1,697,832
Health Care Equipment & Supplies 1.9%
Beckman Coulter, Inc.	3,650	238,856
Intuitive Surgical, Inc.*	2,440	740,101
		978,957
Health Care Providers & Services 4.0%
AmerisourceBergen Corp.	24,260	632,458
CIGNA Corp.	10,200	359,754
Community Health Systems, Inc.* (a)	7,620	271,272
DaVita, Inc.*	7,990	469,333
Health Management Associates, Inc. "A"*	37,730	274,297
		2,007,114
Health Care Technology 1.3%
Cerner Corp.*	7,740	638,086
Life Sciences Tools & Services 2.9%
Charles River Laboratories International, Inc.*	11,800	397,542
Illumina, Inc.* (a)	4,980	152,637
Life Technologies Corp.*	9,040	472,159
Waters Corp.*	7,300	452,308
		1,474,646
Pharmaceuticals 1.3%
Watson Pharmaceuticals, Inc.*	16,150	639,701
Industrials 9.8%
Aerospace & Defense 1.5%
Precision Castparts Corp.	7,100	783,485
Airlines 1.2%
Continental Airlines, Inc. "B"* (a)	33,620	602,470
Electrical Equipment 0.3%
American Superconductor Corp.* (a)	3,150	128,835
Industrial Conglomerates 1.1%
McDermott International, Inc.*	23,280	558,953
	Shares	Value ($)

Machinery 3.9%
Cummins, Inc.	14,030	643,416
Joy Global, Inc.	11,250	580,387
Parker Hannifin Corp.	9,480	510,782
Terex Corp.* (a)	12,450	246,635
		1,981,220
Professional Services 0.7%
Robert Half International, Inc. (a)	13,310	355,776
Trading Companies & Distributors 1.1%
Fastenal Co. (a)	13,390	557,560
Information Technology 27.1%
Communications Equipment 4.7%
Alcatel-Lucent (ADR)* (a)	119,840	397,869
Brocade Communications Systems, Inc.* (a)	39,840	303,979
F5 Networks, Inc.*	21,970	1,163,971
Juniper Networks, Inc.*	19,000	506,730
		2,372,549
Computers & Peripherals 1.9%
NetApp, Inc.*	27,500	945,725
Internet Software & Services 2.5%
MercadoLibre, Inc.* (a)	7,660	397,324
VeriSign, Inc.* (a)	21,920	531,341
VistaPrint NV* (a)	5,890	333,727
		1,262,392
IT Services 2.2%
Fiserv, Inc.*	7,030	340,814
Global Payments, Inc.	14,680	790,665
		1,131,479
Semiconductors & Semiconductor Equipment 12.5%
ASML Holding NV (NY Registered Shares)	17,080	582,257
Atheros Communications*	27,300	934,752
Broadcom Corp. "A"*	21,660	681,207
Lam Research Corp.* (a)	20,430	801,060
Marvell Technology Group Ltd.*	38,230	793,272
Micron Technology, Inc.* (a)	99,530	1,051,037
Netlogic Microsystems, Inc.* (a)	7,760	358,978
PMC-Sierra, Inc.*	41,970	363,460
Varian Semiconductor Equipment Associates, Inc.*	21,220	761,374
		6,327,397
	Shares	Value ($)

Software 3.3%
McAfee, Inc.*	19,140	776,510
Salesforce.com, Inc.* (a)	12,200	899,994
		1,676,504
Materials 6.0%
Chemicals 2.9%
Airgas, Inc.	7,520	357,952
CF Industries Holdings, Inc.	6,460	586,439
Ecolab, Inc.	11,290	503,308
		1,447,699
Metals & Mining 3.1%
Alcoa, Inc.	32,790	528,575
Thompson Creek Metals Co., Inc.*	34,780	407,622
United States Steel Corp. (a)	12,010	661,991
		1,598,188
Telecommunication Services 0.6%
Wireless Telecommunication Services
Millicom International Cellular SA	4,060	299,506
Utilities 0.8%
Gas Utilities
Questar Corp.	10,170	422,768
Total Common Stocks (Cost $35,838,508)		50,300,422

Securities Lending Collateral 21.3%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $10,804,121)	10,804,121	10,804,121

Cash Equivalents 0.7%
Central Cash Management Fund, 0.14% (b) (Cost $360,006)	360,006	360,006
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $47,002,635)+	121.3	61,464,549
Other Assets and Liabilities, Net	(21.3)	(10,801,253)
Net Assets	100.0	50,663,296

* Non-income producing security.

+ The cost for federal income tax purposes was $47,949,289. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $13,515,260. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,961,381 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,446,121.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $10,449,709, which is 20.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 50,300,422	$ —	$ —	$ 50,300,422
Short-Term Investments (d)	11,164,127	—	—	11,164,127
Total	$ 61,464,549	$ —	$ —	$ 61,464,549

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $35,838,508) — including $10,449,709 of securities loaned	$ 50,300,422
Investment in Daily Assets Fund Institutional (cost $10,804,121)*	10,804,121
Investment in Central Cash Management Fund (cost $360,006)	360,006
Total investments, at value (cost $47,002,635)	61,464,549
Receivable for investments sold	240,339
Dividends receivable	16,071
Interest receivable	7,128
Other assets	981
Total assets	61,729,068
Liabilities
Payable upon return of securities loaned	10,804,121
Payable for investments purchased	59,199
Payable for Portfolio shares redeemed	100,783
Accrued management fee	33,283
Other accrued expenses and payables	68,386
Total liabilities	11,065,772
Net assets, at value	$ 50,663,296
Net Assets Consist of
Undistributed net investment income	4,590
Net unrealized appreciation (depreciation) on investments	14,461,914
Accumulated net realized gain (loss)	(22,618,103)
Paid-in capital	58,814,895
Net assets, at value	$ 50,663,296
Class A Net Asset Value, offering and redemption price per share ($50,663,296 ÷ 6,675,631 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.59

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,229)	$ 336,762
Income distributions — affiliated cash management vehicles	352
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	78,507
Total Income	415,621
Expenses: Management fee	324,784
Administration fee	45,424
Services to shareholders	1,741
Distribution service fee (Class B)	3
Reports to shareholders	5,074
Trustees fees and expenses	3,500
Professional fees and other	24,963
Total expenses before expense reductions	405,489
Expense reductions	(8)
Total expenses after expense reductions	405,481
Net investment income (loss)	10,140
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,079,785)
Change in net unrealized appreciation (depreciation) on investments	23,095,058
Net gain (loss)	18,015,273
Net increase (decrease) in net assets resulting from operations	$ 18,025,413

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 10,140	$ (141,517)
Net realized gain (loss)	(5,079,785)	(17,418,447)
Change in net unrealized appreciation (depreciation)	23,095,058	(43,114,819)
Net increase (decrease) in net assets resulting from operations	18,025,413	(60,674,783)
Distributions to shareholders from: Net realized gains: Class A	—	(22,224,763)
Class B	—	(923,048)
Tax return of capital: Class A	—	(10,487)
Class B	—	(436)
Total distributions	—	(23,158,734)
Portfolio share transactions: Class A Proceeds from shares sold	3,565,715	13,243,891
Shares issued to shareholders in reinvestment of distributions	—	22,235,250
Cost of shares redeemed	(19,620,216)	(33,004,175)
Shares converted*	5,097	—
Net increase (decrease) in net assets from Class A share transactions	(16,049,404)	2,474,966
Class B Proceeds from shares sold	—	232,736
Shares issued to shareholders in reinvestment of distributions	—	923,484
Cost of shares redeemed	(21)	(5,170,159)
Shares converted*	(5,097)	—
Net increase (decrease) in net assets from Class B share transactions	(5,118)	(4,013,939)
Increase (decrease) in net assets	1,970,891	(85,372,490)
Net assets at beginning of period	48,692,405	134,064,895
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $4,590 and $5,550, respectively)	$ 50,663,296	$ 48,692,405
Other Information
Class A Shares outstanding at beginning of period	9,629,198	10,261,710
Shares sold	533,210	1,439,377
Shares issued to shareholders in reinvestment of distributions	—	2,558,716
Shares redeemed	(3,488,014)	(4,630,605)
Shares converted*	1,237	—
Net increase (decrease) in Class A shares	(2,953,567)	(632,512)
Shares outstanding at end of period	6,675,631	9,629,198
Class B Shares outstanding at beginning of period	1,306	432,386
Shares sold	—	21,851
Shares issued to shareholders in reinvestment of distributions	—	109,548
Shares redeemed	(5)	(562,479)
Shares converted*	(1,301)	—
Net increase (decrease) in Class B shares	(1,306)	(431,080)
Shares outstanding at end of period	—	1,306

* On March 6, 2009, Class B shares converted into Class A shares.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.06	$ 12.55	$ 10.92	$ 11.02	$ 9.86
Income (loss) from investment operations: Net investment income (loss)[a]	.00*	(.01)	(.04)	(.01)	(.05)
Net realized and unrealized gain (loss)	2.53	(5.28)	2.64	.77	1.21
Total from investment operations	2.53	(5.29)	2.60	.76	1.16
Less distributions from: Net realized gains	—	(2.20)	(.97)	(.86)	—
Tax return of capital	—	(.00)*	—	—	—
Total distributions	—	(2.20)	(.97)	(.86)	—
Net asset value, end of period	$ 7.59	$ 5.06	$ 12.55	$ 10.92	$ 11.02
Total Return (%)	50.00	(49.49)[b]	25.75	6.52	11.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	49	129	117	122
Ratio of expenses before expense reductions (%)	.89	1.03	.95	.97	1.11
Ratio of expenses after expense reductions (%)	.89	1.00	.95	.97	1.11
Ratio of net investment income (loss) (%)	.02	(.14)	(.36)	(.06)	(.56)
Portfolio turnover rate (%)	86	156	133	148	151
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Trust offers seventeen portfolios (hereinafter referred to individually as "Portfolio" or collectively as "Portfolios"), including DWS Alternative Asset Allocation Plus VIP (commencement of operations on February 2, 2009) that invests primarily in existing DWS Funds ("Underlying Funds"). Each Underlying Fund's accounting policies and investment holdings are outlined in the Underlying Fund's financial statements and are available upon request. Each Portfolio (except DWS Technology VIP) is classified as a diversified open-end management investment company. DWS Technology VIP is classified as a non-diversified, open-end management investment company.

Multiple Classes of Shares of Beneficial Interest. Certain portfolios of the Trust offer two classes of shares (Class A shares and Class B shares). Effective March 6, 2009 (February 3, 2009 for the DWS Money Market VIP), Class B shares of DWS Balanced VIP, DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP), DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP and DWS Turner Mid Cap VIP were combined into the Class A shares of the same Portfolio. On May 18, 2009, the DWS Alternative Asset Allocation Plus VIP commenced offering Class B shares. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investments in the Underlying Funds are valued at the net asset value per share of each class of the Underlying Funds as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. Certain Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Portfolios' valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Portfolios' Investment Portfolio.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claim on the collateral may be subject to legal proceedings.

Securities Lending. Each Portfolio, except DWS Money Market VIP and DWS Alternative Asset Allocation Plus VIP, may lend securities to certain financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Portfolio invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP and DWS Strategic Income VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Portfolio's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Portfolio's derivatives are not accounted for as hedging instruments. As such, even though the Portfolio may use derivatives in an attempt to achieve an economic hedge, the Portfolio's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. DWS Government & Agency Securities VIP and DWS Strategic Income VIP enter into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Portfolio agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Portfolio a variable rate payment, or the Portfolio agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Portfolio a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Portfolio, in addition to any related collateral posted to the counterparty by the Portfolio. This risk may be partially reduced by a master netting arrangement between the Portfolio and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of December 31, 2009 is included in a table following each Portfolio's Investment Portfolio for DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2009, the Portfolios invested in interest rate swap contracts with total notional amounts ranging from $0 to approximately $12,800,000 for DWS Government & Agency Securities VIP and $0 to approximately $4,850,000 for DWS Strategic Income VIP.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP buy or sell credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Portfolio securities. As a seller in the credit default swap contract, the Portfolio is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Portfolio. In return, the Portfolio receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio keeps the stream of payments with no payment obligations. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Portfolio functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Portfolio with the occurrence of a credit event. When the Portfolio sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Portfolio.

Credit default swap contracts are marked to market daily based upon quotations from a Board-approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Portfolio is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Portfolio is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Portfolio receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

A summary of the open credit default swap contracts as of December 31, 2009 is included in a table following the Portfolio's Investment Portfolio for DWS Strategic Income VIP. For the year ended December 31, 2009, the Portfolio invested in credit default swap contracts with total notional amounts ranging from $0 to approximately $4,190,000.

There are no open credit default swap contracts as of December 31, 2009 for DWS Balanced VIP and DWS High Income VIP. During the year ended December 31, 2009, the Portfolios invested in credit default swap contracts with total notional amounts ranging from $0 to approximately $85,000 for DWS Balanced VIP and $0 to approximately $1,235,000 for DWS High Income VIP.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. DWS Strategic Income VIP and DWS Government & Agency Securities VIP enter into total return swap transactions to gain exposure to different parts of the yield curve while managing overall duration. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open total return swap contracts as of December 31, 2009 is included in a table following the Portfolio's Investment Portfolio for DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2009, the Portfolios invested in total return swap contracts with total notional amounts ranging from $0 to approximately $9,000,000 for DWS Government & Agency Securities VIP and approximately $1,900,000 to $3,000,000 for DWS Strategic Income VIP.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. DWS Global Thematic VIP and DWS Technology VIP enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments. DWS Strategic Income VIP and DWS Government & Agency Securities VIP enter into option contracts in order to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open option contracts as of December 31, 2009 is included in the Portfolio's Investment Portfolio for DWS Global Thematic VIP and DWS Strategic Income VIP. For the year ended December 31, 2009, DWS Global Thematic VIP invested in purchased option contracts with total values ranging from approximately $500 to $9,000 and DWS Strategic Income VIP invested in written option contracts with total values ranging from $0 to approximately $126,000 and purchased option contracts with total values ranging from $0 to approximately $73,000.

There are no open option contracts as of December 31, 2009 for DWS Government & Agency Securities VIP and DWS Technology VIP. During the year ended December 31, 2009, the Portfolios invested in written option contracts with total values ranging from $0 to approximately $10,000 for DWS Government & Agency Securities VIP and $0 to approximately $12,000 for DWS Technology VIP.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). DWS Balanced VIP and DWS Strategic Income VIP enter into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, DWS Balanced VIP and DWS Strategic Income VIP seek to enhance returns by employing a global tactical asset allocation overlay strategy. DWS Balanced VIP and DWS Strategic Income VIP enter into futures contracts on fixed-income securities, including on financial indices, and security indices and on currency as part of its global tactical asset allocation overlay strategy. As part of this strategy, DWS Balanced VIP and DWS Strategic Income VIP use futures contracts to take advantage of short-term and medium-term inefficiencies and relative mispricings within the global equity, bond and currency markets. DWS Blue Chip VIP, DWS Diversified International Equity VIP, DWS Large Cap Value VIP and DWS Strategic Value VIP enter into futures contracts in circumstances where the portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. DWS Core Fixed Income VIP and DWS Government & Agency Securities VIP enter into interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2009 is included in a table following the Portfolio's Investment Portfolio for DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Diversified International Equity VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP. For the year ended December 31, 2009, the Portfolios invested in futures contracts with total notional values ranging from approximately $76,266,000 to $180,993,000 for DWS Balanced VIP, approximately $810,000 to $2,822,000 for DWS Blue Chip VIP, $0 to approximately $32,021,000 for DWS Core Fixed Income VIP, $0 to approximately $2,958,000 for DWS Diversified International Equity VIP, approximately $18,042,000 to $76,717,000 for DWS Government & Agency Securities VIP and approximately $20,924,000 to $53,826,000 for DWS Strategic Income VIP.

There are no open futures contracts outstanding as of December 31, 2009 for DWS Large Cap Value VIP and DWS Strategic Value VIP. During the year ended December 31, 2009, DWS Large Cap Value VIP and DWS Strategic Value VIP had transactions in equity futures contracts having a notional value of less than five percent of their net assets.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. DWS Balanced VIP and DWS Strategic Income VIP also enter into forward currency contracts as part of each Portfolio's global tactical asset allocation strategy. DWS Diversified International Equity VIP enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Portfolio is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of December 31, 2009 is included in a table following the Portfolio's Investment Portfolio for DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP. For the year ended December 31, 2009, the Portfolios invested in forward foreign currency exchange contracts with total values ranging from approximately $21,530,000 to $43,144,000 for DWS Balanced VIP, approximately $3,963,000 to $13,966,000 for DWS High Income VIP and approximately $13,820,000 to $25,660,000 for DWS Strategic Income VIP.

There are no open forward foreign currency exchange contracts as of December 31, 2009 for DWS Diversified International Equity VIP. For the year ended December 31, 2009, the Portfolio invested in forward currency exchange contracts with total values ranging from $0 to approximately $10,914,000.

DWS Balanced VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 437,161

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 86,029	$ 86,029
Interest Rate Contracts (a)	—	(336,181)	(336,181)
Foreign Exchange Contracts (b)	(294,024)	—	(294,024)
	$ (294,024)	$ (250,152)	$ (544,176)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin

(b) Unrealized depreciation on forward foreign currency exchange contracts and net payable on closed forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 126,611	$ 126,611
Interest Rate Contracts (a)	—	—	258,994	258,994
Credit Contracts (a)	—	14,291	—	14,291
Foreign Exchange Contracts (b)	2,306,946	—	—	2,306,946
	$ 2,306,946	$ 14,291	$ 385,605	$ 2,706,842

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from credit default swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (557,421)	$ (557,421)
Interest Rate Contracts (a)	—	—	35,297	35,297
Credit Contracts (a)	—	(18,005)	—	(18,005)
Foreign Exchange Contracts (b)	(1,530,732)	—	—	(1,530,732)
	$ (1,530,732)	$ (18,005)	$ (522,124)	$ (2,070,861)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on credit default swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Blue Chip VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ 7,513

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 264,030

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (5,765)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Core Fixed Income VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$ 82,971

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Interest Rate Contracts (a)	$ (648,509)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$ 158,100

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Diversified International Equity VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Futures Contracts
Equity Contracts (a)	$ 130,533

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ 419,650	$ 419,650
Foreign Exchange Contracts (b)	(49,411)	—	(49,411)
	$ (49,411)	$ 419,650	$ 370,239

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 130,533

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS Global Thematic VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Purchased Options
Equity Contracts (a)	$ 510

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Investments in securities, at value (includes purchased options)

Additionally, the amount of unrealized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (a)	$ (8,670)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

DWS Government & Agency Securities VIP

The following tables summarize the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$ 86,628

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts

Liability Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (621,621)	$ (149,486)	$ (771,107)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures and unrealized depreciation on swap contracts. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 8,872	$ (335,009)	$ (1,943,611)	$ (2,269,748)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (62,858)	$ 2,728,608	$ 2,665,750

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

DWS High Income VIP

The following table summarizes the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (23,450)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 273,723	$ 273,723
Foreign Exchange Contracts (b)	(395,940)	—	(395,940)
	$ (395,940)	$ 273,723	$ (122,217)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from credit default swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (288,556)	$ (288,556)
Foreign Exchange Contracts (b)	(158,484)	—	(158,484)
	$ (158,484)	$ (288,556)	$ (447,040)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on credit default swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Large Cap Value VIP

The following table summarizes the amount of realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations, presented by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ (17,763)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

DWS Strategic Income VIP

The following tables summarize the value of the Portfolio's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ 58,599	$ —	$ 117,286	$ 175,885
Credit Contracts (a)	—	—	17,118	17,118
Foreign Exchange Contracts (b)	—	370,829	—	370,829
	$ 58,599	$ 370,829	$ 134,404	$ 563,832

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 12,127	$ 12,127
Credit Contracts (a)	—	(18,353)	—	(18,353)
Interest Rate Contracts (a)	—	(60,923)	(105,736)	(166,659)
Foreign Exchange Contracts (b)	(94,671)	—	—	(94,671)
	$ (94,671)	$ (79,276)	$ (93,609)	$ (267,556)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures and unrealized depreciation on open swap contracts. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized depreciation on open forward foreign currency exchange contracts and net payable on closed forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ (139,505)	$ (139,505)
Credit Contracts (a)	—	—	49,287	—	49,287
Interest Rate Contracts (a)	(29,550)	—	161,633	297,148	429,231
Foreign Exchange Contracts (b)	—	(335,910)	—	—	(335,910)
	$ (29,550)	$ (335,910)	$ 210,920	$ 157,643	$ 3,103

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ —	$ 77,073	$ 77,073
Credit Contracts (a)	—	—	—	(78,551)	—	(78,551)
Interest Rate Contracts (a)	3,948	47,755	—	(22,727)	(164,622)	(135,646)
Foreign Exchange Contracts (b)	—	—	(228,416)	—	—	(228,416)
	$ 3,948	$ 47,755	$ (228,416)	$ (101,278)	$ (87,549)	$ (365,540)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

DWS Strategic Value VIP

The following table summarizes the amount of realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations, presented by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 40,548

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

DWS Technology VIP

The following table summarizes the amount of realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location in the accompanying Statement of Operations, presented by primary underlying risk exposure:

Realized Gain (Loss)	Written Options
Equity Contracts (a)	$ 12,238

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from written options

Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Portfolios' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Portfolios will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2009, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforward Utilized ($)	Capital Loss Carryforward Expired ($)
DWS Balanced VIP	1,366,000	12/31/2011	—	1,789,000
	21,426,000	12/31/2016	—	—
	45,043,000	12/31/2017	—	—
DWS Blue Chip VIP	26,687,000	12/31/2016	—	—
	32,913,000	12/31/2017	—	—
DWS Core Fixed Income VIP	3,813,000	12/31/2014	—	—
	50,000	12/31/2015	—	—
	6,143,000	12/31/2016	—	—
	48,195,000	12/31/2017	—	—
DWS Diversified International Equity VIP	32,933,000	12/31/2016	—	—
	39,164,000	12/31/2017	—	—
DWS Dreman Small Mid Cap Value VIP	40,607,000	12/31/2016	—	—
	93,401,000	12/31/2017	—	—
DWS Global Thematic VIP	42,028,000	12/31/2016	—	—
	17,928,000	12/31/2017	—	—
DWS Government & Agency Securities VIP	234,000	12/31/2014	695,000	—
	924,000	12/31/2015	—	—
DWS High Income VIP	55,108,000	12/31/2010	—	22,935,000
	13,877,000	12/31/2011	—	—
	3,844,000	12/31/2014	—	—
	858,000	12/31/2015	—	—
	17,301,000	12/31/2016	—	—
	17,232,000	12/31/2017	—	—
DWS Large Cap Value VIP	36,654,000	12/31/2016	—	—
	12,083,000	12/31/2017	—	—
DWS Mid Cap Growth VIP	20,154,000	12/31/2011	—	—
	935,000	12/31/2016	—	—
	6,546,000	12/31/2017	—	—
DWS Small Cap Growth VIP	71,888,000	12/31/2010	—	11,291,000
	4,155,000	12/31/2011	—	—
	8,113,000	12/31/2016	—	—
	34,286,000	12/31/2017	—	—
DWS Strategic Income VIP	1,611,000	12/31/2016	—	—
	1,390,000	12/31/2017	—	—
DWS Strategic Value VIP	68,443,000	12/31/2016	—	—
	88,212,000	12/31/2017	—	—
DWS Technology VIP	93,499,000	12/31/2010	—	73,056,000
	71,517,000	12/31/2011	—	—
	13,148,000	12/31/2016	—	—
	20,753,000	12/31/2017	—	—
DWS Turner Mid Cap Growth VIP	6,753,000	12/31/2016	—	—
	14,918,000	12/31/2017	—	—
In addition, included in DWS Large Cap Value VIP's net tax basis capital loss carryforward of approximately $48,737,000 is $19,469,000 inherited from its merger with DWS Davis Venture Value VIP in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the above expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2009 through December 31, 2009, the following Portfolios incurred net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2010.

Portfolio
DWS Balanced VIP	$ 77,000
DWS Blue Chip VIP	332,000
DWS Dreman Small Mid Cap Value VIP	223,000
DWS Global Thematic VIP	275,000
DWS Mid Cap Growth VIP	167,000
DWS Small Cap Growth VIP	500,000

The Portfolios have reviewed the tax positions for the open tax years as of December 31, 2009 and have determined that no provision for income tax is required in the Portfolios' financial statements. The Portfolios' federal tax returns for the prior three fiscal years and for the fiscal year of DWS Alternative Asset Allocation Plus VIP remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, for each Portfolio, except DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. Net investment income of DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. DWS Money Market VIP may take into account capital gains and losses in its daily dividend declarations. Each Portfolio may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward foreign currency exchange contracts, investments in futures contracts, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2009, the Portfolios' components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income ($)*	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Alternative Asset Allocation Plus VIP	197,898	—	207,374
DWS Balanced VIP	9,590,904	(67,835,000)	28,483,136
DWS Blue Chip VIP	1,498,266	(59,600,000)	13,703,169
DWS Core Fixed Income VIP	5,508,771	(58,201,000)	3,177,730
DWS Diversified International Equity VIP	1,752,936	(72,097,000)	18,060,430
DWS Dreman Small Mid Cap Value VIP	2,991,403	(134,008,000)	41,071,127
DWS Global Thematic VIP	607,638	(59,956,000)	5,080,202
DWS Government & Agency Securities VIP	7,732,911	(1,158,000)	7,106,920
DWS High Income VIP	15,164,227	(108,220,000)	(9,283,420)
DWS Large Cap Value VIP	3,924,552	(48,737,000)	28,603,702
DWS Mid Cap Growth VIP	—	(27,635,000)	4,571,190
DWS Small Cap Growth VIP	—	(118,442,000)	18,802,433
DWS Strategic Income VIP	4,610,813	(3,001,000)	972,376
DWS Strategic Value VIP	5,011,253	(156,655,000)	26,098,586
DWS Technology VIP	29,330	(198,917,000)	22,952,914
DWS Turner Mid Cap Growth VIP	7,248	(21,671,000)	13,515,260

In addition, the tax character of distributions paid by the Portfolios is summarized as follows:

	Distributions from ordinary income ($)*		Distributions from long-term capital gains ($)		Tax return of capital ($)
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
Portfolio	2009	2008	2009	2008	2009	2008
DWS Balanced VIP	11,680,702	17,874,817	—	—	—	—
DWS Blue Chip VIP	2,046,739	22,693,300	—	18,303,778	—	—
DWS Core Fixed Income VIP	11,379,976	16,737,934	—	—	—	—
DWS Diversified International Equity VIP	5,187,036	31,101,295	—	29,324,473	—	—
DWS Dreman Small Mid Cap Value VIP	4,442,178	41,897,747	—	134,320,787	—	—
DWS Global Thematic VIP	966,170	21,140,061	—	19,678,184	—	—
DWS Government & Agency Securities VIP	9,913,871	10,257,168	—	—	—	—
DWS High Income VIP	18,661,430	24,630,815	—	—	—	—
DWS Large Cap Value VIP	2,857,014	16,375,766	—	40,280,218	—	—
DWS Money Market VIP	1,233,830	10,231,661	—	—	—	—
DWS Strategic Income VIP	3,708,667	7,058,174	—	908,461	—	—
DWS Strategic Value VIP	12,860,410	45,076,905	—	96,459,670	—	—
DWS Turner Mid Cap Growth VIP	—	5,018,188	—	18,129,623	—	10,923

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Offering Costs. Offering costs for DWS Alternative Asset Allocation Plus VIP were paid connection with the offering of the shares and are being amortized over one year.

Expenses. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Trust expenses are allocated between each Portfolio in proportion to its relative net assets.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expect the risk of loss to be remote.

Real Estate Investment Trusts. DWS Balanced VIP and DWS Dreman Small Mid Cap Value VIP periodically recharacterize distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Portfolios distinguish between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for each Portfolio, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the year ended December 31, 2009 and for the period from February 2, 2009 (commencement of operations) through December 31, 2009 for DWS Alternative Asset Allocation Plus VIP, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Alternative Asset Allocation Plus VIP	7,450,650	3,577,325
DWS Balanced VIP excluding US Treasury Obligations	519,314,139	567,555,659
US Treasury Obligations	73,508,912	64,882,367
DWS Blue Chip VIP	81,068,307	104,088,292
DWS Core Fixed Income VIP excluding US Treasury Obligations	142,184,056	206,409,967
US Treasury Obligations	125,293,244	120,136,100
DWS Diversified International Equity VIP	110,382,058	134,634,296
DWS Dreman Small Mid Cap Value VIP	160,813,623	203,359,662
DWS Global Thematic VIP	115,097,569	130,377,092
DWS Government & Agency Securities VIP excluding US Treasury Obligations	819,901,210	853,318,218
US Treasury Obligations	4,121,194	12,452,041
DWS High Income VIP	121,814,844	110,254,039
DWS Large Cap Value VIP	133,326,935	187,976,231
DWS Mid Cap Growth VIP	16,945,572	19,703,107
DWS Small Cap Growth VIP	61,762,305	73,147,833
DWS Strategic Income VIP excluding US Treasury Obligations	208,336,439	215,350,477
US Treasury Obligations	46,055,672	48,893,713
DWS Strategic Value VIP	244,306,696	330,574,675
DWS Technology VIP	29,734,784	42,540,791
DWS Turner Mid Cap Growth VIP	38,959,576	55,531,726

For the year ended December 31, 2009, transactions for written options on futures were as follows for DWS Government & Agency Securities VIP:

	Number of Contracts	Premiums
Outstanding, beginning of period	—	$ —
Options written	90	12,974
Options closed	(90)	(12,974)
Outstanding, end of period	—	$ —

For the year ended December 31, 2009, transactions for written options on interest rate swaps were as follows for DWS Strategic Income VIP:

	Contract Amount	Premiums
Outstanding, beginning of period	12,000,000	$ 70,950
Options written	—	—
Options closed	(12,000,000)	(70,950)
Outstanding, end of period	—	$ —

For the year ended December 31, 2009, transactions for written options on securities were as follows for DWS Technology VIP:

	Number of Contracts	Premiums
Outstanding, beginning of period	—	$ —
Options written	422	12,238
Options expired	(422)	(12,238)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio or delegates such responsibility to each Portfolio's subadvisor.

Under the Investment Management Agreement with the Advisor, the fees are equivalent to the annual rates shown below of each Portfolio's average daily net assets, computed and accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Alternative Asset Allocation Plus VIP on assets invested in other DWS Funds on assets invested in all other assets not considered DWS Funds	.200% 1.200%
DWS Balanced VIP $0-$250 million	.370%
next $750 million	.345%
over $1 billion	.310%
DWS Blue Chip VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Core Fixed Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Diversified International Equity VIP $0-$1.5 billion	.650%
next $1.75 billion	.635%
next $1.75 billion	.620%
over $5 billion	.605%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.540%
next $2.5 billion	.530%
over $12.5 billion	.520%
DWS Global Thematic VIP $0-$250 million	.915%
next $500 million	.865%
next $750 million	.815%
next $1.5 billion	.765%
over $3 billion	.715%
DWS Government & Agency Securities VIP $0-$250 million	.450%
next $750 million	.430%
next $1.5 billion	.410%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
next $2.5 billion	.340%
over $12.5 billion	.320%
DWS High Income VIP $0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%
DWS Large Cap Value VIP $0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%
DWS Mid Cap Growth VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Money Market VIP $0-$500 million	.285%
next $500 million	.270%
next $1.0 billion	.255%
over $2.0 billion	.240%
DWS Small Cap Growth VIP $0-$250 million	.550%
next $750 million	.525%
over $1 billion	.500%
DWS Strategic Income VIP $0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%
DWS Strategic Value VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Technology VIP $0-$250 million	.665%
next $750 million	.635%
next $1.5 billion	.615%
next $2.5 billion	.595%
next $2.5 billion	.565%
next $2.5 billion	.555%
next $2.5 billion	.545%
over $12.5 billion	.535%
DWS Turner Mid Cap Growth VIP $0-$250 million	.715%
next $250 million	.700%
next $500 million	.685%
over $1 billion	.670%

Prior to February 27, 2009, Aberdeen Asset Management Inc. ("AAMI") served as subadvisor to DWS Core Fixed Income VIP and was paid by the Advisor for its services. The Board of the Portfolio approved the termination of AAMI as the Portfolio's subadvisor. Effective February 27, 2009, DIMA assumed all day-to-day advisory responsibilities for the Portfolio that were previously delegated to AAMI.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor to DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Prior to June 2, 2009, pursuant to a written contract with the Advisor, DVM, served as the subadvisor to DWS Strategic Value VIP with respect to the investment and reinvestment of the Portfolio's assets. DVM was paid for its services by the Advisor from its fee as investment advisor to the Portfolio. The Portfolio's Board approved the termination of DVM as the Portfolio's subadvisor. The Portfolio's Board also approved an interim sub-advisory agreement between DIMA, and its affiliate, Deutsche Asset Management International GmbH ("DeAMi"), effective June 2, 2009. The Advisor compensated DeAMi out of the management fee it received from the Portfolio. Effective July 31, 2009, the interim sub-advisory agreement was terminated and DIMA assumed responsibility for all portfolio management responsibilities for the Portfolio.

Turner Investment Partners, Inc. serves as subadvisor to DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

DeAMi serves as subadvisor to DWS Large Cap Value VIP and a portion of DWS Balanced VIP's large cap value allocation of the portfolio. DeAMi is paid by the Advisor for its services.

On January 26, 2010, the Advisor announced its intention to transition members of DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Diversified International Equity VIP, DWS Global Thematic VIP and DWS Strategic Income VIP's portfolio management team who are part of its Quantitative Strategies Group or, in the case of DWS Global Thematic VIP its Global Equity Team, out of DIMA into two separate independent investment advisory firms that are not affiliated with DIMA. In order for each portfolio to continue to benefit from the investment expertise offered by the affected portfolio managers, DIMA has recommended to the Portfolio's Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed during the second quarter 2010.

For the period from February 2, 2009 (commencement of operations) through December 31, 2009, the Advisor has agreed to waive 0.15% of the monthly management fee based on average daily net assets for DWS Alternative Asset Allocation Plus VIP.

For the period from January 1, 2009 through April 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Global Thematic VIP Class A	1.05%
Class B	1.45%

For the period from January 1, 2009 through September 30, 2009 and through March 6, 2009 for Class B shares for DWS Balanced VIP, DWS Diversified International VIP, DWS Mid Cap Growth VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP and DWS Turner Mid Cap Growth VIP, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Balanced VIP Class B	1.22%
DWS Blue Chip VIP Class B	1.25%
DWS Diversified International Equity VIP Class B	1.40%
DWS Government & Agency Securities VIP Class A	.65%
Class B	1.05%
DWS High Income VIP Class B	1.18%
DWS Large Cap Value VIP Class B	1.25%
DWS Mid Cap Growth VIP Class A	.94%
Class B	1.34%
DWS Small Cap Growth VIP Class B	1.41%
DWS Strategic Income VIP Class A	.82%
Class B	1.22%
DWS Technology VIP Class B	1.48%
DWS Turner Mid Cap Growth VIP Class B	1.34%

For the period from April 27, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Large Cap Value VIP Class A	.88%

For the period from May 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Global Thematic VIP Class A	1.07%
Class B	1.47%

For the period from October 1, 2009 [February 2, 2009 (commencement of operations) for Class A shares and May 18, 2009 (commencement of operations) for Class B shares for DWS Alternative Asset Allocation Plus VIP] through September 30, 2010, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Alternative Asset Allocation Plus VIP Class A	.21%
Class B	.61%
DWS Global Thematic VIP Class A	1.06%
Class B	1.46%
DWS High Income VIP Class B	1.25%
DWS Large Cap Value VIP Class A	.88%
Class B	1.28%
DWS Mid Cap Growth VIP Class A	1.09%
DWS Strategic Income VIP Class A	.87%
DWS Turner Mid Cap Growth VIP Class A	1.01%

For the period from January 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Money Market VIP Class A	.44%
DWS Strategic Value VIP Class A	.78%
Class B	1.11%

Effective November 16, 2009, the Advisor has voluntarily agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Portfolio	Annual Rate
DWS Core Fixed Income VIP Class B	1.07%

Accordingly, for the year ended December 31, 2009 and for the period from February 2, 2009 (commencement of operations) through December 31, 2009 for DWS Alternative Asset Allocation Plus VIP, the total management fees, management fees waived and effective management fee rates were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Alternative Asset Allocation Plus VIP	4,064	4,064.00%
DWS Balanced VIP	1,107,448	—	.37%
DWS Blue Chip VIP	556,755	—	.55%
DWS Core Fixed Income VIP	635,016	—	.50%
DWS Diversified International Equity VIP	527,405	—	.65%
DWS Dreman Small Mid Cap Value VIP	1,488,279	—	.65%
DWS Global Thematic VIP	567,449	212,704.57%
DWS Government & Agency Securities VIP	886,913	—	.45%
DWS High Income VIP	879,928	—	.50%
DWS Large Cap Value VIP	1,164,765	—	.65%
DWS Mid Cap Growth VIP	129,856	48,037.42%
DWS Money Market VIP	946,882	—	.285%
DWS Small Cap Growth VIP	373,273	—	.55%
DWS Strategic Income VIP	391,763	43,268.49%
DWS Strategic Value VIP	1,818,873	104,023.62%
DWS Technology VIP	452,097	—	.665%
DWS Turner Mid Cap Growth VIP	324,784	—	.715%

In addition, for the period ended December 31, 2009, the Advisor waived $116,826 of other expenses for DWS Alternative Asset Allocation Plus VIP.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolios. For all services provided under the Administrative Services Agreement, the Portfolios pay DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolios' average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009 and for the period from February 2, 2009 (commencement of operations) through December 31, 2009 for DWS Alternative Asset Allocation Plus VIP, the Administration Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2009 ($)
DWS Alternative Asset Allocation Plus VIP	2,032	2,032	—
DWS Balanced VIP	302,883	—	27,158
DWS Blue Chip VIP	101,228	—	9,432
DWS Core Fixed Income VIP	127,003	—	8,051
DWS Diversified International Equity VIP	81,139	—	7,366
DWS Dreman Small Mid Cap Value VIP	229,045	—	21,701
DWS Global Thematic VIP	62,016	—	6,029
DWS Government & Agency Securities VIP	197,092	—	15,170
DWS High Income VIP	175,986	—	16,747
DWS Large Cap Value VIP	179,195	—	18,354
DWS Mid Cap Growth VIP	19,527	—	1,862
DWS Money Market VIP	332,239	—	23,153
DWS Small Cap Growth VIP	67,868	—	6,554
DWS Strategic Income VIP	71,230	—	6,277
DWS Strategic Value VIP	274,743	—	24,385
DWS Technology VIP	67,985	—	6,661
DWS Turner Mid Cap Growth VIP	45,424	—	4,206

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for each Portfolio. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the year ended December 31, 2009, for the period ended March 6, 2009 (February 3, 2009 for DWS Money Market VIP) for DWS Balanced VIP, DWS Diversified International Equity VIP, DWS Mid Cap Growth VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP and DWS Turner Mid Cap Growth VIP and for the period from February 2, 2009 (commencement of operations) for Class A shares and May 18, 2009 (commencement of operations) for Class B shares through December 31, 2009 for DWS Alternative Asset Allocation Plus VIP, the amounts charged to each Portfolio by DISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2009 ($)
DWS Alternative Asset Allocation Plus VIP Class A	71	71	—
DWS Alternative Asset Allocation Plus VIP Class B	30	—	4
DWS Balanced VIP Class A	626	—	45
DWS Balanced VIP Class B	5	—	—
DWS Blue Chip VIP Class A	265	—	40
DWS Blue Chip VIP Class B	28	—	4
DWS Core Fixed Income VIP Class A	76	—	27
DWS Core Fixed Income VIP Class B	43	—	2
DWS Diversified International Equity VIP Class A	151	—	23
DWS Diversified International Equity VIP Class B	15	15	—
DWS Dreman Small Mid Cap Value VIP Class A	721	—	116
DWS Dreman Small Mid Cap Value VIP Class B	319	—	62
DWS Global Thematic VIP Class A	383	383	—
DWS Global Thematic VIP Class B	62	—	2
DWS Government & Agency Securities VIP Class A	391	—	56
DWS Government & Agency Securities VIP Class B	43	—	1
DWS High Income VIP Class A	309	—	42
DWS High Income VIP Class B	24	—	4
DWS Large Cap Value VIP Class A	128	—	50
DWS Large Cap Value VIP Class B	59	—	10
DWS Mid Cap Growth VIP Class A	473	473	—
DWS Mid Cap Growth VIP Class B	5	5	—
DWS Money Market VIP Class A	574	—	574
DWS Money Market VIP Class B	2	—	—
DWS Small Cap Growth VIP Class A	569	—	60
DWS Small Cap Growth VIP Class B	5	—	—
DWS Strategic Income VIP Class A	207	207	—
DWS Strategic Income VIP Class B	5	5	—
DWS Strategic Value VIP Class A	494	494	—
DWS Strategic Value VIP Class B	215	—	36
DWS Technology VIP Class A	177	—	29
DWS Technology VIP Class B	119	—	20
DWS Turner Mid Cap Growth VIP Class A	102	—	22
DWS Turner Mid Cap Growth VIP Class B	8	8	—

Distribution Service Agreement. Under the Portfolios' Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2009 and for the period ended March 6, 2009 (February 3, 2009 for DWS Money Market VIP) for DWS Balanced VIP, DWS Diversified International Equity VIP, DWS Mid Cap Growth VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP and DWS Turner Mid Cap Growth VIP, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2009 ($)
DWS Alternative Asset Allocation Plus VIP	4,099	834
DWS Balanced VIP	20	—
DWS Blue Chip VIP	357	196
DWS Core Fixed Income VIP	68,650	11
DWS Diversified International Equity VIP	40	—
DWS Dreman Small Mid Cap Value VIP	57,670	5,128
DWS Global Thematic VIP	10,871	1,078
DWS Government & Agency Securities VIP	17,935	1,520
DWS High Income VIP	351	32
DWS Large Cap Value VIP	1,457	154
DWS Mid Cap Growth VIP	9	—
DWS Money Market VIP	10	—
DWS Small Cap Growth VIP	6	—
DWS Strategic Income VIP	21	—
DWS Strategic Value VIP	4,762	453
DWS Technology VIP	5,456	574
DWS Turner Mid Cap Growth VIP	3	3

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Portfolio. For the year ended December 31, 2009 and for the period from February 2, 2009 (commencement of operations) through December 31, 2009 for DWS Alternative Asset Allocation Plus VIP, the amount charged to each Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Amount ($)	Unpaid at December 31, 2009 ($)
DWS Alternative Asset Allocation Plus VIP	13,201	1,868
DWS Balanced VIP	8,192	4,182
DWS Blue Chip VIP	7,116	1,861
DWS Core Fixed Income VIP	6,818	1,818
DWS Diversified International Equity VIP	6,231	1,613
DWS Dreman Small Mid Cap Value VIP	6,939	1,934
DWS Global Thematic VIP	6,136	2,791
DWS Government & Agency Securities VIP	4,787	1,848
DWS High Income VIP	6,996	2,090
DWS Large Cap Value VIP	15,458	2,290
DWS Mid Cap Growth VIP	5,850	2,128
DWS Money Market VIP	5,111	1,857
DWS Small Cap Growth VIP	6,112	2,794
DWS Strategic Income VIP	7,055	3,426
DWS Strategic Value VIP	6,696	1,995
DWS Technology VIP	7,599	2,118
DWS Turner Mid Cap Growth VIP	5,074	1,868

Trustees' Fees and Expenses. The Portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Portfolios may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Portfolios currently may invest in Central Cash Management Fund. Prior to October 2, 2009, the Portfolios invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Ownership of the Portfolios

At December 31, 2009, the beneficial ownership in each Portfolio was as follows:

DWS Alternative Asset Allocation Plus VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 98%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 44%, 23% and 14%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54% and 39%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 43% and 13%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Diversified International Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 29% and 29%.

DWS Dreman Small Mid Cap Value VIP:Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 39%, 26% and 14%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 46%, 21% and 11%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 33%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 38% and 15%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 32% and 28%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Large Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 55%, 31% and 10%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 75% and 25%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 35%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 35%, 21% and 13%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 27% and 25%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59% and 38%.

DWS Strategic Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 30%. Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 26%, 23%, 15% and 13%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 37%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 93%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 75% and 25%.

G. Line of Credit

The Trust and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Portfolios may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The facility borrowing limit for each Portfolio as a percentage of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Alternative Asset Allocation Plus VIP	10%
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Core Fixed Income VIP	33%
DWS Diversified International Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS High Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Strategic Value VIP	33%
DWS Technology VIP	5%
DWS Turner Mid Cap Growth VIP	33%

H. Payments Made by Affiliates

During the year ended December 31, 2009, the Advisor fully reimbursed DWS Balanced VIP, DWS Mid Cap Growth VIP, DWS Small Cap Growth VIP and DWS Strategic Income VIP $183, $133, $499 and $188, respectively, for losses incurred on trades executed incorrectly. The amounts of the losses were less than 0.01% of each Portfolio's average net assets, thus having no impact on each Portfolio's total return. In addition, during the year ended December 31, 2009, the Advisor fully reimbursed DWS Core Fixed Income VIP $24,775 for losses incurred on trades executed incorrectly. The amount of the losses was 0.02% of the Portfolio's average net assets.

During the year ended December 31, 2009, the respective subadvisor for DWS Dreman Small Mid Cap Value VIP, DWS Large Cap Value VIP and DWS Strategic Value VIP reimbursed the Portfolios' $9,887, $281 and $12,813, respectively, to compensate for a breach of each Portfolio's procedures. The amounts of the reimbursements were less than 0.01% of each Portfolio's average daily net assets, thus having no impact on each Portfolio's total return.

I. Participation in the Treasury's Temporary Guarantee Program

DWS Money Market VIP participated in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Department of the Treasury (the "Treasury"). The Program was terminated on September 18, 2009.

The Portfolio paid the expenses of participating in the Program. The expense was determined by the product of (i) the number of shares outstanding of each class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which was based upon the market-based net asset value outstanding of each share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee was equal to 0.010%. For the coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee was equal to 0.015%. For the coverage under the Program beginning on May 1, 2009 and ending September 18, 2009, the Program participation fee was equal to 0.015%. This expense was amortized over the length of the participation in the Program and is included in "Temporary guarantee program participation fee" on the Statement of Operations. For the period from January 1, 2009 through September 18, 2009, the Portfolio accrued $113,841. This expense was borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio.

Neither the Portfolio nor Deutsche Investment Management Americas Inc., the Portfolio's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

J. Acquisition of Assets

On April 24, 2009, DWS Large Cap Value VIP acquired all of the net assets of DWS Davis Venture Value VIP pursuant to a plan of reorganization approved by shareholders on November 21, 2008. The primary reason for the acquisition was to consolidate portfolios managed by the Advisor with comparable investment objectives. The acquisition was accomplished by a tax-free exchange of 17,064,120 Class A shares and 32,154 Class B shares of DWS Davis Venture Value VIP for 12,224,432 Class A shares and 22,957 Class B shares of DWS Large Cap Value VIP, respectively, outstanding on April 24, 2009. For financial reporting purposes, the net assets received and shares issued by DWS Large Cap Value VIP were recorded at fair value; however, DWS Davis Venture Value VIP's cost of investments was carried forward to align ongoing reporting of DWS Large Cap Value VIP's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

DWS Davis Venture Value VIP's net assets at that date, $107,655,331, including $5,676,099 of net unrealized appreciation, were combined with those of DWS Large Cap Value VIP. The aggregate net assets of the Portfolio immediately before the acquisition were $106,678,067. The combined net assets of the Portfolio immediately following the acquisition were $214,333,398.

The financial statements reflect the operations of the DWS Large Cap Value VIP for the period prior to the acquisition and the combined portfolio for the period subsequent to the portfolio merger. Assuming the acquisition had been completed on January 1, 2009, DWS Large Cap Value VIP's pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income*	$ 4,549,613
Net gain (loss) on investments	$ 35,381,120
Net increase (decrease) in net assets resulting from operations	$ 39,930,733

* Net investment income includes $73,453 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Davis Venture Value VIP that have been included in DWS Large Cap Value VIP's Statement of Operations since April 24, 2009.

K. Combination of Share Class

The Board of Trustees of the Trust approved the combination of the Class B shares of DWS Core Fixed Income VIP into the Class A shares of the same Portfolio. Effective February 5, 2010, Class B shares were combined into Class A shares.

L. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 16, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Portfolios' financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of DWS Variable Series II (the "Trust"), comprising the DWS Alternative Asset Allocation Plus VIP, DWS Balanced VIP, DWS Blue Chip VIP, DWS Core Fixed Income VIP, DWS Diversified International Equity VIP (formerly DWS International Select Equity VIP), DWS Dreman Small Mid Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Large Cap Value VIP, DWS Mid Cap Growth VIP, DWS Money Market VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP, DWS Strategic Value VIP (formerly DWS Dreman High Return Equity VIP), DWS Technology VIP and DWS Turner Mid Cap Growth VIP, including the investment portfolios, as of December 31, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of the DWS Variable Series II at December 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2010

Tax Information (Unaudited)

For corporate shareholders, the following percentage of income dividends paid during the following Portfolios' fiscal year ended December 31, 2009 qualified for the dividends received deduction:

Portfolio	Dividends Received %
DWS Balanced VIP	31
DWS Blue Chip VIP	100
DWS Dreman Small Mid Cap Value VIP	100
DWS Global Thematic VIP	42
DWS Large Cap Value VIP	100
DWS Strategic Value VIP	100

DWS Diversified International Equity VIP paid foreign taxes of $214,650 and earned $1,681,927 of foreign source income during the year ended December 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, the Portfolio designates $0.02 per share as foreign taxes paid and $0.15 per share as income earned from foreign sources for the year ended December 31, 2009.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of each Fund's investment management agreement (the "Investment Management Agreements") with Deutsche Investment Management Americas Inc. ("DWS") and, for each sub-advised Fund, the sub-advisory agreement (the "Sub-Advisory Agreements") between DWS and the sub-advisor1 (the "Sub-Advisors") and for DWS Alternative Asset Allocation Plus VIP, the sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements," and together with the Investment Management Agreements and the Sub-Advisory Agreements, the "Agreements") between its sub-advisor and sub-sub-advisors2 (the "Sub-Sub-Advisors") in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Funds' Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee and Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of each Fund's performance, fees and expenses, and profitability compiled by the Funds' independent fee consultant. The Board also received extensive information throughout the year regarding performance of each Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Funds' independent fee consultant in the course of their review of each Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of each Fund's Rule 12b-1 plan (as applicable), distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of each Fund. The Board considered, generally, that shareholders chose to invest or remain invested in each Fund knowing that DWS managed the Fund, and that the Agreements were approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DWS's, the Sub-Advisors' and the Sub-Sub-Advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, the Sub-Advisors and the Sub-Sub-Advisors provide portfolio management services to the Funds and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Funds. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS, the Sub-Advisors, and the Sub-Sub-Advisors to attract and retain high-quality personnel, and the organizational depth and stability of DWS, the Sub-Advisors and the Sub-Sub-Advisors. The Board reviewed each Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper") or iMoneyNet Inc. ("iMoneyNet"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper or iMoneyNet), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, the Sub-Advisors, and the Sub-Sub-Advisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered each Fund's investment management fee schedule(s), operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). The Board also reviewed data comparing each Fund's total (net) operating expenses (per class, as applicable) to its applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, the Sub-Advisors and the Sub-Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Investment Management Agreements. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing each Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of each Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of each Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of the Sub-Advisors and Sub-Sub-Advisors. The Board noted that DWS pays the Sub-Advisors' and Sub-Sub-Advisors' fees out of its management fee, and its understanding that the respective Fund's sub-advisory or sub-sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any economies of scale. The Board noted that each Fund's (except DWS Alternative Asset Allocation Plus VIP) management fee schedule includes fee breakpoints. For DWS Alternative Asset Allocation Plus VIP, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider the implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that each Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS, the Sub-Advisors and the Sub-Sub-Advisors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS, the Sub-Advisors and the Sub-Sub-Advisors and their affiliates, including any fees received by DWS for administrative services provided to each Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS, the Sub-Advisors and the Sub-Sub-Advisors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS, the Sub-Advisors and the Sub-Sub-Advisors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Funds' chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of DVM's and Turner's compliance programs and compliance with the applicable fund policies and procedures.

In connection with the factors described above, the Board considered factors specific to each Fund, as discussed below.

DWS Alternative Asset Allocation Plus VIP

Nature, Quality and Extent of Services. The Board did not consider comparative performance information due to the Fund's limited operating history.

Fees and Expenses. The Board noted that in connection with its initial approval of the Fund's Agreements in September 2008, it had considered the Fund's management fee and total expense ratios relative to a peer group consisting of funds from the Lipper Flexible VIP, Global Core VIP and Global Flexible VIP categories and a custom peer group developed by DWS. The Board also noted that it had received a report prepared by the independent fee consultant in connection with the initial approval of the Fund's Agreements in September 2008 (the "Initial IFC Report") which contained the independent fee consultant's findings regarding the Fund's fees and expenses. The Board noted that the Fund did not commence operations until February 2009 and considered the independent fee consultant's representation in connection with contract renewal that the facts and circumstances regarding the Fund's fees and expenses had not changed materially since the Initial IFC Report. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Balanced VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made changes in the Fund's structure, including the addition of new asset classes in which the Fund may invest in April 2009.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Blue Chip VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2008 and outperformed its benchmark in the five-year period ended December 31, 2008.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008).

DWS Core Fixed Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in the Fund's management structure, including the termination of Aberdeen Asset Management, Inc. as the Fund's sub-advisor and the introduction of a new portfolio management team effective February 27, 2009.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008).

DWS Diversified International Equity VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in the Fund's structure, including the management transition to the DWS Quantitative Strategy Group and the change in investment strategy from focused to diversified in May 2009.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008).

DWS Dreman Small Mid Cap Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2008 and outperformed its benchmark in each of the three- and five-year periods ended December 31, 2008.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund.

DWS Global Thematic VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2008 and outperformed its benchmark in the five-year period ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Government & Agency Securities VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008).

DWS High Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund outperformed its benchmark in each of the one- and five-year periods ended December 31, 2008 and matched its benchmark in the three-year period ended December 31, 2008.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Large Cap Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2008 and underperformed its benchmark in the five-year period ended December 31, 2008.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Mid Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of a new portfolio management team in January 2009.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Money Market VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2008, the Fund's gross performance (Class A shares) was in the 2nd quartile and 1st quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Small Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of a new portfolio management team in January 2009.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008).

DWS Strategic Income VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Strategic Value VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in the Fund's management structure, including the termination of Dreman Value Management, L.L.C. as the Fund's sub-advisor and the introduction of a new portfolio management team effective June 2, 2009.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

DWS Technology VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of a new portfolio management team in July 2009.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008).

DWS Turner Mid Cap Growth VIP

Nature, Quality and Extent of Services. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and Turner the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

Fees and Expenses. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to Turner, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

• • • • •

Based on all of the information considered and the conclusions reached, the Board (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of each Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

1 The Sub-Advisors are: Dreman Value Management L.L.C. ("DVM") (DWS Dreman Small Mid Cap Value VIP); Turner Investment Partners, Inc. ("Turner") (DWS Turner Mid Cap Growth VIP); Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS (DWS Large Cap Value VIP and DWS Balanced VIP); and RREEF America L.L.C., an affiliate of DWS (DWS Alternative Asset Allocation Plus VIP).

2 The Sub-Sub Advisors for DWS Alternative Asset Allocation Plus Fund are: RREEF Global Advisers Limited; Deutsche Asset Management (Hong Kong) Limited; and Deutsche Investments Australia Limited, all affiliates of DWS.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[8] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
Jason Vazquez[8] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[8] (1951) Chief Legal Officer, 2006-present

Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investment Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS2-2 (R-15792-1 2/10)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2009, DWS Variable Series II has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES II

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Trust’s Independent Registered Public Accountant, billed to the Trust during the Trust’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Trust.

Services that the Trust’s Independent Registered Public Accountant Billed to the Trust

Fiscal Year Ended December 31,	Audit Fees Billed to Trust	Audit-Related Fees Billed to Trust	Tax Fees Billed to Trust	All Other Fees Billed to Trust
2009	$808,655	$0	$143,296	$0
2008	$1,018,541	$0	$143,117	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Trust’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$440,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Trust’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Trust’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Trust’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Trust (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$143,296	$440,000	$686,000	$1,269,296
2008	$143,117	$382,000	$1,349,733	$1,874,850

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Trust.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

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In connection with the audit of the 2008 and 2009 financial statements, the Trust entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

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E&Y advised the Trust’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Trust’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Trust. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Trust. In reaching this conclusion, E&Y noted a number of factors,including that the arrangement did not create a mutual or conflicting interest between E&Y and the Trust and that the arrangement did not involve the Trust, but rather affiliates of the Trust in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Trust’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Trust as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Trust. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Trust and was not involved with the provision of audit services to the Trust. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Trust.

Finally, E&Y advised the Trust’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Trust as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Trust. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Trust and was not involved with the provision of audit services to the Trust. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Trust.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 19, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 19, 2010